                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSRS

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

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                  Investment Company Act file number 811-05641

                            The Park Avenue Portfolio
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                      7 Hanover Square New York, N.Y. 10004
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)



Frank L. Pepe                                   Thomas G. Sorell
The Park Avenue Portfolio                       The Park Avenue Portfolio
7 Hanover Square                                7 Hanover Square
New York, N.Y. 10004                            New York, N.Y. 10004

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                    (Name and address of agents for service)


       Registrant's telephone number, including area code: (800) 221-3253
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                      Date of fiscal year end: December 31
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                     Date of reporting period: June 30, 2003
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ITEM 1. REPORTS TO STOCKHOLDERS.
        The Semiannual Report to Stockholders follows.

                          Please turn the page to see
                    the supplement dated January 7, 2002 to
            The Park Avenue Portfolio Prospectus dated May 1, 2001.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

                              [GUARDIAN(SM) LOGO]

                           THE PARK AVENUE Portfolio

                        Supplement dated January 7, 2002
                        to Prospectus dated May 1, 2001

This Supplement should be retained with the Prospectus for future reference.

The following replaces the first paragraph under the heading "The Funds' Investment Advisers" on page 59 of the prospectus:

Guardian Investor Services LLC (GIS) is the adviser for all of the Funds in The Park Avenue Portfolio, except for the two international funds. GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Services Corporation, a New York corporation organized in 1968. GIS is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a New York mutual insurance company. GIS is located at 7 Hanover Square, New York, New York 10004. GIS buys and sells securities, selects brokers to effect transactions, and negotiates brokerage fees. GIS is the adviser to several other mutual funds sponsored by Guardian Life, and it is the underwriter and distributor of the Fund's shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc.
(GIAC).

Wherever the terms "Guardian Investor Services Corporation" and "GISC" appear in the prospectus, replace them with the terms "Guardian Investor Services LLC" and "GIS", respectively.

The following replaces the paragraph below "Small Cap Fund" under the Section "Portfolio Managers" on page 61 of the prospectus:

Matthew P. Ziehl, CFA, is the Fund's portfolio manager. He is a Managing Director of Guardian Life. Before joining Guardian Life in January 2002, Mr. Ziehl was a Team Leader within Salomon Brothers Asset Management, Inc. for small cap growth portfolios since January, 2001, and a Co-Portfolio Manager of the Salomon Brothers Small Cap Growth Fund since August, 1999. Prior to that, Mr. Ziehl served as an Analyst for the Salomon Brothers Small Cap Growth Fund from May, 1998 to July, 1999 and as an Analyst/Portfolio Manager for the U.S. Small Cap Equity Team at Citibank Global Asset Management from January, 1995 to May, 1998.

EB-013869(2) (1/02)

DEAR SHAREHOLDER:

[PHOTO]                        CAUTIOUSLY OPTIMISTIC BUT ALWAYS WELL
Thomas G. Sorell, C.F.A.       DIVERSIFIED!
Chief Investment Officer
                               After three difficult years, we believe that
                               both the economy and the stock market may
                               finally be on the road to long term recovery
                               and we are cautiously optimistic about the
                               future.

                               THE FIRST SIX MONTHS IN REVIEW


The U.S. financial markets experienced a difficult start in 2003 as investors focused on the potentially adverse economic impact of an imminent war with Iraq. Meanwhile, the Federal Reserve Board (Fed) remained confident that an economic recovery was underway and that it would strengthen when the hostilities ended. The financial markets, however, were unconvinced. As a result, the S&P 500 Index(1) declined 3% in the first quarter, and although interest rates were volatile, they ended the quarter with little change.

  In late March, as U.S. and British troops entered Iraq and it became apparent the military campaign to defeat Saddam Hussein would be swift, the equity markets rallied. We also saw a rise in U.S. Treasury rates, as they were no longer sought as a safe haven investment amid geopolitical uncertainty.

  Risk taking was once again in vogue during the second quarter, with the best performing markets representing the same speculative sectors that were the most beaten down during the past few years. The technology-laden NASDAQ Composite Index(2) returned over 21% during the second quarter, while the high yield debt market returned 10%. In fact, between this year's equity market lows and June 30, 2003, the S&P 500 Index had a return of almost 22% and the NASDAQ returned approximately 28%. Although these returns represent an upswing in equity markets that we have often seen following periods of stock market decline, we do not believe that past history is necessarily any indication of how the equity markets will behave in the future, and we think it is unlikely that these increases represent a long-term trend.

---------------------------------------------------------
2003 MARKET RETURNS
---------------------------------------------------------
                          1ST       2ND       6 MONTHS
                        QUARTER   QUARTER       ENDED
INDEX                    2003      2003     JUNE 30, 2003
---------------------------------------------------------
S&P 500 Index           -3.15%    15.39%       11.76%
---------------------------------------------------------
Russell 2000 Index(3)   -4.49%    23.43%       17.89%
---------------------------------------------------------
Nasdaq Composite
  Index                  0.58%    21.11%       21.82%
---------------------------------------------------------
The Lehman Aggregate
  Bond Index(4)          1.39%     2.50%        3.93%
---------------------------------------------------------
The Lehman High Yield
  Bond Index(4)          7.61%    10.11%       18.49%
---------------------------------------------------------

  While the Federal Reserve Board (Fed) was patient early in the first quarter, in expectation of a post-Iraq recovery, in March the Fed agreed to abandon temporarily its balanced policy assessment of economic risk and instead promised "heightened surveillance" of the economy. By May, when economic indicators did not turn sufficiently positive for the Fed, it adopted a significantly different approach to evaluating economic risk. The Fed decided to issue policy statements involving two assessments. The first deliberated prospects for economic growth over the next few quarters. The second reflected the Fed's view regarding whether inflation was likely to accelerate or decelerate. With this change in policy, the Fed indicated that while the risks to economic growth were balanced, "the probability of an unwelcome substantial fall in inflation, though minor, exceeds that of a pickup in inflation from its already low level." Taken together, in our view the Fed's pronouncements represented a significant shift in policy. It became clear that the Fed was concerned about deflation, and would do everything it could to prevent its occurrence.

  In response, the financial markets concluded the Fed was prepared to ease further. More importantly, it appeared the Fed was willing to resort to unconventional tools if necessary (for example, purchasing long Treasury bonds for its own account), in order to lower interest rates, stimulate economic growth, and prevent deflation. Already low Treasury rates fell even further, to levels not seen in 45 years. The ten-year Treasury rate declined approximately 0.80%, reaching a low of 3.11% in mid-June. The decline in rates over this period led to another wave of mortgage refinancing that once again provided additional liquidity and support to consumers and further stimulated U.S. economic growth. In June, as interest rates were falling, equities were rising; the S&P 500 Index crossed the 1000 mark for the first time in a year.

  As the second quarter came to a close, the Fed's policy-making Federal Open Market Committee (FOMC) cut the Federal Funds rate 0.25%, lowering the target rate to 1%. This rate cut disappointed some market participants

--------------------

(1) The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity.

(2) The NASDAQ Composite Index is an unmanaged, broad-based capitalization-weighted index of all NASDAQ National Market stocks.

(3) The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small capitalization issues in the U.S. stock market.

(4) The Lehman Aggregate Bond Index and The Lehman High Yield Bond Index are unmanaged indices that are generally considered to be representative of U.S. bond market activity and U.S. corporate high yield bond market activity.

All of these Indices are not available for direct investment, and their returns do not reflect the fees and expenses that have been deducted from the Fund.
--------------------------------------------------------------------------------
expecting a greater reduction of 0.50%. Once again, this appeared to signal the Fed's confidence that an economic recovery was imminent and that deflation risks, while taken seriously, did not seem likely.

ECONOMIC OUTLOOK

  When we consider all the shocks and impediments impacting U.S. economic growth, along with the mild recession experienced in the U.S. over the past two years, what becomes evident is the economy's underlying strength and resiliency. Our belief is that as those obstacles dissipate, economic growth will likely increase.

  The first and most significant shock was the burst of the technology bubble. During the 1992-2000 expansion, corporate America made tremendous capital investments. During this period business spending on structures, equipment and software increased 117%(5) while real GDP(6) grew about 38%. Many economists refer to this imbalance as a "capital overhang." The recession of 2001 was unusual in that it was not caused by rapid economic growth and inflationary pressures, but instead by the bursting of an asset bubble and a precipitous decline in capital spending and corporate profitability. In fact, the Fed's strategy throughout the "recovery" period has been to stimulate personal consumption to sustain the economy until the business sector recovered and again started contributing to economic growth. While business spending was negative in 2001 (-5.2%) and 2002 (-5.7%),(5) it appears that the decline is over, and it has stabilized at slightly positive levels. The latest Blue Chip Economic Consensus(7) forecasts business spending to grow at a 1.1% rate in 2003.

  The other obvious obstacle to growth has been the impact of geopolitical risk and its effect on consumer and business confidence. Between 9/11 and the wars in Afghanistan and Iraq, it's not surprising to us that economic growth has been weak. However, it now appears that while risks remain with respect to the Middle East and North Korea, we believe diplomacy will most likely be the focus of future engagements, not military action. For this reason we have recently witnessed a revival in both consumer and business confidence, both of which have also benefited from the recent recovery in equity markets. The Consumer Confidence Index(8) has climbed well off its March lows, and business sentiment has improved as evidenced by the Institute for Supply Management's Manufacturing and Service surveys.

  Also supporting a business expansion are the tentative signs that corporate profits are improving. According to research firm Thomson First Call, S&P 500 operating earnings per share during the first quarter rose to $12.55, an increase of 12% over the prior year. This earnings growth was achieved principally by cost-cutting rather than revenue growth, and these increases reflect the fact that last year's S&P 500 earnings were depressed due to goodwill write-offs and adoption of more conservative accounting practices. Future increases in profits will have to come from unit sales growth or price increases, both of which are dependent on an economic upswing.

  The appreciation of U.S. equity markets will soon be tested when second quarter earnings and third and fourth quarter earnings expectations are conveyed to the market over the next few months. First Call estimates S&P 500 operating earnings increased 4% year over year during the second quarter, and The Blue Chip Consensus forecasts year over year growth in corporate profits during 2003 of 9%. While this estimate would represent only a small improvement over the 7.6% gain in 2002, it would bring us a long way from the 7.2% and 2.2% declines experienced in 2001 and 2000, respectively.

  In addition to an improvement in consumer and business confidence, business fixed investment and corporate profits, we believe the U.S. economy is also benefiting from stimulative monetary and fiscal policy initiatives.

  The Federal Reserve has clearly indicated that it plans to leave the Fed Funds rate unchanged until economic growth is assured, given its belief that near term inflationary risks are small. Chairman Greenspan, testifying before the House Banking and Financial Services Committee, indicated that the Fed "stands prepared to maintain a highly accommodative stance of policy for as long as needed to promote satisfactory economic performance," and that the Fed could keep rates low "for a considerable period without ultimately stoking inflationary pressures." We believe that the underlying premise in these statements is that the Fed will leave policy highly accommodative and not even consider tightening monetary policy until the economy is well into a recovery.

  We believe that current fiscal policy, as evidenced by the recently passed $350 billion in tax cuts, will also provide economic stimulus. In spite of the fact that these tax cuts are scheduled to occur over ten years, most of the benefits, approximately $210 billion, will be distributed in 2003 and 2004. In addition to tax cuts, government spending has increased to support homeland security and the war and reconstruction in Iraq.

--------------------

(5) The Business Fixed Investment (BFI) Index measures business spending on structures, equipment, and software.

(6) Gross Domestic Product (GDP) measures the value of goods and services produced in an economy. Real GDP is the gross domestic product adjusted for changes in price level. Real GDP growth is generally used as the basis to assess economic performance.

(7) The Blue Chip Economic Consensus forecast is a forecast of economic variables published monthly based on the surveys of 55 leading economists and financial analysts.

(8) The Consumer Confidence Index is derived from a survey conducted by The Conference Board, a New York-based business industry group.

--------------------------------------------------------------------------------

  When we consider the reduction of past obstacles to growth, along with stimulative monetary and fiscal policy, we believe there is reason to be optimistic about further prospects for economic growth. GDP growth in the second quarter was 2.4%, and the current Blue Chip Consensus forecast for accelerating growth is 3.6% and 3.8% in the third and fourth quarters, respectively. GDP in 2004 is expected to grow at an annual rate of 3.7%, according to the Blue Chip Consensus forecast.

  The following are the Fed's forecasts:

-----------------------------------------------------------
                              2003               2004
-----------------------------------------------------------
  Real GDP                 2.5%-2.75%        3.75%-4.75%
-----------------------------------------------------------
  Unemployment              6%-6.25%           5.5%-6%
-----------------------------------------------------------

  What are the risk factors that may affect this forecast?

  We believe that the remaining principal risk is that personal consumption may collapse before a recovery in business investment commences. This could conceivably be triggered by a fall in real estate prices, precipitated by rising interest rates which reduce home ownership affordability and the ability to borrow and spend the homeowner's embedded equity, or by continued high unemployment as job growth remains low due to increased labor productivity. We believe that declining real estate values would clearly have a negative wealth effect and most likely damage consumer confidence and reduce personal consumption expenditures. Other risks to U.S. economic growth include a weak global economy, and state and local government tax increases offsetting some of the Federal fiscal stimulus. While these factors present real risks, we believe there is a greater likelihood that the economy will continue to recover and that these situations will most likely not occur to the full extent feared, but rather exhibit themselves in a minor way that simply slows down the pace of an economic recovery rather than precluding one from occurring.

OUTLOOK FOR FINANCIAL MARKETS

  What then should be expected of the financial markets?

  According to Ibbotson data, over the last 77 years stocks provided an average annual return of 10.2%, or a 4.7% risk premium per year over bonds, as shown in the table below.

-------------------------------------------------------
                 AVERAGE ANNUAL RETURN
-------------------------------------------------------
  Stocks                               10.2%
-------------------------------------------------------
  Bonds                                 5.5%
-------------------------------------------------------
  Bills                                 3.8%
-------------------------------------------------------
  Inflation                             3.1%
-------------------------------------------------------

  Is it likely that such a risk premium will exist going forward? In a provocative article last year, Robert Arnott and Peter Bernstein suggested that the expected risk premium for stocks over bonds is currently zero and that a sensible expectation for future real returns for both stocks and bonds is 2%-4%. Roger Ibbotson and Peng Chen countered this with a different analysis suggesting that the expectation for future stock return is 9.4% and the risk premium over bonds is 4%, implying an expected bond return of 5.4%. A survey of over 500 finance and economics professors shows a consensus academic forecast of stock returns of 9.1% per year over the next 30 years.(9)

  While we cannot predict future stock market returns, we believe that these long-term return forecasts are a more logical framework for constructing well-diversified portfolios that meet long-term financial objectives than the double digit expectations for equity returns that many investors became "accustomed" to in the late 1980's and 1990's, when returns were unusually favorable.

  Our outlook for interest rates is based on expectations of an economic recovery and the Fed's commitment to leave short-term rates low until there are clear signs of a recovery. To the extent long-term interest rates reflect inflationary expectations, we expect to see generally stable short-term rates, but increasingly higher long-term interest rates, as the Fed attempts to reflate the economy. Furthermore, increasingly large budget and trade deficits and a potentially weaker U.S. dollar are factors we believe should exert upward pressures on interest rates. According to a recent study by the Fed, a one percentage point increase in the projected deficit-to-GDP ratio is estimated to raise long-term interest rates by roughly 0.25%. Therefore, if the economy improves as forecasted by both economists and the Fed, we believe we can expect to see a gradual increase in interest rates.

INVESTMENT STRATEGY

  What is the best investment strategy to pursue in this environment? As is the case most of the time, we believe it's important for you to remain committed to long-term investment objectives. We believe the best way for you to do this is to make sure you have a sound asset allocation based on the principles of diversification and one that is properly aligned with your financial goals, time horizon, and personal tolerance for risk.

  Given the uncertainty of any forecast, (including the one above!), how then should investors behave? A key variable in the investment decision process is evaluating an investor's tolerance for risk. In general, assets with higher long-term returns may also have a higher risk, which results in high short-term variability in their returns. Investors should judge their ability to ride out such variability and maintain an investment portfolio consistent with their toler-

--------------------

(9) Roger G. Ibbotson, Ph.D. and Peng Chen, Ph.D., CFA, "Stock Market Returns in the Long Run," Forthcoming Financial Analyst Journal, July 9, 2002.
--------------------------------------------------------------------------------
ance for risk. Research, based mainly on investor 401(k) selections, indicates that investors are not aware of their own risk tolerance. This lack of awareness results in inappropriate investment portfolios.

  The Park Avenue Portfolio(R) family of mutual funds includes the following thirteen funds, spanning a wide spectrum of risk-return possibilities: The Guardian Park Avenue Fund, The Guardian UBS Large Cap Value Fund, The Guardian Park Avenue Small Cap Fund, The Guardian UBS Small Cap Value Fund, The Guardian Asset Allocation Fund, The Guardian S&P 500 Index Fund, The Guardian Baillie Gifford International Fund, The Guardian Baillie Gifford Emerging Markets Fund, The Guardian Investment Quality Bond Fund, The Guardian Low Duration Bond Fund, The Guardian High Yield Bond Fund, The Guardian Tax-Exempt Fund, and The Guardian Cash Management Fund.

  While no single fund is intended to serve as a complete investment program, by using a combination of these funds, we believe it is possible for investors at every level of risk tolerance (conservative, moderate, aggressive, etc.), to construct appropriate portfolios. This diversification may protect investors from excessive exposure to "the worst" performing asset class, and at the same time offering participation in "the best" performing asset class during a given period. Such diversification forms the bedrock of successful investing.

  Therefore, we believe the best strategy is to consult with your financial advisor and construct an appropriately well diversified portfolio that will not only meet your long-term financial objectives, but also can survive short-term periods of volatility experienced in any single asset class. It's really quite simple; it's not just the economy, it's diversification, diversification and diversification.

  To quote noted investment analyst/philosopher Peter Bernstein:

  "Indeed, the passage of time has transformed me from a compulsive forecaster of everything in sight into a doubting Thomas. Thus, I have learned to view the investment task as more (but not yet totally) one of managing risk than of trying to outguess the markets or the economy. The only other conviction held with equal determination is a devotion to diversification, but one follows from the other."

  While impediments to economic growth appear to be receding, giving us reason to be optimistic about the future after three difficult years, it would be imprudent to abandon lessons learned and do anything less than construct very well diversified portfolios that will enable you achieve your financial objectives given appropriate risk tolerances.

  Past performance is no indication of future performance. The foregoing commentary reflects the outlook and views of Thomas G. Sorell, Chief Investment Officer of Guardian Investor Services LLC, as of June 30, 2003, and is subject to change.

  /s/THOMAS G. SORELL

  Thomas G. Sorell, CFA
  President, The Park Avenue Portfolio

--------------------------------------------------------------------------------

THE PARK AVENUE PORTFOLIO


 TABLE OF CONTENTS

                                                       PORTFOLIO          SCHEDULE
                                                        MANAGER              OF
                                                       INTERVIEW         INVESTMENTS
------------------------------------------------------------------------------------
  THE GUARDIAN PARK AVENUE FUND                                2                  27

------------------------------------------------------------------------------------
  THE GUARDIAN UBS LARGE CAP VALUE FUND                        6                  29

------------------------------------------------------------------------------------
  THE GUARDIAN PARK AVENUE SMALL CAP FUND                      8                  30

------------------------------------------------------------------------------------
  THE GUARDIAN UBS SMALL CAP VALUE FUND                       10                  32

------------------------------------------------------------------------------------
  THE GUARDIAN ASSET ALLOCATION FUND                          12                  34

------------------------------------------------------------------------------------
  THE GUARDIAN S&P 500 INDEX FUND                             14                  37

------------------------------------------------------------------------------------
  THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND             16                  43

------------------------------------------------------------------------------------
  THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND          18                  46

------------------------------------------------------------------------------------
  THE GUARDIAN INVESTMENT QUALITY BOND FUND                   20                  48

------------------------------------------------------------------------------------
  THE GUARDIAN HIGH YIELD BOND FUND                           22                  52

------------------------------------------------------------------------------------
  THE GUARDIAN TAX-EXEMPT FUND                                24                  57

------------------------------------------------------------------------------------
  THE GUARDIAN CASH MANAGEMENT FUND                           26                  59

------------------------------------------------------------------------------------
  FINANCIAL STATEMENTS                                                            62

------------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS                                                   69

------------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS                                                            82

------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE GUARDIAN PARK AVENUE FUND


[PHOTO]                    OBJECTIVE: Long-term growth of
Richard Goldman              capital
Portfolio Manager

                           PORTFOLIO: At least 80% common
                             stocks and convertible securities

                           INCEPTION: June 1, 1972

NET ASSETS AT JUNE 30, 2003:   $1,294,059,145

Q:   WHAT TYPE OF INVESTORS SHOULD CONSIDER THE GUARDIAN PARK AVENUE FUND?

A:   The best way to answer that is to list the Fund's two distinct features, which certain types of investors may find attractive.

  - High Quality Companies: Our investment process is geared to finding companies that we believe have strong balance sheets, generate high cash flows, and that are profitable. This is based on our philosophy that investing in market leaders with strong fundamentals has the potential to produce an attractive long-term performance and risk profile.

  - Commitment to our core objective: The Guardian Park Avenue Fund is a core large cap fund, and we will use every effort to prevent the Fund from straying from its style. This is important for investors who are deploying asset allocation strategies and want a well-diversified large cap core equity portfolio. We believe too many mutual funds are willing to drift into areas outside their mandates in their efforts to outperform. We saw this happen in the late 1990s when many small cap and value funds were buying larger cap and growth stocks. Many investors thought their investments were diversified among different types of equity funds. Only after the bubble burst in 2000, when large cap and growth stocks had significantly declined, did they realize that these shifts had occurred. The result was an over concentration in large cap and growth stocks, causing a greater decline in portfolio values than otherwise expected.

Q:   WHAT HAPPENED IN THE EQUITY MARKETS DURING THE FIRST SIX MONTHS OF 2003?

A:   In A Tale of Two Cities, Charles Dickens captured the equity market environment during the first half of 2003: "It was the best of times, it was the worst of times, it was the age of wisdom, it was the age of foolishness, it was the epoch of belief, it was the epoch of incredulity..." The year began on a negative note as the equity market extended its 3-year slide, with the S&P 500 Index(1) down 3% in the first quarter. This was more than offset by the second quarter, in which the S&P 500 was up 15%, bringing its total return for the first half of 2003 to 11.76%. The nature of the rally (which began on March 11th and extended through the end of the second quarter) reveals a market environment somewhat reminiscent of the rally experienced in the late 1990s: the stocks that were up the most were companies with operating losses (including the internet and biotech sectors), companies with poor track records of earnings and dividend growth, and companies under federal investigation. We believe that the speculative nature of the rally is attributable to investors' increasing confidence that the economy will improve in the second half of 2003. While higher quality companies (those with positive earnings and strong balance sheets) were up during the first half of the year, they didn't rise as much as lower quality companies. We believe that higher quality companies should see their relative fortunes improve, as investors will eventually refocus on their fundamentals and attractive relative valuations.

--------------------------------------------------------------------------------

"We believe that higher quality companies should see their relative fortunes improve, as investors will eventually refocus on their fundamentals and attractive relative valuations."

--------------------------------------------------------------------------------

Q:   HOW DID THE GUARDIAN PARK AVENUE FUND PERFORM DURING THE FIRST HALF OF
     2003?

A:   The Guardian Park Avenue Fund was up 8.41%(2) during the first half of
2003. Since the Fund's investment strategy focuses on investing in high quality companies, it was a difficult environment for it to outperform its S&P 500 benchmark due to the speculative nature of the recent rally, as described above. The Fund's performance was helped by its semiconductor holdings, which outperformed as investors became increasingly confident in the earnings visibility for these companies. This was offset by the strong performance of highly cyclical companies in the consumer discretionary and industrial sectors, two areas that significantly outperformed and in which the Fund was underrepresented.

--------------------
(1) The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund's returns. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

THE GUARDIAN PARK AVENUE FUND

Q:   WHAT IS THE FUND'S INVESTMENT STRATEGY, AND WILL IT CHANGE GOING FORWARD?

A:   The Guardian Park Avenue Fund is a core fund that invests in mainly large cap, high quality companies and is designed for investors who are looking for a foundation upon which they can build their portfolio. The Fund's investment strategy focuses on identifying companies that we believe have solid balance sheets and are generating strong financial results. The Fund's bias towards seeking high quality companies is shown in the table below:

-------------------------------------------------------------------
                                               % LONG-       RETURN
                       EARNINGS   REVENUE         TERM           ON
                         5 YEAR    5 YEAR        DEBT/       EQUITY
                         GROWTH    GROWTH        TOTAL       5 YEAR
                        RATE(3)   RATE(4)   CAPITAL(5)   AVERAGE(6)
-------------------------------------------------------------------
 The Guardian Park
   Avenue Fund            13%        9%         23%          19%
-------------------------------------------------------------------
 S&P 500 Index             6%        7%         35%          15%
-------------------------------------------------------------------
 Note: Median data as of 06-30-03. Source: Baseline, Factset
-------------------------------------------------------------------

  Although the recent market environment has not favored higher quality stocks, our investment strategy is based on our philosophy that investing in companies with strong fundamentals has the potential to produce attractive long-term performance. We are committed to adhering to this strategy and will not abandon our investment discipline to chase a short-term market phenomenon. We are taking advantage of the current market environment by opportunistically adding to the Fund's holdings that have become more attractively valued and trimming those positions that we believe have become too expensive.

  The Fund remains modestly overweight in the technology sector in which our sector specialist identified several high quality software and semiconductor companies. The Fund is underweight in cyclical consumer and industrial companies due to the lack of visibility in generating future revenue and earnings growth.

--------------------------------------------------------------
             TOP TEN HOLDINGS AS OF JUNE 30, 2003


     Company                       Percent of Total Net Assets

--------------------------------------------------------------
 1.  Pfizer, Inc.                                        5.57%
--------------------------------------------------------------

 2.  Verizon Comm.                                       3.79%

--------------------------------------------------------------
 3.  General Electric Co.                                3.23%
--------------------------------------------------------------

 4.  American Int'l. Group, Inc.                         3.15%

--------------------------------------------------------------
 5.  Microsoft Corp.                                     3.03%
--------------------------------------------------------------

 6.  Wal-Mart Stores, Inc.                               2.86%

--------------------------------------------------------------
 7.  Cisco Systems, Inc.                                 2.66%
--------------------------------------------------------------

 8.  AmerisourceBergen Corp.                             2.61%

--------------------------------------------------------------
 9.  Lockheed Martin Corp.                               2.58%
--------------------------------------------------------------

10.  Adobe Systems, Inc.                                 2.44%
--------------------------------------------------------------

--------------------
(3) Earnings 5-Year Growth Rate - The median earnings growth rate for the companies in the Fund and the S&P 500 Index for the past five years. A higher number indicates a greater rate of earnings growth.

(4) Revenue 5-year Growth Rate - The median revenue growth rate for the companies in the Fund and the S&P 500 Index for the past five years. A higher number indicates a greater rate of revenue growth.

(5) % Long Term Debt / Total Capital--The median long-term debt as a proportion of capital for the companies in the Fund and the S&P 500 Index as of 06/30/03. A lower number indicates a company's greater ability to pay off outstanding debt.

(6) Return on Equity 5-Year Average - The median return on equity of the last five fiscal years for the companies in the Fund and the S&P 500 Index. Return on Equity is an indicator of profitability and a higher number indicates greater profitability.

--------------------------------------------------------------------------------

THE GUARDIAN PARK AVENUE FUND

                           SECTOR WEIGHTINGS HELD BY
                          THE FUND AS OF JUNE 30, 2003

[PIE CHART]

Information Technology                                                           22.47%
Financials                                                                       20.43%
Health Care                                                                      16.91%
Consumer Staples                                                                 10.64%
Energy                                                                            7.32%
Industrials                                                                       6.79%
Consumer Discretionary                                                            4.00%
Telecommunication Services                                                        3.79%
Materials                                                                         3.31%
Utilities                                                                         2.23%
Cash                                                                              2.11%

------------------------------------------------------------------------------------------------------------
                      AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2003
                                         Inception
                                           Date      1 year   3 Years   5 Years   10 Years   Since Inception
------------------------------------------------------------------------------------------------------------
Class A Shares (without sales charge)      6/1/72    -2.32%   -19.26%   -5.54%     7.42%          13.10%
------------------------------------------------------------------------------------------------------------
Class A Shares (with sales charge)         6/1/72    -6.72%   -20.49%   -6.41%     6.93%          12.93%
------------------------------------------------------------------------------------------------------------
Class B Shares (without sales charge)      5/1/96    -3.29%   -20.02%   -6.41%        NA           3.44%
------------------------------------------------------------------------------------------------------------
Class B Shares (with sales charge)         5/1/96    -6.19%   -20.56%   -6.60%        NA           3.44%
------------------------------------------------------------------------------------------------------------
Class C Shares (without sales charge)      8/7/00    -3.58%        NA       NA        NA         -20.99%
------------------------------------------------------------------------------------------------------------
Class C shares (with sales charge)         8/7/00    -4.54%        NA       NA        NA         -20.99%
------------------------------------------------------------------------------------------------------------
Class K Shares (without sales charge)     5/15/01    -2.64%        NA       NA        NA         -12.92%
------------------------------------------------------------------------------------------------------------
Class K Shares (with sales charge)        5/15/01    -3.61%        NA       NA        NA         -12.92%
------------------------------------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 25, 1988, Class A shares of the Fund were offered at a higher sales charge, so that actual returns would have been somewhat lower.

--------------------------------------------------------------------------------

THE GUARDIAN PARK AVENUE FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
[LINE GRAPH]

                                                THE GUARDIAN PARK AVENUE
                                                          FUND                       S&P 500                 COST OF LIVING
                                                ------------------------             -------                 --------------
6/1/72                                                  10000.00                    10000.00                    10000.00
                                                         9352.07                     9790.85                    10024.00
1972                                                     9914.46                    10935.50                    10209.80
                                                         7753.41                     9801.76                    10616.50
1973                                                     8349.32                     9320.12                    11105.80
                                                         8088.37                     8376.16                    11779.30
1974                                                     7010.23                     6860.77                    12476.50
                                                        10193.90                     9724.30                    12885.20
1975                                                    10301.80                     9410.43                    13341.90
                                                        12914.10                    11077.20                    13654.40
1976                                                    14711.80                    11628.00                    13991.00
                                                        15531.70                    11107.60                    14592.00
1977                                                    15877.50                    10765.90                    14928.50
                                                        17931.80                    11100.90                    15673.70
1978                                                    18177.60                    11454.10                    16274.70
                                                        20437.50                    12582.60                    17380.50
1979                                                    23464.90                    13538.80                    18438.30
                                                        24606.70                    14721.40                    19880.70
1980                                                    28512.40                    17907.00                    20746.10
                                                        30517.80                    17725.10                    21779.80
1981                                                    30159.70                    17009.40                    22597.10
                                                        28186.70                    15681.50                    23318.30
1982                                                    37817.80                    20656.20                    23462.50
                                                        49542.70                    25227.30                    23919.30
1983                                                    48638.80                    25279.70                    24352.00
                                                        47763.90                    24026.80                    24928.90
1984                                                    54796.70                    26822.10                    25313.60
                                                        64932.50                    31408.80                    25866.50
1985                                                    72870.60                    35288.90                    26275.20
                                                        93437.60                    42589.10                    26323.20
1986                                                    86265.10                    41837.40                    26563.60
                                                       104493.00                    53265.20                    27284.80
1987                                                    88817.70                    43971.70                    27741.60
                                                       107179.00                    49508.40                    28366.60
1988                                                   107273.00                    51153.70                    28967.60
                                                       124125.00                    59543.20                    29833.00
1989                                                   132839.00                    67203.70                    30313.80
                                                       131828.00                    69207.30                    31227.30
1990                                                   116458.00                    65040.90                    32164.80
                                                       136676.00                    74297.50                    32693.70
1991                                                   157405.00                    84769.50                    33150.40
                                                       159261.00                    84210.30                    33703.30
1992                                                   189636.00                    91213.70                    34112.00
                                                       215388.00                    95625.60                    34713.00
1993                                                   228090.00                   100349.00                    35049.60
                                                       218928.00                    96957.00                    35578.40
1994                                                   224815.00                   101655.00                    35987.10
                                                       270965.00                   122113.00                    36660.20
1995                                                   301881.00                   139649.00                    36900.60
                                                       334237.00                   153694.00                    37669.90
1996                                                   399827.00                   171525.00                    38126.60
                                                       452077.00                   206864.00                    38535.30
1997                                                   514907.00                   228623.00                    38775.70
                                                       585927.00                   269200.00                    39184.30
1998                                                   624578.00                   294369.00                    39400.70
                                                       675279.00                   330799.00                    39953.60
1999                                                   813487.00                   356272.00                    40459.40
                                                       836898.00                   354761.00                    41418.50
2000                                                   662010.00                   323862.00                    41563.60
2001                                                   565937.00                   302233.00                    42994.70
2002                                                   406361.00                   222359.00                    43190.00
6/30/03                                                440524.00                   248505.00                    43597.00

PERFORMANCE FOR CLASS B, CLASS C, AND CLASS K SHARES, WHICH WERE FIRST OFFERED ON MAY 1, 1996, AUGUST 7, 2000, AND MAY 15, 2001, RESPECTIVELY, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO EACH SHARE CLASS.

  A hypothetical $10,000 investment in Class A shares made at the inception of The Guardian Park Avenue Fund on June 1, 1972 has a starting point of $9,550, which reflects the current maximum sales charge for Class A shares of 4.5%. This investment would have grown to $440,524 on June 30, 2003. We compare our performance to that of the S&P 500 Index, an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you cannot invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $248,505. The Cost of Living, as measured by the Consumer Price Index, is generally representative of the level of U.S. inflation and is provided to lend a more complete understanding of the investment's real worth. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results.

--------------------------------------------------------------------------------

THE GUARDIAN UBS LARGE CAP VALUE FUND

  The Guardian UBS Large Cap Value Fund is managed by a team of investment professionals from the Fund's sub-adviser, UBS Global Asset Management (Americas) Inc., with many years of experience in large cap value investment management.

OBJECTIVE: Seeks to maximize total return, consisting of capital appreciation and current income

PORTFOLIO: At least 80% in equity securities issued by companies with a large market capitalization at the time of purchase

INCEPTION: February 3, 2003

NET ASSETS AT JUNE 30, 2003:   $86,821,009

Q:   HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A:   For the period from Fund inception on February 3, 2003 and ending June 30,
2003, The Guardian UBS Large Cap Value Fund had a total return of 13.76%(1) versus 13.71% for its benchmark, the Russell 1000 Value Index.(2)

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A:   Our focus on finding stocks trading below our estimate of their intrinsic values served the Fund well amid the volatility that characterized the reporting period. Price to intrinsic value refers to the discrepancy between a stock's current price and its fair value. Our analysts thoroughly review a company's underlying fundamentals and employ forward-looking projections regarding its likely prospects in order to assess a company's intrinsic (fair) value. Our disciplined investment strategy led us to overweight select utilities, as well as the health care and pharmaceuticals and transportation sectors. Furthermore, our research concluded that underweighting utilities that had exposure to trading operations, in addition to underweighting media and insurance stocks, was warranted.

--------------------------------------------------------------------------------

"Heading into the second half of 2003, we will continue emphasizing our "bottom-up" investment process, which focuses on a company's cash flow to identify intrinsic value that may lead to favorable risk-adjusted returns over an entire market cycle."

--------------------------------------------------------------------------------

  As we moved through the second quarter 2003, we enjoyed strong results from the Fund's core holdings in the pharmaceutical, banking and utility sectors. On the other hand, retailing, food and beverage and computer hardware companies did not typically meet our intrinsic value criteria, so we reduced our positions in those areas. In general, we were also cautious about the technology sector, and from our perspective the sharp gains it posted in the second quarter 2003 do not appear warranted from a fundamental perspective.

Q:   WHAT IS YOUR OUTLOOK GOING FORWARD?

A:   During the reporting period, market fundamentals were often not the driving forces behind stock prices. We have found that during periods of extreme optimism or pessimism, many investors lose sight of the critical factors that should dictate the fair value of a stock's price. It is during those times that our disciplined investment process can be especially valuable in helping us to identify compelling price to intrinsic value discrepancies in the marketplace. Heading into the second half of 2003, we will continue emphasizing our "bottom-up" investment process, which focuses on a company's cash flow to identify intrinsic value that may lead to favorable risk-adjusted returns over an entire market cycle.

--------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index and the Russell 1000 Index are unmanaged indices, they are not available for direct investment, and their returns do not reflect the fees and expenses that have been deducted from the Fund's returns. Likewise, return figures for the indices do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

--------------------------------------------------------------------------------

THE GUARDIAN UBS LARGE CAP VALUE FUND

                           SECTOR WEIGHTINGS HELD BY
                          THE FUND AS OF JUNE 30, 2003

[PIE CHART]

                         HEALTH                                TELECOMMUNICATION                             INFORMATION
FINANCIALS                CARE      INDUSTRIALS   UTILITIES        SERVICES        MATERIALS      ENERGY     TECHNOLOGY
----------               ------     -----------   ---------    -----------------   ---------      ------     -----------
33.49%                   12.67%        10.22%        9.47%           9.00%            7.48%        6.02%        4.89%

                         CONSUMER       CONSUMER
                       DISCRETIONARY    STAPLES
                       -------------    --------
                           3.96%          2.80%

-----------------------------------------------------
        TOP TEN HOLDINGS AS OF JUNE 30, 2003


     Company             Percent of Total Net Assets

-----------------------------------------------------
 1.  Citigroup, Inc.                          5.91%
-----------------------------------------------------

 2.  Nextel Comm., Inc.                       5.04%

-----------------------------------------------------
 3.  J.P. Morgan Chase & Co.                  4.47%
-----------------------------------------------------

 4.  Wells Fargo & Co.                        4.26%

-----------------------------------------------------
 5.  GreenPoint Financial Corp.               3.51%
-----------------------------------------------------

 6.  UnitedHealth Group                       3.19%

-----------------------------------------------------
 7.  Exxon Mobil Corp.                        2.95%
-----------------------------------------------------

 8.  ConocoPhillips                           2.90%

-----------------------------------------------------
 9.  Morgan Stanley                           2.86%
-----------------------------------------------------

10.  Illinois Tool Works, Inc.                2.57%
-----------------------------------------------------

--------------------------------------------------------------
       TOTAL RETURNS(1) FOR PERIOD ENDED JUNE 30, 2003
                                         Inception     Since
                                           Date      Inception
--------------------------------------------------------------
Class A Shares (without sales charge)     2/3/03      13.76%
--------------------------------------------------------------
Class A Shares (with sales charge)        2/3/03       8.64%
--------------------------------------------------------------
Class B Shares (without sales charge)     2/3/03      13.43%
--------------------------------------------------------------
Class B Shares (with sales charge)        2/3/03      10.43%
--------------------------------------------------------------
Class C Shares (without sales charge)     2/3/03      13.43%
--------------------------------------------------------------
Class C shares (with sales charge)        2/3/03      12.43%
--------------------------------------------------------------
Class K Shares (without sales charge)     2/3/03      13.55%
--------------------------------------------------------------
Class K Shares (with sales charge)        2/3/03      12.55%
--------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

THE GUARDIAN PARK AVENUE SMALL CAP FUND


[PHOTO]                    OBJECTIVE: Long-term growth of
Matthew Ziehl                capital
Portfolio Manager

                           PORTFOLIO: At least 85% in a
                             diversified portfolio of common
                             stocks and convertible securities
                             issued by companies with small
                             market capitalization at time of
                             initial purchase

                           INCEPTION: May 1, 1997

NET ASSETS AT JUNE 30, 2003:   $154,328,239

Q:   HOW DID THE FUND PERFORM DURING THE FIRST SIX MONTHS OF 2003?

A:   Refreshingly, the U.S. stock market posted a strong first half of 2003
(yes, indeed -- stocks actually went up, not down) after three years of a grinding bear market. Small caps led the way, as the Russell 2000 Index(1) gained 17.88% versus 11.76% for the S&P 500 Index.(2) The Park Avenue Small Cap Fund also posted strong gains, but performance trailed the benchmark by 3.59% during the first half of the year, with a return of 14.29%(3) versus 17.88% for the Russell 2000. Most of the underperformance came during the second quarter, as the stock market reversed early-year declines and experienced a sharp rally after the invasion of Iraq commenced in March.

  This rally was led by highly speculative companies; from early March through the end of June, the Russell 2000's strongest performers were companies with low fundamental quality. These companies typically have negative earnings, stocks priced below five dollars a share, and represent the smallest stocks in the Russell 2000 (less than $500 million market cap). These are the very same categories of stocks that had been severely beaten down since the bursting of the "dot-com" bubble in early 2000. This environment made it challenging for the Fund to keep pace during the run-up, because we tend to avoid these types of companies. The Park Avenue Small Cap Fund has lower representation than the benchmark in stocks with low fundamental quality. Such companies do not fit into our disciplined investment process, which focuses on companies with high fundamental quality -- those companies that we believe are demonstrably superior to their competitors in terms of financial strength, profitability, and management skill.

  Within this broader market context, relative performance was driven by stock selection rather than by sector allocations. This is consistent with our investment discipline, which emphasizes selecting individual stocks rather than placing large "bets" on one market sector versus another. Underperformance in financial, industrial and healthcare stocks more than offset good returns within the consumer, basic materials and technology sectors.

Q:   WHAT WAS YOUR INVESTMENT STRATEGY?

A:   As we entered 2003, the economy appeared to be stabilizing and the stock market began to settle down after a period of historically high volatility. However, by mid-January it became increasingly apparent that the U.S. would soon go to war with Iraq, and the stock market began to sell off on concerns that the economic recovery was at risk. Consistent with our investment discipline, we maintained a particular emphasis on high quality companies with strong competitive positions, management, and financial strength (balance sheet, cash flows, profit margins). We believe that such companies are better able to weather a business downturn than financially weaker competitors, and tend to emerge stronger and with higher market share when business conditions improve. We expected our investment discipline to result in outperformance in this uncertain environment, as it had during 2002.

  Throughout the first half of 2003, we moderately underweighted consumer cyclical stocks, as we believed consumers' high current level of spending was vulnerable to ongoing job losses and the high level of debt consumers were already shouldering. We also were neutral to slightly underweight in industrial companies (such as machinery, construction, etc.) as we saw little evidence of improving demand in the manufacturing economy. We did expect improved demand in several areas of technology spending at the corporate level, such as PC's, networking and storage, and therefore positioned the Fund with a moderate overweight in technology stocks.

--------------------------------------------------------------------------------

"We have built our investment process on the basic philosophy that investing in companies with high fundamental quality will lead to solid long-term Fund performance."

--------------------------------------------------------------------------------

  On balance, we believed the Fund was well-positioned for current economic weakness as well as an eventual recovery, focused on stocks of quality companies that could survive and gain market share in the lean times, and then benefit strongly as customer demand improved. From a fundamental perspective, we believe we were largely correct. However, the market displayed a voracious appetite for the riskiest companies with the highest financial upside if the economy recovered strongly, even though many of these companies were in or near financial distress in the current period.

--------------------

(1) The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small capitalization issues in the U.S. stock market. The Russell 2000 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund's returns. Likewise, return figures for the Russell 2000 Index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

(2) The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund's returns. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

(3) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

THE GUARDIAN PARK AVENUE SMALL CAP FUND

Q:   WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A:   We believe that the exuberant rally in stock prices since March suggests that investors have already priced in lofty expectations for economic growth -- and resulting earnings per share (EPS) acceleration -- in the back half of the year. We do expect some improvement in the economy, driven by low interest rates and fiscal stimulus such as tax cuts. But the rate of this improvement will likely fall short of market expectations. We do not see significant job growth on the near term horizon, which puts consumer spending (over 2/3rds of total U.S. economic output) at risk, and corporations are not yet confident enough about the demand outlook to significantly ramp up their investment spending at this time. This latter point suggests to us that companies are less optimistic than the investment community regarding their own profit growth.

  If EPS growth during the second half of 2003 is slower than the market seems to be expecting, we could see some retrenchment of the recent stock market gains, or at least very little additional upside for the balance of the year. In either scenario, we would expect the speculative activity to lose steam, and for higher-quality companies to reassert market leadership. After all, by definition these "quality" companies are the ones that have demonstrated the ability to deliver stronger financial results more consistently than speculative and distressed companies. If the economic environment continues to be challenging, this pattern should continue and should also be reflected in relative stock price performance.

  Put another way, this is no time to abandon our investment discipline in order to chase the recent strong stock price performance by lower-quality companies. Although the recent market environment has not favored stocks of high-quality companies, and we believe that this situation may recur at times in the future, we will not compromise our core principles to chase a fleeting trend. We have built our investment process on the basic philosophy that investing in companies with high fundamental quality will lead to solid long-term Fund performance.

                           SECTOR WEIGHTINGS HELD BY
                          THE FUND AS OF JUNE 30, 2003
[PIE CHART]

Information Technology                                                           24.97%
Financials                                                                       20.89%
Health Care                                                                      12.39%
Consumer Staples                                                                  5.17%
Energy                                                                            3.33%
Industrials                                                                      11.14%
Consumer Discretionary                                                           11.44%
Telecommunication Services                                                        1.62%
Materials                                                                         5.08%
Utilities                                                                         2.33%
Cash                                                                              1.64%

-------------------------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2003
                                         Inception
                                           Date      1 year   3 Years   5 Years   Since Inception
-------------------------------------------------------------------------------------------------
Class A Shares (without sales charge)      5/1/97    -1.55%   -7.72%     0.99%         7.04%
-------------------------------------------------------------------------------------------------
Class A Shares (with sales charge)         5/1/97    -5.98%   -9.13%     0.06%         6.24%
-------------------------------------------------------------------------------------------------
Class B Shares (without sales charge)      5/6/97    -2.51%   -8.53%    -0.10%         5.56%
-------------------------------------------------------------------------------------------------
Class B Shares (with sales charge)         5/6/97    -5.43%   -9.14%    -0.30%         5.56%
-------------------------------------------------------------------------------------------------
Class C Shares (without sales charge)      8/7/00    -2.65%       NA        NA        -9.66%
-------------------------------------------------------------------------------------------------
Class C shares (with sales charge)         8/7/00    -3.62%       NA        NA        -9.66%
-------------------------------------------------------------------------------------------------
Class K Shares (without sales charge)     5/15/01    -1.83%       NA        NA        -2.76%
-------------------------------------------------------------------------------------------------
Class K Shares (with sales charge)        5/15/01    -2.81%       NA        NA        -2.76%
-------------------------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

THE GUARDIAN UBS SMALL CAP VALUE FUND

  The Guardian UBS Small Cap Value Fund is managed by a team of investment professionals from the Fund's sub-adviser, UBS Global Asset Management (Americas) Inc. with many years of experience in small cap value investment management.

OBJECTIVE: Seeks to maximize total return, consisting of capital appreciation and current income

PORTFOLIO: At least 80% in equity securities issued by companies with a small market capitalization at the time of initial purchase

INCEPTION: February 3, 2003

NET ASSETS AT JUNE 30, 2003:   $41,141,856

Q:   HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A:   Since its inception on February 3, 2003 through June 30, 2003, The Guardian
UBS Small Cap Value Fund had a total return of 15.10%(1) versus 20.34% for its benchmark, the Russell 2000 Value Index.(2)

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A:   The equity markets were weak during the first quarter of 2003, as concerns regarding the war in Iraq caused investors to shun stocks in favor of less risky investments. However, during the second quarter of 2003 the equity markets rallied strongly, as investors were encouraged by the quick end to the conflict in Iraq and the possibility of a sustainable economic rebound as the year progressed. In particular, investors were drawn to the most volatile sectors of the market, including technology and health care stocks. Low price stocks and those with negative earnings were strong performers in the small cap market. The Fund underperformed its benchmark since its inception due largely to its conservative position in terms of volatility. Fund performance was also affected by negative earnings reports by several portfolio holdings. Fund stock selection was negative for health care (due to an underweight in biotechnology), business services and motor vehicles. On the other hand, the Fund's stock selection for retail and consumer discretionary stocks enhanced results. An overweight in medical services stocks also aided Fund performance.

--------------------------------------------------------------------------------

"The Fund continues to favor companies with high earnings yields (low P/E ratios), low earnings variation, and strong free cash flow generation."

--------------------------------------------------------------------------------

Q:   WHAT IS YOUR STRATEGY GOING FORWARD?

A:   At the end of the reporting period, the Fund's largest sector overweights were in information technology and consumer discretionary, while its largest underweights were in financials and materials. The Fund continues to favor companies with high earnings yields (low P/E ratios), low earnings variation, and strong free cash flow generation.

--------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index and the Russell 2000 Value Index are unmanaged indices, they are not available for direct investment, and their returns do not reflect the fees and expenses that have been deducted from the Fund's returns. Likewise, return figures for the Indices do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

--------------------------------------------------------------------------------

THE GUARDIAN UBS SMALL CAP VALUE FUND

                           SECTOR WEIGHTINGS HELD BY
                          THE FUND AS OF JUNE 30, 2003

[PIE CHART]

                         CONSUMER      INFORMATION                   HEALTH                                CONSUMER
FINANCIALS             DISCRETIONARY   TECHNOLOGY    INDUSTRIALS      CARE      MATERIALS      ENERGY      STAPLES     UTILITIES
----------             -------------   -----------   -----------     ------     ---------      ------      --------    ---------
24.73%                     19.28%         14.43%        12.00%        9.32%        7.79%        4.45%        3.99%        3.97%

                       TELECOMMUNICATION
                           SERVICES
                       -----------------
                             0.04%

-----------------------------------------------------
        TOP TEN HOLDINGS AS OF JUNE 30, 2003

     Company             Percent of Total Net Assets



-----------------------------------------------------
 1.  iShares Russell 2000 Value Index Fund    2.28%
-----------------------------------------------------

 2.  AmerUs Group Co.                         2.19%

-----------------------------------------------------
 3.  IndyMac Bancorp, Inc.                    2.17%
-----------------------------------------------------

 4.  City National Corp.                      2.16%

-----------------------------------------------------
 5.  Renal Care Group, Inc.                   2.11%
-----------------------------------------------------

 6.  Parkway Pptys., Inc.                     1.92%

-----------------------------------------------------
 7.  Trustmark Corp.                          1.90%
-----------------------------------------------------

 8.  Department 56, Inc.                      1.86%

-----------------------------------------------------
 9.  Colonial BancGroup, Inc.                 1.80%
-----------------------------------------------------

10.  Polaris Industries, Inc.                 1.79%
-----------------------------------------------------

--------------------------------------------------------------
       TOTAL RETURNS(1) FOR PERIOD ENDED JUNE 30, 2003
                                         Inception     Since
                                           Date      Inception
--------------------------------------------------------------
Class A Shares (without sales charge)     2/3/03      15.10%
--------------------------------------------------------------
Class A Shares (with sales charge)        2/3/03       9.92%
--------------------------------------------------------------
Class B Shares (without sales charge)     2/3/03      14.80%
--------------------------------------------------------------
Class B Shares (with sales charge)        2/3/03      11.80%
--------------------------------------------------------------
Class C Shares (without sales charge)     2/3/03      14.80%
--------------------------------------------------------------
Class C shares (with sales charge)        2/3/03      13.80%
--------------------------------------------------------------
Class K Shares (without sales charge)     2/3/03      15.00%
--------------------------------------------------------------
Class K Shares (with sales charge)        2/3/03      14.00%
--------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

THE GUARDIAN ASSET ALLOCATION FUND


[PHOTO]                    OBJECTIVE: Long-term total
Jonathan C. Jankus,          investment return consistent with
C.F.A.                       moderate investment risk
Portfolio Manager

                           PORTFOLIO: Generally purchases
                             shares of The Guardian S&P 500
                             Index, The Guardian Park Avenue,
                             The Guardian Investment Quality
                             Bond, and/or The Guardian Cash
                             Management Funds. Also invests in
                             individual securities and uses
                             futures to manage allocations
                             among the equity, debt and money
                             market asset classes

                           INCEPTION: February 16, 1993

NET ASSETS AT JUNE 30, 2003:   $153,559,450

Q: THIS HAS BEEN A VOLATILE PERIOD FOR THE FINANCIAL MARKETS. HOW HAS THE FUND PERFORMED?

A:   In the first half of this year, the total return on stocks, as measured by the S&P 500 Index,(1) was 11.76% and the total return on bonds, as measured by the Lehman Aggregate Bond Index(2) was 3.93%. Our theoretical benchmark, a model portfolio with 60% of its value in the S&P 500 Index and 40% in the Lehman Aggregate Bond Index (rebalanced monthly) would have returned 8.66%. We are pleased to report that, by comparison, the Fund's return over the period was 11.51%(3) with dividends reinvested.

Q:   WHAT STRATEGIES WERE USED BY THE FUND AND HOW DID THEY AFFECT PERFORMANCE?

A:   As always, the Fund is managed using proprietary quantitative models that attempt to judge the relative risk-adjusted attractiveness of the stock, bond and cash markets. While interest rates are the operative variables in the fixed income markets, corporate profitability and growth are added to the mix for the equity markets.

--------------------------------------------------------------------------------

"As always, the Fund is managed using proprietary quantitative models which attempt to judge the relative risk-adjusted attractiveness of the stock, bond and cash markets."

--------------------------------------------------------------------------------

  In general, a benign interest rate environment and an economy which appears to be recovering from a recession led us to hold an aggressive equity exposure relative to cash and bonds. Specifically, at year-end 2002, the Fund's stock/bond/cash mix was approximately 100/0/0, and we have maintained that posture. These weightings should be compared to the completely neutral 60/40/0 mix that we would expect to own if the markets were all fairly valued relative to one another.

  Our models are driven by quantifiable economic variables dealing with corporate profitability and interest rates. For better or worse, over the past two years the markets have been driven by factors that are not amenable to quantification, such as corporate malfeasance, terrorism and war. These are important matters to be sure, but not captured in our models. Hopefully, as these concerns subside and are dealt with, our models will continue to deliver value to our investors.

Q: WHAT ARE YOUR EXPECTATIONS FOR THE FUTURE AND HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THOSE EXPECTATIONS?

A:   We continue to be very aggressively positioned, and we will maintain this stance until either interest rates increase sufficiently or corporate profitability collapses in spite of an accommodative Federal Reserve combined with a stimulative fiscal stance. Historically, this monetary/fiscal combination has proved to be a powerful positive force for the markets. From a pure relative valuation perspective, equities continue to look extremely attractive.

--------------------

(1) The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund's returns. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

(2) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund's returns. Likewise, return figures for the Lehman Aggregate Bond Index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

(3) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

THE GUARDIAN ASSET ALLOCATION FUND

                            PORTFOLIO COMPOSITION BY
                        ASSET CLASS AS OF JUNE 30, 2003

[PIE CHART]

CASH                                                                    FIXED INCOME                      COMMON STOCKS
----                                                                    ------------                      -------------
0.11%                                                                       0.13%                             99.76%

------------------------------------------------------
         TOP TEN HOLDINGS AS OF JUNE 30, 2003


     Company
     Percent of Total Net Assets

------------------------------------------------------
 1.  The Guardian S&P 500 Index Fund           66.56%
------------------------------------------------------

 2.  The Guardian Investment Quality Bond      17.00%
     Fund

------------------------------------------------------
 3.  Pfizer, Inc.                               0.48%
------------------------------------------------------

 4.  General Electric Co.                       0.45%

------------------------------------------------------
 5.  Microsoft Corp.                            0.44%
------------------------------------------------------

 6.  Exxon Mobil Corp.                          0.39%

------------------------------------------------------
 7.  Wal-Mart Stores, Inc.                      0.37%
------------------------------------------------------

 8.  Citigroup, Inc.                            0.32%

------------------------------------------------------
 9.  Bank of America Corp.                      0.24%
------------------------------------------------------

10.  Johnson & Johnson                          0.23%
------------------------------------------------------

------------------------------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2003
                                         Inception                                             Since
                                           Date      1 year   3 Years   5 Years   10 Years   Inception
------------------------------------------------------------------------------------------------------
Class A Shares (without sales charge)     2/16/93     0.13%   -8.46%    -0.18%     7.45%        7.83%
------------------------------------------------------------------------------------------------------
Class A Shares (with sales charge)        2/16/93    -4.38%   -9.85%    -1.10%     6.96%        7.35%
------------------------------------------------------------------------------------------------------
Class B Shares (without sales charge)      5/1/96    -0.73%   -9.24%    -1.02%      NA          5.15%
------------------------------------------------------------------------------------------------------
Class B Shares (with sales charge)         5/1/96    -3.71%   -9.85%    -1.22%      NA          5.15%
------------------------------------------------------------------------------------------------------
Class C Shares (without sales charge)      8/7/00    -0.97%     NA        NA        NA        -10.53%
------------------------------------------------------------------------------------------------------
Class C shares (with sales charge)         8/7/00    -1.96%     NA        NA        NA        -10.53%
------------------------------------------------------------------------------------------------------
Class K Shares (without sales charge)     5/15/01    -0.24%     NA        NA        NA         -9.13%
------------------------------------------------------------------------------------------------------
Class K Shares (with sales charge)        5/15/01    -1.24%     NA        NA        NA         -9.13%
------------------------------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

THE GUARDIAN S&P 500 INDEX FUND


[PHOTO]                    OBJECTIVE: Seeks to track the
Jonathan C. Jankus,          investment performance of the
C.F.A.                       Standard & Poor's 500 Composite
Portfolio Manager            Stock Price Index (the "S&P 500
                             Index")

                           PORTFOLIO: Common stocks of
                             companies included in the S&P 500
                             Index, which emphasizes
                             securities issued by large U.S.
                             companies

                           INCEPTION: August 7, 2000

NET ASSETS AT JUNE 30, 2003:   $134,971,910

Q: THIS HAS BEEN A VOLATILE PERIOD FOR THE FINANCIAL MARKETS. HOW HAS THE FUND PERFORMED?

A:   In the first half of this year, the total return on stocks, as measured by the S&P 500 Index,(1) was 11.76%. The Fund's return over the period was 11.30%.(2)

Q:   WHAT STRATEGIES WERE USED BY THE FUND AND HOW DID THEY AFFECT PERFORMANCE?

A:   As an index fund, the Fund's goal is to mimic the returns of the theoretical S&P 500 Index portfolio. We attempt to do so by holding nearly all 500 of the stocks in the index in approximately the same weights as they are represented in the index. We attempt to minimize trading costs and trade only when rebalancings are required by capitalization changes in the index or when dividends need to be reinvested.

--------------------------------------------------------------------------------

"As an index fund, the Fund's goal is to mimic the returns of the theoretical S&P 500 Index portfolio. We attempt to do so by holding nearly all 500 of the stocks in the index in approximately the same weights as they are represented in the index."

--------------------------------------------------------------------------------

Q: WHAT ARE YOUR EXPECTATIONS FOR THE FUTURE AND HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THOSE EXPECTATIONS?

A:   As passive investors, we do not attempt to engage in either market timing or active security selection decisions. Our only goal is to match the returns of the broad equity market (as measured by the S&P 500 Index) in the most efficient way.

--------------------

(1) "S&P," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Guardian Investor Services LLC. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund's returns. Likewise, return figures for the Index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Since inception, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

THE GUARDIAN S&P 500 INDEX FUND

                          SECTOR WEIGHTING COMPARISONS

                           SECTOR WEIGHTINGS HELD BY
                        THE GUARDIAN S&P 500 INDEX FUND
                              AS OF JUNE 30, 2003

[PIE CHART]

                       INFORMATION    HEALTH     CONSUMER      CONSUMER                                TELECOMMUNICATION
FINANCIALS             TECHNOLOGY      CARE       STAPLES    DISCRETIONARY   INDUSTRIALS    ENERGY         SERVICES
----------             -----------    ------     --------    -------------   -----------    ------     -----------------
20.47%                    16.18%       14.80%      11.71%        11.14%         10.32%       5.81%            3.85%


                       UTILITIES   MATERIALS     CASH
                       ---------   ---------     ----
                         2.95%       2.68%       0.09%

                    SECTOR WEIGHTINGS FOR THE S&P 500 INDEX
                              AS OF JUNE 30, 2003

[PIE CHART]

                       INFORMATION     HEALTH       CONSUMER                     CONSUMER                 TELECOMMUNICATION
FINANCIALS             TECHNOLOGY       CARE      DISCRETIONARY   INDUSTRIALS    STAPLES       ENERGY         SERVICES
----------             -----------     ------     -------------   -----------    --------      ------     -----------------
20.46%                    16.18%       14.83%         11.06%         10.44%       11.66%        5.79%           3.89%


                       UTILITIES    MATERIALS
                       ---------    ---------
                          3.03%        2.66%

-----------------------------------------------------
        TOP TEN HOLDINGS AS OF JUNE 30, 2003


     Company             Percent of Total Net Assets


-----------------------------------------------------
 1.  General Electric Co.                     3.11%
-----------------------------------------------------

 2.  Microsoft Corp.                          3.00%

-----------------------------------------------------
 3.  Pfizer, Inc.                             2.99%
-----------------------------------------------------

 4.  Exxon Mobil Corp.                        2.65%

-----------------------------------------------------
 5.  Wal-Mart Stores, Inc.                    2.60%
-----------------------------------------------------

 6.  Citigroup, Inc.                          2.37%

-----------------------------------------------------
 7.  Johnson & Johnson                        1.67%
-----------------------------------------------------

 8.  American Int'l. Group, Inc.              1.55%

-----------------------------------------------------
 9.  Intel Corp.                              1.51%
-----------------------------------------------------

10.  Int'l. Business Machines                 1.51%
-----------------------------------------------------

-----------------------------------------------------------------------
       AVERAGE ANNUAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2003
                                         Inception              Since
                                           Date      1 year   Inception
-----------------------------------------------------------------------
Class A Shares (without sales charge)      8/7/00    -0.29%    -12.40%
-----------------------------------------------------------------------
Class A Shares (with sales charge)         8/7/00    -4.78%    -13.78%
-----------------------------------------------------------------------
Class B Shares (without sales charge)      8/7/00    -1.30%    -13.16%
-----------------------------------------------------------------------
Class B Shares (with sales charge)         8/7/00    -4.26%    -13.76%
-----------------------------------------------------------------------
Class C Shares (without sales charge)      8/7/00    -1.44%    -13.20%
-----------------------------------------------------------------------
Class C shares (with sales charge)         8/7/00    -2.43%    -13.20%
-----------------------------------------------------------------------
Class K Shares (without sales charge)     5/15/01    -0.95%    -11.68%
-----------------------------------------------------------------------
Class K Shares (with sales charge)        5/15/01    -1.94%    -11.68%
-----------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Since inception, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND


[PHOTO]                    OBJECTIVE: Long-term growth of
R. Robin Menzies             capital
Portfolio Manager

                           PORTFOLIO: At least 80% in a
                             diversified portfolio of common
                             stocks and convertible securities
                             of companies domiciled outside of
                             the United States

                           INCEPTION: February 16, 1993

NET ASSETS AT JUNE 30, 2003:   $62,904,510

Q:   HOW DID THE FUND PERFORM FOR THE FIRST SIX MONTHS OF 2003?

A:   In the first six months of 2003, the total return for the Fund was
8.21%,(1) compared with the total return of 9.85% for the MSCI EAFE Index(2) during the same period. This welcome increase came as markets recovered strongly from their low levels of late March as the uncertainty over war dissipated. The weakness of the U.S. dollar boosted the return from investing internationally. In local currency terms, the MSCI EAFE Index had a total return of only 4.79%. Most markets performed well; MSCI Germany, for example, had a total return of 21.40%. Japan and Hong Kong were notable laggards, with total returns for their respective MSCI Indices of 3.06% and 3.48%.(3) MSCI Industry returns were even more widely varied than country returns. While in general consumer-related industries performed relatively poorly, those sectors originally viewed with a great uncertainty performed better than expected, as investor confidence returned. Software and services rose by over 30%, for example, while food, beverage and tobacco remained unchanged.

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A:   The Fund performed slightly less well than the MSCI EAFE Index due to relatively poor stock selection in Continental Europe, and as a result of holding working cash balances as markets rose. Favorable factors included having a good stock selection in the UK and a small exposure to emerging markets. Despite the lackluster performance of the food, beverage and tobacco industry, the Fund's holdings in that industry performed well.

--------------------------------------------------------------------------------

"We will continue to concentrate on seeking well-run and fundamentally strong companies for the Fund."

--------------------------------------------------------------------------------

Q:   WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A:   The end of the war in Iraq, very low interest rates, and continuing monetary stimulation are all factors that appear to provide a positive background for recovery, especially in the USA, which is important for economic activity in the rest of the world. However, we believe that consumer and business confidence may take time to recover from the uncertainties of the last few years. Companies are focusing more on improving their balance sheets than making new capital investments and consumers want to see evidence of improving employment prospects before they increase discretionary expenditure. In the short-term, our concern is that investor expectations have run ahead of underlying economic realities, but our long-term mood is optimistic. We will continue to concentrate on seeking well-run and fundamentally strong companies for the Fund.

--------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged index that is generally considered to be representative of international stock market activity. The MSCI EAFE Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.

(3) These indexes are all unmanaged indexes generally considered to be representative of their covered region. The MSCI Germany Index is generally considered to be representative of the stock market activity of Germany. The MSCI Japan Index is generally considered to be representative of Japanese stock market activity. The MSCI Hong Kong Index is generally considered to be representative of the stock market activity of Hong Kong. The returns for these indexes do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Indexes do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

--------------------------------------------------------------------------------

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND

                  PORTFOLIO COMPOSITION BY GEOGRAPHIC LOCATION
                              AS OF JUNE 30, 2003
[PIE CHART]

                                                                           CONTINENTAL
UK                                    JAPAN           ASIA EX-JAPAN          EUROPE            AUSTRALASIA      EMERGING MARKETS
--                                    -----           -------------        -----------         -----------      ----------------
28.61%                                19.36%              1.16%               42.61%              4.28%               3.98%

--------------------------------------------------------------------------------------------------------------------
                                        TOP TEN HOLDINGS AS OF JUNE 30, 2003


     Company                       Percent of Total Net Assets   Industry Sector                      Country

--------------------------------------------------------------------------------------------------------------------
 1.  GlaxoSmithKline PLC                      3.81%              Pharmaceuticals                      United Kingdom
--------------------------------------------------------------------------------------------------------------------

 2.  Vodafone Group                           3.71%              Wireless Telecommunication Services  United Kingdom

--------------------------------------------------------------------------------------------------------------------
 3.  Nokia OYJ                                3.17%              Communications Equipment             Finland
--------------------------------------------------------------------------------------------------------------------

 4.  Imperial Tobacco                         2.76%              Tobacco                              United Kingdom

--------------------------------------------------------------------------------------------------------------------
 5.  Total S.A.                               2.73%              Oil and Gas                          France
--------------------------------------------------------------------------------------------------------------------

 6.  Sanofi-Synthelabo S.A.                   2.14%              Pharmaceuticals                      France

--------------------------------------------------------------------------------------------------------------------
 7.  Novartis AG                              1.97%              Pharmaceuticals                      Switzerland
--------------------------------------------------------------------------------------------------------------------

 8.  ENI SPA                                  1.94%              Oil and Gas                          Italy

--------------------------------------------------------------------------------------------------------------------
 9.  Royal Bank of Scotland                   1.79%              Commercial Banks                     United Kingdom
--------------------------------------------------------------------------------------------------------------------

10.  HSBC Hldgs.                              1.73%              Commercial Banks                     United Kingdom
--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2003
                                         Inception                                              Since
                                           Date      1 year    3 Years   5 Years   10 Years   Inception
-------------------------------------------------------------------------------------------------------
Class A Shares (without sales charge)     2/16/93     -9.91%   -17.13%   -6.62%     3.48%        4.19%
-------------------------------------------------------------------------------------------------------
Class A Shares (with sales charge)        2/16/93    -13.96%   -18.39%   -7.48%     3.00%        3.73%
-------------------------------------------------------------------------------------------------------
Class B Shares (without sales charge)      5/1/96    -11.07%   -18.14%   -7.66%      NA         -1.37%
-------------------------------------------------------------------------------------------------------
Class B Shares (with sales charge)         5/1/96    -13.74%   -18.69%   -7.85%      NA         -1.37%
-------------------------------------------------------------------------------------------------------
Class C Shares (without sales charge)      8/7/00    -10.94%     NA        NA        NA        -17.24%
-------------------------------------------------------------------------------------------------------
Class C shares (with sales charge)         8/7/00    -11.83%     NA        NA        NA        -17.24%
-------------------------------------------------------------------------------------------------------
Class K Shares (without sales charge)     5/15/01    -10.07%     NA        NA        NA        -13.66%
-------------------------------------------------------------------------------------------------------
Class K Shares (with sales charge)        5/15/01    -10.97%     NA        NA        NA        -13.66%
-------------------------------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND


[PHOTO]                    OBJECTIVE: Long-term capital
Edward H. Hocknell           appreciation
Portfolio Manager

                           PORTFOLIO: At least 80% in a
                             portfolio of common stocks and
                             convertible securities issued by
                             companies in emerging markets

                           INCEPTION: May 1, 1997

NET ASSETS AT JUNE 30, 2003:   $53,198,696

Q:   HOW DID THE FUND PERFORM IN THE FIRST SIX MONTHS OF 2003?

A:   Emerging markets were in the forefront of the equity rally this year, outperforming their developed peers. For the first six months of 2003, the Fund returned 14.13%(1) compared to an increase of 16.13% in the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index.(2) The rise in the MSCI EMF Index compares with an 11.45% rise in the MSCI World Index(3) and an 11.76% increase in the S&P 500 Index.(4) Within the emerging markets, developing Europe was a notable performer, with Russia up 43.5%.(5) Latin America gave up some of its relative strength towards the end of the second quarter, although smaller markets, such as Argentina and Venezuela, continued their upward trend unabated. The diversity of returns was considerable over such a short period of time, with the star performer being Venezuela, up 61.1%, and Hungary, the laggard, down 2.5%.(5) The key driver was excess liquidity as interest rates continued to trend downwards and as investors seemed to have regained their appetite for risk. Foreign exchange rate movements have also been a feature of returns. The general weakness of the U.S. dollar was exacerbated by a growing perception of improving political and economic developments in Brazil, Turkey and South Africa, whose currencies have appreciated 19.8%, 14.6% and 12.7% respectively, over the last six months.

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A:   The Fund slightly underperformed the MSCI EMF Index due to relatively poor stock selection in South Africa, Turkey and Chile, and an exposure to "defensive" industries such as food, beverage and tobacco. On a positive note, relative returns were good in Russia and Brazil, both helped by the strength of the energy and materials sectors.

--------------------------------------------------------------------------------

"We continue to believe that the emerging markets offer high quality investment opportunities at relatively low valuations."

--------------------------------------------------------------------------------

Q:   WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A:   In our view, the good news is that abundant liquidity is likely to continue to support equity prices in emerging markets. A current challenge for stock selection is that the recent rally has led to a significant amount of indiscriminate buying of stocks, regardless of corporate fundamentals. We believe this trend may persevere for the time being. In response, we are marginally reducing exposure to stocks with a "defensive-bias', notably in Latin America and redeploying the cash in Asian stocks with greater sensitivity to the economic cycle. We continue to believe that the emerging markets offer high quality investment opportunities at relatively low valuations.

--------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is an unmanaged index that is generally considered to be representative of the stock market activity of emerging markets. The MSCI EMF Index is a market capitalization weighted index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that may not be purchased by foreigners. The MSCI EMF Index is not available for direct investment, and the returns do not reflect the fees and expenses that have been deducted from the Fund's returns. Likewise, total return figures for the Index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

(3) The MSCI World Index is an unmanaged index that is generally considered to be representative of the global stock market activity of the developed markets. The MSCI World Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund's returns. Likewise, total return figures for the Index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

(4) The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund's returns. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

(5) As measured by the MSCI EMF Index.

--------------------------------------------------------------------------------

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND

                 PORTFOLIO COMPOSITION BY GEOGRAPHICAL LOCATION
                              AS OF JUNE 30, 2003
[PIE CHART]

                                          MIDDLE EAST AND
ASIA                                           AFRICA             LATIN AMERICA              EUROPE                  CASH
----                                      ---------------         -------------              ------                  ----
51.01%                                         14.82%                 21.95%                  9.41%                  2.81%

-------------------------------------------------------------------------------------------------------------------------
                                          TOP TEN HOLDINGS AS OF JUNE 30, 2003


     Company                              Percent of Total Net Assets   Industry Sector                      Country

-------------------------------------------------------------------------------------------------------------------------
 1.  Samsung Electronics Co. Ltd.                    4.93%              Semiconductors and Semiconductor     South Korea
                                                                        Equipment
-------------------------------------------------------------------------------------------------------------------------

 2.  Teva Pharmaceutical Inds. Ltd.                  3.10%              Pharmaceuticals                      Israel

-------------------------------------------------------------------------------------------------------------------------
 3.  PetroChina Co. Ltd.                             2.36%              Oil and Gas                          China
-------------------------------------------------------------------------------------------------------------------------

 4.  SK Telecom Co. Ltd.                             2.23%              Wireless Telecommunication Services  South Korea

-------------------------------------------------------------------------------------------------------------------------
 5.  Kumba Resources Ltd.                            2.21%              Metals and Mining                    South Africa
-------------------------------------------------------------------------------------------------------------------------

 6.  LUKOIL                                          2.20%              Oil and Gas                          Russia

-------------------------------------------------------------------------------------------------------------------------
 7.  Anglo American Platinum Corp.                   2.20%              Metals and Mining                    South Africa
-------------------------------------------------------------------------------------------------------------------------

 8.  Taiwan Semiconductor Mfg. Co. Ltd.              2.12%              Semiconductors and Semiconductor     Taiwan
                                                                        Equipment

-------------------------------------------------------------------------------------------------------------------------
 9.  YUKOS Corp.                                     2.09%              Oil and Gas                          Russia
-------------------------------------------------------------------------------------------------------------------------

10.  Nedcor Ltd.                                     2.00%              Commercial Banks                     South Africa
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2003
                                         Inception
                                           Date      1 year   3 Years   5 Years   Since Inception
-------------------------------------------------------------------------------------------------
Class A Shares (without sales charge)      5/1/97     1.99%   -5.43%     5.08%        -1.05%
-------------------------------------------------------------------------------------------------
Class A Shares (with sales charge)         5/1/97    -2.60%   -6.87%     4.12%        -1.79%
-------------------------------------------------------------------------------------------------
Class B Shares (without sales charge)      5/6/97     0.82%   -6.64%     3.21%        -2.96%
-------------------------------------------------------------------------------------------------
Class B Shares (with sales charge)         5/6/97    -2.18%   -7.27%     3.03%        -2.96%
-------------------------------------------------------------------------------------------------
Class C Shares (without sales charge)      8/7/00     0.94%       NA        NA        -4.88%
-------------------------------------------------------------------------------------------------
Class C shares (with sales charge)         8/7/00    -0.06%       NA        NA        -4.88%
-------------------------------------------------------------------------------------------------
Class K Shares (without sales charge)     5/15/01     1.68%       NA        NA         3.73%
-------------------------------------------------------------------------------------------------
Class K Shares (with sales charge)        5/15/01     0.68%       NA        NA         3.73%
-------------------------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

THE GUARDIAN INVESTMENT QUALITY BOND FUND


[PHOTO]                    OBJECTIVE: Seeks a high level of
Howard W. Chin               current income and capital
Portfolio Manager            appreciation without undue risk
                             to principal

                           PORTFOLIO: At least 80% in
                             different kinds of investment
                             grade bonds and obligations of
                             the U.S. government and its
                             agencies

                           INCEPTION: February 16, 1993

NET ASSETS AT JUNE 30, 2003:   $226,571,843

Q:   HOW DID THE FUND PERFORM FOR THE FIRST SIX MONTHS OF 2003?

A:   The Fund had a total return of 4.35%(1) for the six months ended June 30,
2003, outperforming the Fund's benchmark, the Lehman Aggregate Bond Index,(2) by 0.42%. The Index, which measures the taxable fixed income market, had a return of 3.93%. In addition, the average fund in the Lipper Intermediate Investment Grade peer group(3) returned 4.31% for the same period (the peer group consists of 423 other mutual funds that invest in primarily investment grade debt with average maturities of 5-10 years).

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A:   In many respects, the first half of 2003 was a continuation of the pattern first seen in 2002, where the long-awaited economic recovery saw several fits and starts without any real sustained forward momentum. With positive economic news frequently followed by offsetting signs of weakness, the recovery never quite gained the expected traction and the economy continued with its plodding ways. The economy grew at a 1.4% rate in the first quarter and the consensus forecast for the second quarter is only 2.0%.

  That said, however, there were some economic bright spots. Consumer spending and the housing market remained very strong, fueled by decade lows in mortgage rates and unprecedented refinancing activity. On the other hand, economic activity was dampened by concerns of geopolitical risk, the war in Iraq, and sharply escalating energy prices. Even though the war successfully concluded and energy prices stabilized, the anticipated post-war recovery did not occur. The economy remained sluggish, capital investment by businesses did not materialize, and the labor market continued to weaken.

  The Federal Reserve Board (Fed) also changed its strategic focus from the balance of risks between growth and inflation, to the balance between inflation and deflation. While it considered the risk of deflation to be minor, the Fed stated that deflation would be its predominant concern for the foreseeable future. As a result, most investors are now expecting that the Fed will keep rates low for an extended period of time, in order to prevent the onset of deflation, while retaining the flexibility to further cut rates if needed. In fact, we believe the market does not expect the Federal Funds rate to rise by 0.25% from current levels until summer, 2004.

  Against the positive interest rate backdrop, the fixed income market turned in another strong performance. The Treasury market rallied strongly during the first half of the year, and despite a late selloff in the second quarter, yields still fell by about 0.30% across the various maturities. The 2-year note finished at a 1.31% yield while the 10-year note finished at 3.52%. (At the height of the rally, the yield of the 10-year Treasury closed at a multi-decade low of 3.11%).

--------------------------------------------------------------------------------

"Our asset allocation strategy within structured products also helped the Fund to outperform the Fund's benchmark."

--------------------------------------------------------------------------------

  The spread sectors performed even better as each sector outperformed comparable duration Treasuries. Most notably, corporate bonds turned in a stellar performance returning 7.32%, as measured by the Lehman Credit Index(2) during the first half and outperformed comparable duration Treasuries by 3.47%, easily besting the previous full-year record. Much of this outperformance was driven by strong investor demand and fueled by the expectation that corporate bonds would be well positioned to take advantage of the balance sheet improvement effort undertaken by corporate America and the anticipation of an impending economic recovery.

  The various structured products sectors also performed well, although not to the same extent as the corporate sector. Commercial mortgage-backed securities
(CMBS)(4) fared the best, returning 5.33% and outpacing comparable duration Treasuries by 1.59%. The asset-backed securities (ABS)(4) market returned 3.39% and outpaced comparable duration Treasuries by 1.26%. Mortgage-backed securities
(MBS)(4) lagged these two sectors, but in light of the interest

--------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The Lehman Aggregate Bond Index and the Lehman Credit Index are unmanaged indices that are generally considered to be representative of U.S. bond market activity and U.S. investment grade corporate bond market activity, respectively. The Indices are not available for direct investment, and their returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Indices do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(3) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

(4) The respective indices are: the Lehman Commercial Mortgage-Backed Securities
(CMBS) Index, the Lehman Asset-Backed Securities (ABS) Index, and the Lehman Mortgage-Backed Securities (MBS) Index.
--------------------------------------------------------------------------------

THE GUARDIAN INVESTMENT QUALITY BOND FUND

rate rally and the dramatic surge in refinancing risk, it was to be expected that they would perform the least well. Nonetheless, the sector still posted a positive return of 1.60% and outperformed comparable duration Treasuries by 0.46%. Despite their increased risk, MBS still enjoyed very strong investor demand as the MBS financing market provided attractive incremental returns, while the cash flows generated by the unprecedented refinancing activity created its own demand as investors needed to reinvest these funds within the MBS market.

Q:   WHAT WAS YOUR INVESTMENT STRATEGY DURING THE PERIOD?

A:   We believed that spread sectors were very attractive coming into 2003 and well positioned to take advantage of the expected economic recovery. As a result, we adopted overweighted exposures in both corporate bonds and structured products. Although the recovery was less robust than we had expected, both sectors still performed very well.

  As discussed above, corporates were far and away the best performing asset class in the first half of 2003 and our overweights served the Fund well. In fact, many of the specific subsectors where we chose to strongly overweight performed even better than the average sector in the Lehman Credit Index. Of particular note, the media-cable sector (8.13% of excess returns) and the wirelines sector (6.11%) made outsized contributions to the Fund's performance.

  Our asset allocation strategy within structured products also helped the Fund to outperform the Fund's benchmark. We were overweighted in all three subsectors, but we were much more strongly overweighted in CMBS and ABS relative to MBS and as noted above, these two sectors posted significantly greater excess returns.

Q:   WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A:   We remain cautiously optimistic that the recovery will gain some momentum but believe that sluggish growth is the most likely scenario in the near term. We also believe that interest rates will remain in a fairly narrow range near their current levels and may not significantly increase until 2004.

  We remain positive on the spread sectors. While we don't necessarily expect them to perform at the same strong pace seen in the first half--most notably the corporate sector--we believe the relatively benign interest rate environment and the steep yield curve will continue to favor these sectors. As a result, we will maintain our overweighted exposure in all the spread sectors in the near term.

  Finally, we still believe the key to the recovery is the resumption of capital investment by businesses. Low interest rates will continue to bolster the housing market and consumer spending is likely to continue its strong pace, aided by the $350 million fiscal stimulus program recently passed by Congress. However, it is unclear whether these factors will be sufficient to spark the needed capital expenditures. Businesses remain focused on cost cutting and debt reduction. Until revenues and profits demonstrate some greater permanence, businesses may be reluctant to invest, especially in light of the current surplus in manufacturing capacity. Similarly, the labor market is not likely to improve in the near term as earlier productivity gains are now allowing businesses to increase output without adding labor. As with capital expenditures, we will need to see a sharp and sustainable increase in demand before more resources are likely to be added.

------------------------------------------------------------------------------------------------------------
                      AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2003
                                         Inception
                                           Date      1 year   3 Years   5 Years   10 Years   Since Inception
------------------------------------------------------------------------------------------------------------
Class A Shares (without sales charge)     2/16/93    10.18%    9.48%     6.91%     6.27%          6.37%
------------------------------------------------------------------------------------------------------------
Class A Shares (with sales charge)        2/16/93     5.22%    7.81%     5.93%     5.78%          5.90%
------------------------------------------------------------------------------------------------------------
Class B Shares (without sales charge)      8/7/00     9.26%       NA        NA        NA          8.54%
------------------------------------------------------------------------------------------------------------
Class B Shares (with sales charge)         8/7/00     6.26%       NA        NA        NA          7.95%
------------------------------------------------------------------------------------------------------------
Class C Shares (without sales charge)      8/7/00     9.36%       NA        NA        NA          8.57%
------------------------------------------------------------------------------------------------------------
Class C shares (with sales charge)         8/7/00     8.36%       NA        NA        NA          8.57%
------------------------------------------------------------------------------------------------------------
Class K Shares (without sales charge)     5/15/01     9.74%       NA        NA        NA          8.62%
------------------------------------------------------------------------------------------------------------
Class K Shares (with sales charge)        5/15/01     8.74%       NA        NA        NA          8.62%
------------------------------------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

THE GUARDIAN HIGH YIELD BOND FUND


[PHOTO]                    OBJECTIVE: Seeks current income.
Peter J. Liebst              Capital appreciation is a
Portfolio Manager            secondary objective

                           PORTFOLIO: At least 80% is invested
                             in corporate bonds and other debt
                             securities that, at the time of
                             purchase, are rated below
                             investment grade or are unrated

                           INCEPTION: September 1, 1998

NET ASSETS AT JUNE 30, 2003:   $67,760,482

Q:   HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2003?

A:   The Guardian High Yield Bond Fund posted an 11.84%(1) return for the six months ended June 30, 2003. The Fund underperformed the overall high yield market by 6.65% as the Fund's benchmark, the Lehman Brothers Corporate High Yield Index,(2) posted an 18.49% return for the period.
Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A:   The first six months of 2003 was a remarkable start for the year with the high yield market posting an 18.49% return, its best six-month performance since 1991. During this period the market saw an increase in demand, liquidity, new issuance, and a dramatic recovery in the secondary market. The result, investors significantly reduced the risk premium demanded in the high yield market.

  With the underlying risk free Treasury rate dropping during the period to lows not seen in 45 years, both institutional and individual investors increased their appetite for risk in search for higher yields. This was seen in high yield mutual funds as over $21.6 billion of net inflows came into funds during the first two quarters of 2003, more than twice the inflows experienced over the whole of 2002. Responding to this demand, new issuance surged and prices for securities in the secondary market rose sharply. The risk premium in the high yield market, as measured by the average premium yield over comparable Treasuries, dropped from 9.10% at the beginning of 2003, to 6.22% as of June 30th.

  The crucial component to understanding the performance of the high yield market over the first half of the year is to examine where within the market returns originated. The answer for the first half of 2003 was predominantly in issuers of a lower, more speculative credit quality, and further concentrated in sectors which experienced significant credit and earnings deterioration over the last three years. Segmenting the high yield market along the lines of credit quality (as defined by Moody's Investor Services rating classifications), the lower quality Caa category generated a six month return of 40.50%, significantly outperforming the higher quality Ba and single B categories which produced a 12.41% and 16.79% returns, respectively. Further concentration of returns were seen within industry sectors, with the underlying theme being 2002's troubled sectors were 2003's best performers. As an example, both electric utilities and telecommunications, each representing a significant weight within the high yield market, produced sizable negative returns during 2002 only to rebound in the first half of 2003 posting returns of 43.41% and 32.36%, respectively.

  The above market dynamics were the principal reasons for The Guardian High Yield Bond Fund's underperformance over the first half of 2003. The Fund's investment management style focuses on selecting securities of companies that we believe have fundamental financial integrity and sufficient earnings capacity to sustain the capital structure. This approach typically limits the Fund's exposure to the lower credit quality levels, which was the case during the first half of 2003. Additionally, due to financial uncertainties facing most of the issuers within the electric utilities sector, the Fund maintained a significant underweight throughout the period which proved detrimental to performance as this sector has the largest weight within the market, and produced the highest return over the period.

--------------------------------------------------------------------------------

"The Fund's overall strategy was to maximize the total return of a diversified fixed-income portfolio principally composed of below investment grade securities."

--------------------------------------------------------------------------------
Q: WHAT WAS YOUR INVESTMENT STRATEGY DURING THE PERIOD AND WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A:   The Fund's overall strategy was to maximize the total return of a diversified fixed-income portfolio principally composed of below investment grade securities. In pursuing this strategy, the Fund examines not only the macro economic and industry environment, but priority is placed on our identification of individual investment opportunities that we believe exhibit an appropriate capital structure and a predictable earnings outlook. The pursuit of this investment style limited the Fund's total exposure during the first half of the year to lower quality issuers as well as some industries, which we judged to have risks making the outlook too speculative.

  While signs of a slowly improving U.S. economy have been reported recently, the Fund remains cautious with regard to the timing of notable improvement. The Fund will continue to follow its disciplined investment style emphasizing financial strength and outlook when selecting investments.

--------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Since inception, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The Lehman Brothers Corporate High Yield Index is an unmanaged index that is generally considered to be representative of U.S. corporate high yield bond market activity. The Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund's returns. Likewise, return figures for the Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.
--------------------------------------------------------------------------------

THE GUARDIAN HIGH YIELD BOND FUND

                                 CREDIT QUALITY
                              AS OF JUNE 30, 2003

[PIE CHART]

SHORT TERM                                      BBB                     BB                     B                     CCC
----------                                      ---                     --                     -                     ---
0.92%                                           5.64%                 28.67%                  59.43%                 5.34%

-----------------------------------------------------
        TOP TEN HOLDINGS AS OF JUNE 30, 2003


     Company             Percent of Total Net Assets


-----------------------------------------------------
 1.  Allied Waste NA, Inc.                    3.94%
-----------------------------------------------------
 2.  Nextel Comm., Inc.                       2.77%
-----------------------------------------------------
 3.  Qwest Corp.                              2.61%
-----------------------------------------------------
 4.  Iron Mountain, Inc.                      1.36%
-----------------------------------------------------
  5  Intrawest Corp.                          1.33%
-----------------------------------------------------
 6.  Michael Foods, Inc.                      1.27%
-----------------------------------------------------
 7.  St. John Knits Int'l., Inc.              1.21%
-----------------------------------------------------
 8.  J.C. Penney Co., Inc.                    1.15%
-----------------------------------------------------
 9.  Flextronics Int'l. Ltd.                  1.13%
-----------------------------------------------------
 10  Playtex Products, Inc.                   1.13%
-----------------------------------------------------

---------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2003
                                         Inception                        Since
                                           Date      1 year   3 Years   Inception
---------------------------------------------------------------------------------
Class A Shares (without sales charge)      9/1/98    14.04%    3.05%      3.62%
---------------------------------------------------------------------------------
Class A Shares (with sales charge)         9/1/98     8.91%    1.48%      2.64%
---------------------------------------------------------------------------------
Class B Shares (without sales charge)      9/1/98    13.04%    2.22%      2.63%
---------------------------------------------------------------------------------
Class B Shares (with sales charge)         9/1/98    10.04%    1.58%      2.44%
---------------------------------------------------------------------------------
Class C Shares (without sales charge)      8/7/00    13.21%       NA      2.26%
---------------------------------------------------------------------------------
Class C shares (with sales charge)         8/7/00    12.21%       NA      2.26%
---------------------------------------------------------------------------------
Class K Shares (without sales charge)     5/15/01    13.59%       NA      5.26%
---------------------------------------------------------------------------------
Class K Shares (with sales charge)        5/15/01    12.59%       NA      5.26%
---------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Since inception, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

THE GUARDIAN TAX-EXEMPT FUND


[PHOTO]                    OBJECTIVE: Seeks to maximize
Alexander M. Grant, Jr.      current income exempt from
Portfolio Manager            federal income taxes, consistent
                             with the preservation of capital

                           PORTFOLIO: At least 80% in
                             investment grade municipal debt
                             obligations

                           INCEPTION: February 16, 1993

NET ASSETS AT JUNE 30, 2003:   $90,857,173

Q:   HOW DID THE GUARDIAN TAX-EXEMPT FUND PERFORM IN THE FIRST HALF OF 2003?

A:   The Guardian Tax-Exempt Fund produced a total return of 4.40%(1) for the first half of 2003. The Lehman Municipal Bond Index(2) produced a total return of 3.81% for the same period. The latter reflects the different investment parameters of that Index, which includes all bonds and maturities. Even so, The Guardian Tax-Exempt Fund exceeded it by 0.59%.

  We believe that more meaningful peer group comparisons are from Lipper and Morningstar. The Lipper General Municipal Debt peer group(3) returned 3.38% for the first six months of the year. In Morningstar's(4) universe of municipal national long funds, the average return was 3.41%. The Guardian Tax-Exempt Fund outperformed Morningstar's universe of municipal national long funds by 0.99%.

  For the one-year period ending June 30, 2003, Lipper ranks the Fund 16 out of 290 funds in the average and in the 6th percentile. For the three-year period ended June 30, 2003, Lipper ranks the Fund 13 out of 251 funds and in the 6th percentile. For the five-year period ended June 30, 2003, the Fund ranks 7 out of 217 funds and in the 4th percentile. For the ten-year period ended June 30, 2003, the Fund ranks 46 out of 103 funds and in the 45th percentile.

  As of June 30, 2003, the Fund's 30-day yield was 3.70%, which compares up to a 5.69% taxable equivalent yield for a person in the highest federal income tax bracket in 2003.

Q:   WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A:   Benefiting from historically low interest rates, municipal issuers continued to issue bonds at record levels. For the first six months of 2003, $200.47 billion in long-term bonds were issued, a 20% increase over the $166.55 billion issued in the first half of 2002. The high new issue six-month volume exceeded yearly volume for 1994, 1995, and 1996, which were $165.03 billion, $159.98 billion, and $185.01 billion, respectively.

  Investors poured money into municipal bonds, allowing the market to absorb this volume. Wealthy individuals and businesses were attracted to this asset class as a way to preserve capital, diversify risk, and generate tax-exempt income.

--------------------------------------------------------------------------------

"Our strategy continued to be to buy good quality, attractively structured national market names and stay away from "hot" deals or lower investment quality bonds."

--------------------------------------------------------------------------------

  Our strategy continued to be to buy good quality, attractively structured national market names and stay away from "hot" deals or lower investment quality bonds. On the sell side, we selectively sold retail and institutional blocks when the prices were attractive in terms of the spread relative to our benchmarks.

Q:   WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A:   The increased volume in the first six months of 2003 was easily absorbed by traditional institutional and retail investors with investment capital made available by coupon and redemption payments as well as by crossovers and arbitrageurs (who usually buy taxable bonds) brought in by the attractive ratios to taxable bonds. As long as the lower interest rate environment continues, we would expect these issuance and investment patterns to continue. If interest rates do not decline any further and in fact increase, we would expect new issuance for refundings to decline in the second half of 2003. In 2002, new issuance for refundings was $92.0 billion, versus $64.7 billion in 2001. For the first six months of 2003 new issuance for refundings was $52.58 billion versus $41.60 billion for the first six months of 2002, a 26.4% increase.

--------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The Lehman Municipal Bond Index is an unmanaged index that is generally considered to be representative of U.S. municipal bond activity. The Lehman Municipal Bond Index is not available for direct investment, and its return does not reflect the expenses that have been deducted from the Fund. Likewise, return figures for the Lehman Municipal Bond Index do not reflect any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

(3) Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database performance information is based on historical total returns, which assume the reinvestment of dividends and distributions and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales charges that an investor may pay when purchasing or redeeming shares of the Fund. There were 304 funds in the Lipper General Municipal Debt peer group (the peer group invests primarily in municipal debt issues rated in the top four credit ratings), for the six-month period ended June 30, 2003.

(4) (R)2002 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933. Returns represent past performance and are no guarantee of future results. Morningstar's database of performance information is based on historical total returns, which assumes the reinvestment of dividends and distributions, and the deduction of all fund expenses. There were 264 funds in Morningstar's universe of municipal national long funds for the six-month period ended June 30, 2003.
--------------------------------------------------------------------------------

THE GUARDIAN TAX-EXEMPT FUND

  Insurance companies were one of the largest sources of funding for the tax-exempt market. Increasing profitability continued to fuel their demand for tax-exempt income. Also, the strength of the economic recovery, inflationary pressures and enacted tax law changes in Washington and the states will continue to be variables to monitor. They are critical influences on interest rates, new issuance volume, credit quality and investor demand.

                   PORTFOLIO COMPOSITION BY SECTOR ALLOCATION
                              AS OF JUNE 30, 2003
[PIE CHART]

                                           STATE GENERAL          LOCAL GENERAL
SHORT-TERM                                OBLIGATION BONDS       OBLIGATION BONDS        REVENUE BONDS          INSURED BONDS
----------                                ----------------       ----------------        -------------          -------------
1.80%                                            7.65%                 10.77%                 19.84%                 59.94%

                                 CREDIT QUALITY
                              AS OF JUNE 30, 2003
[PIE CHART]

                                                   AAA/US GOVT. & GOVT
SHORT-TERM                                               AGENCY                        AA                           A
----------                                         -------------------                 --                           -
1.80%                                                      74.71%                      18.24%                       5.25%

------------------------------------------------------------------------------------------------------------
                      AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2003
                                         Inception
                                           Date      1 year   3 Years   5 Years   10 Years   Since Inception
------------------------------------------------------------------------------------------------------------
Class A Shares (without sales charge)     2/16/93    9.90%     8.92%     6.31%     5.44%          5.58%
------------------------------------------------------------------------------------------------------------
Class A Shares (with sales charge)        2/16/93    4.95%     7.26%     5.34%     4.96%          5.11%
------------------------------------------------------------------------------------------------------------
Class C Shares (without sales charge)      8/7/00    9.08%        NA        NA        NA          7.73%
------------------------------------------------------------------------------------------------------------
Class C shares (with sales charge)         8/7/00    8.08%        NA        NA        NA          7.73%
------------------------------------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class C shares do not take into account the contingent deferred sales charges applicable to such shares (maximum of 1%) except where noted. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

THE GUARDIAN CASH MANAGEMENT FUND


[PHOTO]                    OBJECTIVE: Seeks as high a level of
Alexander M. Grant, Jr.      current income as is consistent
Portfolio Manager            with liquidity and preservation
                             of capital

                           PORTFOLIO: Short-term money market
                             instruments

                           INCEPTION: November 3, 1982

NET ASSETS AT JUNE 30, 2003: $647,381,905

Q:   HOW DID THE GUARDIAN CASH MANAGEMENT FUND PERFORM FOR THE FIRST HALF OF
     2003?

A:   As of June 30, 2003 the effective 7-day net annualized yield for The
Guardian Cash Management Fund was 0.33%.(1) The Fund produced a total net annualized return of 0.49%(2) for the six months ended June 30, 2003. In comparison, the effective 7-day annualized yield of Tier One money market funds as measured by iMoneyNet, Inc. was 0.45%; total return for the same category was 0.58%. iMoneyNet, Inc. is a research firm that tracks money market funds.

Q:   WHAT WAS YOUR INVESTMENT STRATEGY DURING THE PERIOD?

A:   The Guardian Cash Management Fund is a place for many of our investors to put their money while they decide on their preferred long-term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets. To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity. Our investment strategy was to create a diversified portfolio of money market instruments that presented minimal credit risks according to our criteria. As always, we only purchase securities for the Fund's portfolio from issuers that have received ratings in the two highest credit quality categories established by nationally recognized statistical ratings organizations like Moody's Investors Service, Inc. and Standard & Poor's Corporation. Most of the portfolio (74.06%) was invested in commercial paper and short maturity corporate bonds; the balance was invested in repurchase agreements (4.00%) and floating rate taxable municipal bonds (21.94%).

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A:   Money market funds are directly affected by the actions of the Federal
Reserve Board (Fed). With the Federal Open Market Committee (FOMC) rate cuts of Federal Funds totaling 4.25% in 2001, an additional 0.50% in 2002, and an additional 0.25% in the second quarter of 2003, the money markets will remain tight with issuers encouraged to alter their rate offerings in response to stock market expectations and monetary policy. The Federal Funds target is the rate at which banks can borrow from each other overnight. While the Fed does not set this rate, it can establish a target rate and, through open market operations, the Fed can move member banks in the direction of that target rate. The Discount Rate is the rate at which banks can borrow directly from the Federal Reserve. Another factor affecting performance was the portfolio's average maturity of 46 days as of June 30, 2003. The average Tier One money market fund as measured by iMoneyNet, Inc. had an average maturity of 52 days.

--------------------------------------------------------------------------------

"To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity."

--------------------------------------------------------------------------------

Q:   WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A:   Uncertainty regarding the direction of the stock market contributes to large daily inflows and outflows of money in the Fund. As the stock market rallies, our investors typically transfer cash to equity funds. During those times when the stock market stalls, we see cash inflows. With money market yields at historic lows, investors have been seeking alternative investment vehicles, such as ultra-short bond funds, for "parking" money between stock market fluctuations. Some investors have been focused less on the capital preservation feature of money market funds and have sought these alternate vehicles, which may generate higher yields, but with more risk. We believe that if the FOMC continues to cut rates, we may see more money market investments diverted to these alternate investments.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------

(1) Yields are annualized historical figures. Effective yield assumes reinvested income. Yields will vary as interest rates change. Past performance is not indicative of future results.

(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses of the Fund. Without these expense assumptions, the returns would have been lower. The total return and yield figures cited represent total return and yield for Class A shares. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

June 30, 2003 (Unaudited)

/ /   The Guardian Park Avenue Fund


COMMON STOCKS -- 98.0%
Shares                                                                         Value
------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 2.6%
        702,000  Lockheed Martin Corp.                               $    33,394,140
------------------------------------------------------------------------------------
BEVERAGES -- 3.0%
        127,500  Anheuser-Busch Cos., Inc.                                 6,538,978
        396,400  Coca-Cola Co.                                            18,396,924
        295,500  PepsiCo., Inc.                                           13,149,750
                                                                     ---------------
                                                                          38,085,652
------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.5%
        300,200  Amgen, Inc.*                                             19,945,288
------------------------------------------------------------------------------------
CAPITAL MARKETS -- 3.8%
        145,300  Goldman Sachs Group, Inc.                                12,168,875
        207,166  Legg Mason, Inc.                                         13,455,432
        112,400  Lehman Brothers Hldgs., Inc.                              7,472,352
        159,100  Merrill Lynch & Co., Inc.                                 7,426,788
        229,400  State Street Corp.                                        9,038,360
                                                                     ---------------
                                                                          49,561,807
------------------------------------------------------------------------------------
CHEMICALS -- 1.9%
        598,200  E.I. Du Pont de Nemours & Co.                            24,909,048
------------------------------------------------------------------------------------
COMMERCIAL BANKS -- 6.1%
        322,700  Bank of America Corp.                                    25,502,981
        153,125  Charter One Financial, Inc.                               4,774,437
        144,800  M & T Bank Corp.                                         12,195,056
        406,700  North Fork Bancorporation, Inc.                          13,852,202
        443,900  Wells Fargo & Co.                                        22,372,560
                                                                     ---------------
                                                                          78,697,236
------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 2.7%
      2,063,100  Cisco Systems, Inc.*                                     34,433,139
------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 3.6%
        417,900  Dell Computer Corp.*                                     13,356,084
        724,500  Hewlett Packard Co.                                      15,431,850
        684,900  Storage Technology Corp.*                                17,629,326
                                                                     ---------------
                                                                          46,417,260
------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 2.4%
        733,666  Citigroup, Inc.                                          31,400,905
------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.8%
      1,243,000  Verizon Comm.                                            49,036,350
------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 1.5%
        288,300  FPL Group, Inc.                                          19,272,855
------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 2.0%
        313,200  CDW Corp.*                                               14,344,560
        520,200  Jabil Circuit, Inc.*                                     11,496,420
                                                                     ---------------
                                                                          25,840,980
------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 1.1%
        161,200  Nabors Industries, Inc.*                                  6,375,460
        233,100  Noble Corp.*                                              7,995,330
                                                                     ---------------
                                                                          14,370,790
------------------------------------------------------------------------------------
FOOD AND STAPLES RETAILING -- 2.9%
        689,000  Wal-Mart Stores, Inc.                                    36,978,630
------------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.6%
        116,400  Hershey Foods Corp.                                       8,108,424
        365,000  Kraft Foods, Inc.                                        11,880,750
                                                                     ---------------
                                                                          19,989,174
------------------------------------------------------------------------------------
GAS UTILITIES -- 0.7%
        505,100  NiSource, Inc.                                            9,596,900
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Shares                                                                         Value
------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT AND SUPPLIES -- 2.3%
        143,500  Boston Scientific Corp.*                            $     8,767,850
         92,700  C.R. Bard, Inc.                                           6,610,437
        301,700  Medtronic, Inc.                                          14,472,549
                                                                     ---------------
                                                                          29,850,836
------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS AND SERVICES -- 4.1%
        487,200  AmerisourceBergen Corp.                                  33,787,320
        383,800  HCA, Inc.                                                12,296,952
        226,100  Laboratory Corp. of America Hldgs.*                       6,816,915
                                                                     ---------------
                                                                          52,901,187
------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 1.0%
        449,500  Newell Rubbermaid, Inc.                                  12,586,000
------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 2.0%
        108,300  Colgate-Palmolive Co.                                     6,275,985
        219,700  Procter & Gamble Co.                                     19,592,846
                                                                     ---------------
                                                                          25,868,831
------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 3.2%
      1,457,400  General Electric Co.                                     41,798,232
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 2.0%
        684,600  Concord EFS, Inc.*                                       10,077,312
        451,600  Fiserv, Inc.*                                            16,081,476
                                                                     ---------------
                                                                          26,158,788
------------------------------------------------------------------------------------
INSURANCE -- 7.3%
        114,700  Ambac Financial Group, Inc.                               7,598,875
        739,100  American Int'l. Group, Inc.                              40,783,538
        430,500  Chubb Corp.                                              25,830,000
        403,200  Marsh & McLennan Cos., Inc.                              20,591,424
                                                                     ---------------
                                                                          94,803,837
------------------------------------------------------------------------------------
MEDIA -- 3.0%
        202,100  New York Times Co.                                        9,195,550
        687,400  Viacom, Inc.*                                            30,011,884
                                                                     ---------------
                                                                          39,207,434
------------------------------------------------------------------------------------
METALS AND MINING -- 1.4%
        704,800  Alcoa, Inc.                                              17,972,400
------------------------------------------------------------------------------------
OIL AND GAS -- 6.2%
        358,800  ChevronTexaco Corp.                                      25,905,360
        704,000  Exxon Mobil Corp.                                        25,280,640
        873,100  Occidental Petroleum Corp.                               29,292,505
                                                                     ---------------
                                                                          80,478,505
------------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.6%
        130,900  Avon Products, Inc.                                       8,141,980
------------------------------------------------------------------------------------
PHARMACEUTICALS -- 9.0%
        237,700  Abbott Laboratories                                      10,401,752
        231,540  Johnson & Johnson                                        11,970,618
        362,200  Merck & Co., Inc.                                        21,931,210
      2,112,540  Pfizer, Inc.                                             72,143,241
                                                                     ---------------
                                                                         116,446,821
------------------------------------------------------------------------------------
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 4.5%
        392,500  Analog Devices, Inc.*                                    13,666,850
        851,200  Applied Materials, Inc.*                                 13,500,032
      1,037,600  Intel Corp.                                              21,565,478
        211,000  KLA-Tencor Corp.*                                         9,809,390
                                                                     ---------------
                                                                          58,541,750
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

See notes to financial statements.

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)

------------------------------------------------------------------------------------
Shares                                                                         Value
------------------------------------------------------------------------------------
SOFTWARE -- 7.7%
        985,900  Adobe Systems, Inc.                                 $    31,617,813
      1,529,000  Microsoft Corp.                                          39,157,690
      1,554,800  Oracle Corp.*                                            18,688,696
        570,100  PeopleSoft, Inc.*                                        10,028,059
                                                                     ---------------
                                                                          99,492,258
------------------------------------------------------------------------------------
THRIFTS AND MORTGAGE FINANCE -- 0.8%
        151,600  Federal National Mortgage Assn.                          10,223,904
------------------------------------------------------------------------------------
TOBACCO -- 0.7%
        194,800  Altria Group, Inc.                                        8,851,712
------------------------------------------------------------------------------------
TRADING COMPANIES AND DISTRIBUTORS -- 1.0%
        274,300  W.W. Grainger, Inc.                                      12,826,268
------------------------------------------------------------------------------------
                 TOTAL COMMON STOCKS
                   (COST $1,227,939,560)                               1,268,080,897
------------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 1.1%
Principal
Amount                                                                         Value
------------------------------------------------------------------------------------
$    14,831,000  State Street Bank and Trust Co.
                 repurchase agreement,
                 dated 6/30/2003, maturity
                 value $14,831,453 at
                 1.10%, due 7/1/2003 (1)
                   (COST $14,831,000)                                $    14,831,000
------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.1%
  (COST $1,242,770,560)                                                1,282,911,897
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 0.9%                                                11,147,248
------------------------------------------------------------------------------------
NET ASSETS -- 100%                                                   $ 1,294,059,145
------------------------------------------------------------------------------------

 *  Non-income producing security.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

------------------------------------------------------------------------------------

                                              See notes to financial statements.

/ /   The Guardian UBS Large Cap Value Fund


COMMON STOCKS -- 97.7%
Shares                                                                Value
---------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 2.3%
    27,900  United Technologies Corp.                           $ 1,976,157
---------------------------------------------------------------------------
AUTO COMPONENTS -- 1.0%
    10,500  Johnson Controls, Inc.                                  898,800
---------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.0%
    22,100  Cephalon, Inc.*                                         909,636
---------------------------------------------------------------------------
BUILDING PRODUCTS -- 2.1%
    75,400  Masco Corp.                                           1,798,290
---------------------------------------------------------------------------
CAPITAL MARKETS -- 8.7%
   113,500  J.P. Morgan Chase & Co.                               3,879,430
    42,800  Mellon Financial Corp.                                1,187,700
    58,100  Morgan Stanley                                        2,483,775
                                                                -----------
                                                                  7,550,905
---------------------------------------------------------------------------
CHEMICALS -- 2.3%
    64,600  Dow Chemical Co.                                      2,000,016
---------------------------------------------------------------------------
COMMERCIAL BANKS -- 9.0%
    11,100  Bank of America Corp.                                   877,233
    52,600  FleetBoston Financial Corp.                           1,562,746
    33,600  PNC Financial Svcs. Group                             1,640,016
    73,400  Wells Fargo & Co.                                     3,699,360
                                                                -----------
                                                                  7,779,355
---------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 0.9%
    84,600  Motorola, Inc.                                          797,778
---------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 2.0%
    80,900  Hewlett Packard Co.                                   1,723,170
---------------------------------------------------------------------------
CONSTRUCTION MATERIALS -- 1.6%
    42,100  Martin Marietta Materials, Inc.                       1,414,981
---------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 5.9%
   119,900  Citigroup, Inc.                                       5,131,720
---------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 4.1%
    52,400  BellSouth Corp.                                       1,395,412
    86,000  SBC Comm., Inc.                                       2,197,300
                                                                -----------
                                                                  3,592,712
---------------------------------------------------------------------------
ELECTRIC UTILITIES -- 8.8%
    54,600  CMS Energy Corp.                                        442,260
    28,700  DTE Energy Co.                                        1,108,968
    37,300  Exelon Corp.                                          2,230,913
    55,700  FirstEnergy Corp.                                     2,141,665
    38,300  Progress Energy, Inc.                                 1,681,370
                                                                -----------
                                                                  7,605,176
---------------------------------------------------------------------------
GAS UTILITIES -- 1.6%
    47,300  Sempra Energy                                         1,349,469
---------------------------------------------------------------------------
HEALTH CARE EQUIPMENT AND SUPPLIES -- 0.6%
    20,800  Baxter Int'l., Inc.                                     540,800
---------------------------------------------------------------------------
HEALTH CARE PROVIDERS AND SERVICES -- 4.2%
    11,100  Anthem, Inc.                                            856,365
    55,200  UnitedHealth Group                                    2,773,800
                                                                -----------
                                                                  3,630,165
---------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 1.3%
    41,800  Newell Rubbermaid, Inc.                               1,170,400
---------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.2%
    19,900  Kimberly-Clark Corp.                                  1,037,586
---------------------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 1.7%
    35,900  First Data Corp.                                      1,487,696
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Shares                                                                Value
---------------------------------------------------------------------------
INSURANCE -- 3.4%
    29,100  American Int'l. Group, Inc.                         $ 1,605,738
    26,500  Hartford Financial Svcs. Group, Inc.                  1,334,540
                                                                -----------
                                                                  2,940,278
---------------------------------------------------------------------------
MACHINERY -- 3.9%
    33,900  Illinois Tool Works, Inc.                             2,232,315
    29,400  Pentair, Inc.                                         1,148,364
                                                                -----------
                                                                  3,380,679
---------------------------------------------------------------------------
MEDIA -- 2.5%
    30,000  Viacom, Inc.                                          1,309,800
    43,000  Walt Disney Co.                                         849,250
                                                                -----------
                                                                  2,159,050
---------------------------------------------------------------------------
OIL AND GAS -- 5.9%
    46,000  ConocoPhillips                                        2,520,800
    71,400  Exxon Mobil Corp.                                     2,563,974
                                                                -----------
                                                                  5,084,774
---------------------------------------------------------------------------
PHARMACEUTICALS -- 7.1%
    65,500  Bristol-Myers Squibb Corp.                            1,778,325
    32,900  Johnson & Johnson                                     1,700,930
    36,500  SICOR, Inc.*                                            742,410
    42,500  Wyeth                                                 1,935,875
                                                                -----------
                                                                  6,157,540
---------------------------------------------------------------------------
ROAD AND RAIL -- 3.8%
    55,000  Burlington Northern Santa Fe                          1,564,200
    89,100  Norfolk Southern Corp.                                1,710,720
                                                                -----------
                                                                  3,274,920
---------------------------------------------------------------------------
THRIFTS AND MORTGAGE FINANCE -- 5.8%
    39,400  Federal Home Loan Mortgage Corp.                      2,000,338
    59,900  GreenPoint Financial Corp.                            3,051,306
                                                                -----------
                                                                  5,051,644
---------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 5.0%
   241,900  Nextel Comm., Inc.                                    4,373,552
---------------------------------------------------------------------------
            TOTAL COMMON STOCKS
              (COST $73,731,128)                                 84,817,249
---------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 2.4%
Principal
Amount                                                                Value
---------------------------------------------------------------------------
$2,057,000  State Street Bank and Trust Co.
            repurchase agreement,
            dated 6/30/2003, maturity
            value $2,057,063 at
            1.10%, due 7/1/2003 (1)
              (COST $2,057,000)                                 $ 2,057,000
---------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.1%
  (COST $75,788,128)                                             86,874,249
LIABILITIES IN EXCESS OF CASH, RECEIVABLES AND
  OTHER ASSETS -- (0.1)%                                            (53,240)
---------------------------------------------------------------------------
NET ASSETS -- 100%                                              $86,821,009
---------------------------------------------------------------------------

 *  Non-income producing security.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
See notes to financial statements.

/ /   The Guardian Park Avenue Small Cap Fund


COMMON STOCKS -- 99.7%
Shares                                                                  Value
-----------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.0%
    86,500  EDO Corp.                                           $   1,531,050
-----------------------------------------------------------------------------
AIRLINES -- 2.0%
   101,400  Continental Airlines, Inc.*                             1,517,958
    82,200  Skywest, Inc.                                           1,566,732
                                                                -------------
                                                                    3,084,690
-----------------------------------------------------------------------------
AUTO COMPONENTS -- 1.7%
   112,500  American Axle & Mfg. Hldgs., Inc.*                      2,688,750
-----------------------------------------------------------------------------
BEVERAGES -- 1.0%
    71,700  Cott Corp.*                                             1,483,473
-----------------------------------------------------------------------------
BIOTECHNOLOGY -- 4.0%
    51,000  Charles River Laboratories Int'l.*                      1,641,180
    74,200  Exact Sciences Corp.*                                     813,232
    76,000  NPS Pharmaceuticals, Inc.*                              1,849,840
    73,800  Protein Design Labs., Inc.*                             1,031,724
    60,600  Vertex Pharmaceuticals, Inc.*                             884,760
                                                                -------------
                                                                    6,220,736
-----------------------------------------------------------------------------
CAPITAL MARKETS -- 2.3%
   120,600  Investors Financial Svcs. Corp.                         3,498,606
-----------------------------------------------------------------------------
CHEMICALS -- 1.9%
    74,300  Cabot Corp.                                             2,132,410
    36,000  Spartech Corp.                                            763,560
                                                                -------------
                                                                    2,895,970
-----------------------------------------------------------------------------
COMMERCIAL BANKS -- 6.9%
    17,700  City National Corp.                                       788,712
    30,200  Community Bank System, Inc.                             1,147,600
    62,800  East West Bancorp, Inc.                                 2,269,592
    55,500  Southwest Bancorp. of Texas, Inc.*                      1,804,305
    58,800  UCBH Hldgs., Inc.                                       1,686,384
   116,600  W Hldg. Co., Inc.                                       1,972,872
    30,750  Wintrust Financial Corp.                                  910,200
                                                                -------------
                                                                   10,579,665
-----------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 2.0%
    43,800  Banta Corp.                                             1,417,806
    66,975  FTI Consulting, Inc.*                                   1,672,366
                                                                -------------
                                                                    3,090,172
-----------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 3.9%
    38,700  Avocent Corp.*                                          1,158,291
   254,100  Extreme Networks, Inc.*                                 1,346,730
    72,300  F5 Networks, Inc.*                                      1,218,255
    55,000  McDATA Corp.*                                             797,500
   108,700  Polycom, Inc.*                                          1,506,582
                                                                -------------
                                                                    6,027,358
-----------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 1.4%
   158,200  Synaptics, Inc.*                                        2,129,372
-----------------------------------------------------------------------------
CONSTRUCTION AND ENGINEERING -- 2.5%
    29,200  EMCOR Group, Inc.*                                      1,441,312
    55,500  Jacobs Engineering Group, Inc.*                         2,339,325
                                                                -------------
                                                                    3,780,637
-----------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 1.8%
   115,700  Financial Federal Corp.*                                2,823,080
-----------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.6%
    57,700  Comwlth. Tel. Enterprises, Inc.*                        2,537,069
-----------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.5%
    26,700  Great Plains Energy, Inc.                                 771,096
-----------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 2.0%
    51,000  Benchmark Electronics, Inc.*                            1,568,760
    43,000  Varian, Inc.*                                           1,490,810
                                                                -------------
                                                                    3,059,570
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Shares                                                                  Value
-----------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 0.5%
    24,100  Patterson-UTI Energy, Inc.*                         $     780,840
-----------------------------------------------------------------------------
FOOD AND STAPLES RETAILING -- 1.8%
   101,300  United Natural Foods, Inc.*                             2,850,582
-----------------------------------------------------------------------------
FOOD PRODUCTS -- 1.6%
    39,400  American Italian Pasta Co.*                             1,641,010
    38,500  Smithfield Foods, Inc.*                                   882,420
                                                                -------------
                                                                    2,523,430
-----------------------------------------------------------------------------
GAS UTILITIES -- 1.0%
    58,800  AGL Resources, Inc.                                     1,495,872
-----------------------------------------------------------------------------
HEALTH CARE EQUIPMENT AND SUPPLIES -- 3.3%
    93,700  ALARIS Medical Systems, Inc.*                           1,213,415
   104,200  American Medical Systems Hldgs., Inc.*                  1,757,854
   103,700  Conceptus, Inc.*                                        1,456,985
    29,600  Synovis Life Technologies, Inc.*                          584,304
                                                                -------------
                                                                    5,012,558
-----------------------------------------------------------------------------
HEALTH CARE PROVIDERS AND SERVICES -- 2.0%
    39,800  Henry Schein, Inc.*                                     2,083,132
    50,400  LifePoint Hospitals, Inc.*                              1,055,376
                                                                -------------
                                                                    3,138,508
-----------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 3.1%
    61,500  California Pizza Kitchen, Inc.*                         1,322,250
    78,900  Penn National Gaming, Inc.*                             1,621,395
    76,500  Ruby Tuesday, Inc.                                      1,891,845
                                                                -------------
                                                                    4,835,490
-----------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.9%
    51,200  Toll Brothers, Inc.*                                    1,449,472
-----------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.8%
    62,000  Dial Corp.                                              1,205,900
-----------------------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 2.5%
    50,300  CACI Int'l., Inc.*                                      1,725,290
   154,400  Keane, Inc.*                                            2,104,472
                                                                -------------
                                                                    3,829,762
-----------------------------------------------------------------------------
INSURANCE -- 5.4%
    44,700  Brown & Brown, Inc.                                     1,452,750
    68,900  Harleysville Group, Inc.                                1,586,078
    44,700  Montpelier Re Hldgs. Ltd.*                              1,412,520
    38,400  Philadelphia Conso. Hldg. Corp.*                        1,551,360
    57,900  ProAssurance Corp.*                                     1,562,721
    18,000  RenaissanceRe Hldgs. Ltd.                                 819,360
                                                                -------------
                                                                    8,384,789
-----------------------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 0.9%
   233,300  Netegrity, Inc.*                                        1,362,472
-----------------------------------------------------------------------------
MACHINERY -- 2.1%
    54,300  CLARCOR, Inc.                                           2,093,265
    32,200  IDEX Corp.                                              1,166,928
                                                                -------------
                                                                    3,260,193
-----------------------------------------------------------------------------
MEDIA -- 1.8%
    43,100  Cumulus Media, Inc.*                                      815,883
    34,500  Media General, Inc.                                     1,973,400
                                                                -------------
                                                                    2,789,283
-----------------------------------------------------------------------------
METALS AND MINING -- 0.5%
   190,400  Hecla Mining Co.*                                         805,392
-----------------------------------------------------------------------------
OIL AND GAS -- 2.9%
    88,800  Spinnaker Exploration Co.*                              2,326,560
    53,100  Western Gas Resources, Inc.                             2,102,760
                                                                -------------
                                                                    4,429,320
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

THE GUARDIAN PARK AVENUE SMALL CAP FUND
Schedule of Investments (Continued)

-----------------------------------------------------------------------------
Shares                                                                  Value
-----------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 2.8%
    81,700  Glatfelter                                          $   1,205,075
   280,600  Louisiana-Pacific Corp.*                                3,041,704
                                                                -------------
                                                                    4,246,779
-----------------------------------------------------------------------------
PHARMACEUTICALS -- 3.2%
    21,300  Angiotech Pharmaceuticals, Inc.*                          867,762
    25,500  Medicis Pharmaceutical Corp.                            1,445,850
    48,500  Taro Pharmaceutical Inds. Ltd.*                         2,661,680
                                                                -------------
                                                                    4,975,292
-----------------------------------------------------------------------------
REAL ESTATE -- 2.0%
    61,400  Arden Realty, Inc.                                      1,593,330
    41,600  Home Pptys. NY, Inc.                                    1,465,984
                                                                -------------
                                                                    3,059,314
-----------------------------------------------------------------------------
ROAD AND RAIL -- 1.7%
    43,100  P.A.M. Transportation Svcs., Inc.*                      1,082,672
    74,100  Werner Enterprises, Inc.                                1,570,920
                                                                -------------
                                                                    2,653,592
-----------------------------------------------------------------------------
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 7.4%
   171,400  Credence Systems Corp.                                  1,451,758
   104,900  Entegris, Inc.*                                         1,409,856
    96,400  Exar Corp.*                                             1,526,012
   106,700  Micrel, Inc.*                                           1,108,613
    69,100  MKS Instruments, Inc.*                                  1,248,637
   168,100  Pericom Semiconductor Corp.*                            1,563,330
   275,200  RF Micro Devices, Inc.*                                 1,656,704
    46,800  Varian Semiconductor Equipment Assoc., Inc.*            1,392,768
                                                                -------------
                                                                   11,357,678
-----------------------------------------------------------------------------
SOFTWARE -- 7.3%
   168,000  Borland Software Corp.*                                 1,641,360
    22,400  Bottomline Technologies, Inc.*                            180,768
    66,100  FactSet Research Systems, Inc.                          2,911,705
    33,800  Hyperion Solutions Corp.*                               1,141,088
   208,300  Lawson Software, Inc.*                                  1,618,491
    69,000  Manhattan Assoc., Inc.*                                 1,791,930
   221,200  Novell, Inc.*                                             681,296
   123,800  RSA Security, Inc.*                                     1,330,850
                                                                -------------
                                                                   11,297,488
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Shares                                                                  Value
-----------------------------------------------------------------------------
SPECIALTY RETAIL -- 4.0%
    78,100  Chico's FAS, Inc.*                                  $   1,644,005
    66,300  Cost Plus, Inc.*                                        2,364,258
    65,700  Group 1 Automotive, Inc.*                               2,129,337
                                                                -------------
                                                                    6,137,600
-----------------------------------------------------------------------------
THRIFTS AND MORTGAGE FINANCE -- 2.8%
    67,800  BankUnited Financial Corp.*                             1,366,170
   133,500  Federal Agricultural Mortgage Corp.*                    2,983,725
                                                                -------------
                                                                    4,349,895
-----------------------------------------------------------------------------
WATER UTILITIES -- 0.9%
    56,500  Philadelphia Subn. Corp.                                1,377,470
-----------------------------------------------------------------------------
            TOTAL COMMON STOCKS
              (COST $130,238,983)                                 153,810,265
-----------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 4.0%
Principal
Amount                                                                  Value
-----------------------------------------------------------------------------
$6,231,000  State Street Bank and Trust Co.
            repurchase agreement,
            dated 6/30/2003, maturity
            value $6,231,190 at
            1.10%, due 7/1/2003 (1)
              (COST $6,231,000)                                 $   6,231,000
-----------------------------------------------------------------------------
TOTAL INVESTMENTS -- 103.7%
  (COST $136,469,983)                                             160,041,265
LIABILITIES IN EXCESS OF CASH, RECEIVABLES AND
  OTHER ASSETS -- (3.7)%                                           (5,713,026)
-----------------------------------------------------------------------------
NET ASSETS -- 100%                                              $ 154,328,239
-----------------------------------------------------------------------------

 *  Non-income producing security.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
See notes to financial statements.

/ /   The Guardian UBS Small Cap Value Fund


COMMON STOCKS -- 95.7%
Shares                                                               Value
--------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 2.2%
  25,700  Esterline Technologies Corp.*                       $    447,437
  16,600  Triumph Group, Inc.*                                     467,622
                                                              ------------
                                                                   915,059
--------------------------------------------------------------------------
AUTO COMPONENTS -- 0.8%
   8,000  Superior Industries Int'l., Inc.                         333,600
--------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.3%
  39,500  Serologicals Corp.*                                      538,385
--------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.9%
  42,900  Apogee Enterprises, Inc.                                 386,958
--------------------------------------------------------------------------
CAPITAL MARKETS -- 1.2%
  21,400  Allied Capital Corp.                                     494,340
--------------------------------------------------------------------------
CHEMICALS -- 2.8%
  31,900  A. Schulman, Inc.                                        512,314
  20,100  Lubrizol Corp.                                           622,899
                                                              ------------
                                                                 1,135,213
--------------------------------------------------------------------------
COMMERCIAL BANKS -- 8.3%
  19,900  City National Corp.                                      886,744
  53,300  Colonial BancGroup, Inc.                                 739,271
   4,500  Cullen/Frost Bankers, Inc.                               144,450
  22,260  F. N. B. Corp.                                           673,588
   9,300  Greater Bay Bancorp                                      189,906
  30,700  Trustmark Corp.                                          781,929
                                                              ------------
                                                                 3,415,888
--------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 6.6%
  27,000  John H. Harland Co.                                      706,320
  23,900  McGrath Rentcorp                                         639,086
  10,800  Mobile Mini, Inc.*                                       176,364
  14,400  New England Business Svc., Inc.                          432,000
  27,800  Right Management Consultants, Inc.*                      351,670
   6,000  School Specialty, Inc.                                   170,760
  13,600  Standard Register Co.                                    224,128
                                                              ------------
                                                                 2,700,328
--------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 1.4%
  26,600  3Com Corp.*                                              124,488
   2,700  Black Box Corp.                                           97,740
  11,400  Harris Corp.                                             342,570
                                                              ------------
                                                                   564,798
--------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 1.0%
 100,700  Quantum Corp.*                                           407,835
--------------------------------------------------------------------------
CONSTRUCTION AND ENGINEERING -- 0.9%
   7,500  EMCOR Group, Inc.                                        370,200
--------------------------------------------------------------------------
ELECTRIC UTILITIES -- 3.4%
  20,600  ALLETE, Inc.                                             546,930
  23,200  DQE, Inc.                                                349,624
  11,400  Hawaiian Electric Industries, Inc.                       522,690
                                                              ------------
                                                                 1,419,244
--------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 2.4%
  33,500  Regal-Beloit Corp.                                       639,850
   9,700  Roper Industries, Inc.                                   360,840
                                                              ------------
                                                                 1,000,690
--------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 2.1%
   6,600  CTS Corp.                                                 68,970
  26,300  Methode Electronics, Inc.                                282,725
  25,100  Park Electrochemical Corp.                               500,745
                                                              ------------
                                                                   852,440
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 2.7%
  47,000  Newpark Resources, Inc.*                            $    257,560
   4,800  Oceaneering Int'l., Inc.*                                122,640
  33,600  Offshore Logistics, Inc.                                 730,800
                                                              ------------
                                                                 1,111,000
--------------------------------------------------------------------------
FOOD PRODUCTS -- 3.3%
  17,600  Int'l. Multifoods Corp.*                                 403,216
  40,600  Interstate Bakeries Corp.                                515,620
  11,100  Lancaster Colony Corp.                                   429,126
                                                              ------------
                                                                 1,347,962
--------------------------------------------------------------------------
GAS UTILITIES -- 1.9%
  17,500  AGL Resources, Inc.                                      445,200
  13,200  Atmos Energy Corp.                                       327,360
                                                              ------------
                                                                   772,560
--------------------------------------------------------------------------
HEALTH CARE EQUIPMENT AND SUPPLIES -- 3.1%
  10,300  Cooper Cos., Inc.                                        358,131
  17,000  ICU Medical, Inc.*                                       529,550
  18,600  Ocular Sciences, Inc.*                                   369,210
                                                              ------------
                                                                 1,256,891
--------------------------------------------------------------------------
HEALTH CARE PROVIDERS AND SERVICES -- 5.4%
   8,400  Coventry Health Care, Inc.*                              387,744
  23,400  RehabCare Group, Inc.*                                   342,810
  24,600  Renal Care Group, Inc.*                                  866,166
  32,700  Stewart Enterprises, Inc.*                               140,610
  21,000  Sunrise Senior Living, Inc.*                             469,980
                                                              ------------
                                                                 2,207,310
--------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 0.9%
   4,800  CBRL Group, Inc.                                         186,528
  19,900  Dover Downs Gaming & Entertainment, Inc.                 184,075
                                                              ------------
                                                                   370,603
--------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 4.2%
  49,800  Department 56, Inc.*                                     763,434
  10,900  Furniture Brands Int'l., Inc.*                           284,490
  10,500  Libbey, Inc.                                             238,350
  16,000  Stanley Furniture Co., Inc.                              438,560
                                                              ------------
                                                                 1,724,834
--------------------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 3.1%
  33,500  American Management Systems, Inc.*                       478,380
  68,300  BearingPoint, Inc.*                                      659,095
  56,000  Computer Task Group, Inc.*                               159,040
                                                              ------------
                                                                 1,296,515
--------------------------------------------------------------------------
INSURANCE -- 2.7%
  31,900  AmerUs Group Co.                                         899,261
   6,750  Fidelity National Financial, Inc.                        207,630
                                                              ------------
                                                                 1,106,891
--------------------------------------------------------------------------
LEISURE EQUIPMENT AND PRODUCTS -- 3.1%
  28,900  JAKKS Pacific, Inc.                                      384,081
  13,400  Nautilus Group, Inc.                                     166,160
  12,000  Polaris Industries, Inc.                                 736,800
                                                              ------------
                                                                 1,287,041
--------------------------------------------------------------------------
MACHINERY -- 2.5%
  35,400  Federal Signal Corp.                                     621,978
  11,900  Harsco Corp.                                             428,995
                                                              ------------
                                                                 1,050,973
--------------------------------------------------------------------------
MEDIA -- 0.8%
  17,900  Saga Comm., Inc.*                                        348,155
--------------------------------------------------------------------------
METALS AND MINING -- 1.5%
  20,800  Quanex Corp.                                             618,176
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

THE GUARDIAN UBS SMALL CAP VALUE FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------
MULTI-UTILITIES AND UNREGULATED POWER -- 1.5%
  14,700  Equitable Resources, Inc.                           $    598,878
--------------------------------------------------------------------------
OIL AND GAS -- 2.5%
  21,100  Cimarex Energy Co.*                                      501,125
  20,100  Spinnaker Exploration Co.                                526,620
                                                              ------------
                                                                 1,027,745
--------------------------------------------------------------------------
REAL ESTATE -- 8.5%
  22,700  EastGroup Pptys., Inc.                                   612,900
  62,400  Equity Inns, Inc.                                        430,560
  49,300  Innkeepers USA Trust                                     335,240
  21,800  Kilroy Realty Corp.                                      599,500
  18,800  Parkway Pptys., Inc.                                     790,540
  43,900  ResortQuest Int'l., Inc.*                                193,599
  15,900  SL Green Realty Corp.                                    554,751
                                                              ------------
                                                                 3,517,090
--------------------------------------------------------------------------
ROAD AND RAIL -- 1.6%
  31,700  Genesee & Wyoming, Inc.*                                 652,069
--------------------------------------------------------------------------
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 0.6%
  34,300  Integrated Silicon Solution, Inc.*                       238,042
--------------------------------------------------------------------------
SOFTWARE -- 2.2%
  19,700  Mentor Graphics Corp.*                                   285,256
  22,100  Reynolds & Reynolds Co.                                  631,176
                                                              ------------
                                                                   916,432
--------------------------------------------------------------------------
SPECIALTY RETAIL -- 5.0%
  16,700  Genesco, Inc.                                            295,590
  11,000  Linens 'n Things, Inc.*                                  259,710
  17,200  Michaels Stores, Inc.                                    654,632
  27,900  Party City Corp.*                                        286,533
   7,200  Rent-A-Center, Inc.*                                     545,832
                                                              ------------
                                                                 2,042,297
--------------------------------------------------------------------------
TEXTILES, APPAREL AND LUXURY GOODS -- 0.3%
   5,500  Movado Group, Inc.                                       119,625
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------
THRIFTS AND MORTGAGE FINANCE -- 3.0%
  35,100  IndyMac Bancorp, Inc.                               $    892,242
  16,600  Roslyn Bancorp, Inc.                                     356,734
                                                              ------------
                                                                 1,248,976
--------------------------------------------------------------------------
          TOTAL COMMON STOCKS
            (COST $34,445,745)                                  39,395,043
--------------------------------------------------------------------------

EXCHANGE-TRADED FUND -- 2.3%
--------------------------------------------------------------------------
   7,300  iShares Russell 2000
          Value Index Fund
            (COST $775,448)                                        938,780
--------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 1.9%
Principal
Amount                                                               Value
--------------------------------------------------------------------------
$771,000  State Street Bank and Trust Co.
          repurchase agreement,
          dated 6/30/2003, maturity
          value $771,024 at
          1.10%, due 7/1/2003 (1)
            (COST $771,000)                                   $    771,000
--------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.9%
  (COST $35,992,193)                                            41,104,823
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 0.1%                                          37,033
--------------------------------------------------------------------------
NET ASSETS -- 100%                                            $ 41,141,856
--------------------------------------------------------------------------

 *  Non-income producing security.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
See notes to financial statements.

/ /   The Guardian Asset Allocation Fund


COMMON STOCKS -- 13.5%
Shares                                                  Value
-------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.2%
     3,044  Boeing Co.                         $      104,470
     2,736  Honeywell Int'l., Inc.                     73,462
     1,046  Lockheed Martin Corp.                      49,758
       606  Northrop Grumman Corp.                     52,292
     1,924  Raytheon Co.                               63,184
       318  United Technologies Corp.                  22,524
                                               --------------
                                                      365,690
-------------------------------------------------------------
AIR FREIGHT AND LOGISTICS -- 0.1%
     2,119  United Parcel Svcs., Inc.                 134,980
-------------------------------------------------------------
AIRLINES -- 0.0%
     2,503  Southwest Airlines Co.                     43,052
-------------------------------------------------------------
AUTOMOBILES -- 0.1%
     5,835  Ford Motor Co.                             64,127
     2,438  General Motors Corp.                       87,768
     1,219  Harley-Davidson, Inc.                      48,589
                                               --------------
                                                      200,484
-------------------------------------------------------------
BEVERAGES -- 0.4%
     2,438  Anheuser-Busch Cos., Inc.                 124,460
     4,595  Coca-Cola Co.                             213,254
     3,197  Coca-Cola Enterprises, Inc.                58,026
     4,642  PepsiCo., Inc.                            206,569
     2,305  The Pepsi Bottling Group, Inc.             46,146
                                               --------------
                                                      648,455
-------------------------------------------------------------
BIOTECHNOLOGY -- 0.2%
     2,242  Amgen, Inc.*                              148,958
       798  Biogen, Inc.*                              30,324
     1,035  Chiron Corp.*                              45,250
     1,726  MedImmune, Inc.*                           62,775
                                               --------------
                                                      287,307
-------------------------------------------------------------
BUILDING PRODUCTS -- 0.0%
     2,608  Masco Corp.                                62,201
-------------------------------------------------------------
CAPITAL MARKETS -- 0.5%
     2,547  Bank of New York, Inc.                     73,226
     8,048  Charles Schwab Corp.                       81,204
     1,000  Goldman Sachs Group, Inc.                  83,750
     7,435  J.P. Morgan Chase & Co.                   254,128
       980  Lehman Brothers Hldgs., Inc.               65,151
     2,356  Mellon Financial Corp.                     65,379
       410  Merrill Lynch & Co., Inc.                  19,139
     3,352  Morgan Stanley                            143,298
        57  State Street Corp.                          2,246
                                               --------------
                                                      787,521
-------------------------------------------------------------
CHEMICALS -- 0.2%
       567  Dow Chemical Co.                           17,554
     3,035  E.I. Du Pont de Nemours & Co.             126,378
     1,085  Monsanto Co.                               23,479
     1,174  PPG Industries, Inc.                       59,569
     1,770  Rohm & Haas Co.                            54,923
                                               --------------
                                                      281,903
-------------------------------------------------------------
COMMERCIAL BANKS -- 0.8%
     4,591  Bank of America Corp.                     362,827
     1,872  BB&T Corp.                                 64,209
     2,217  Fifth Third Bancorp                       127,123
     4,514  FleetBoston Financial Corp.               134,111
     1,410  KeyCorp                                    35,631
     3,312  U.S. Bancorp                               81,144
     4,992  Wachovia Corp.                            199,480
     3,950  Wells Fargo & Co.                         199,080
                                               --------------
                                                    1,203,605
-------------------------------------------------------------

-------------------------------------------------------------
Shares                                                  Value
-------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 0.2%
     5,396  Cendant Corp.*                     $       98,855
     1,807  Cintas Corp.                               64,040
     1,630  Pitney Bowes, Inc.                         62,608
     2,779  Waste Management, Inc.                     66,946
                                               --------------
                                                      292,449
-------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 0.3%
    15,125  Cisco Systems, Inc.*                      252,436
     6,482  Corning, Inc.*                             47,902
     6,075  Motorola, Inc.                             57,287
     2,384  QUALCOMM, Inc.                             85,228
                                               --------------
                                                      442,853
-------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 0.5%
     4,776  Dell Computer Corp.*                      152,641
     5,386  EMC Corp.*                                 56,391
     8,215  Hewlett Packard Co.                       174,980
     4,066  Int'l. Business Machines                  335,445
    12,916  Sun Microsystems, Inc.*                    59,414
                                               --------------
                                                      778,871
-------------------------------------------------------------
CONSUMER FINANCE -- 0.2%
     1,972  American Express Co.                       82,449
     1,586  Capital One Financial Corp.                78,000
     4,750  MBNA Corp.                                 98,990
     2,265  SLM Corp.                                  88,720
                                               --------------
                                                      348,159
-------------------------------------------------------------
DISTRIBUTORS -- 0.1%
     2,967  Genuine Parts Co.                          94,974
-------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 0.3%
    11,373  Citigroup, Inc.                           486,764
-------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.4%
     1,564  ALLTEL Corp.                               75,416
     1,989  AT & T Corp.                               38,288
     5,078  BellSouth Corp.                           135,227
     5,290  SBC Comm., Inc.                           135,160
     1,710  Sprint Corp. (FON Group)                   24,624
     4,971  Verizon Comm.                             196,106
                                               --------------
                                                      604,821
-------------------------------------------------------------
ELECTRIC UTILITIES -- 0.3%
     1,705  Entergy Corp.                              89,990
     1,818  Exelon Corp.                              108,735
     1,214  FPL Group, Inc.                            81,156
     1,395  Progress Energy, Inc.                      61,241
     1,682  Public Svc. Enterprise Group,
              Inc.                                     71,064
     2,650  Southern Co.                               82,574
     1,292  TXU Corp.                                  29,005
                                               --------------
                                                      523,765
-------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.1%
       424  Cooper Industries Ltd.                     17,511
     1,106  Emerson Electric Co.                       56,517
                                               --------------
                                                       74,028
-------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.1%
     2,990  Agilent Technologies, Inc.*                58,455
     4,723  Solectron Corp.*                           17,664
                                               --------------
                                                       76,119
-------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 0.1%
     2,205  Baker Hughes, Inc.                         74,022
     1,681  Schlumberger Ltd.                          79,965
                                               --------------
                                                      153,987
-------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

THE GUARDIAN ASSET ALLOCATION FUND
Schedule of Investments (Continued)

-------------------------------------------------------------
Shares                                                  Value
-------------------------------------------------------------
FOOD AND STAPLES RETAILING -- 0.5%
       840  Albertson's, Inc.                  $       16,128
     2,620  CVS Corp.                                  73,439
     2,409  Kroger Co.*                                40,182
     1,099  Safeway, Inc.*                             22,485
    10,695  Wal-Mart Stores, Inc.                     574,001
                                               --------------
                                                      726,235
-------------------------------------------------------------
FOOD PRODUCTS -- 0.3%
     2,194  Archer-Daniels-Midland Co.                 28,237
     2,621  Campbell Soup Co.                          64,215
     2,662  ConAgra, Inc.                              62,823
       928  General Mills, Inc.                        43,996
     2,424  H.J. Heinz Co.                             79,944
       667  Hershey Foods Corp.                        46,463
     2,012  Kellogg Co.                                69,152
     1,269  W.M. Wrigley Jr. Co.                       71,356
                                               --------------
                                                      466,186
-------------------------------------------------------------
HEALTH CARE EQUIPMENT AND SUPPLIES -- 0.4%
     2,128  Baxter Int'l., Inc.                        55,328
     2,122  Becton Dickinson & Co., Inc.               82,440
     1,466  Boston Scientific Corp.*                   89,573
     1,285  C.R. Bard, Inc.                            91,633
     2,016  Guidant Corp.                              89,490
     1,756  Medtronic, Inc.                            84,235
     1,442  St. Jude Medical, Inc.*                    82,915
       594  Stryker Corp.                              41,206
       884  Zimmer Hldgs., Inc.*                       39,824
                                               --------------
                                                      656,644
-------------------------------------------------------------
HEALTH CARE PROVIDERS AND SERVICES -- 0.2%
       998  AmerisourceBergen Corp.                    69,211
       746  Cigna Corp.                                35,017
       306  HCA, Inc.                                   9,804
     3,629  Health Management Associates,
              Inc.                                     66,955
     1,178  McKesson Corp.                             42,102
     1,512  Tenet Healthcare Corp.*                    17,615
       929  Wellpoint Health Networks, Inc.*           78,315
                                               --------------
                                                      319,019
-------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 0.1%
     2,190  Carnival Corp.                             71,197
     2,751  McDonald's Corp.                           60,687
     2,943  Starbucks Corp.*                           72,162
                                               --------------
                                                      204,046
-------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.3%
       614  Clorox Co.                                 26,187
     1,955  Kimberly-Clark Corp.                      101,934
     3,443  Procter & Gamble Co.                      307,047
                                               --------------
                                                      435,168
-------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.6%
     1,118  3M Co.                                    144,200
    23,903  General Electric Co.                      685,538
     6,224  Tyco Int'l. Ltd.                          118,131
                                               --------------
                                                      947,869
-------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 0.2%
     2,142  Automatic Data Processing, Inc.            72,528
     3,414  Concord EFS, Inc.*                         50,254
     2,525  Electronic Data Systems Corp.              54,161
     3,170  First Data Corp.                          131,365
       957  Paychex, Inc.                              28,050
     1,608  Sabre Hldgs. Corp.                         39,637
                                               --------------
                                                      375,995
-------------------------------------------------------------
INSURANCE -- 0.6%
     2,353  AFLAC, Inc.                                72,355
     2,008  Allstate Corp.                             71,585

-------------------------------------------------------------
Shares                                                  Value
-------------------------------------------------------------
     5,515  American Int'l. Group, Inc.        $      304,318
     1,281  Chubb Corp.                                76,860
     1,104  John Hancock Financial Svcs.,
              Inc.                                     33,926
       186  Loews Corp.                                 8,796
     2,164  Marsh & McLennan Cos., Inc.               110,515
     2,884  MetLife, Inc.                              81,675
     1,253  Progressive Corp.                          91,594
     1,586  Travelers Ppty. Casualty Corp.             25,011
                                               --------------
                                                      876,635
-------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 0.1%
     3,255  Yahoo! Inc.*                              106,634
-------------------------------------------------------------
LEISURE EQUIPMENT AND PRODUCTS -- 0.1%
     1,149  Eastman Kodak Co.                          31,425
     3,448  Mattel, Inc.                               65,236
                                               --------------
                                                       96,661
-------------------------------------------------------------
MACHINERY -- 0.2%
     1,626  Caterpillar, Inc.                          90,503
     1,491  Deere & Co.                                68,139
     2,138  Dover Corp.                                64,054
                                               --------------
                                                      222,696
-------------------------------------------------------------
MEDIA -- 0.5%
    11,612  AOL Time Warner, Inc.*                    186,837
     2,046  Clear Channel Comm., Inc.*                 86,730
     3,217  Comcast Corp.-Class A*                     97,089
       216  Comcast Corp.-Class A Special*              6,227
       629  Gannett Co., Inc.                          48,314
     1,395  New York Times Co.                         63,473
        77  Tribune Co.                                 3,719
     4,849  Viacom, Inc.*                             211,707
     5,567  Walt Disney Co.                           109,948
                                               --------------
                                                      814,044
-------------------------------------------------------------
METALS AND MINING -- 0.0%
     2,364  Alcoa, Inc.                                60,282
-------------------------------------------------------------
MULTILINE RETAIL -- 0.1%
     1,602  Kohl's Corp.*                              82,311
       481  Target Corp.                               18,201
                                               --------------
                                                      100,512
-------------------------------------------------------------
MULTI-UTILITIES AND UNREGULATED POWER -- 0.1%
     3,468  AES Corp.*                                 22,022
     4,604  Duke Energy Corp.                          91,850
     3,136  El Paso Corp.                              25,339
     3,916  Williams Cos., Inc.                        30,936
                                               --------------
                                                      170,147
-------------------------------------------------------------
OIL AND GAS -- 0.7%
     1,406  Anadarko Petroleum Corp.                   62,525
       147  Burlington Resources, Inc.                  7,948
     2,887  ChevronTexaco Corp.                       208,442
     1,233  ConocoPhillips                             67,568
    16,501  Exxon Mobil Corp.                         592,551
     2,571  Unocal Corp.                               73,762
                                               --------------
                                                    1,012,796
-------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.0%
     2,952  Georgia-Pacific Corp.                      55,940
-------------------------------------------------------------
PERSONAL PRODUCTS -- 0.1%
     1,376  Avon Products, Inc.                        85,587
     2,784  Gillette Co.                               88,698
                                               --------------
                                                      174,285
-------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN ASSET ALLOCATION FUND
Schedule of Investments (Continued)

-------------------------------------------------------------
Shares                                                  Value
-------------------------------------------------------------
PHARMACEUTICALS -- 1.2%
     1,116  Allergan, Inc.                     $       86,044
     6,462  Bristol-Myers Squibb Corp.                175,443
     3,549  Eli Lilly & Co.                           244,775
     1,774  Forest Laboratories, Inc.*                 97,126
     6,872  Johnson & Johnson                         355,282
     1,779  King Pharmaceuticals, Inc.*                26,258
    21,478  Pfizer, Inc.                              733,474
     3,875  Schering-Plough Corp.                      72,075
                                               --------------
                                                    1,790,477
-------------------------------------------------------------
REAL ESTATE -- 0.1%
     2,383  Plum Creek Timber Co., Inc.                61,839
     1,972  Simon Ppty. Group, Inc.                    76,967
                                               --------------
                                                      138,806
-------------------------------------------------------------
ROAD AND RAIL -- 0.1%
     2,352  Burlington Northern Santa Fe               66,891
     1,674  Union Pacific Corp.                        97,125
                                               --------------
                                                      164,016
-------------------------------------------------------------
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 0.5%
     2,923  Altera Corp.                               47,937
       754  Analog Devices, Inc.*                      26,254
     4,648  Applied Materials, Inc.*                   73,717
     1,688  Broadcom Corp.*                            42,048
    13,630  Intel Corp.                               283,286
     1,448  KLA-Tencor Corp.*                          67,318
       549  Linear Technology Corp.                    17,684
       794  Maxim Integrated Products, Inc.            27,147
     3,302  Micron Technology, Inc.*                   38,402
     5,091  Texas Instruments, Inc.                    89,602
     2,346  Xilinx, Inc.*                              59,377
                                               --------------
                                                      772,772
-------------------------------------------------------------
SOFTWARE -- 0.6%
     1,802  Adobe Systems, Inc.                        57,790
     3,590  Computer Associates Int'l., Inc.           79,985
    26,119  Microsoft Corp.                           668,908
     2,830  Siebel Systems, Inc.*                      26,998
     2,739  VERITAS Software Corp.*                    78,527
                                               --------------
                                                      912,208
-------------------------------------------------------------
SPECIALTY RETAIL -- 0.3%
     1,416  Bed, Bath & Beyond, Inc.*                  54,955
     1,930  Best Buy Co., Inc.*                        84,766
     3,143  Home Depot, Inc.                          104,096
     2,415  Lowe's Cos., Inc.                         103,724
     3,749  Staples, Inc.*                             68,794
     5,047  The Gap, Inc.                              94,682
                                               --------------
                                                      511,017
-------------------------------------------------------------
TEXTILES, APPAREL AND LUXURY GOODS -- 0.0%
     1,255  NIKE, Inc.                                 67,130
-------------------------------------------------------------
THRIFTS AND MORTGAGE FINANCE -- 0.2%
     1,850  Federal National Mortgage Assn.           124,764
     4,145  Washington Mutual, Inc.                   171,189
                                               --------------
                                                      295,953
-------------------------------------------------------------
TOBACCO -- 0.2%
     5,316  Altria Group, Inc.                        241,559
       509  UST, Inc.                                  17,830
                                               --------------
                                                      259,389
-------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
    12,777  AT & T Wireless Svcs., Inc.*              104,899
-------------------------------------------------------------
            TOTAL COMMON STOCKS
              (COST $25,163,719)                   20,730,449
-------------------------------------------------------------

MUTUAL FUNDS -- 83.6%
EQUITY -- 66.6%
15,277,311  The Guardian S&P 500 Index Fund,
              Class A (1)                      $  102,205,208
-------------------------------------------------------------
FIXED INCOME -- 17.0%
 2,479,290  The Guardian Investment Quality
              Bond Fund, Class A (2)               26,106,921
-------------------------------------------------------------
            TOTAL MUTUAL FUNDS
              (COST $156,485,070)                 128,312,129
-------------------------------------------------------------

U.S. GOVERNMENT -- 1.9%
Principal
Amount                                                  Value
-------------------------------------------------------------
            U.S. Treasury Bill
$2,000,000    0.785%, 9/18/2003 (3)            $    1,996,554
 1,000,000    1.10%, 7/10/2003 (3)                    999,724
-------------------------------------------------------------
            TOTAL U.S. GOVERNMENT
              (COST $2,996,278)                     2,996,278
-------------------------------------------------------------

REPURCHASE AGREEMENT -- 1.3%
Principal
Amount                                                  Value
-------------------------------------------------------------
$1,980,000  State Street Bank and Trust Co.
            repurchase agreement,
            dated 6/30/2003, maturity
            value $1,980,061 at
            1.10%, due 7/1/2003 (4)
              (COST $1,980,000)                $    1,980,000
-------------------------------------------------------------
TOTAL INVESTMENTS -- 100.3%
  (COST $186,625,067)                             154,018,856
LIABILITIES IN EXCESS OF CASH, RECEIVABLES
  AND OTHER ASSETS -- (0.3)%

                                                     (459,406)
-------------------------------------------------------------
NET ASSETS -- 100%                             $  153,559,450
-------------------------------------------------------------

 *  Non-income producing security.

(1) Majority-owned subsidiary.

(2) Affiliated issuer.

(3) The U.S. Treasury Bills are segregated as collateral to cover margin requirements on open futures contracts.

(4) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.


PURCHASED (P)/SOLD (S) FUTURES CONTRACTS
                                                      Unrealized
                                                   Appreciation/
Contracts  Type      Description       Expiration  (Depreciation)
-----------------------------------------------------------------
225         S    U.S. Treasury Notes,
                        5 Year           9/2003     $     57,850
126         P       S&P 500 Index        9/2003         (615,262)
                                                    ------------
                                                    $   (557,412)
-----------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /   The Guardian S&P 500 Index Fund


COMMON STOCKS -- 97.7%
Shares                                                                   Value
------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.7%
    12,039  Boeing Co.                                          $      413,178
     2,868  General Dynamics Corp.                                     207,930
     1,476  Goodrich Corp.                                              30,996
    12,069  Honeywell Int'l., Inc.                                     324,053
     7,259  Lockheed Martin Corp.                                      345,311
     2,626  Northrop Grumman Corp.                                     226,598
     5,860  Raytheon Co.                                               192,442
     2,645  Rockwell Collins, Inc.                                      65,146
     6,791  United Technologies Corp.                                  481,007
                                                                --------------
                                                                     2,286,661
------------------------------------------------------------------------------
AIR FREIGHT AND LOGISTICS -- 1.0%
     4,237  FedEx Corp.                                                262,821
       810  Ryder Systems, Inc.                                         20,752
    16,167  United Parcel Svcs., Inc.                                1,029,838
                                                                --------------
                                                                     1,313,411
------------------------------------------------------------------------------
AIRLINES -- 0.2%
     1,785  Delta Airlines, Inc.                                        26,204
    10,945  Southwest Airlines Co.                                     188,254
                                                                --------------
                                                                       214,458
------------------------------------------------------------------------------
AUTO COMPONENTS -- 0.2%
       945  Cooper Tire & Rubber Co.                                    16,623
     2,085  Dana Corp.                                                  24,103
     8,041  Delphi Automotive Systems Corp.                             69,394
     4,744  Goodyear Tire & Rubber Co.                                  24,906
     1,229  Johnson Controls, Inc.                                     105,202
     1,852  Visteon Corp.                                               12,723
                                                                --------------
                                                                       252,951
------------------------------------------------------------------------------
AUTOMOBILES -- 0.6%
    26,733  Ford Motor Co.                                             293,796
     7,915  General Motors Corp.                                       284,940
     4,354  Harley-Davidson, Inc.                                      173,550
                                                                --------------
                                                                       752,286
------------------------------------------------------------------------------
BEVERAGES -- 2.7%
       525  Adolph Coors Co.                                            25,715
    12,007  Anheuser-Busch Cos., Inc.                                  612,957
       995  Brown-Forman Corp.                                          78,227
    35,477  Coca-Cola Co.                                            1,646,488
     6,006  Coca-Cola Enterprises, Inc.                                109,009
    25,165  PepsiCo., Inc.                                           1,119,842
     4,359  The Pepsi Bottling Group, Inc.                              87,267
                                                                --------------
                                                                     3,679,505
------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.3%
    19,000  Amgen, Inc.*                                             1,262,360
     2,114  Biogen, Inc.*                                               80,332
     2,723  Chiron Corp.*                                              119,049
     3,379  Genzyme Corp.*                                             141,242
     3,661  MedImmune, Inc.*                                           133,151
                                                                --------------
                                                                     1,736,134
------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.2%
     1,062  American Standard Cos., Inc.*                               78,514
     7,483  Masco Corp.                                                178,469
                                                                --------------
                                                                       256,983
------------------------------------------------------------------------------
CAPITAL MARKETS -- 3.4%
    10,676  Bank of New York, Inc.                                     306,935
     1,537  Bear Stearns Cos., Inc.                                    111,310
    19,889  Charles Schwab Corp.                                       200,680
     1,600  Federated Investors, Inc.                                   43,872
     3,801  Franklin Resources, Inc.                                   148,505
     6,786  Goldman Sachs Group, Inc.                                  568,327
    29,597  J.P. Morgan Chase & Co.                                  1,011,625

------------------------------------------------------------------------------
Shares                                                                   Value
------------------------------------------------------------------------------
     3,184  Janus Capital Group, Inc.                           $       52,218
     3,599  Lehman Brothers Hldgs., Inc.                               239,262
     7,034  Mellon Financial Corp.                                     195,193
    14,254  Merrill Lynch & Co., Inc.                                  665,377
    16,092  Morgan Stanley                                             687,933
     3,195  Northern Trust Corp.                                       133,519
     4,655  State Street Corp.                                         183,407
     1,728  T. Rowe Price Group, Inc.                                   65,232
                                                                --------------
                                                                     4,613,395
------------------------------------------------------------------------------
CHEMICALS -- 1.4%
     3,281  Air Products & Chemicals, Inc.                             136,489
    12,885  Dow Chemical Co.                                           398,919
    15,009  E.I. Du Pont de Nemours & Co.                              624,975
     1,083  Eastman Chemical Co.                                        34,299
     3,608  Ecolab, Inc.                                                92,365
     1,823  Engelhard Corp.                                             45,156
       685  Great Lakes Chemical Corp.                                  13,974
     1,497  Hercules, Inc.*                                             14,820
     1,377  Int'l. Flavors & Fragrances, Inc.                           43,968
     3,328  Monsanto Co.                                                72,018
     2,413  PPG Industries, Inc.                                       122,436
     2,266  Praxair, Inc.                                              136,186
     3,134  Rohm & Haas Co.                                             97,248
     1,093  Sigma-Aldrich                                               59,219
                                                                --------------
                                                                     1,892,072
------------------------------------------------------------------------------
COMMERCIAL BANKS -- 6.2%
     5,373  AmSouth Bancorporation                                     117,346
    22,164  Bank of America Corp.                                    1,751,621
    16,677  Bank One Corp.                                             620,051
     6,636  BB&T Corp.                                                 227,615
     3,302  Charter One Financial, Inc.                                102,956
     2,548  Comerica, Inc.                                             118,482
     8,186  Fifth Third Bancorp                                        469,385
     1,845  First Tennessee Nat'l. Corp.                                81,014
    15,151  FleetBoston Financial Corp.                                450,136
     3,600  Huntington Bancshares, Inc.                                 70,272
     6,165  KeyCorp                                                    155,790
     3,114  Marshall & Ilsley Corp.                                     95,226
     8,809  National City Corp.                                        288,142
     2,405  North Fork Bancorporation, Inc.                             81,914
     4,177  PNC Financial Svcs. Group                                  203,879
     3,484  Regions Financial Corp.                                    117,690
     4,873  SouthTrust Corp.                                           132,546
     4,276  SunTrust Banks, Inc.                                       253,738
     4,126  Synovus Financial Corp.                                     88,709
    27,004  U.S. Bancorp                                               661,598
     2,982  Union Planters Corp.                                        92,532
    20,178  Wachovia Corp.                                             806,313
    24,635  Wells Fargo & Co.                                        1,241,604
     1,438  Zions Bancorporation                                        72,777
                                                                --------------
                                                                     8,301,336
------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 1.0%
     2,838  Allied Waste Industries, Inc.*                              28,522
     2,507  Apollo Group, Inc.*                                        154,832
     1,581  Avery Dennison Corp.                                        79,366
    14,291  Cendant Corp.*                                             261,811
     2,425  Cintas Corp.                                                85,942
       997  Deluxe Corp.                                                44,666
     2,052  Equifax, Inc.                                               53,352
     2,604  H & R Block, Inc.                                          112,623
     1,707  Monster Worldwide, Inc.*                                    33,679
     3,634  Pitney Bowes, Inc.                                         139,582
     1,723  R.R. Donnelley & Sons Co.                                   45,039

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN S&P 500 INDEX FUND
Schedule of Investments (Continued)

------------------------------------------------------------------------------
Shares                                                                   Value
------------------------------------------------------------------------------
     2,547  Robert Half Int'l., Inc.*                           $       48,240
     8,974  Waste Management, Inc.                                     216,184
                                                                --------------
                                                                     1,303,838
------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 2.3%
    11,132  ADC Telecomm., Inc.*                                        25,915
     1,131  Andrew Corp.*                                               10,405
     4,030  Avaya, Inc.*                                                26,034
    11,451  CIENA Corp.*                                                59,431
   106,642  Cisco Systems, Inc.*                                     1,779,855
     2,380  Comverse Technology, Inc.*                                  35,771
    19,376  Corning, Inc.*                                             143,189
    18,734  JDS Uniphase Corp.*                                         65,756
    59,431  Lucent Technologies, Inc.*                                 120,645
    32,778  Motorola, Inc.                                             309,097
    12,102  QUALCOMM, Inc.                                             432,647
     2,311  Scientific Atlanta, Inc.                                    55,094
     5,897  Tellabs, Inc.*                                              38,743
                                                                --------------
                                                                     3,102,582
------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 3.8%
     4,953  Apple Computer, Inc.*                                       94,701
    38,046  Dell Computer Corp.*                                     1,215,950
    32,506  EMC Corp.*                                                 340,338
     4,621  Gateway, Inc.*                                              16,867
    44,751  Hewlett Packard Co.                                        953,196
    24,669  Int'l. Business Machines                                 2,035,193
     1,823  Lexmark Int'l. Group, Inc.*                                129,014
     1,379  NCR Corp.*                                                  35,330
     4,602  Network Appliance, Inc.*                                    74,598
    46,932  Sun Microsystems, Inc.*                                    215,887
                                                                --------------
                                                                     5,111,074
------------------------------------------------------------------------------
CONSTRUCTION AND ENGINEERING -- 0.0%
     1,050  Fluor Corp.                                                 35,322
       784  McDermott Int'l., Inc.*                                      4,963
                                                                --------------
                                                                        40,285
------------------------------------------------------------------------------
CONSTRUCTION MATERIALS -- 0.0%
     1,439  Vulcan Materials Co.                                        53,344
------------------------------------------------------------------------------
CONSUMER FINANCE -- 1.2%
    19,169  American Express Co.                                       801,456
     3,150  Capital One Financial Corp.                                154,917
    18,401  MBNA Corp.                                                 383,477
     4,111  Providian Financial Corp.*                                  38,068
     7,101  SLM Corp.                                                  278,146
                                                                --------------
                                                                     1,656,064
------------------------------------------------------------------------------
CONTAINERS AND PACKAGING -- 0.2%
       813  Ball Corp.                                                  37,000
       752  Bemis Co., Inc.                                             35,194
     2,261  Pactiv Corp.*                                               44,564
     1,181  Sealed Air Corp.*                                           56,286
       697  Temple-Inland, Inc.                                         29,908
                                                                --------------
                                                                       202,952
------------------------------------------------------------------------------
DISTRIBUTORS -- 0.1%
     2,486  Genuine Parts Co.                                           79,577
------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 2.6%
    74,611  Citigroup, Inc.                                          3,193,351
     2,359  Moody's Corp.                                              124,343
     5,116  Principal Financial Group, Inc.                            164,991
                                                                --------------
                                                                     3,482,685
------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.3%
     4,514  ALLTEL Corp.                                               217,665
    11,030  AT & T Corp.                                               212,327
    28,012  BellSouth Corp.                                            745,960

------------------------------------------------------------------------------
Shares                                                                   Value
------------------------------------------------------------------------------
     1,992  CenturyTel, Inc.                                    $       69,421
     3,719  Citizens Comm. Co.*                                         47,938
    23,823  Qwest Comm. Int'l., Inc.*                                  113,874
    48,750  SBC Comm., Inc.                                          1,245,562
    12,674  Sprint Corp. (FON Group)                                   182,506
    39,396  Verizon Comm                                             1,554,172
                                                                --------------
                                                                     4,389,425
------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 2.2%
     1,753  Allegheny Energy, Inc.                                      14,813
     1,971  Ameren Corp.                                                86,921
     6,284  American Electric Power, Inc.                              187,452
     4,248  CenterPoint Energy, Inc.                                    34,621
     2,286  CiNergy Corp.                                               84,102
     1,896  CMS Energy Corp.                                            15,358
     3,075  Consolidated Edison, Inc.                                  133,086
     2,335  Constellation Energy Group, Inc.                            80,091
     5,170  Dominion Resources, Inc.                                   332,276
     2,578  DTE Energy Co.                                              99,614
     4,648  Edison Int'l.*                                              76,367
     3,218  Entergy Corp.                                              169,846
     4,598  Exelon Corp.                                               275,006
     4,395  FirstEnergy Corp.                                          168,988
     2,550  FPL Group, Inc.                                            170,467
     5,509  PG&E Corp.*                                                116,515
     1,212  Pinnacle West Capital Corp.                                 45,389
     2,089  PPL Corp.                                                   89,827
     2,954  Progress Energy, Inc.                                      129,681
     3,120  Public Svc. Enterprise Group, Inc.                         131,820
     9,746  Southern Co.                                               303,685
     2,624  TECO Energy, Inc.                                           31,462
     6,860  TXU Corp.                                                  154,007
     6,601  Xcel Energy, Inc.                                           99,279
                                                                --------------
                                                                     3,030,673
------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.4%
     2,786  American Power Conversion Corp.*                            43,434
     1,359  Cooper Industries Ltd.                                      56,127
     6,202  Emerson Electric Co.                                       316,922
     1,094  Power-One, Inc.*                                             7,822
     2,645  Rockwell Automation, Inc.                                   63,057
       767  Thomas & Betts Corp.*                                       11,083
                                                                --------------
                                                                       498,445
------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.4%
     6,556  Agilent Technologies, Inc.*                                128,170
     2,726  Jabil Circuit, Inc.*                                        60,245
     2,802  Molex, Inc.                                                 75,626
     2,010  PerkinElmer, Inc.                                           27,758
     7,816  Sanmina-SCI Corp.*                                          49,319
    12,349  Solectron Corp.*                                            46,185
     3,132  Symbol Technologies, Inc.                                   40,747
     1,336  Tektronix, Inc.*                                            28,858
     2,568  Thermo Electron Corp.*                                      53,979
     2,045  Waters Corp.*                                               59,571
                                                                --------------
                                                                       570,458
------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 0.8%
     2,317  B.J. Svcs. Co.*                                             86,563
     4,764  Baker Hughes, Inc.                                         159,927
     6,355  Halliburton Co.                                            146,165
     2,092  Nabors Industries, Inc.*                                    82,739
     2,008  Noble Corp.*                                                68,874
     1,317  Rowan Cos., Inc.                                            29,501
     8,249  Schlumberger Ltd.                                          392,405
     4,534  Transocean, Inc.*                                           99,612
                                                                --------------
                                                                     1,065,786
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

THE GUARDIAN S&P 500 INDEX FUND
Schedule of Investments (Continued)

------------------------------------------------------------------------------
Shares                                                                   Value
------------------------------------------------------------------------------
FOOD AND STAPLES RETAILING -- 3.8%
     5,902  Albertson's, Inc.                                   $      113,319
     6,425  Costco Wholesale Corp.*                                    235,155
     5,636  CVS Corp.                                                  157,977
    11,800  Kroger Co.*                                                196,824
     7,230  Safeway, Inc.*                                             147,926
     1,885  Supervalu, Inc.                                             40,188
     9,731  Sysco Corp.                                                292,319
    65,296  Wal-Mart Stores, Inc.                                    3,504,436
    14,630  Walgreen Co.                                               440,363
     2,010  Winn-Dixie Stores, Inc.                                     24,743
                                                                --------------
                                                                     5,153,250
------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.2%
     9,568  Archer-Daniels-Midland Co.                                 123,140
     6,069  Campbell Soup Co.                                          148,690
     7,728  ConAgra, Inc.                                              182,381
     5,346  General Mills, Inc.                                        253,454
     5,023  H.J. Heinz Co.                                             165,658
     1,960  Hershey Foods Corp.                                        136,534
     5,844  Kellogg Co.                                                200,858
     1,968  McCormick & Co., Inc.                                       53,530
    11,107  Sara Lee Corp.                                             208,923
     3,230  W.M. Wrigley Jr. Co.                                       181,623
                                                                --------------
                                                                     1,654,791
------------------------------------------------------------------------------
GAS UTILITIES -- 0.3%
     1,989  KeySpan Corp.                                               70,510
     1,648  Kinder Morgan, Inc.                                         90,063
       674  NICOR, Inc.                                                 25,012
     2,931  NiSource, Inc.                                              55,689
       527  Peoples Energy Corp.                                        22,603
     2,954  Sempra Energy                                               84,278
                                                                --------------
                                                                       348,155
------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT AND SUPPLIES -- 1.9%
     3,019  Applera Corp.-Applied Biosystems Group                      57,452
       755  Bausch & Lomb, Inc.                                         28,312
     8,470  Baxter Int'l., Inc.                                        220,220
     3,689  Becton Dickinson & Co., Inc.                               143,318
     3,846  Biomet, Inc.                                               110,226
     5,826  Boston Scientific Corp.*                                   355,969
       721  C.R. Bard, Inc.                                             51,414
     4,422  Guidant Corp.                                              196,293
    17,544  Medtronic, Inc.                                            841,586
       653  Millipore Corp.*                                            28,974
     2,433  St. Jude Medical, Inc.*                                    139,897
     2,817  Stryker Corp.                                              195,415
     2,817  Zimmer Hldgs., Inc.*                                       126,906
                                                                --------------
                                                                     2,495,982
------------------------------------------------------------------------------
HEALTH CARE PROVIDERS AND SERVICES -- 1.7%
     2,062  Aetna, Inc.                                                124,132
     1,527  AmerisourceBergen Corp.                                    105,897
     2,046  Anthem, Inc.*                                              157,849
     6,588  Cardinal Health, Inc.                                      423,608
     2,221  Cigna Corp.                                                104,254
     7,462  HCA, Inc.                                                  239,082
     3,671  Health Management Associates, Inc.                          67,730
     2,389  Humana, Inc.*                                               36,074
     4,249  IMS Health, Inc.                                            76,440
     1,456  Manor Care, Inc.*                                           36,415
     4,085  McKesson Corp.                                             145,998
     1,410  Quest Diagnostics, Inc.*                                    89,958
     1,646  Quintiles Transnational Corp.*                              23,357

------------------------------------------------------------------------------
Shares                                                                   Value
------------------------------------------------------------------------------
     6,941  Tenet Healthcare Corp.*                             $       80,863
     9,220  UnitedHealth Group                                         463,305
     2,138  Wellpoint Health Networks, Inc.*                           180,233
                                                                --------------
                                                                     2,355,195
------------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 1.2%
    10,732  Carnival Corp.                                             348,897
     2,575  Darden Restaurants, Inc.                                    48,873
     1,649  Harrah's Entertainment, Inc.*                               66,356
     5,226  Hilton Hotels Corp.                                         66,841
     1,339  Int'l. Game Technology                                     137,020
     3,443  Marriott Int'l., Inc.                                      132,280
    18,921  McDonald's Corp.                                           417,397
     5,426  Starbucks Corp.*                                           133,046
     4,141  Starwood Hotels & Resorts Worldwide, Inc.                  118,391
     1,623  Wendy's Int'l., Inc.                                        47,018
     4,234  Yum! Brands, Inc.*                                         125,157
                                                                --------------
                                                                     1,641,276
------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.5%
       800  American Greetings Corp.*                                   15,712
     1,127  Black & Decker Corp.                                        48,968
       842  Centex Corp.                                                65,499
     2,219  Fortune Brands, Inc.                                       115,832
       618  KB Home                                                     38,304
     2,782  Leggett & Platt, Inc.                                       57,031
     1,066  Maytag Corp.                                                26,032
     3,827  Newell Rubbermaid, Inc.                                    107,156
     1,023  Pulte Homes, Inc.                                           63,078
       811  Snap-On, Inc.                                               23,543
     1,228  Stanley Works                                               33,893
       786  Tupperware Corp.                                            11,287
       933  Whirlpool Corp.                                             59,432
                                                                --------------
                                                                       665,767
------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 2.0%
     3,390  Clorox Co.                                                 144,583
     8,248  Colgate-Palmolive Co.                                      477,972
     7,704  Kimberly-Clark Corp.                                       401,687
    18,742  Procter & Gamble Co.                                     1,671,411
                                                                --------------
                                                                     2,695,653
------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 4.1%
     5,709  3M Co.                                                     736,347
   146,341  General Electric Co.                                     4,197,060
     2,056  Textron, Inc.                                               80,225
    28,991  Tyco Int'l. Ltd.                                           550,249
                                                                --------------
                                                                     5,563,881
------------------------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 1.2%
     9,179  Automatic Data Processing, Inc.                            310,801
     2,428  Computer Sciences Corp.*                                    92,555
     7,400  Concord EFS, Inc.*                                         108,928
     2,482  Convergys Corp.*                                            39,712
     6,747  Electronic Data Systems Corp.                              144,723
    11,404  First Data Corp.                                           472,582
     2,689  Fiserv, Inc.*                                               95,755
     5,381  Paychex, Inc.                                              157,717
     1,910  Sabre Hldgs. Corp.                                          47,082
     3,991  SunGard Data Systems, Inc.*                                103,407
     4,516  Unisys Corp.*                                               55,456
                                                                --------------
                                                                     1,628,718
------------------------------------------------------------------------------
INSURANCE -- 4.4%
     4,286  ACE Ltd.                                                   146,967
     7,659  AFLAC, Inc.                                                235,514
    10,558  Allstate Corp.                                             376,393

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN S&P 500 INDEX FUND
Schedule of Investments (Continued)

------------------------------------------------------------------------------
Shares                                                                   Value
------------------------------------------------------------------------------
     1,504  Ambac Financial Group, Inc.                         $       99,640
    37,976  American Int'l. Group, Inc.                              2,095,516
     5,649  Aon Corp.                                                  136,028
     2,514  Chubb Corp.                                                150,840
     2,309  Cincinnati Financial Corp.                                  85,641
     4,261  Hartford Financial Svcs. Group, Inc.                       214,584
     2,226  Jefferson-Pilot Corp.                                       92,290
     4,288  John Hancock Financial Svcs., Inc.                         131,770
     2,766  Lincoln Nat'l. Corp.                                        98,552
     2,851  Loews Corp.                                                134,824
     7,934  Marsh & McLennan Cos., Inc.                                405,189
     2,115  MBIA, Inc.                                                 103,106
    10,421  MetLife, Inc.                                              295,123
     3,156  Progressive Corp.                                          230,704
     7,674  Prudential Financial, Inc.                                 258,230
     1,823  SAFECO Corp.                                                64,315
     3,133  St. Paul Cos., Inc.                                        114,386
     1,831  Torchmark Corp.                                             68,205
    15,308  Travelers Ppty. Casualty Corp.                             241,407
     3,475  UnumProvident Corp.                                         46,600
     1,913  XL Capital Ltd.                                            158,779
                                                                --------------
                                                                     5,984,603
------------------------------------------------------------------------------
INTERNET AND CATALOG RETAIL -- 0.4%
     4,746  eBay, Inc.*                                                494,438
------------------------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 0.2%
     9,061  Yahoo! Inc.*                                               296,838
------------------------------------------------------------------------------
LEISURE EQUIPMENT AND PRODUCTS -- 0.2%
     1,223  Brunswick Corp.                                             30,599
     4,324  Eastman Kodak Co.                                          118,261
     2,426  Hasbro, Inc.                                                42,431
     6,117  Mattel, Inc.                                               115,734
                                                                --------------
                                                                       307,025
------------------------------------------------------------------------------
MACHINERY -- 1.1%
     4,962  Caterpillar, Inc.                                          276,185
       841  Crane Co.                                                   19,032
       571  Cummins, Inc.                                               20,493
     2,085  Danaher Corp.                                              141,884
     3,371  Deere & Co.                                                154,055
     2,911  Dover Corp.                                                 87,214
       977  Eaton Corp.                                                 76,802
     4,354  Illinois Tool Works, Inc.                                  286,711
     2,311  Ingersoll-Rand Co.                                         109,357
     1,256  ITT Industries, Inc.                                        82,218
       832  Navistar Int'l. Corp.*                                      27,148
     1,645  PACCAR, Inc.                                               111,136
     1,735  Pall Corp.                                                  39,037
     1,682  Parker-Hannifin Corp.                                       70,627
                                                                --------------
                                                                     1,501,899
------------------------------------------------------------------------------
MEDIA -- 4.1%
    65,918  AOL Time Warner, Inc.*                                   1,060,621
     8,760  Clear Channel Comm., Inc.*                                 371,336
    33,774  Comcast Corp. -- Class A*                                1,019,299
     1,237  Dow Jones & Co., Inc.                                       53,228
     3,802  Gannett Co., Inc.                                          292,032
     5,651  Interpublic Group Cos., Inc.                                75,610
     1,337  Knight-Ridder, Inc.                                         92,160
     2,816  McGraw-Hill Cos., Inc.                                     174,592
       690  Meredith Corp.                                              30,360
     2,319  New York Times Co.                                         105,515
     2,732  Omnicom Group, Inc.                                        195,884
     4,358  Tribune Co.                                                210,491
     2,961  Univision Comm., Inc.*                                      90,014
    25,862  Viacom, Inc.*                                            1,129,135
    29,970  Walt Disney Co.                                            591,908
                                                                --------------
                                                                     5,492,185
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Shares                                                                   Value
------------------------------------------------------------------------------
METALS AND MINING -- 0.5%
    12,481  Alcoa, Inc.                                         $      318,265
     1,132  Allegheny Technologies, Inc.                                 7,471
     2,172  Freeport-McMoran Copper & Gold, Inc.                        53,214
     6,958  Newmont Mining Corp.                                       225,857
     1,128  Nucor Corp.                                                 55,103
     1,125  Phelps Dodge Corp.*                                         43,133
     1,246  United States Steel Corp.                                   20,397
     1,195  Worthington Industries, Inc.                                16,013
                                                                --------------
                                                                       739,453
------------------------------------------------------------------------------
MULTILINE RETAIL -- 1.1%
     1,561  Big Lots, Inc.*                                             23,477
     1,201  Dillards, Inc.                                              16,177
     4,737  Dollar General Corp.                                        86,498
     2,900  Family Dollar Stores, Inc.                                 110,635
     2,840  Federated Department Stores, Inc.                          104,654
     3,729  J.C. Penney Co., Inc.                                       62,834
     4,756  Kohl's Corp.*                                              244,363
     4,265  May Department Stores Co.                                   94,939
     1,837  Nordstrom, Inc.                                             35,858
     4,812  SearsRoebuck & Co.                                         161,876
    13,845  Target Corp.                                               523,895
                                                                --------------
                                                                     1,465,206
------------------------------------------------------------------------------
MULTI-UTILITIES AND UNREGULATED POWER -- 0.4%
     7,632  AES Corp.*                                                  48,463
     4,272  Calpine Corp.*                                              28,195
    12,644  Duke Energy Corp.                                          252,248
     4,647  Dynegy, Inc.*                                               19,517
    10,252  El Paso Corp.                                               82,836
     6,162  Mirant Corp.*                                               17,870
     7,802  Williams Cos., Inc.                                         61,636
                                                                --------------
                                                                       510,765
------------------------------------------------------------------------------
OFFICE ELECTRONICS -- 0.1%
     9,582  Xerox Corp.*                                               101,473
------------------------------------------------------------------------------
OIL AND GAS -- 4.9%
     1,272  Amerada Hess Corp.                                          62,557
     4,135  Anadarko Petroleum Corp.                                   183,884
     2,956  Apache Corp.                                               192,317
       966  Ashland, Inc.                                               29,637
     3,106  Burlington Resources, Inc.                                 167,941
    15,369  ChevronTexaco Corp.                                      1,109,642
     9,620  ConocoPhillips                                             527,176
     3,471  Devon Energy Corp.                                         185,351
     1,669  EOG Resources, Inc.                                         69,831
    99,745  Exxon Mobil Corp.                                        3,581,843
     1,350  Kerr-McGee Corp.                                            60,480
     4,449  Marathon Oil Corp.                                         117,231
     5,341  Occidental Petroleum Corp.                                 179,191
     1,169  Sunoco, Inc.                                                44,118
     3,244  Unocal Corp.                                                93,070
                                                                --------------
                                                                     6,604,269
------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.5%
       811  Boise Cascade Corp.                                         19,383
     4,933  Georgia-Pacific Corp.                                       93,480
     7,547  Int'l. Paper Co.                                           269,654
     1,413  Louisiana-Pacific Corp.*                                    15,317

--------------------------------------------------------------------------------
                                              See notes to financial statements.

THE GUARDIAN S&P 500 INDEX FUND
Schedule of Investments (Continued)

------------------------------------------------------------------------------
Shares                                                                   Value
------------------------------------------------------------------------------
     2,831  MeadWestvaco Corp.                                  $       69,926
     3,142  Weyerhaeuser Co.                                           169,668
                                                                --------------
                                                                       637,428
------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.5%
       801  Alberto-Culver Co.                                          40,931
     3,423  Avon Products, Inc.                                        212,911
    15,165  Gillette Co.                                               483,157
                                                                --------------
                                                                       736,999
------------------------------------------------------------------------------
PHARMACEUTICALS -- 9.6%
    23,002  Abbott Laboratories                                      1,006,568
     1,885  Allergan, Inc.                                             145,334
    28,177  Bristol-Myers Squibb Corp.                                 765,006
    16,238  Eli Lilly & Co.                                          1,119,935
     5,030  Forest Laboratories, Inc.*                                 275,392
    43,650  Johnson & Johnson                                        2,256,705
     3,608  King Pharmaceuticals, Inc.*                                 53,254
    32,517  Merck & Co., Inc.                                        1,968,904
   117,992  Pfizer, Inc.                                             4,029,427
    21,060  Schering-Plough Corp.                                      391,716
     1,463  Watson Pharmaceuticals, Inc.*                               59,061
    19,168  Wyeth                                                      873,102
                                                                --------------
                                                                    12,944,404
------------------------------------------------------------------------------
REAL ESTATE -- 0.4%
     1,354  Apartment Investment & Management Co.                       46,849
     6,439  Equity Office Pptys. Trust                                 173,917
     4,460  Equity Residential                                         115,737
     2,659  Plum Creek Timber Co., Inc.                                 69,001
     2,660  Simon Ppty. Group, Inc.                                    103,820
                                                                --------------
                                                                       509,324
------------------------------------------------------------------------------
ROAD AND RAIL -- 0.4%
     5,663  Burlington Northern Santa Fe                               161,056
     3,037  CSX Corp.                                                   91,383
     5,523  Norfolk Southern Corp.                                     106,042
     3,564  Union Pacific Corp.                                        206,783
                                                                --------------
                                                                       565,264
------------------------------------------------------------------------------
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 3.2%
     4,499  Advanced Micro Devices, Inc.*                               28,839
     5,686  Altera Corp.                                                93,250
     5,168  Analog Devices, Inc.*                                      179,950
    24,158  Applied Materials, Inc.*                                   383,146
     4,283  Applied Micro Circuits Corp.*                               25,912
     3,923  Broadcom Corp.*                                             97,722
    98,131  Intel Corp.                                              2,039,555
     2,641  KLA-Tencor Corp.*                                          122,780
     4,550  Linear Technology Corp.                                    146,555
     5,783  LSI Logic Corp.*                                            40,944
     5,737  Maxim Integrated Products, Inc.                            196,148
     8,530  Micron Technology, Inc.*                                    99,204
     2,484  National Semiconductor Corp.*                               48,984
     2,010  Novellus Systems, Inc.*                                     73,608
     2,246  NVIDIA Corp.*                                               51,680
     2,652  PMC-Sierra, Inc.*                                           31,108
     1,314  QLogic Corp.*                                               63,506
     2,493  Teradyne, Inc.*                                             43,154
    24,963  Texas Instruments, Inc.                                    439,349
     4,739  Xilinx, Inc.*                                              119,944
                                                                --------------
                                                                     4,325,338
------------------------------------------------------------------------------
SOFTWARE -- 4.6%
     3,464  Adobe Systems, Inc.                                        111,091
     1,611  Autodesk, Inc.                                              26,034
     3,499  BMC Software, Inc.*                                         57,139
     2,659  Citrix Systems, Inc.*                                       54,137

------------------------------------------------------------------------------
Shares                                                                   Value
------------------------------------------------------------------------------
     8,300  Computer Associates Int'l., Inc.                    $      184,924
     5,272  Compuware Corp.*                                            30,419
     1,900  Electronic Arts, Inc.*                                     140,581
     2,776  Intuit, Inc.*                                              123,615
     1,159  Mercury Interactive Corp.*                                  44,749
   158,344  Microsoft Corp.                                          4,055,190
     4,527  Novell, Inc.*                                               13,943
    80,487  Oracle Corp.*                                              967,454
     3,803  Parametric Technology Corp.*                                11,599
     4,507  PeopleSoft, Inc.*                                           79,278
     6,843  Siebel Systems, Inc.*                                       65,282
     2,100  Symantec Corp.*                                             92,106
     5,883  VERITAS Software Corp.*                                    168,666
                                                                --------------
                                                                     6,226,207
------------------------------------------------------------------------------
SPECIALTY RETAIL -- 2.3%
     4,489  AutoNation, Inc.*                                           70,567
     1,633  AutoZone, Inc.*                                            124,059
     4,093  Bed, Bath & Beyond, Inc.*                                  158,849
     4,479  Best Buy Co., Inc.*                                        196,718
     2,929  Circuit City Stores, Inc.                                   25,775
    34,067  Home Depot, Inc.                                         1,128,299
    12,053  Lowe's Cos., Inc.                                          517,676
     4,230  Office Depot, Inc.*                                         61,377
     2,665  RadioShack Corp.                                            70,116
     2,265  Sherwin-Williams Co.                                        60,883
     6,492  Staples, Inc.*                                             119,128
    12,190  The Gap, Inc.                                              228,685
     9,439  The Limited, Inc.                                          146,305
     2,083  Tiffany & Co.                                               68,073
     7,969  TJX Cos., Inc.                                             150,136
     2,834  Toys R Us, Inc.*                                            34,348
                                                                --------------
                                                                     3,160,994
------------------------------------------------------------------------------
TEXTILES, APPAREL AND LUXURY GOODS -- 0.3%
     2,039  Jones Apparel Group, Inc.*                                  59,661
     1,864  Liz Claiborne, Inc.                                         65,706
     3,766  NIKE, Inc.                                                 201,443
       649  Reebok Int'l. Ltd.*                                         21,826
     1,473  V.F. Corp.                                                  50,038
                                                                --------------
                                                                       398,674
------------------------------------------------------------------------------
THRIFTS AND MORTGAGE FINANCE -- 1.8%
     2,164  Countrywide Financial Corp.                                150,550
    10,026  Federal Home Loan Mortgage Corp.                           509,020
    14,537  Federal National Mortgage Assn                             980,375
     2,276  Golden West Financial Corp.                                182,103
     1,532  MGIC Investment Corp.                                       71,452
    13,818  Washington Mutual, Inc.                                    570,683
                                                                --------------
                                                                     2,464,183
------------------------------------------------------------------------------
TOBACCO -- 1.1%
    30,851  Altria Group, Inc.                                       1,401,869
     1,345  R.J. Reynolds Tobacco Hldgs., Inc.                          50,048
     2,362  UST, Inc.                                                   82,741
                                                                --------------
                                                                     1,534,658
------------------------------------------------------------------------------
TRADING COMPANIES AND DISTRIBUTORS -- 0.0%
     1,344  W.W. Grainger, Inc.                                         62,845
------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.5%
    38,322  AT & T Wireless Svcs., Inc.*                               314,624
    15,664  Nextel Comm., Inc.*                                        283,205
    14,547  Sprint Corp. (PCS Group)*                                   83,645
                                                                --------------
                                                                       681,474
------------------------------------------------------------------------------
            TOTAL COMMON STOCKS
              (COST $154,833,294)                                  131,834,994
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN S&P 500 INDEX FUND
Schedule of Investments (Continued)


U.S. GOVERNMENT -- 0.2%
Principal
Amount                                                                   Value
------------------------------------------------------------------------------
            U.S. Treasury Bill
$  250,000    1.01% due 9/4/2003 (1)
              (COST $249,549)                                   $      249,549
------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 2.1%
$2,831,000  State Street Bank and Trust Co.
            repurchase agreement,
            dated 6/30/2003, maturity
            value $2,831,087 at
            1.10%, due 7/1/2003 (2)
              (COST $2,831,000)                                 $    2,831,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.0%
  (COST $157,913,843)                                              134,915,543
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 0.0%                                              56,367
------------------------------------------------------------------------------
NET ASSETS -- 100%                                              $  134,971,910
------------------------------------------------------------------------------

 *  Non-income producing security.

(1) The U.S. Treasury Bill is segregated as collateral to cover margin requirements on open futures contracts.

(2) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.


PURCHASED FUTURES CONTRACTS
                                        Unrealized
Contracts   Description   Expiration  Depreciation
--------------------------------------------------
12         S&P 500 Index    9/2003    $    (58,622)
--------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /   The Guardian Baillie Gifford International Fund


COMMON STOCKS -- 100.0%
Shares                                                                    Value
-------------------------------------------------------------------------------
AUSTRALIA -- 4.1%
  BEVERAGES -- 0.5%
      108,300  Fosters Brewing Group                               $    306,143
  COMMERCIAL BANKS -- 1.7%
       38,600  Australia and NZ Banking Group Ltd.                      482,333
       24,832  National Australia Bank                                  558,561
  CONTAINERS AND PACKAGING -- 0.4%
       52,066  Amcor Ltd.                                               283,873
  FOOD AND STAPLES RETAILING -- 0.4%
       28,906  Woolworths Ltd.                                          243,000
  MEDIA -- 0.3%
       22,700  News Corp. Ltd.                                          170,709
  METALS AND MINING -- 0.6%
       70,506  BHP Billiton Ltd.                                        409,028
  OIL AND GAS -- 0.2%
       12,000  Woodside Petroleum Ltd.                                   99,751
                                                                   ------------
                                                                      2,553,398
-------------------------------------------------------------------------------
DENMARK -- 1.5%
  COMMERCIAL BANKS -- 1.5%
       48,045  Danske Bank AS                                           937,043
-------------------------------------------------------------------------------
FINLAND -- 3.2%
  COMMUNICATIONS EQUIPMENT -- 3.2%
      120,950  Nokia OYJ                                              1,995,021
-------------------------------------------------------------------------------
FRANCE -- 11.5%
  BEVERAGES -- 1.3%
        9,300  Pernod-Ricard S.A.                                       831,182
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.5%
       37,820  France Telecom S.A.*                                     929,213
  HEALTH CARE EQUIPMENT AND SUPPLIES -- 1.0%
       14,800  Essilor Int'l. S.A.                                      597,192
  OIL AND GAS -- 2.7%
       11,330  Total S.A.                                             1,715,055
  PERSONAL PRODUCTS -- 1.6%
       14,580  L'Oreal S.A.                                           1,029,718
  PHARMACEUTICALS -- 2.1%
       22,910  Sanofi-Synthelabo S.A.                                 1,343,964
  WIRELESS TELECOMMUNICATION SERVICES -- 1.3%
       91,800  Orange S.A.*                                             816,234
                                                                   ------------
                                                                      7,262,558
-------------------------------------------------------------------------------
GERMANY -- 4.9%
  DIVERSIFIED FINANCIAL SERVICES -- 1.3%
       14,980  Deutsche Boerse AG                                       794,854
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.7%
       27,330  Deutsche Telekom AG*                                     417,789
  HEALTH CARE PROVIDERS AND SERVICES -- 0.6%
        9,400  Celesio AG                                               369,999
  SOFTWARE -- 1.5%
        8,240  SAP AG                                                   973,397
  TEXTILES, APPAREL AND LUXURY GOODS -- 0.8%
        5,980  Adidas-Salomon AG                                        512,242
                                                                   ------------
                                                                      3,068,281
-------------------------------------------------------------------------------
HONG KONG -- 0.8%
  COMPUTERS AND PERIPHERALS -- 0.1%
      188,000  Legend Group Ltd.                                         62,682
  REAL ESTATE -- 0.7%
       72,000  Cheung Kong Hldgs. Ltd.                                  432,102
                                                                   ------------
                                                                        494,784
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
IRELAND -- 3.3%
  AIRLINES -- 0.9%
       80,570  Ryanair Hldgs. PLC*                                 $    581,076
  COMMERCIAL BANKS -- 1.2%
       51,570  Allied Irish Banks                                       776,478
  CONSTRUCTION MATERIALS -- 1.2%
       47,400  CRH PLC                                                  744,224
                                                                   ------------
                                                                      2,101,778
-------------------------------------------------------------------------------
ISRAEL -- 0.5%
  PHARMACEUTICALS -- 0.5%
        5,500  Teva Pharmaceutical Inds. Ltd. ADR                       313,115
-------------------------------------------------------------------------------
ITALY -- 2.8%
  INSURANCE -- 0.9%
       35,450  Riunione Adriatica di Sicurta SPA                        538,656
  OIL AND GAS -- 1.9%
       80,540  ENI SPA                                                1,220,084
                                                                   ------------
                                                                      1,758,740
-------------------------------------------------------------------------------
JAPAN -- 19.4%
  AUTO COMPONENTS -- 1.2%
       53,000  Bridgestone Corp.                                        720,788
  AUTOMOBILES -- 0.9%
       22,400  Toyota Motor Corp.                                       581,236
  BUILDING PRODUCTS -- 1.7%
      110,000  Asahi Glass Co.                                          683,743
       25,000  Tostem Inax Hldg. Corp.                                  360,852
  CHEMICALS -- 1.3%
       14,600  Shin-Etsu Chemical Co. Ltd.                              499,437
       98,000  Sumitomo Chemical                                        308,256
  COMMERCIAL BANKS -- 0.3%
          140  UFJ Hldgs., Inc.*                                        205,582
  DIVERSIFIED FINANCIAL SERVICES -- 1.3%
        7,900  JAFCO Co. Ltd.                                           448,208
        9,800  Promise Co.                                              367,127
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.7%
          106  Nippon Tele. & Tel. Corp.                                416,553
  ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 1.5%
        2,800  Keyence Corp.                                            513,954
        7,200  Kyocera Corp.                                            412,699
  HOUSEHOLD PRODUCTS -- 1.0%
       35,000  Kao Corp.                                                652,664
  INSURANCE -- 0.6%
       86,000  Mitsui Sumitomo Insurance Co.                            399,666
  LEISURE EQUIPMENT AND PRODUCTS -- 1.6%
       90,000  Konica Corp.                                           1,026,490
  OFFICE ELECTRONICS -- 2.1%
       53,000  Brother Industries Ltd.                                  367,027
       21,000  Canon, Inc.                                              965,416
  PHARMACEUTICALS -- 1.1%
       19,300  Takeda Chemical Industries Ltd.                          713,354
  ROAD AND RAIL -- 0.9%
          123  East Japan Railway                                       548,012
  SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 1.1%
        6,300  Rohm Co. Ltd.                                            688,056
  TRADING COMPANIES AND DISTRIBUTORS -- 0.9%
      114,000  Mitsui & Co. Ltd.                                        572,592
  WIRELESS TELECOMMUNICATION SERVICES -- 1.2%
          360  NTT DoCoMo, Inc.                                         780,944
                                                                   ------------
                                                                     12,232,656
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
Schedule of Investments (Continued)

-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
MEXICO -- 0.4%
  COMMERCIAL BANKS -- 0.4%
      299,100  Grupo Fin. BBVA Bancomer S.A. de C.V.*              $    252,744
-------------------------------------------------------------------------------
NETHERLANDS -- 1.6%
  MEDIA -- 1.6%
       31,660  Ver Ned Uitgevers                                        977,066
-------------------------------------------------------------------------------
NEW ZEALAND -- 0.3%
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.3%
       59,700  Telecom. Corp. of New Zealand                            183,552
-------------------------------------------------------------------------------
PEOPLE'S REPUBLIC OF CHINA -- 0.7%
  OIL AND GAS -- 0.7%
      289,000  CNOOC Ltd.                                               422,485
-------------------------------------------------------------------------------
PORTUGAL -- 1.6%
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.3%
       25,065  Portugal Telecom. SGPS S.A.                              179,906
  TRANSPORTATION INFRASTRUCTURE -- 1.3%
      149,410  Brisa-Auto Estradas de Portugal S.A.                     842,108
                                                                   ------------
                                                                      1,022,014
-------------------------------------------------------------------------------
RUSSIA -- 0.7%
  OIL AND GAS -- 0.7%
        5,750  LUKOIL ADR                                               454,825
-------------------------------------------------------------------------------
SINGAPORE -- 0.4%
  ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.4%
       27,000  Venture Corp. Ltd.                                       246,883
-------------------------------------------------------------------------------
SOUTH AFRICA -- 0.3%
  METALS AND MINING -- 0.3%
        6,800  Anglo American Platinum Corp.                            214,856
-------------------------------------------------------------------------------
SOUTH KOREA -- 1.0%
  TOBACCO -- 0.4%
       33,400  K T & G Corp. GDR+                                       275,550
  WIRELESS TELECOMMUNICATION SERVICES -- 0.6%
       18,000  SK Telecom Co. Ltd. ADR                                  339,480
                                                                   ------------
                                                                        615,030
-------------------------------------------------------------------------------
SPAIN -- 2.5%
  COMMERCIAL BANKS -- 1.2%
       14,900  Banco Popular Espanol S.A.                               754,104
  TOBACCO -- 1.3%
       32,520  Altadis S.A.                                             834,905
                                                                   ------------
                                                                      1,589,009
-------------------------------------------------------------------------------
SWEDEN -- 2.7%
  COMMUNICATIONS EQUIPMENT -- 1.3%
      739,880  LM Ericsson                                              795,848
  MACHINERY -- 1.4%
       37,610  Atlas Copco AB                                           884,366
                                                                   ------------
                                                                      1,680,214
-------------------------------------------------------------------------------
SWITZERLAND -- 6.7%
  COMMERCIAL BANKS -- 0.6%
        7,066  UBS AG                                                   393,920
  COMMERCIAL SERVICES AND SUPPLIES -- 0.6%
        9,630  Adecco S.A.                                              397,569
  CONSTRUCTION MATERIALS -- 0.8%
       13,080  Holcim Ltd.                                              484,355
  FOOD PRODUCTS -- 1.2%
        3,840  Nestle S.A.                                              794,081
  INSURANCE -- 1.5%
       16,697  Swiss Reinsurance                                        927,131
  PHARMACEUTICALS -- 2.0%
       31,270  Novartis AG                                            1,240,065
                                                                   ------------
                                                                      4,237,121
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
UNITED KINGDOM -- 29.1%
  BEVERAGES -- 1.6%
       92,000  Diageo PLC                                          $    983,873
  COMMERCIAL BANKS -- 7.0%
      128,800  Barclays PLC                                             958,021
       41,325  HBOS PLC                                                 535,862
       92,000  HSBC Hldgs                                             1,088,799
       95,000  Lloyds TSB Group PLC                                     675,602
       40,064  Royal Bank of Scotland                                 1,125,771
  CONSTRUCTION MATERIALS -- 0.4%
       49,000  Hanson PLC                                               273,551
  HOTELS, RESTAURANTS AND LEISURE -- 0.9%
       13,900  Carnival PLC                                             422,975
       28,678  Compass Group                                            154,886
  INSURANCE -- 0.8%
       45,000  Aviva PLC                                                312,956
       28,000  Prudential Corp.                                         169,852
  MEDIA -- 1.5%
       45,000  British Sky Broadcasting Group*                          499,465
       40,400  Elsevier NV                                              477,248
  MULTILINE RETAIL -- 0.7%
       27,000  Next PLC                                                 458,110
  OIL AND GAS -- 3.2%
       97,000  BG Group PLC                                             430,490
      155,000  BP Amoco PLC                                           1,076,679
       76,000  Shell Transport & Trading                                502,482
  PHARMACEUTICALS -- 5.0%
       19,300  Astrazeneca                                              775,194
      118,502  GlaxoSmithKline PLC                                    2,395,515
  SOFTWARE -- 0.4%
       85,000  Sage Group                                               227,604
  TOBACCO -- 3.9%
       61,000  British American Tobacco PLC                             693,185
       97,000  Imperial Tobacco                                       1,736,389
  WIRELESS TELECOMMUNICATION SERVICES -- 3.7%
    1,191,650  Vodafone Group                                         2,334,070
                                                                   ------------
                                                                     18,308,579
-------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
                 (COST $61,962,439)                                  62,921,752
-------------------------------------------------------------------------------

PREFERRED STOCKS -- 1.4%
BRAZIL -- 0.4%
  OIL AND GAS -- 0.4%
       14,800  Petroleo Brasileiro S.A. ADR                        $    262,848
-------------------------------------------------------------------------------
GERMANY -- 1.0%
  AUTOMOBILES -- 1.0%
        1,503  Porsche AG                                               637,937
-------------------------------------------------------------------------------
               TOTAL PREFERRED STOCKS
                 (COST $772,804)                                        900,785
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
Schedule of Investments (Continued)


CONVERTIBLE BOND -- 0.3%
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
JAPAN -- 0.3%
  COMMERCIAL BANKS -- 0.3%
$  21,000,000  SMFG Finance
                 2.25% due 7/11/2005
                 (COST $131,448)                                   $    162,947
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 101.7%
  (COST $62,866,691)                                                 63,985,484
LIABILITIES IN EXCESS OF CASH, RECEIVABLES
  AND OTHER ASSETS -- (1.7)%                                         (1,080,974)
-------------------------------------------------------------------------------
NET ASSETS -- 100%                                                 $ 62,904,510
-------------------------------------------------------------------------------

* Non-income producing security.

+ Rule 144A restricted security.

GLOSSARY OF TERMS:
    ADR -- American Depositary Receipt.
    GDR -- Global Depositary Receipt.

--------------------------------------------------------------------------------
See notes to financial statements.

/ /   The Guardian Baillie Gifford Emerging Markets Fund


COMMON STOCKS -- 92.4%
Shares                                                                   Value
------------------------------------------------------------------------------
ARGENTINA -- 0.1%
  DISTRIBUTORS -- 0.1%
       11,480  Imp. Y Exp. Patagonia*                              $    40,854
------------------------------------------------------------------------------
BRAZIL -- 6.2%
  BEVERAGES -- 1.4%
       37,000  Comp. de Bebidas das Americas ADR                       752,950
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.8%
       79,500  Telecom. Norte Leste Participacoes ADR                  928,560
  METALS AND MINING -- 1.4%
       20,600  Comp. Siderurgica Nacional S.A. ADR                     511,086
        8,300  Comp. Vale Do Rio Doce ADR                              246,178
  OIL AND GAS -- 0.9%
       25,000  Petroleo Brasileiro S.A. ADR                            494,000
  PAPER AND FOREST PRODUCTS -- 0.7%
       17,800  Votorantim Celulose e Papel S.A. ADR                    344,252
                                                                   -----------
                                                                     3,277,026
------------------------------------------------------------------------------
CHILE -- 1.2%
  COMMERCIAL BANKS -- 0.6%
       14,296  Banco Santander Chile ADR                               291,782
  METALS AND MINING -- 0.6%
       32,940  Antofagasta Hldgs.                                      334,846
                                                                   -----------
                                                                       626,628
------------------------------------------------------------------------------
CROATIA -- 1.1%
  PHARMACEUTICALS -- 1.1%
       42,215  Pliva d.d. GDR                                          584,678
------------------------------------------------------------------------------
ESTONIA -- 0.9%
  COMMERCIAL BANKS -- 0.9%
       23,000  Hansabank Ltd.                                          472,235
------------------------------------------------------------------------------
HONG KONG -- 2.0%
  INTERNET SOFTWARE AND SERVICES -- 0.5%
      900,000  Tom.Com Ltd.*                                           271,218
  REAL ESTATE -- 0.6%
    3,000,000  China Overseas Land & Invest. Ltd.                      323,154
  WIRELESS TELECOMMUNICATION SERVICES -- 0.9%
      210,000  China Mobile (Hong Kong) Ltd.                           495,502
                                                                   -----------
                                                                     1,089,874
------------------------------------------------------------------------------
HUNGARY -- 0.2%
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.2%
       38,050  Matav RT                                                130,255
------------------------------------------------------------------------------
INDIA -- 4.1%
  COMMERCIAL BANKS -- 3.0%
      121,200  ICICI Bank Ltd. ADR                                     881,124
       34,400  State Bank of India GDR                                 705,200
  METALS AND MINING -- 1.1%
       37,000  Hindalco Inds. Ltd. GDR+                                596,810
                                                                   -----------
                                                                     2,183,134
------------------------------------------------------------------------------
INDONESIA -- 2.2%
  FOOD PRODUCTS -- 0.2%
      599,000  Astra Agro Lestari                                      101,648
  INDUSTRIAL CONGLOMERATES -- 1.0%
    1,282,423  Astra Int'l.*                                           555,717
  MULTILINE RETAIL -- 0.4%
      600,000  Ramayana Lestari Sentosa                                234,545
  TOBACCO -- 0.6%
      600,500  H M Sampoerna                                           302,070
                                                                   -----------
                                                                     1,193,980
------------------------------------------------------------------------------
ISRAEL -- 5.3%
  COMMERCIAL BANKS -- 0.8%
      215,000  Bank Hapoalim Ltd.*                                     456,347

------------------------------------------------------------------------------
Shares                                                                   Value
------------------------------------------------------------------------------
  INTERNET SOFTWARE AND SERVICES -- 1.4%
       37,400  Check Point Software Technologies Ltd.*             $   731,170
  PHARMACEUTICALS -- 3.1%
       29,000  Teva Pharmaceutical Inds. Ltd. ADR                    1,650,970
                                                                   -----------
                                                                     2,838,487
------------------------------------------------------------------------------
MALAYSIA -- 4.1%
  AUTOMOBILES -- 0.9%
      215,000  Perusahaan Otomobil Nasional Berhad                     458,289
  CONSTRUCTION AND ENGINEERING -- 0.5%
      278,000  Road Builder (M) Hldgs. Berhad                          257,516
  HOTELS, RESTAURANTS AND LEISURE -- 1.8%
      186,000  Genting Berhad                                          734,210
       93,000  Tanjong PLC                                             244,737
  TOBACCO -- 0.9%
       48,000  British American Tobacco Malaysia Berhad                492,632
                                                                   -----------
                                                                     2,187,384
------------------------------------------------------------------------------
MEXICO -- 9.6%
  BEVERAGES -- 0.8%
      180,190  Grupo Modelo S.A.                                       410,405
  COMMERCIAL BANKS -- 1.9%
       98,200  Grupo Fin. Banorte S.A. de C.V.                         277,229
      874,200  Grupo Fin. BBVA Bancomer S.A. de C.V.*                  738,713
  CONSTRUCTION AND ENGINEERING -- 0.5%
      150,000  Consorcio Ara S.A. de C.V.*                             297,861
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.1%
      271,000  Grupo Carso Global Telecom.*                            344,407
       25,000  Telefonos de Mexico S.A. ADR                            785,500
  MEDIA -- 0.9%
       76,000  TV Azteca S.A. de C.V. ADR                              494,000
  MULTILINE RETAIL -- 1.4%
      269,270  Wal-Mart de Mexico S.A. de C.V.                         724,100
  TRANSPORTATION INFRASTRUCTURE -- 0.4%
       14,400  Grupo Aeroportuario del Sureste S.A. de C.V. ADR        210,672
  WIRELESS TELECOMMUNICATION SERVICES -- 1.6%
       35,800  America Movil S.A. de C.V. ADR                          671,250
      191,000  America Telecom S.A. de C.V.*                           179,128
                                                                   -----------
                                                                     5,133,265
------------------------------------------------------------------------------
PEOPLE'S REPUBLIC OF CHINA -- 7.3%
  AIRLINES -- 0.3%
      668,000  China Southern Airlines Co. Ltd.*                       175,606
  METALS AND MINING -- 2.3%
    2,060,000  Aluminum Corp. of China Ltd.                            459,647
    1,835,000  Jiangxi Copper Co. Ltd.                                 284,728
      958,000  Yanzhou Coal Mining                                     445,330
  OIL AND GAS -- 3.9%
      568,000  CNOOC Ltd.                                              830,351
    4,158,000  PetroChina Co. Ltd.                                   1,253,028
  REAL ESTATE -- 0.3%
    1,250,000  Beijing North Star Co. Ltd.                             166,706
  TRANSPORTATION INFRASTRUCTURE -- 0.5%
      660,000  Zhejiang Expressway Co. Ltd                             272,949
                                                                   -----------
                                                                     3,888,345
------------------------------------------------------------------------------
PERU -- 0.5%
  METALS AND MINING -- 0.5%
        8,400  Comp. de Minas Buenaventura S.A. ADR                    252,756
------------------------------------------------------------------------------
RUSSIA -- 6.2%
  METALS AND MINING -- 1.2%
       17,500  JSC MMC Norilsk Nickel ADR                              609,000

--------------------------------------------------------------------------------
                                              See notes to financial statements.

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
Schedule of Investments (Continued)

------------------------------------------------------------------------------
Shares                                                                   Value
------------------------------------------------------------------------------
OIL AND GAS -- 5.0%
       14,800  LUKOIL ADR                                          $ 1,170,680
       21,052  OAO Gazprom ADR                                         395,778
       19,975  YUKOS Corp. ADR                                       1,111,609
                                                                   -----------
                                                                     3,287,067
------------------------------------------------------------------------------
SOUTH AFRICA -- 9.5%
  COMMERCIAL BANKS -- 3.1%
       88,900  Nedcor Ltd.                                           1,063,000
      126,000  Standard Bank Group Ltd.                                552,144
  METALS AND MINING -- 4.6%
       37,035  Anglo American Platinum Corp.                         1,170,177
       21,978  Anglovaal Mining Ltd.*                                  117,451
      291,905  Kumba Resources Ltd.                                  1,173,860
  OIL AND GAS -- 1.8%
       87,100  Sasol Ltd.                                              972,238
                                                                   -----------
                                                                     5,048,870
------------------------------------------------------------------------------
SOUTH KOREA -- 18.7%
  AUTO COMPONENTS -- 0.7%
      240,000  Hyundai Autonet Co. Ltd.                                384,763
  CHEMICALS -- 1.7%
       19,000  Cheil Industries, Inc.                                  262,453
       59,739  Hyosung Corp.                                           645,151
  CONSTRUCTION AND ENGINEERING -- 2.0%
       28,100  Daelim Industrial Co. Ltd.                              489,309
       82,230  Hyundai Development Co.                                 547,971
  MEDIA -- 1.0%
        5,300  Cheil Comms., Inc.                                      521,348
  METALS AND MINING -- 1.2%
      142,200  Dongkuk Steel Mill Co. Ltd.                             622,609
  PHARMACEUTICALS -- 0.6%
       14,000  Jeil Pharmaceutical Co.                                 293,010
  SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 4.9%
       13,850  Samsung Electronics Co. Ltd GDR+                      2,060,188
        1,900  Samsung Electronics Co. Ltd.                            564,671
  TOBACCO -- 1.8%
      117,400  K T & G Corp. GDR+                                      968,550
  TRADING COMPANIES AND DISTRIBUTORS -- 1.9%
      170,200  Samsung Corp.                                         1,017,353
  WIRELESS TELECOMMUNICATION SERVICES -- 2.9%
        2,200  SK Telecom Co. Ltd.                                     375,722
       63,000  SK Telecom Co. Ltd. ADR                               1,188,180
                                                                   -----------
                                                                     9,941,278
------------------------------------------------------------------------------
TAIWAN -- 9.4%
  AIRLINES -- 0.5%
      650,000  China Airlines                                          252,600
  CONSTRUCTION AND ENGINEERING -- 0.8%
      667,000  CTCI Corp.                                              431,690
  DIVERSIFIED FINANCIAL SERVICES -- 2.1%
    1,280,000  China Development Financial Hldg. Corp.*                488,182
    1,715,000  SinoPac Hldgs.                                          626,835
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.2%
       67,000  Chunghwa Telecom Co. Ltd.                                98,729
  ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 1.8%
       68,300  Au Optronics Corp. ADR                                  472,636
       63,040  Hon Hai Precision Inds. Co. Ltd. GDR                    475,952
  FOOD PRODUCTS -- 0.2%
      275,000  Lian Hwa Foods Corp.                                     83,827
  MULTILINE RETAIL -- 0.5%
    1,261,000  Far Eastern Dept. Stores Ltd.                           291,477
  SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 2.1%
      684,400  Taiwan Semiconductor Mfg. Co. Ltd.*                   1,127,154
  TRADING COMPANIES AND DISTRIBUTORS -- 0.5%
      372,000  Test-Rite Int'l. Co. Ltd.                               238,613

------------------------------------------------------------------------------
Shares                                                                   Value
------------------------------------------------------------------------------
  WIRELESS TELECOMMUNICATION SERVICES -- 0.7%
      535,000  Taiwan Cellular Corp.*                              $   387,995
                                                                   -----------
                                                                     4,975,690
------------------------------------------------------------------------------
THAILAND -- 2.8%
  CONSTRUCTION MATERIALS -- 1.2%
      167,000  The Siam Cement Public Co. Ltd.                         666,889
  MEDIA -- 0.5%
       42,400  BEC World Public Co. Ltd.                               241,883
  REAL ESTATE -- 1.1%
    2,575,000  Land & Houses Public Co. Ltd.                           581,471
                                                                   -----------
                                                                     1,490,243
------------------------------------------------------------------------------
TURKEY -- 1.0%
  INDUSTRIAL CONGLOMERATES -- 0.5%
   28,368,000  Koc Hldg. A.S.*                                         247,982
  WIRELESS TELECOMMUNICATION SERVICES -- 0.5%
   41,000,000  Turkcell Iletisim Hizmetleri A.S.*                      274,586
                                                                   -----------
                                                                       522,568
------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
                 (COST $44,021,737)                                 49,164,617
------------------------------------------------------------------------------

PREFERRED STOCKS -- 4.4%
BRAZIL -- 4.4%
  COMMERCIAL BANKS -- 1.6%
    1,080,568  Itausa-Investimentos Itau S.A.                      $   850,246
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.4%
    1,719,000  Celular CRT Participacoes S.A.                          203,791
  FOOD PRODUCTS -- 0.0%
    4,700,000  Comp. Lorenz S.A.*                                            0
  METALS AND MINING -- 0.7%
       13,000  Comp. Vale Do Rio Doce                                  355,971
  OIL AND GAS -- 1.7%
       51,900  Petroleo Brasileiro S.A. ADR                            921,744
------------------------------------------------------------------------------
               TOTAL PREFERRED STOCKS
                 (COST $2,214,534)                                   2,331,752
------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 1.8%
Principal
Amount                                                                   Value
------------------------------------------------------------------------------
$     967,000  State Street Bank and Trust Co.
               repurchase agreement,
               dated 6/30/2003, maturity
               value $967,009 at
               0.35%, due 7/1/2003 (1)
                 (COST $967,000)                                   $   967,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.6%
  (COST $47,203,271)                                                52,463,369
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 1.4%                                             735,327
------------------------------------------------------------------------------
NET ASSETS -- 100%                                                 $53,198,696
------------------------------------------------------------------------------

 *  Non-income producing security.

 +  Rule 144A restricted security.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

GLOSSARY OF TERMS:
    ADR -- American Depositary Receipt.
    GDR -- Global Depositary Receipt.

--------------------------------------------------------------------------------
See notes to financial statements.

/ /   The Guardian Investment Quality Bond Fund


ASSET BACKED -- 9.8%
Principal
Amount                                                           Value
----------------------------------------------------------------------
                        Aesop Funding II LLC
                          2003-2A A3
$      1,280,000          3.61% due 6/20/2009+            $  1,306,402
                          2002-1A A1
         900,000          3.85% due 10/20/2006+                934,125
       2,550,000        Ameriquest Mtg. Secs., Inc.
                          2003-5 A3
                          3.027% due 7/25/2033               2,583,384
         132,909        Amresco
                          1997-1 MIF
                          7.42% due 3/25/2027                  132,741
       2,000,000        California Infrastructure SCE
                          1997-1 A7
                          6.42% due 12/26/2009               2,284,901
       2,320,000        Centex Home Equity Loan Tr.
                          2003-A AF4
                          3.75% due 12/25/2031               2,358,677
       2,542,000        Citibank Credit Card Issuance
                          Tr.
                          2000-A1 A1
                          6.90% due 10/15/2007               2,827,987
       1,700,000        CNH Equipment Tr.
                          2003-A A4B
                          2.57% due 9/15/2009                1,701,125
       2,400,000        Navistar Financial Corp. Owner
                          Tr.
                          2003-A A4
                          2.24% due 11/15/2009               2,397,066
       1,700,000        Residential Asset Sec. Corp.
                          2000-KS5 AI5
                          7.615% due 12/25/2031              1,844,038
       1,752,800        Residential Funding Mtg. Sec. II
                          2002-HS2 A3
                          4.44% due 3/25/2017                1,758,921
       1,900,000        Vanderbilt Acquisition Loan Tr.
                          2002-1 A3
                          5.70% due 9/7/2023                 2,014,270
----------------------------------------------------------------------
                        TOTAL ASSET BACKED
                          (COST $21,647,186)                22,143,637
----------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATION -- 2.5%
$      2,150,000        FHLMC
                          H006 A2
                          2.837% due 2/15/2010            $  2,166,942
       1,200,000        FNMA
                          2001-64 QG
                          6.00% due 3/25/2030                1,252,261
       2,304,100        Washington Mutual
                          2002-AR4 A7
                          5.551% due 4/26/2032               2,341,622
----------------------------------------------------------------------
                        TOTAL COLLATERALIZED MORTGAGE
                          OBLIGATION
                          (COST $5,745,917)                  5,760,825
----------------------------------------------------------------------

COMMERCIAL MORTGAGE BACKED -- 3.4%
                        Bear Stearns Comm'l. Mtg. Sec.,
                          Inc.
                          2003-Top10 A2
$      2,400,000          4.74% due 3/13/2040             $  2,508,224
                          2002-Top8 A1
         962,135          4.06% due 8/15/2038                1,001,467

----------------------------------------------------------------------
Principal
Amount                                                           Value
----------------------------------------------------------------------
                        LB-UBS Comm'l. Mtg. Tr.
                          2004-C4 A2
$      1,220,000          7.37% due 8/15/2026             $  1,482,174
                          2001-C7 A5
       2,431,000          6.133% due 12/15/2030              2,787,790
----------------------------------------------------------------------
                        TOTAL COMMERCIAL MORTGAGE BACKED
                          (COST $7,313,594)                  7,779,655
----------------------------------------------------------------------

CORPORATE BONDS -- 28.1%
AEROSPACE AND DEFENSE -- 0.4%
$        300,000        Lockheed Martin Corp.
                          8.50% due 12/1/2029             $    407,758
         100,000        Northrop Grumman Corp.
                          7.125% due 2/15/2011                 119,792
         250,000        TRW, Inc.
                          7.75% due 6/1/2029                   319,307
                                                          ------------
                                                               846,857
----------------------------------------------------------------------
AIRLINES -- 0.4%
         800,000        Delta Air Lines, Inc.
                          6.417% due 7/2/2012                  865,524
----------------------------------------------------------------------
AUTOMOTIVE -- 0.4%
         500,000        DaimlerChrysler NA Hldg.
                          4.05% due 6/4/2008                   495,157
         450,000        Ford Motor Co.
                          7.45% due 7/16/2031                  412,229
                                                          ------------
                                                               907,386
----------------------------------------------------------------------
BUILDING MATERIALS -- 0.1%
         250,000        Masco Corp.
                          6.50% due 8/15/2032                  277,471
----------------------------------------------------------------------
CHEMICALS -- 0.2%
         400,000        Potash Corp.
                          4.875% due 3/1/2013                  411,624
----------------------------------------------------------------------
ENERGY -- 1.7%
         850,000        Devon Energy Corp.
                          7.95% due 4/15/2032                1,094,105
         350,000        Husky Energy, Inc.
                          6.25% due 6/15/2012                  393,334
         500,000        Pride Int'l., Inc.
                          9.375% due 5/1/2007                  516,250
         400,000        Transocean, Inc.
                          7.50% due 4/15/2031                  492,600
         350,000        Western Oil Sands, Inc.
                          8.375% due 5/1/2012                  390,250
       1,000,000        XTO Energy, Inc.
                          6.25% due 4/15/2013+               1,062,500
                                                          ------------
                                                             3,949,039
----------------------------------------------------------------------
ENERGY-REFINING -- 0.5%
         850,000        Tosco Corp.
                          8.125% due 2/15/2030               1,139,207
----------------------------------------------------------------------
ENTERTAINMENT -- 0.6%
       1,200,000        Time Warner Cos., Inc.
                          7.57% due 2/1/2024                 1,358,232
----------------------------------------------------------------------
ENVIRONMENTAL -- 0.6%
       1,200,000        Waste Management, Inc.
                          7.375% due 8/1/2010                1,439,912
----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

THE GUARDIAN INVESTMENT QUALITY BOND FUND
Schedule of Investments (Continued)

----------------------------------------------------------------------
Principal
Amount                                                           Value
----------------------------------------------------------------------
FINANCE COMPANIES -- 1.2%
$        700,000        Ford Motor Credit Co.
                          7.60% due 8/1/2005              $    751,582
         500,000        General Electric Capital Corp.
                          5.45% due 1/15/2013                  541,571
                        General Motors Acceptance Corp.
         500,000          6.125% due 9/15/2006                 526,402
         135,000          8.00% due 11/1/2031                  132,457
                        Household Finance Corp.
         400,000          6.375% due 11/27/2012                455,650
         350,000          7.875% due 3/1/2007                  412,517
                                                          ------------
                                                             2,820,179
----------------------------------------------------------------------
FINANCIAL -- 1.1%
         650,000        Bear Stearns Cos., Inc.
                          5.70% due 11/15/2014                 720,440
         800,000        Goldman Sachs Group, Inc.
                          5.70% due 9/1/2012                   878,903
         400,000        Lehman Brothers Hldgs., Inc.
                          6.625% due 1/18/2012                 468,951
         400,000        Morgan Stanley
                          6.60% due 4/1/2012                   462,154
                                                          ------------
                                                             2,530,448
----------------------------------------------------------------------
FINANCIAL-BANKS -- 1.9%
         425,000        Bank America Corp.
                          4.875% due 9/15/2012                 448,531
         200,000        BB&T Corp.
                          6.50% due 8/1/2011                   234,568
         750,000        Citigroup, Inc.
                          5.625% due 8/27/2012                 826,304
         300,000        City National Corp.
                          5.125% due 2/15/2013                 308,723
         150,000        J.P. Morgan Chase & Co.
                          5.75% due 1/2/2013                   163,992
         250,000        MBNA America Bank Nat'l.
                          7.125% due 11/15/2012                292,878
         200,000        Regions Financial Corp.
                          6.375% due 5/15/2012                 231,271
         500,000        Sovereign Bank
                          5.125% due 3/15/2013                 516,366
         150,000        Synovus Financial Corp.
                          4.875% due 2/15/2013+                157,166
       1,025,000        Wells Fargo Bank NA
                          6.45% due 2/1/2011                 1,208,503
                                                          ------------
                                                             4,388,302
----------------------------------------------------------------------
FOOD AND BEVERAGE -- 1.3%
         650,000        Coca-Cola Bottling Co.
                          5.00% due 11/15/2012                 678,118
         300,000        General Mills, Inc.
                          6.00% due 2/15/2012                  338,688
                        Kellogg Co.
       1,000,000          2.875% due 6/1/2008                  992,964
         300,000          6.60% due 4/1/2011                   351,819
         500,000        Kraft Foods, Inc.
                          6.25% due 6/1/2012                   565,590
                                                          ------------
                                                             2,927,179
----------------------------------------------------------------------
GAMING -- 0.4%
         750,000        Int'l. Game Technology
                          8.375% due 5/15/2009                 920,105
----------------------------------------------------------------------
GAS DISTRIBUTORS -- 0.2%
         500,000        Equitable Resources, Inc.
                          5.15% due 3/1/2018+                  531,440
----------------------------------------------------------------------

----------------------------------------------------------------------
Principal
Amount                                                           Value
----------------------------------------------------------------------
HEALTH CARE -- 0.3%
$        350,000        HCA, Inc.
                          6.25% due 2/15/2013             $    356,805
         200,000        Laboratory Corp. of America
                          5.50% due 2/1/2013                   214,129
                                                          ------------
                                                               570,934
----------------------------------------------------------------------
HOME CONSTRUCTION -- 0.5%
         500,000        D.R. Horton, Inc.
                          5.875% due 7/1/2013                  490,000
         500,000        NVR, Inc.
                          5.00% due 6/15/2010                  501,250
         150,000        Ryland Group, Inc.
                          5.375% due 6/1/2008                  154,875
                                                          ------------
                                                             1,146,125
----------------------------------------------------------------------
INDUSTRIAL-OTHER -- 1.0%
       2,000,000        Aramark Svcs., Inc.
                          7.10% due 12/1/2006                2,232,404
----------------------------------------------------------------------
MEDIA-CABLE -- 1.7%
                        AT & T Broadband Corp.
         400,000          8.375% due 3/15/2013                 500,962
         900,000          9.455% due 11/15/2022              1,226,662
       1,200,000        Comcast Cable Comm., Inc.
                          6.20% due 11/15/2008               1,351,277
         200,000        Cox Comm., Inc.
                          7.125% due 10/1/2012                 238,827
         500,000        CSC Hldgs., Inc.
                          7.625% due 4/1/2011                  505,000
                                                          ------------
                                                             3,822,728
----------------------------------------------------------------------
MEDIA-NONCABLE -- 0.9%
         200,000        Clear Channel Comm.
                          5.75% due 1/15/2013                  216,303
         150,000        News America Hldgs.
                          8.00% due 10/17/2016                 191,259
       1,500,000        Scholastic Corp.
                          5.75% due 1/15/2007                1,640,121
                                                          ------------
                                                             2,047,683
----------------------------------------------------------------------
MERCHANDISING-SUPERMARKETS -- 0.9%
         500,000        Delhaize America, Inc.
                          7.375% due 4/15/2006                 525,000
         850,000        Kroger Co.
                          7.25% due 6/1/2009                   992,698
         500,000        Safeway, Inc.
                          6.15% due 3/1/2006                   541,307
                                                          ------------
                                                             2,059,005
----------------------------------------------------------------------
NATURAL GAS-PIPELINES -- 2.1%
       1,700,000        Consolidated Natural Gas Co.
                          7.25% due 10/1/2004                1,808,506
         250,000        Duke Energy Field Svcs.
                          8.125% due 8/16/2030                 319,207
       1,000,000        Enterprise Products Operating LP
                          6.875% due 3/1/2033+               1,132,591
         350,000        Gulfterra Energy Partners
                          8.50% due 6/1/2010+                  374,500
         500,000        Kinder Morgan, Inc.
                          6.50% due 9/1/2012                   573,149
         400,000        Teppco Partners LP
                          6.125% due 2/1/2013                  444,188
                                                          ------------
                                                             4,652,141
----------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN INVESTMENT QUALITY BOND FUND
Schedule of Investments (Continued)

----------------------------------------------------------------------
Principal
Amount                                                           Value
----------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.8%
$        600,000        Abitibi-Consolidated, Inc.
                          7.875% due 8/1/2009             $    666,000
         250,000        Int'l. Paper Co.
                          5.85% due 10/30/2012                 272,472
         400,000        Packaging Corp. of America
                          9.625% due 4/1/2009                  440,500
                        Weyerhaeuser Co.
         150,000          6.00% due 8/1/2006                   164,543
         200,000          6.75% due 3/15/2012                  227,040
                                                          ------------
                                                             1,770,555
----------------------------------------------------------------------
RAILROADS -- 0.3%
         200,000        CSX Corp.
                          4.875% due 11/1/2009                 213,079
         450,000        Norfolk Southern Corp.
                          6.75% due 2/15/2011                  525,587
                                                          ------------
                                                               738,666
----------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 0.5%
         250,000        Duke Realty Corp.
                          5.875% due 8/15/2012                 273,429
         100,000        EOP Operating LP
                          7.00% due 7/15/2011                  116,057
         200,000        Liberty Ppty. LP
                          7.25% due 3/15/2011                  236,065
         200,000        Prologis
                          5.50% due 3/1/2013                   213,467
         100,000        Regency Centers LP
                          6.75% due 1/15/2012                  113,657
         125,000        Simon Ppty. Group LP
                          5.45% due 3/15/2013+                 130,473
                                                          ------------
                                                             1,083,148
----------------------------------------------------------------------
RETAILERS -- 0.2%
         300,000        Staples, Inc.
                          7.375% due 10/1/2012                 355,127
----------------------------------------------------------------------
SERVICES -- 0.2%
         500,000        PHH Corp.
                          7.125% due 3/1/2013                  567,442
----------------------------------------------------------------------
UTILITIES-ELECTRIC AND WATER -- 2.6%
         500,000        AEP Texas Central Co.
                          5.50% due 2/15/2013+                 533,427
         100,000        Alabama Power Co.
                          5.50% due 10/15/2017                 109,449
         350,000        American Electric Power, Inc.
                          5.25% due 6/1/2015                   352,760
         350,000        Consumers Energy Co.
                          5.375% due 4/15/2013+                367,453
         200,000        Dominion Resources, Inc.
                          6.75% due 12/15/2032                 223,697
         650,000        DTE Energy Co.
                          6.375% due 4/15/2033                 677,358
         200,000        Florida Power Corp.
                          5.90% due 3/1/2033                   213,961
         250,000        Georgia Power Co.
                          5.125% due 11/15/2012                268,144
         425,000        National Rural Utilities Coop.
                          Fin.
                          8.00% due 3/1/2032                   548,112
         400,000        Oncor Electric Delivery Co.
                          7.25% due 1/15/2033+                 471,909
         400,000        Pepco Hldgs., Inc.
                          6.45% due 8/15/2012                  452,623
         100,000        Progress Energy, Inc.
                          7.00% due 10/30/2031                 110,359

----------------------------------------------------------------------
Principal
Amount                                                           Value
----------------------------------------------------------------------
$        500,000        PSEG Energy Hldgs., Inc.
                          8.50% due 6/15/2011             $    537,500
         200,000        Public Service Electric Gas Co.
                          5.125% due 9/1/2012                  213,541
         350,000        TXU Energy Co.
                          7.00% due 3/15/2013+                 387,356
         500,000        Xcel Energy, Inc.
                          3.40% due 7/1/2008+                  496,549
                                                          ------------
                                                             5,964,198
----------------------------------------------------------------------
WIRELESS COMMUNICATIONS -- 0.8%
         650,000        Tritel PCS, Inc.
                          10.375% due 1/15/2011                794,625
         690,000        Verizon Wireless Capital LLC
                          5.375% due 12/15/2006                757,857
         150,000        Vodafone Group PLC
                          6.25% due 11/30/2032                 162,439
                                                          ------------
                                                             1,714,921
----------------------------------------------------------------------
WIRELINE COMMUNICATIONS -- 3.7%
          75,000        AT & T Corp.
                          8.50% due 11/15/2031                  85,042
         500,000        British Telecom. PLC
                          8.875% due 12/15/2030                682,283
         200,000        Century Tel. Enterprises, Inc.
                          6.875% due 1/15/2028                 228,233
                        Citizens Comm. Co.
         200,000          7.625% due 8/15/2008                 237,558
         200,000          9.00% due 8/15/2031                  269,476
         500,000        Deutsche Telekom Int'l. Fin.
                          9.25% due 6/1/2032                   691,079
                        France Telecom S.A.
         625,000          9.25% due 3/1/2011                   786,603
       1,000,000          10.00% due 3/1/2031                1,383,735
         200,000        Royal KPN NV
                          8.375% due 10/1/2030                 259,497
         850,000        Sprint Capital Corp.
                          8.375% due 3/15/2012               1,017,719
       1,000,000        Telus Corp.
                          8.00% due 6/1/2011                 1,155,000
         825,000        Verizon New York, Inc.
                          7.375% due 4/1/2032                1,023,658
         500,000        Verizon Pennsylvania, Inc.
                          5.65% due 11/15/2011                 551,788
                                                          ------------
                                                             8,371,671
----------------------------------------------------------------------
YANKEE -- 0.6%
       1,200,000        Pemex Master Tr.
                          7.875% due 2/1/2009                1,371,000
----------------------------------------------------------------------
                        TOTAL CORPORATE BONDS
                         (COST $58,746,621)                 63,780,653
----------------------------------------------------------------------
----------------------------------------------------------------------
MORTGAGE PASS-THROUGHS -- 32.7%
Principal
Amount                                                           Value
----------------------------------------------------------------------
                        FHLMC
$     12,400,000          5.50%, (30 yr. TBA)             $ 12,791,369
       5,222,470          6.00%, 12/1/2032                   5,414,866
       3,598,077          6.50%, 12/1/2031                   3,744,214
       2,976,101          6.50%, 8/1/2032                    3,097,074
          32,397          7.00%, 8/1/2008                       34,467

--------------------------------------------------------------------------------
                                              See notes to financial statements.

THE GUARDIAN INVESTMENT QUALITY BOND FUND
Schedule of Investments (Continued)

----------------------------------------------------------------------
Principal
Amount                                                           Value
----------------------------------------------------------------------
                        FNMA
$      3,200,000          5.00%, (15 yr. TBA)             $  3,304,998
       5,600,000          5.00%, (30 yr. TBA)                5,689,253
       5,100,000          5.50%, (30 yr. TBA)                5,270,534
       3,600,000          5.50%, 12/1/2014                   3,757,749
       1,526,685          6.00%, 10/1/2013                   1,597,085
       1,369,054          6.00%, 4/1/2016                    1,428,929
       2,477,154          6.50%, 2017                        2,613,247
       6,924,437          6.50%, 7/1/2029                    7,228,604
       7,077,742          6.50%, 2032                        7,380,897
          16,106          7.00%, 2/1/2009                       17,160
         120,108          7.00%, 2012                          127,823
         388,811          7.00%, 9/1/2014                      413,691
           7,438          7.00%, 8/1/2023                        7,875
           5,325          7.00%, 12/1/2027                       5,620
          53,130          7.00%, 12/1/2028                      56,044
       1,781,023          7.00%, 2032                        1,875,590
             593          7.50%, 5/1/2027                          631
         343,652          7.50%, 12/1/2029                     365,281
       1,280,204          7.50%, 2/1/2031                    1,361,757
         504,749          8.00%, 2030                          544,297
                        GNMA
       1,837,627          6.00%, 2033                        1,927,212
       2,872,331          6.50%, 5/15/2032                   3,016,033
         437,604          6.50%, 2/15/2033                     459,484
         436,568          8.00%, 2030                          471,179
----------------------------------------------------------------------
                        TOTAL MORTGAGE PASS-THROUGHS
                          (COST $73,185,772)                74,002,963
----------------------------------------------------------------------

SOVEREIGN DEBT -- 0.6%
$        150,000        Korea Development Bank
                          5.50% due 11/13/2012            $    159,579
         200,000        Malaysia
                          7.50% due 7/15/2011                  243,360
         800,000        United Mexican States
                          8.00% due 9/24/2022                  896,000
----------------------------------------------------------------------
                        TOTAL SOVEREIGN DEBT
                         (COST $1,178,956)                   1,298,939
----------------------------------------------------------------------

U.S. GOVERNMENT -- 20.8%
U.S. GOVERNMENT AGENCIES -- 6.5%
                        FHLMC
$        500,000          4.50%, 1/15/2013                $    525,244
                        FNMA
       4,600,000          3.25%, 1/15/2008                   4,754,275
       3,550,000          4.375%, 10/15/2006                 3,825,033
         950,000          5.00%, 1/15/2007                   1,045,621
       2,690,000          6.00%, 5/15/2008                   3,106,350
         385,000          6.125%, 3/15/2012                    454,047
         875,000          6.375%, 6/15/2009                  1,036,263
                                                          ------------
                                                            14,746,833
----------------------------------------------------------------------
U.S. TREASURY BONDS AND NOTES -- 14.3%
                        U.S. Treasury Bonds
         140,000          5.375%, 2/15/2031                    157,648

----------------------------------------------------------------------
Principal
Amount                                                           Value
----------------------------------------------------------------------
                        U.S. Treasury Notes
$        250,000          1.25%, 5/31/2005                $    249,853
       7,100,000          2.25%, 7/31/2004                   7,191,803
         100,000          2.625%, 5/15/2008                    100,914
         430,000          3.00%, 1/31/2004                     435,022
       5,280,000          3.00%, 11/15/2007                  5,446,236
       7,135,000          3.00%, 2/15/2008                   7,342,079
       2,685,000          3.625%, 5/15/2013                  2,705,975
         925,000          5.50%, 5/15/2009                   1,065,412
         150,000          5.625%, 2/15/2006                    165,850
       1,635,000          5.75%, 8/15/2010                   1,913,781
       2,250,000          6.00%, 8/15/2009                   2,654,032
       1,320,000          6.125%, 8/15/2007                  1,526,921
       1,250,000          6.75%, 5/15/2005                   1,376,611
                                                          ------------
                                                            32,332,137
----------------------------------------------------------------------
                        TOTAL U.S. GOVERNMENT
                         (COST $45,356,297)                47,078,970
----------------------------------------------------------------------

COMMERCIAL PAPER -- 8.4%
FINANCE COMPANIES -- 2.3%
$      5,200,000        KFW Int'l. Finance, Inc.
                          1.10% due 7/14/2003 (a)         $  5,197,935
----------------------------------------------------------------------
FINANCIAL-BANKS -- 4.6%
       5,200,000        BNP Paribas Canada
                          1.11% due 7/14/2003 (a)            5,197,916
       5,200,000        Oesterreichische
                          1.10% due 7/14/2003 (a)            5,197,934
                                                          ------------
                                                            10,395,850
----------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.5%
       3,400,000        SBC Int'l., Inc.
                          1.05% due 7/17/2003 (a)            3,398,413
----------------------------------------------------------------------
                        TOTAL COMMERCIAL PAPER
                         (COST $18,992,198)                18,992,198
----------------------------------------------------------------------

REPURCHASE AGREEMENT -- 6.0%
$      8,400,000        Lehman Brothers
                        repurchase agreement,
                        dated 6/30/2003, maturity
                        value $8,403,561 at
                        1.09%, due 7/14/2003 (1)(a)       $  8,400,000
       5,120,000        State Street Bank and Trust Co.
                        repurchase agreement,
                        dated 6/30/2003, maturity
                        value $5,120,156 at
                        1.10%, due 7/1/2003 (1)(a)           5,120,000
----------------------------------------------------------------------
                        TOTAL REPURCHASE AGREEMENT
                            (COST $13,520,000)              13,520,000
----------------------------------------------------------------------
TOTAL INVESTMENTS -- 112.3%
  (COST $245,686,541)                                      254,357,840
PAYABLES FOR MORTGAGE PASS-THROUGHS
  DELAYED DELIVERY SECURITIES (a) -- (11.8)%               (26,768,988)
LIABILITIES IN EXCESS OF CASH, RECEIVABLES AND
  OTHER ASSETS -- (0.5)%                                    (1,017,009)
----------------------------------------------------------------------
NET ASSETS -- 100%                                        $226,571,843
----------------------------------------------------------------------

 +  Rule 144A restricted security.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

(a) Commercial paper and repurchase agreement are segregated to cover forward mortgage purchases.

--------------------------------------------------------------------------------
See notes to financial statements.

/ /   The Guardian High Yield Bond Fund


CORPORATE BONDS -- 99.1%
                                                          Rating
Principal                                                Moody's/
Amount                                                     S&P*           Value
-------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 3.2%
                        Alliant Techsystems, Inc.
     $  555,000         Sr. Sub. Nt.
                        8.50% due 5/15/2011                B2/B     $   616,050
                        BE Aerospace, Inc.
        285,000         Sr. Sub. Nt.
                        9.50% due 11/1/2008               Caa2/B-       229,425
                        K & F Ind., Inc.
        417,000         Sr. Sub. Nt. Ser. B
                        9.625% due 12/15/2010              B3/B         462,870
                        Sequa Corp.
        360,000         Sr. Nt.
                        8.875% due 4/1/2008               B1/BB-        376,200
        440,000         Sr. Nt.+
                        8.875% due 4/1/2008               B1/BB-        459,800
                                                                    -----------
                                                                      2,144,345
-------------------------------------------------------------------------------
AUTOMOTIVE -- 2.0%
                        Rexnord Corp.
         35,000         Sr. Sub. Nt.
                        10.125% due 12/15/2012             B3/B-         38,500
                        Tenneco Automotive, Inc.
        300,000         Sr. Sec. Nt.+
                        10.25% due 7/15/2013              B2/CCC+       303,750
                        TRW Automotive, Inc.
        278,000         Sr. Nt.+
                        9.375% due 2/15/2013               B1/B+        301,630
                        United Components, Inc.
        667,000         Sr. Sub. Nt.+
                        9.375% due 6/15/2013               B3/B         692,013
                                                                    -----------
                                                                      1,335,893
-------------------------------------------------------------------------------
BANKING -- 0.6%
                        Western Financial Bank
        350,000         Sub. Cap. Debt.
                        9.625% due 5/15/2012              B1/BB-        378,000
-------------------------------------------------------------------------------
BUILDING MATERIALS -- 0.6%
                        Associated Materials, Inc.
        280,000         Sr. Sub. Nt.
                        9.75% due 4/15/2012                B3/B         305,550
                        Collins & Aikman Floor Cover
         71,000         Sr. Sub. Nt.
                        9.75% due 2/15/2010                B2/B          74,195
                                                                    -----------
                                                                        379,745
-------------------------------------------------------------------------------
CHEMICALS -- 2.1%
                        Compass Minerals Group, Inc.
        245,000         Sr. Sub. Nt.
                        10.00% due 8/15/2011               B3/B-        274,400
                        FMC Corp.
        280,000         Sr. Sec. Nt.
                        10.25% due 11/1/2009              Ba2/BB+       315,000
                        Huntsman Advanced Materials
        300,000         Sr. Sec. Nt.+
                        11.00% due 7/15/2010               B2/B         312,000
                        Huntsman Int'l. LLC
         70,000         Sr. Nt.
                        9.875% due 3/1/2009                B3/B          72,800
                        Lyondell Chemical Co.
        285,000         Nt. Ser. A
                        9.625% due 5/1/2007               Ba3/BB        279,300
                        Millennium America, Inc.
        140,000         Sr. Nt.
                        7.00% due 11/15/2006              Ba1/BB+       141,400
                                                                    -----------
                                                                      1,394,900
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                          Rating
Principal                                                Moody's/
Amount                                                     S&P*           Value
-------------------------------------------------------------------------------
CONSTRUCTION MACHINERY -- 2.2%
                        Joy Global, Inc.
     $  140,000         Sr. Sub. Nt.
                        8.75% due 3/15/2012                B2/B+    $   153,300
                        NMHG Hldg. Co.
        140,000         Sr. Nt.
                        10.00% due 5/15/2009               B3/B+        154,000
                        Terex Corp.
        285,000         Sr. Sub. Nt.
                        9.25% due 7/15/2011                B3/B         306,375
        285,000         Sr. Sub. Nt.
                        10.375% due 4/1/2011               B3/B         314,925
                        United Rentals NA, Inc.
        280,000         Sr. Nt.
                        10.75% due 4/15/2008               B1/BB        305,900
                        United Rentals, Inc.
        280,000         Sr. Sub. Nt. Ser. B
                        8.80% due 8/15/2008                B2/B+        271,600
                                                                    -----------
                                                                      1,506,100
-------------------------------------------------------------------------------
CONSUMER CYCLICAL SERVICES -- 1.9%
                        Coinmach Corp.
        350,000         Sr. Nt.
                        9.00% due 2/1/2010                 B2/B         374,500
                        Iron Mountain, Inc.
        860,000         Sr. Sub. Nt.
                        8.625% due 4/1/2013                B2/B         920,200
                                                                    -----------
                                                                      1,294,700
-------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 4.7%
                        Elizabeth Arden, Inc.
        670,000         Sr. Sec. Nt. Ser. B
                        11.75% due 2/1/2011                B1/B         747,050
                        Playtex Products, Inc.
        763,000         Sr. Sub. Nt.
                        9.375% due 6/1/2011                B3/B-        763,000
                        Sealy Mattress Co.
        286,000         Sr. Sub. Nt. Ser. B
                        9.875% due 12/15/2007              B3/B-        284,570
                        Simmons Co.
        562,000         Sr. Sub. Nt. Ser. B
                        10.25% due 3/15/2009               B2/B-        601,340
                        St. John Knits Int'l., Inc.
        750,000         Sr. Sub. Nt.
                        12.50% due 7/1/2009                B3/B-        817,500
                                                                    -----------
                                                                      3,213,460
-------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING -- 1.4%
                        Jacuzzi Brands, Inc.
        300,000         Sr. Sec. Nt.+
                        9.625% due 7/1/2010                B3/B         300,000
                        Resolution Performance Product
        150,000         Sr. Sec. Nt.
                        9.50% due 4/15/2010                B2/B+        156,000
                        Tyco Int'l. Group S.A.
        500,000         Nt.
                        6.375% due 10/15/2011            Ba2/BBB-       527,500
                                                                    -----------
                                                                        983,500
-------------------------------------------------------------------------------
ELECTRIC -- 2.6%
                        Calpine Canada Energy
        560,000         Sr. Nt.
                        8.50% due 5/1/2008                B1/CCC+       436,800
                        PSEG Energy Hldgs., Inc.
        600,000         Sr. Nt.
                        8.50% due 6/15/2011              Baa3/BBB-      645,000

--------------------------------------------------------------------------------
                                              See notes to financial statements.

THE GUARDIAN HIGH YIELD BOND FUND
Schedule of Investments (Continued)

-------------------------------------------------------------------------------
                                                          Rating
Principal                                                Moody's/
Amount                                                     S&P*           Value
-------------------------------------------------------------------------------
                        Southern California Edison Co.
     $  666,000         1st Ref. Mtg. Ser. 93C
                        7.25% due 3/1/2026                Ba2/BB    $   678,488
                                                                    -----------
                                                                      1,760,288
-------------------------------------------------------------------------------
ENERGY -- 6.3%
                        Dresser, Inc.
        280,000         Sr. Nt.
                        9.375% due 4/15/2011               B2/B         288,400
                        Newfield Exploration Co.
        280,000         Sr. Sub. Nt.
                        8.375% due 8/15/2012              Ba3/BB-       315,350
                        Newpark Resources, Inc.
        700,000         Sr. Sub. Nt. Ser. B
                        8.625% due 12/15/2007              B2/B+        717,500
                        Offshore Logistics
        600,000         Sr. Nt.+
                        6.125% due 6/15/2013              Ba2/BB+       601,500
                        Pride Int'l., Inc.
        280,000         Sr. Nt.
                        10.00% due 6/1/2009               Ba2/BB        306,600
                        Tesoro Petroleum Corp.
        300,000         Sec. Nt.+
                        8.00% due 4/15/2008               Ba3/BB        307,500
                        Western Oil Sands, Inc.
        560,000         Sr. Sec. Nt.
                        8.375% due 5/1/2012               Ba2/BB+       624,400
                        Westport Resources Corp.
        420,000         Sr. Sub. Nt.
                        8.25% due 11/1/2011               Ba3/B+        459,900
                        XTO Energy, Inc.
        600,000         Sr. Nt.+
                        6.25% due 4/15/2013               Ba2/BB        637,500
                                                                    -----------
                                                                      4,258,650
-------------------------------------------------------------------------------
ENTERTAINMENT -- 3.4%
                        Intrawest Corp.
        670,000         Sr. Nt.
                        9.75% due 8/15/2008                B1/B+        699,313
        185,000         Sr. Nt.
                        10.50% due 2/1/2010                B1/B+        198,875
                        Premier Parks, Inc.
        500,000         Sr. Nt.
                        9.75% due 6/15/2007                B2/B         495,000
                        Regal Cinemas, Inc.
        278,000         Sr. Sub. Nt. Ser. B
                        9.375% due 2/1/2012                B2/B         306,495
                        Speedway Motorsports, Inc.
        600,000         Sr. Sub. Nt.+
                        6.75% due 6/1/2013                Ba2/B+        621,000
                                                                    -----------
                                                                      2,320,683
-------------------------------------------------------------------------------
ENVIRONMENTAL -- 3.9%
                        Allied Waste NA, Inc.
      1,500,000         Sr. Nt.
                        7.875% due 4/15/2013              Ba3/BB-     1,569,375
      1,034,000         Sr. Sub. Nt.
                        10.00% due 8/1/2009                B2/B+      1,098,625
                                                                    -----------
                                                                      2,668,000
-------------------------------------------------------------------------------
FOOD AND BEVERAGE -- 5.0%
                        American Seafood Group LLC
        560,000         Sr. Sub. Nt.
                        10.125% due 4/15/2010              B3/B         635,600
                        B & G Foods, Inc.
        350,000         Sr. Sub. Nt. Ser. D
                        9.625% due 8/1/2007                B3/B-        360,500

-------------------------------------------------------------------------------
                                                          Rating
Principal                                                Moody's/
Amount                                                     S&P*           Value
-------------------------------------------------------------------------------
                        Constellation Brands, Inc.
     $   71,000         Sr. Sub. Nt.
                        8.125% due 1/15/2012              Ba3/B+    $    76,680
        190,000         Sr. Sub. Nt.
                        8.50% due 3/1/2009                Ba3/B+        199,500
                        Del Monte Corp.
        635,000         Sr. Sub. Nt.
                        9.25% due 5/15/2011                B2/B         679,450
                        Merisant Co.
        300,000         Sr. Sub. Nt.+
                        9.50% due 7/15/2013                B2/B         310,500
                        Michael Foods, Inc,
        750,000         Sr. Sub. Nt. Ser. B
                        11.75% due 4/1/2011                B2/B-        862,500
                        Premium Standard Farms, Inc.
        310,000         Sr. Nt.
                        9.25% due 6/15/2011                B1/BB        292,950
                                                                    -----------
                                                                      3,417,680
-------------------------------------------------------------------------------
GAMING -- 1.9%
                        Mandalay Resort Group
        280,000         Sr. Sub. Nt. Ser. B
                        10.25% due 8/1/2007               Ba3/BB-       316,400
                        MGM Mirage, Inc.
        278,000         Sr. Sub. Nt.
                        8.375% due 2/1/2011               Ba2/BB+       316,225
                        Park Place Entertainment Corp.
        286,000         Sr. Nt.
                        7.50% due 9/1/2009               Ba1/BBB-       313,170
                        Sun Int'l. Hotels Ltd.
        285,000         Sr. Sub. Nt.
                        8.875% due 8/15/2011               B2/B+        308,513
                                                                    -----------
                                                                      1,254,308
-------------------------------------------------------------------------------
GAS DISTRIBUTORS -- 1.1%
                        AmeriGas Partners LP
        190,000         Sr. Nt.
                        8.875% due 5/20/2011              B2/BB-        207,100
        190,000         Sr. Nt.
                        10.00% due 4/15/2006              B2/BB-        207,100
                        Gazprom OAO
        328,000         Nt.+
                        9.625% due 3/1/2013                NA/B+        361,620
                                                                    -----------
                                                                        775,820
-------------------------------------------------------------------------------
HEALTH CARE -- 3.5%
                        Fisher Scientific Int'l., Inc.
        440,000         Sr. Sub. Nt.+
                        8.125% due 5/1/2012                B2/B+        470,800
                        Fresenius Medical Care
        570,000         Capital Tr.
                        7.875% due 6/15/2011              Ba2/BB-       601,350
                        HCA, Inc.
        278,000         Nt.
                        6.25% due 2/15/2013              Ba1/BBB-       283,405
                        Insight Health Svcs. Corp.
        381,000         Sr. Sub. Nt. Ser. B
                        9.875% due 11/1/2011               B3/B-        400,050
                        Tenet Healthcare Corp.
        300,000         Nt.
                        7.375% due 2/1/2013              Ba3/BBB-       289,500

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN HIGH YIELD BOND FUND
Schedule of Investments (Continued)

-------------------------------------------------------------------------------
                                                          Rating
Principal                                                Moody's/
Amount                                                     S&P*           Value
-------------------------------------------------------------------------------
                        Triad Hospitals, Inc.
     $  278,000         Sr. Nt. Ser. B
                        8.75% due 5/1/2009                 B1/B-    $   295,722
                                                                    -----------
                                                                      2,340,827
-------------------------------------------------------------------------------
HOME CONSTRUCTION -- 1.8%
                        Beazer Homes USA, Inc.
        280,000         Sr. Nt.
                        8.375% due 4/15/2012              Ba2/BB        310,100
                        Meritage Corp.
        286,000         Sr. Nt.
                        9.75% due 6/1/2011                 Ba3/B        316,030
                        Standard Pacific Corp.
        280,000         Sr. Sub. Nt.
                        9.25% due 4/15/2012               Ba3/B+        314,300
                        WCI Communities, Inc.
        280,000         Sr. Sub. Nt.
                        9.125% due 5/1/2012                Ba3/B        298,200
                                                                    -----------
                                                                      1,238,630
-------------------------------------------------------------------------------
INDUSTRIAL-OTHER -- 1.1%
                        Briggs & Stratton Corp.
        645,000         Sr. Nt.
                        8.875% due 3/15/2011              Ba1/BB+       744,975
-------------------------------------------------------------------------------
LODGING -- 1.8%
                        Hilton Hotels Corp.
        280,000         Nt.
                        7.625% due 12/1/2012             Ba1/BBB-       306,600
                        HMH Pptys., Inc.
        280,000         Sr. Nt. Ser. C
                        8.45% due 12/1/2008               Ba3/B+        289,100
                        John Q. Hammons Hotels LP
        280,000         1st Mtg. Nt. Ser. B
                        8.875% due 5/15/2012               B2/B         294,000
                        Starwood Hotels & Resorts
        280,000         Sr. Nt.
                        7.875% due 5/1/2012               Ba1/BB+       306,600
                                                                    -----------
                                                                      1,196,300
-------------------------------------------------------------------------------
MEDIA-CABLE -- 3.2%
                        Charter Comm. Hldgs.
        280,000         Sr. Disc. Nt. (1)
                        0/11.75% due 1/15/2010             Ca/B+        165,200
        840,000         Sr. Disc. Nt. (1)
                        0/11.75% due 5/15/2011            Ca/CCC-       424,200
                        CSC Hldgs., Inc.
        560,000         Sr. Debt. Ser. B
                        8.125% due 8/15/2009              B1/BB-        579,600
                        Insight Midwest LP
        350,000         Sr. Nt.
                        10.50% due 11/1/2010               B2/B+        384,125
                        Mediacom LLC
        600,000         Sr. Nt.
                        9.50% due 1/15/2013                B2/B+        634,500
                                                                    -----------
                                                                      2,187,625
-------------------------------------------------------------------------------
MEDIA-NONCABLE -- 6.5%
                        Allbritton Comm. Co.
        209,000         Sr. Sub. Nt.+
                        7.75% due 12/15/2012               B3/B-        215,793
                        American Media Operations, Inc.
        570,000         Sr. Sub. Nt. Ser. B
                        10.25% due 5/1/2009                B2/B-        615,600

-------------------------------------------------------------------------------
                                                          Rating
Principal                                                Moody's/
Amount                                                     S&P*           Value
-------------------------------------------------------------------------------
                        Corus Entertainment, Inc.
     $  285,000         Sr. Sub. Nt.
                        8.75% due 3/1/2012                 B1/B+    $   306,375
                        Dex Media East LLC
        265,000         Sr. Nt.
                        9.875% due 11/15/2009              B2/B         295,475
        265,000         Sr. Sub. Nt.
                        12.125% due 11/15/2012             B3/B         313,362
                        DirecTV Hldgs.
        278,000         Sr. Nt.+
                        8.375% due 3/15/2013               B1/B         309,970
                        Echostar DBS Corp.
        280,000         Sr. Nt.
                        9.125% due 1/15/2009              Ba3/BB-       312,900
        139,000         Sr. Nt.
                        10.375% due 10/1/2007             Ba3/BB-       153,942
                        Emmis Comm. Corp.
        286,000         Sr. Sub. Nt.
                        8.125% due 3/15/2009               B2/B-        299,585
                        Entravision Comm. Corp.
        280,000         Sr. Sub. Nt.
                        8.125% due 3/15/2009               B3/B-        291,200
                        Houghton Mifflin Co.
        556,000         Sr. Nt.+
                        9.875% due 2/1/2013                B3/B         603,260
                        R.H. Donnelley Fin. Corp. I
        160,000         Sr. Nt.+
                        8.875% due 12/15/2010              B1/B+        176,800
        465,000         Sr. Sub. Nt.+
                        10.875% due 12/15/2012             B2/B+        541,725
                                                                    -----------
                                                                      4,435,987
-------------------------------------------------------------------------------
METALS AND MINING -- 2.2%
                        AK Steel Corp.
        280,000         Sr. Nt.
                        7.75% due 6/15/2012               B1/BB-        232,400
                        Arch Western Finance LLC
        600,000         Sr. Nt.+
                        6.75% due 7/1/2013                Ba2/BB+       615,000
                        Luscar Coal Ltd.
        286,000         Sr. Nt.
                        9.75% due 10/15/2011              Ba3/BB        326,755
                        Oregon Steel Mills, Inc.
        280,000         1st Mtg. Nt.
                        10.00% due 7/15/2009               B1/B+        252,000
                        Steel Dynamics, Inc.
         70,000         Sr. Nt.
                        9.50% due 3/15/2009                B2/B          73,325
                                                                    -----------
                                                                      1,499,480
-------------------------------------------------------------------------------
NATURAL GAS-PIPELINES -- 5.1%
                        El Paso Partners
        555,000         Sr. Sub. Nt. Ser. B
                        8.50% due 6/1/2011                B1/BB-        593,850
                        El Paso Production Hldg. Co.
        667,000         Sr. Nt.+
                        7.75% due 6/1/2013                 B2/B+        665,332
                        Gulfterra Energy Partners
         45,000         Sr. Sub. Nt.+
                        8.50% due 6/1/2010                B1/BB-         48,150
                        Northwest Pipeline Corp.
        208,000         Sr. Nt.
                        8.125% due 3/1/2010                B1/B+        223,600

--------------------------------------------------------------------------------
                                              See notes to financial statements.

THE GUARDIAN HIGH YIELD BOND FUND
Schedule of Investments (Continued)

-------------------------------------------------------------------------------
                                                          Rating
Principal                                                Moody's/
Amount                                                     S&P*           Value
-------------------------------------------------------------------------------
                        Southern Natural Gas Co.
     $  623,000         Nt.
                        7.35% due 2/15/2031                B1/B+    $   633,903
                        Transcontinental Gas Pipeline
                        Corp.
        630,000         Nt. Ser. B
                        7.00% due 8/15/2011                B1/B+        645,750
                        Williams Cos., Inc.
        240,000         Nt.
                        8.125% due 3/15/2012               B3/B+        246,000
        360,000         Sr. Nt.
                        8.625% due 6/1/2010                B3/B+        376,200
                                                                    -----------
                                                                      3,432,785
-------------------------------------------------------------------------------
PACKAGING -- 3.1%
                        Ball Corp.
        560,000         Sr. Nt.
                        6.875% due 12/15/2012             Ba3/BB        593,600
                        Crown European Hldgs. S.A.
        355,000         Sr. Sec.+
                        9.50% due 3/1/2011                 B1/B+        383,400
                        Kappa Beheer BV
        670,000         Sr. Sub. Nt.
                        10.625% due 7/15/2009              B2/B         717,737
                        Owens-Brockway Glass Container
        133,000         Sr. Sec. Nt.+
                        7.75% due 5/15/2011                B1/BB        140,648
        133,000         Sr. Nt.+
                        8.25% due 5/15/2013                B2/B+        138,985
                        Silgan Hldgs., Inc.
        140,000         Sr. Sub. Debt.
                        9.00% due 6/1/2009                 B1/B+        144,900
                                                                    -----------
                                                                      2,119,270
-------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 3.8%
                        Abitibi-Consolidated, Inc.
        210,000         Nt.
                        6.00% due 6/20/2013               Ba1/BB+       199,869
        390,000         Debt.
                        8.85% due 8/1/2030                Ba1/BB+       414,390
                        Cascades, Inc.
        278,000         Sr. Nt.+
                        7.25% due 2/15/2013               Ba1/BB+       292,595
                        Jefferson Smurfit Corp. US
        400,000         Sr. Nt.+
                        7.50% due 6/1/2013                 B2/B         408,000
                        Norske Skog Canada Ltd.
        140,000         Sr. Nt.
                        8.625% due 6/15/2011              Ba2/BB        146,300
                        Packaging Corp. of America
        335,000         Sr. Sub. Nt.
                        9.625% due 4/1/2009               Ba2/BB+       368,919
                        Stone Container Corp.
        670,000         Sr. Nt.
                        9.75% due 2/1/2011                 B2/B         733,650
                                                                    -----------
                                                                      2,563,723
-------------------------------------------------------------------------------
RESTAURANTS -- 0.8%
                        Jack in the Box, Inc.
        555,000         Sr. Sub. Nt.
                        8.375% due 4/15/2008              Ba3/BB-       574,425
-------------------------------------------------------------------------------
RETAILERS -- 4.6%
                        Cole National Group, Inc.
        280,000         Sr. Sub. Nt.
                        8.875% due 5/15/2012               B2/B         269,500

-------------------------------------------------------------------------------
                                                          Rating
Principal                                                Moody's/
Amount                                                     S&P*           Value
-------------------------------------------------------------------------------
                        Hollywood Entertainment Corp.
     $  420,000         Sr. Sub. Nt.
                        9.625% due 3/15/2011               B3/B-    $   459,375
                        J.C. Penney Co., Inc.
        720,000         Nt.
                        9.00% due 8/1/2012                Ba3/BB+       781,200
                        Jafra Cosmetics
        300,000         Sr. Sub. Nt.+
                        10.75% due 5/15/2011               B3/B-        313,500
                        Petco Animal Supplies, Inc.
        285,000         Sr. Sub. Nt.
                        10.75% due 11/1/2011               B2/B         324,900
                        Rent-A-Center, Inc.
        200,000         Sr. Sub. Nt.+
                        7.50% due 5/1/2010                 B1/B+        210,000
        142,000         Sr. Sub. Nt. Ser. D
                        11.00% due 8/15/2008               B1/B+        151,052
                        Rite Aid Corp.
        280,000         Sr. Nt.
                        11.25% due 7/1/2008               Caa2/B-       301,000
                        United Auto Group, Inc.
        280,000         Sr. Sub. Nt.
                        9.625% due 3/15/2012               B3/B         299,600
                                                                    -----------
                                                                      3,110,127
-------------------------------------------------------------------------------
SUPERMARKETS -- 0.4%
                        Pathmark Stores, Inc.
        284,000         Sr. Sub. Nt.
                        8.75% due 2/1/2012                 B2/B         293,940
-------------------------------------------------------------------------------
TECHNOLOGY -- 3.9%
                        AMI Semiconductor, Inc.
        555,000         Sr. Sub. Nt.+
                        10.75% due 2/1/2013                B3/B         627,150
                        Flextronics Int'l. Ltd.
        700,000         Sr. Sub. Nt.
                        9.875% due 7/1/2010               Ba2/BB-       766,500
                        PerkinElmer, Inc.
        560,000         Sr. Sub. Nt.
                        8.875% due 1/15/2013              Ba3/BB-       607,600
                        Seagate Technology
        560,000         Sr. Nt.
                        8.00% due 5/15/2009               Ba2/BB+       606,200
                                                                    -----------
                                                                      2,607,450
-------------------------------------------------------------------------------
TEXTILE -- 2.1%
                        Oxford Industries, Inc.
        300,000         Sr. Nt.+
                        8.875% due 6/1/2011                B2/B         315,000
                        Russell Corp.
        350,000         Sr. Nt.
                        9.25% due 5/1/2010                 B1/BB        381,500
                        William Carter Co.
        650,000         Sr. Sub. Nt. Ser. B
                        10.875% due 8/15/2011              B3/B         734,500
                                                                    -----------
                                                                      1,431,000
-------------------------------------------------------------------------------
TRANSPORTATION -- 0.5%
                        Teekay Shipping Corp.
        280,000         Sr. Nt.
                        8.875% due 7/15/2011              Ba2/BB-       306,950
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN HIGH YIELD BOND FUND
Schedule of Investments (Continued)

-------------------------------------------------------------------------------
                                                          Rating
Principal                                                Moody's/
Amount                                                     S&P*           Value
-------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS -- 6.6%
                        Centennial Cell
     $  700,000         Sr. Nt.+
                        10.125% due 6/15/2013            Caa1/CCC   $   693,000
                        Crown Castle Int'l. Corp.
        381,000         Sr. Nt.
                        10.75% due 8/1/2011               B3/CCC        415,290
                        Nextel Comm., Inc.
        275,000         Sr. Disc. Nt.
                        9.75% due 10/31/2007               B3/B         284,625
      1,204,000         Sr. Disc. Nt.
                        9.95% due 2/15/2008                B3/B       1,258,180
        321,000         Sr. Disc. Nt.
                        10.65% due 9/15/2007               B3/B         331,432
                        Nextel Partners, Inc.
        350,000         Sr. Nt.+
                        8.125% due 7/1/2011              Caa1/CCC+      349,125
                        Telecorp PCS, Inc.
        555,000         Sr. Sub. Nt.
                        10.625% due 7/15/2010            Baa2/BBB       670,163
                        Triton PCS, Inc.
        420,000         Sr. Sub. Disc. Nt.
                        11.00% due 5/1/2008                B3/B-        445,200
                                                                    -----------
                                                                      4,447,015
-------------------------------------------------------------------------------
WIRELINE COMMUNICATIONS -- 5.2%
                        Qwest Capital Funding, Inc.
        600,000         Nt.
                        5.875% due 8/3/2004              Caa2/CCC+      574,500
                        Qwest Corp.
      1,260,000         Debt.
                        7.20% due 11/10/2026              Ba3/B-      1,181,250
        560,000         Debt.
                        8.875% due 6/1/2031               Ba3/B-        588,000
                        Qwest Services Corp.
        355,600         Nt.+
                        13.50% due 12/15/2010             NR/CCC+       401,828
                        Sprint Capital Corp.
        335,000         Nt.
                        8.375% due 3/15/2012             Baa3/BBB-      401,101
                        Telus Corp.
        300,000         Nt.
                        8.00% due 6/1/2011                Ba1/BBB       346,500
                                                                    -----------
                                                                      3,493,179
-------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS
                          (COST $62,691,908)                         67,109,760
-------------------------------------------------------------------------------

WARRANTS -- 0.0%
Shares                                                                    Value
-------------------------------------------------------------------------------
     $    2,100         GT Group Telecomm., Inc.
                        exp. 2/1/2010+                              $       787
            417         Hayes Lemmerz Int'l., Inc.
                        exp. 6/3/2006                                       925
            670         Horizon PCS, Inc.
                        exp. 10/1/2010+                                      34
                        Leap Wireless Int'l., Inc.
          1,000         exp. 4/15/2010+                                     250
            670         exp. 4/15/2010+                                     167
            460         Ubiquitel Operating Co.
                        exp. 4/15/2010+                                       5
            330         XM Satellite Radio, Inc.
                        exp. 3/15/2010+                                   1,815
-------------------------------------------------------------------------------
                        TOTAL WARRANTS
                          (COST $364,135)                                 3,983
-------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 0.9%
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
     $  629,000         State Street Bank and Trust Co.
                        repurchase agreement,
                        dated 6/30/2003, maturity
                        value $629,019 at
                        1.10% due 7/1/2003 (2)
                          (COST $629,000)                           $   629,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.0%
  (COST $63,685,043)                                                 67,742,743
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 0.0%                                               17,739
-------------------------------------------------------------------------------
NET ASSETS -- 100%                                                  $67,760,482
-------------------------------------------------------------------------------

 +  Rule 144A restricted security.

 *  Unaudited.

(1) Step-up bond.

(2) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /   The Guardian Tax-Exempt Fund


MUNICIPAL BONDS -- 97.6%
                                                      Rating
Principal                                            Moody's/
Amount                                                 S&P*          Value
--------------------------------------------------------------------------
ARIZONA -- 5.3%
     $1,900,000         Arizona St. Trans. Brd.
                        Hwy. Rev. Ser. B,
                        5.25% due 7/1/2022           Aa1/AAA   $ 2,057,035
      1,500,000         Phoenix, AZ Civic Impt.
                        Corp. Wtr. Sys. Rev.,
                        5.50% due 7/1/2020           Aaa/AAA     1,678,185
      1,000,000         Phoenix, AZ G.O. Ser. B,
                        5.375% due 7/1/2020          Aa1/AA+     1,107,790
                                                               -----------
                                                                 4,843,010
--------------------------------------------------------------------------
ARKANSAS -- 1.3%
      1,000,000         Arkansas St. G.O. Fed. Hwy.
                        Grant Ser. A,
                        5.50% due 8/1/2011            Aa2/AA     1,145,520
--------------------------------------------------------------------------
CALIFORNIA -- 3.2%
                        California St. G.O.,
      1,300,000         5.125% due 6/1/2022            A2/A      1,332,643
      1,500,000         5.375% due 10/1/2027           A2/A      1,548,435
                                                               -----------
                                                                 2,881,078
--------------------------------------------------------------------------
COLORADO -- 2.6%
      2,165,000         South Suburban Park & Rec.
                        Dist., CO Rev.,
                        5.50% due 9/15/2019          Aaa/AAA     2,409,212
--------------------------------------------------------------------------
FLORIDA -- 4.4%
      2,000,000         Florida St. Brd. of Ed.
                        Lottery Rev. Ser. A,
                        5.50% due 7/1/2017           Aaa/AAA     2,294,120
      1,500,000         Florida St. Brd. of Ed.
                        Lottery Rev. Ser. C,
                        5.25% due 7/1/2016           Aaa/AAA     1,665,495
                                                               -----------
                                                                 3,959,615
--------------------------------------------------------------------------
GEORGIA -- 4.5%
      1,000,000         Fulton Cnty., GA Dev. Auth.
                        Rev. Georgia Tech.
                        Foundation Ser. A,
                        5.125% due 11/1/2021         Aa1/AA+     1,078,230
                        Gainesville, GA Wtr. & Swg.
                        Rev.,
        700,000         5.25% due 11/15/2018         Aaa/AAA       773,717
      2,000,000         5.375% due 11/15/2020        Aaa/AAA     2,208,780
                                                               -----------
                                                                 4,060,727
--------------------------------------------------------------------------
IDAHO -- 4.5%
      1,625,000         Boise City, ID Urban
                        Renewal Agy. Lease,
                        6.00% due 8/15/2023          Aaa/AAA     1,891,240
      2,000,000         Univ. of ID Univ. Rev.
                        Hsg.,
                        5.375% due 4/1/2023          Aaa/AAA     2,162,100
                                                               -----------
                                                                 4,053,340
--------------------------------------------------------------------------
ILLINOIS -- 1.2%
      1,000,000         Chicago, IL Brd. of Ed.
                        Ser. A,
                        5.25% due 12/1/2018          Aaa/AAA     1,107,950
--------------------------------------------------------------------------
IOWA -- 1.2%
      1,000,000         Cedar Rapids, IA G.O.,
                        5.25% due 6/1/2019            Aaa/NR     1,077,730
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                                                      Rating
Principal                                            Moody's/
Amount                                                 S&P*          Value
--------------------------------------------------------------------------
KANSAS -- 4.4%
     $2,000,000         Butler Cnty., KS Pub. Bldg.
                        Comm. Rev.,
                        5.55% due 10/1/2021           Aaa/NR   $ 2,233,120
      1,500,000         Kansas St. Dept. Trans.
                        Hwy. Rev. Ser. A,
                        5.75% due 9/1/2013           Aa2/AA+     1,761,870
                                                               -----------
                                                                 3,994,990
--------------------------------------------------------------------------
KENTUCKY -- 4.2%
      1,430,000         Kentucky St. Ppty. & Bldgs.
                        Comm. Ser. A,
                        5.70% due 5/1/2018           Aaa/AAA     1,632,574
      2,000,000         Kentucky St. Ppty. & Bldgs.
                        Comm. Rev.,
                        5.375% due 10/1/2019         Aaa/AAA     2,209,120
                                                               -----------
                                                                 3,841,694
--------------------------------------------------------------------------
MARYLAND -- 2.7%
      2,085,000         Prince Georges Cnty., MD
                        Ref.,
                        5.50% due 5/15/2011          Aaa/AAA     2,447,769
--------------------------------------------------------------------------
MASSACHUSETTS -- 2.6%
      1,000,000         Massachusetts Bay Trans.
                        Auth. Gen. Trans. Ser. B
                        Rev.,
                        5.375% due 3/1/2025          Aaa/AAA     1,049,850
      1,200,000         Massachusetts St. G.O. Ser.
                        A,
                        5.125% due 1/1/2020          Aa2/AA-     1,285,200
                                                               -----------
                                                                 2,335,050
--------------------------------------------------------------------------
MICHIGAN -- 3.7%
      2,000,000         Detroit, MI City Sch. Dist.
                        Ser. A,
                        5.50% due 5/1/2020           Aaa/AAA     2,235,360
      1,000,000         Garden City, MI Sch. Dist.,
                        5.50% due 5/1/2018           Aaa/AAA     1,115,550
                                                               -----------
                                                                 3,350,910
--------------------------------------------------------------------------
MISSOURI -- 1.2%
      1,000,000         Springfield, MO Sch. Dist.
                        G.O.,
                        5.125% due 3/1/2020          Aaa/AAA     1,096,930
--------------------------------------------------------------------------
NEW JERSEY -- 0.6%
        500,000         New Jersey St. Trans. Auth.
                        Ser. A,
                        6.50% due 6/15/2005          Aaa/AAA       549,695
--------------------------------------------------------------------------
NEW MEXICO -- 1.3%
      1,000,000         New Mexico St. Hwy. Comm.
                        Tax Rev.,
                        6.00% due 6/15/2010          Aa2/AA+     1,172,450
--------------------------------------------------------------------------
NEW YORK -- 8.8%
      1,255,000         New York City Industrial
                        Dev. Agy.,
                        5.25% due 3/1/2018           Aaa/AAA     1,397,719
      1,200,000         New York St. Dorm. Auth.
                        Rev. Ser. A,
                        5.125% due 7/1/2021          Aaa/AAA     1,303,104
      1,500,000         New York St. Dorm. Auth.
                        Lease Ser. A,
                        6.25% due 7/1/2020            A1/AA-     1,778,040
      1,000,000         New York St. Ref. Ser. A
                        G.O.,
                        5.25% due 3/15/2015           A2/AA      1,116,930
      1,250,000         New York St. Thruway Auth.
                        Hwy. & Brdg. Tr. Fd. Ser.
                        B,
                        5.375% due 4/1/2015          Aaa/AAA     1,424,162

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN TAX-EXEMPT FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------
                                                      Rating
Principal                                            Moody's/
Amount                                                 S&P*          Value
--------------------------------------------------------------------------
     $  500,000         New York, NY G.O. Sub. Ser.
                        E2,
                        0.95% due 8/1/2020 (1)       Aa3/AA+   $   500,000
        500,000         New York, NY G.O. Sub. Ser.
                        B2,
                        0.95% due 8/15/2019 (1)      Aa3/AA+       500,000
                                                               -----------
                                                                 8,019,955
--------------------------------------------------------------------------
NORTH CAROLINA -- 0.7%
        595,000         Univ. of NC Hosp. Chapel
                        Hill Rev. Ser. A,
                        0.95% due 2/15/2031 (1)       A1/AA        595,000
--------------------------------------------------------------------------
NORTH DAKOTA -- 1.3%
      1,000,000         North Dakota St. Wtr. Comm.
                        Rev.,
                        5.75% due 8/1/2020           Aaa/AAA     1,143,320
--------------------------------------------------------------------------
OHIO -- 7.8%
        500,000         Cleveland, OH Parking Facs.
                        Rev.,
                        5.50% due 9/15/2016          Aaa/AAA       562,850
        750,000         Ohio St. Bldg. Auth.
                        Disalle Gov't. Ctr. Ser. A,
                        6.00% due 10/1/2005           Aa2/AA       826,298
      1,300,000         Ohio St. Higher Ed. Fac.
                        Comm.,
                        5.50% due 12/1/2020          Aaa/AAA     1,460,329
      1,500,000         Ohio St. Wtr. Dev. Auth.
                        Rev.,
                        5.50% due 12/1/2020          Aaa/AAA     1,688,745
      1,235,000         River Valley, OH Local Sch.
                        Dist. Facs.,
                        5.25% due 11/1/2020           Aaa/NR     1,353,436
      1,050,000         Univ. of Cincinnati, OH
                        General Rcpts. Ser. A,
                        5.50% due 6/1/2011           Aaa/AAA     1,228,773
                                                               -----------
                                                                 7,120,431
--------------------------------------------------------------------------
OREGON -- 2.7%
      1,105,000         McMinnville, OR Sch. Dist.
                        Ref. G.O.,
                        5.50% due 6/15/2016           Aaa/NR     1,323,304
      1,000,000         Washington & Clackamas
                        Cntys., OR Sch. Dist. G.O.
                        Ref.,
                        5.25% due 6/1/2016            Aaa/NR     1,171,410
                                                               -----------
                                                                 2,494,714
--------------------------------------------------------------------------
PENNSYLVANIA -- 2.5%
                        Delaware River Port Auth.
                        PA & NJ,
      1,000,000         5.10% due 1/1/2020           Aaa/AAA     1,092,110
      1,000,000         6.00% due 1/1/2017           Aaa/AAA     1,168,770
                                                               -----------
                                                                 2,260,880
--------------------------------------------------------------------------
PUERTO RICO -- 6.1%
      2,500,000         Puerto Rico Comwlth. Hwy. &
                        Trans. Auth. Rev. Ser. B,
                        6.00% due 7/1/2026           Aaa/AAA     2,730,475
      1,750,000         Puerto Rico Comwlth. Hwy. &
                        Trans. Auth. Rev. Ser. G,
                        5.00% due 7/1/2033            Baa1/A     1,781,692
      1,000,000         Puerto Rico Elect. Power
                        Auth. Ser. HH Rev.,
                        5.375% due 7/1/2030          Aaa/AAA     1,063,900
                                                               -----------
                                                                 5,576,067
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                                                      Rating
Principal                                            Moody's/
Amount                                                 S&P*          Value
--------------------------------------------------------------------------
SOUTH CAROLINA -- 5.0%
     $  350,000         Charleston Cnty., SC Sch.
                        Dist. Ref. Ser. B,
                        5.00% due 2/1/2016           Aa1/AA+   $   383,439
      1,250,000         Charleston, SC Wtrwks. &
                        Swr. Rev.,
                        5.25% due 1/1/2018           Aa3/AA-     1,379,250
      1,000,000         Mount Pleasant, SC Wtr. &
                        Swr. Rev. Ref. & Impt.,
                        5.25% due 12/1/2019          Aaa/AAA     1,111,280
      1,500,000         South Carolina St. G.O.,
                        5.65% due 7/1/2020 (2)       Aaa/AAA     1,674,015
                                                               -----------
                                                                 4,547,984
--------------------------------------------------------------------------
TENNESSEE -- 2.8%
      1,000,000         Knox Cnty., TN Pub. Impt.
                        G.O.,
                        5.375% due 5/1/2020           Aa2/AA     1,080,380
      1,340,000         Metro. Gov't. Nashville
                        Davidson Cnty., TN Ser. A,
                        5.25% due 10/1/2022          Aaa/AAA     1,452,131
                                                               -----------
                                                                 2,532,511
--------------------------------------------------------------------------
VIRGINIA -- 7.6%
      2,000,000         Fairfax Cnty., VA Econ.
                        Dev. Auth. Rev.,
                        5.00% due 6/1/2023           Aa1/AA+     2,113,420
      1,370,000         Fairfax Cnty., VA Wtr.
                        Auth. Rev. Ref.,
                        5.375% due 4/1/2020          Aa1/AAA     1,523,796
      1,500,000         Riverside, VA Regional Jail
                        Auth. Rev.,
                        5.00% due 7/1/2021           Aaa/AAA     1,618,500
      1,500,000         Virginia St. Pub. Sch.
                        Auth. Ser. A Rev.,
                        5.50% due 8/1/2018           Aa1/AA+     1,697,325
                                                               -----------
                                                                 6,953,041
--------------------------------------------------------------------------
WASHINGTON -- 3.4%
      1,500,000         Cowlitz Cnty., WA Sch.
                        Dist. G.O.,
                        5.50% due 12/1/2019           Aaa/NR     1,686,660
      1,250,000         Snohomish Cnty., WA G.O.,
                        5.375% due 12/1/2019         Aaa/AAA     1,385,813
                                                               -----------
                                                                 3,072,473
--------------------------------------------------------------------------
                        TOTAL MUNICIPAL BONDS
                          (COST $82,492,677)                    88,644,046
--------------------------------------------------------------------------
TOTAL INVESTMENTS -- 97.6%
  (COST $82,492,677)                                            88,644,046
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 2.4%                                       2,213,127
--------------------------------------------------------------------------
NET ASSETS -- 100%                                             $90,857,173
--------------------------------------------------------------------------

 *  Unaudited.

(1) Variable rate demand notes.

(2) Pre-refunded.

GLOSSARY:
    G.O. -- General Obligation.

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /   The Guardian Cash Management Fund


CORPORATE BONDS -- 10.3%
Principal                                   Maturity
Amount                                          Date          Value
-------------------------------------------------------------------
FINANCIAL-BANKS -- 0.4%
$ 2,500,000   Wells Fargo & Co.
                4.25%                      8/15/2003   $  2,507,045
-------------------------------------------------------------------
FINANCIAL-OTHER -- 2.0%
  2,200,000   Bear Stearns Cos., Inc.
                6.15%                       3/2/2004      2,273,424
              Lehman Brothers Hldgs.,
               Inc.
  1,000,000     6.625%                      4/1/2004      1,039,156
    900,000     7.36%                     12/15/2003        924,864
              Morgan Stanley
  8,110,000     5.625%                     1/20/2004      8,310,317
    500,000     7.125%                     8/15/2003        503,615
                                                       ------------
                                                         13,051,376
-------------------------------------------------------------------
FOOD AND BEVERAGE -- 2.1%
  2,460,000   Pepsi Bottling Hldgs.,
               Inc.
                5.375%                     2/17/2004+     2,521,102
 11,100,000   Unilever Capital Corp.
                6.75%                      11/1/2003     11,301,787
                                                       ------------
                                                         13,822,889
-------------------------------------------------------------------
FOOTWEAR -- 0.4%
  2,791,000   Nike, Inc.
                6.375%                     12/1/2003      2,851,686
-------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.0%
    250,000   Procter & Gamble Co.
                5.25%                      9/15/2003        251,882
-------------------------------------------------------------------
MERCHANDISING-MASS -- 1.4%
              Wal-Mart Stores, Inc.
  1,000,000     4.375%                      8/1/2003      1,002,159
  7,500,000     5.199%                      6/1/2004      7,778,243
                                                       ------------
                                                          8,780,402
-------------------------------------------------------------------
TELECOMMUNICATIONS -- 2.9%
  3,750,000   Bell Atlantic-NJ
                5.875%                      2/1/2004      3,848,141
  4,600,000   GTE California, Inc.
                6.75%                      3/15/2004      4,772,910
              New York Telephone Co.
  7,750,000     5.875%                      9/1/2003      7,812,465
  2,145,000     6.25%                      2/15/2004      2,209,523
                                                       ------------
                                                         18,643,039
-------------------------------------------------------------------
UTILITIES-ELECTRIC AND WATER -- 1.1%
  3,600,000   Alabama Power Co.
                5.35%                     11/15/2003      3,653,572
  3,150,000   Gulf Power Co.
                4.69%                       8/1/2003      3,158,216
                                                       ------------
                                                          6,811,788
-------------------------------------------------------------------
              TOTAL CORPORATE BONDS
                 (COST $66,720,107)                      66,720,107
-------------------------------------------------------------------

U.S. GOVERNMENT -- 3.1%
U.S. GOVERNMENT AGENCIES -- 3.1%
              FHLB
$ 5,000,000     1.375%                     5/12/2004   $  5,000,000
 15,000,000     1.40%                       3/8/2004     15,000,000
-------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT
                 (COST $20,000,000)                      20,000,000
-------------------------------------------------------------------

COMMERCIAL PAPER -- 59.8%
Principal                                   Maturity
Amount                                          Date          Value
-------------------------------------------------------------------
FINANCIAL -- 24.4%
AUTOMOTIVE -- 3.1%
$ 5,000,000   American Honda Fin. Corp.
                1.20%                      7/11/2003   $  4,998,333
              Toyota Motor Credit Corp.
 10,000,000     0.94%                      7/31/2003      9,992,167
  5,000,000     1.03%                      7/18/2003      4,997,568
                                                       ------------
                                                         19,988,068
-------------------------------------------------------------------
FINANCE COMPANIES -- 5.5%
  8,000,000   Alaska St. Housing Fin.
               Corp.
                1.27%                       7/2/2003      7,999,718
 10,000,000   Coca-Cola Financial Corp.
                1.03%                       8/6/2003      9,989,700
              Private Export Funding
               Corp.
  2,500,000     1.14%                      11/6/2003      2,489,867
  5,000,000     1.16%                      9/22/2003      4,986,628
  5,000,000     1.17%                     11/17/2003      4,977,412
  5,000,000     1.20%                      10/9/2003      4,983,333
                                                       ------------
                                                         35,426,658
-------------------------------------------------------------------
FINANCIAL-BANKS -- 11.4%
 12,500,000   Allied Irish Banks PLC
                1.23%                       7/7/2003     12,497,437
 15,000,000   Dexia Delaware LLC
                1.22%                      7/15/2003     14,992,883
              Dresdner Bank AG
 10,000,000     1.24%                      7/14/2003      9,995,522
  6,000,000     1.27%                      7/17/2003      5,996,614
              Societe Generale NA
  5,000,000     1.20%                      7/21/2003      4,996,667
 10,000,000     1.205%                      8/7/2003      9,987,615
  5,000,000     1.24%                       7/7/2003      5,000,000
 10,000,000   UBS Finance, Inc.
                1.00%                      9/10/2003      9,980,278
                                                       ------------
                                                         73,447,016
-------------------------------------------------------------------
FINANCIAL-OTHER -- 2.9%
              Barton Capital Corp.
    540,000     1.05%                      7/14/2003        539,795
  6,000,000     1.08%                       7/1/2003      6,000,000
  5,000,000   Goldman Sachs Group, Inc.
                1.18%                      8/28/2003+     4,990,494
  7,500,000   Govco, Inc.
                1.03%                      8/13/2003      7,490,773
                                                       ------------
                                                         19,021,062
-------------------------------------------------------------------
INSURANCE -- 1.5%
 10,000,000   American General Fin.
               Corp.
                1.02%                       7/8/2003      9,998,017
-------------------------------------------------------------------
              TOTAL FINANCIAL                           157,880,821
-------------------------------------------------------------------
INDUSTRIAL -- 35.4%
AUTOMOTIVE -- 1.6%
$10,000,000   Volkswagen of America,
               Inc.
                1.04%                       8/6/2003   $  9,989,600
-------------------------------------------------------------------
CHEMICALS -- 1.6%
 10,000,000   Lubrizol Corp.
                1.18%                      7/10/2003      9,997,050
-------------------------------------------------------------------
CONGLOMERATES -- 1.5%
 10,000,000   General Electric Capital
               Corp.
                1.17%                      8/12/2003      9,986,350
-------------------------------------------------------------------
COSMETICS AND TOILETRIES -- 1.6%
 10,000,000   L'Oreal USA, Inc.
                1.07%                       8/5/2003      9,989,597
-------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN CASH MANAGEMENT FUND
Schedule of Investments (Continued)

-------------------------------------------------------------------
Principal                                   Maturity
Amount                                          Date          Value
-------------------------------------------------------------------
DRUGS AND HOSPITALS -- 2.6%
              Pfizer, Inc.
$12,000,000     1.01%                      8/18/2003   $ 11,983,840
  5,000,000     1.04%                      7/24/2003      4,996,678
                                                       ------------
                                                         16,980,518
-------------------------------------------------------------------
EDUCATION -- 8.2%
 10,000,000   Columbia University
                1.22%                      7/21/2003      9,993,222
  5,000,000   Massachusetts Coll. of
               Pharmacy
                1.21%                       7/9/2003      4,998,656
              Northwestern University
  2,500,000     1.00%                      12/2/2003      2,489,305
  5,000,000     1.15%                      8/12/2003      4,993,292
  5,000,000     1.20%                       7/8/2003      4,998,833
  2,500,000     1.20%                     10/17/2003      2,491,000
  5,000,000     1.23%                       9/4/2003      4,988,896
              University of California
  5,000,000     1.19%                      8/12/2003      4,993,059
  7,997,000     1.195%                      8/7/2003      7,987,178
  5,000,000     1.20%                      8/12/2003      4,993,000
                                                       ------------
                                                         52,926,441
-------------------------------------------------------------------
ELECTRONICS AND INSTRUMENTS -- 4.2%
              Johnson Controls, Inc.
 10,000,000     1.19%                      9/26/2003      9,971,242
  7,500,000     1.20%                      7/28/2003      7,493,250
 10,000,000   Sharp Electronics
                1.03%                      8/14/2003      9,987,411
                                                       ------------
                                                         27,451,903
-------------------------------------------------------------------
FINANCIAL-OTHER -- 4.6%
              Chevron UK Invt. PLC
  5,000,000     0.92%                      8/22/2003+     4,993,355
 10,000,000     1.19%                      8/21/2003+     9,983,142
 15,000,000   Shell Finance UK
                1.22%                       7/9/2003     14,995,933
                                                       ------------
                                                         29,972,430
-------------------------------------------------------------------
FOOD AND BEVERAGE -- 2.3%
  4,875,000   Archer-Daniels-Midland Co.
                1.22%                       7/2/2003      4,874,835
  5,000,000   Brown-Forman Corp.
                1.19%                      7/11/2003      4,998,347
  5,000,000   Unilever Capital Corp.
                1.05%                      7/18/2003      4,997,521
                                                       ------------
                                                         14,870,703
-------------------------------------------------------------------
MACHINERY-INDUSTRIAL SPECIALTY -- 1.2%
  8,040,000   Stanley Works
                1.22%                      7/23/2003+     8,034,006
-------------------------------------------------------------------
METALS-MISCELLANEOUS -- 1.5%
 10,000,000   Rio Tinto America, Inc.
                1.05%                       9/5/2003      9,980,750
-------------------------------------------------------------------
PHARMACEUTICALS -- 2.0%
              Johnson & Johnson
  5,000,000     1.20%                       8/1/2003      4,994,833
  8,000,000     1.21%                      7/15/2003      7,996,236
                                                       ------------
                                                         12,991,069
-------------------------------------------------------------------

-------------------------------------------------------------------
Principal                                   Maturity
Amount                                          Date          Value
-------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.9%
$ 6,000,000   Verizon Network Funding
                1.04%                       7/3/2003   $  5,999,653
-------------------------------------------------------------------
UTILITIES-ELECTRIC AND WATER -- 1.6%
 10,000,000   Alabama Power Co.
                1.17%                       7/8/2003      9,997,725
-------------------------------------------------------------------
              TOTAL INDUSTRIAL                          229,167,795
-------------------------------------------------------------------
              TOTAL COMMERCIAL PAPER
                 (COST $387,048,616)                    387,048,616
-------------------------------------------------------------------

FLOATING RATE NOTES AND BONDS -- 22.1%
Principal                                      Reset
Amount                                         Date*          Value
-------------------------------------------------------------------
MUNICIPAL BONDS -- 22.1%
$ 3,710,000   Alaska St. Housing Fin.
               Corp.
                1.04%                      7/10/2003   $  3,710,000
 13,590,000   California Housing Fin.
               Agency
                1.10%                       7/9/2003     13,590,000
              Colorado Housing & Fin.
               Auth
  8,250,000     1.04%                       7/9/2003      8,250,000
 11,000,000     2.20%                      7/25/2003     11,000,086
  8,000,000   Connecticut St. Housing &
               Fin. Auth
                1.02%                      7/10/2003      8,000,000
 11,000,000   Los Angeles, CA Wtr. &
               Power
                1.02%                      7/10/2003     11,000,000
  8,000,000   Miami Dade Cnty. Florida
               Aviation
                1.09%                       7/9/2003      8,000,000
  4,000,000   Michigan St. Housing Dev.
               Auth
                1.04%                       7/9/2003      4,000,000
 22,530,000   New York City Trans.
                1.04%                       7/9/2003     22,530,000
              Sacramento Cnty., CA
 18,000,000     1.03%                       7/9/2003     18,000,000
  8,100,000     1.03%                       7/9/2003      8,100,000
              Utah Housing Corp. Single
               Family
  4,840,000     1.04%                       7/9/2003      4,840,000
  4,850,000     1.04%                       7/9/2003      4,850,000
  1,700,000     1.04%                       7/9/2003      1,700,000
  6,290,000     1.04%                       7/9/2003      6,290,000
              Utah St. Housing Fin.
               Agency
  3,550,000     1.04%                       7/9/2003      3,550,000
  5,480,000     1.04%                       7/9/2003      5,480,000
-------------------------------------------------------------------
              TOTAL FLOATING RATE NOTES
               AND BONDS
                 (COST $142,890,086)                    142,890,086
-------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

THE GUARDIAN CASH MANAGEMENT FUND
Schedule of Investments (Continued)


REPURCHASE AGREEMENT -- 3.9%
Principal
Amount                                                        Value
-------------------------------------------------------------------
$25,665,000   State Street Bank and Trust Co.
              repurchase agreement,
              dated 6/30/2003, maturity
              value $25,665,784 at
              1.10% due 7/1/2003 (1)
                (COST $25,665,000)                     $ 25,665,000
-------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.2%
  (COST $642,323,809)                                   642,323,809
CASH, RECEIVABLES AND OTHER ASSETS LESS
  LIABILITIES -- 0.8%                                     5,058,096
-------------------------------------------------------------------
NET ASSETS -- 100%                                     $647,381,905
-------------------------------------------------------------------

 +  Rule 144A restricted security.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

 *  Floating rate note. The rate shown is the rate in effect at June 30, 2003.

--------------------------------------------------------------------------------
See notes to financial statements.

/ /   The Park Avenue Portfolio

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)
---------------------------------------------------------------------

                                                               THE GUARDIAN     THE GUARDIAN   THE GUARDIAN    THE GUARDIAN
                                                                PARK AVENUE      UBS LARGE      PARK AVENUE     UBS SMALL
                                                                   FUND          CAP VALUE       SMALL CAP      CAP VALUE
                                                                                    FUND           FUND            FUND
                                                              -------------------------------------------------------------
ASSETS
    Investments, at identified cost (includes controlled
      affiliated issue of $132,417,999 and non controlled
      affiliated issue of $24,067,071 for GAAF).............  $ 1,242,770,560   $75,788,128    $136,469,983    $ 35,992,193
                                                              =============================================================
    Investments, at market -- Note 1 (includes controlled
      affiliated issue of $102,205,208 and non controlled
      affiliated issue of $26,106,921 for GAAF).............    1,282,911,897    86,874,249     160,041,265      41,104,823
    Cash....................................................              621           104             534             628
    Foreign Currency (cost $52,328 GBGIF and $228,917
      GBGEMF, respectively).................................               --            --              --              --
    Receivable for securities sold..........................       28,071,671            --       4,946,991         375,675
    Dividends receivable....................................        1,305,436       105,548          67,706          45,618
    Receivable for fund shares sold.........................          446,716         3,222          63,707          28,704
    Interest receivable.....................................              453            63             190              24
    Dividend reclaim receivable.............................               --            --              --              --
    Other assets............................................            7,351           541           1,169             342
                                                              -------------------------------------------------------------
        TOTAL ASSETS........................................    1,312,744,145    86,983,727     165,121,562      41,555,814
                                                              -------------------------------------------------------------
LIABILITIES
    Payable for securities purchased........................       15,489,988            --       8,520,054         305,842
    Payable for fund shares redeemed........................        2,003,894            18       2,093,064              18
    Accrued expenses........................................          290,997        79,099          30,120          68,836
    Payable for variation margin -- Note 1..................               --            --              --              --
    Due to custodian........................................               --            --              --              --
    Distributions payable...................................               --            --              --              --
    Accrued foreign capital gains tax.......................               --            --              --              --
    Payable for forward mortgage securities
      purchased -- Note 7...................................               --            --              --              --
    Due to affiliates.......................................          900,121        83,601         150,085          39,262
                                                              -------------------------------------------------------------
        TOTAL LIABILITIES...................................       18,685,000       162,718      10,793,323         413,958
                                                              -------------------------------------------------------------
        NET ASSETS..........................................  $ 1,294,059,145   $86,821,009    $154,328,239    $ 41,141,856
                                                              =============================================================
COMPONENTS OF NET ASSETS
    Shares of beneficial interest, at par...................  $       482,744   $    76,627    $    102,577    $     35,802
    Additional paid-in capital..............................    2,001,556,682    75,514,864     149,687,867      35,218,560
    Undistributed/(overdistributed) net investment income...          735,799       (54,816)       (520,545)        (43,982)
    Accumulated net realized gain/(loss) on investments and
      foreign currency related transactions.................     (748,857,417)      198,213     (18,512,942)        818,846
    Net unrealized appreciation/(depreciation) of
      investments and foreign currency related
      transactions..........................................       40,141,337    11,086,121      23,571,282       5,112,630
                                                              -------------------------------------------------------------
        NET ASSETS..........................................  $ 1,294,059,145   $86,821,009    $154,328,239    $ 41,141,856
                                                              =============================================================
NET ASSETS
    Class A.................................................  $ 1,116,490,014   $21,857,557    $121,351,888    $ 10,399,120
    Class B.................................................  $   165,055,265   $21,788,437    $ 18,608,031    $ 10,311,353
    Class C.................................................  $     6,223,815   $21,568,516    $  6,633,091    $ 10,204,306
    Class K.................................................  $     6,290,051   $21,606,499    $  7,735,229    $ 10,227,077
SHARES OF BENEFICIAL INTEREST OUTSTANDING -- $0.01 PAR VALUE
    Class A.................................................       41,419,493     1,928,107       7,984,620         903,488
    Class B.................................................        6,378,084     1,923,815       1,294,316         898,471
    Class C.................................................          243,269     1,904,392         463,647         889,135
    Class K.................................................          233,575     1,906,381         515,092         889,101
NET ASSET VALUE PER SHARE
    Class A.................................................           $26.96        $11.34          $15.20          $11.51
    Class B.................................................           $25.88        $11.33          $14.38          $11.48
    Class C.................................................           $25.58        $11.33          $14.31          $11.48
    Class K.................................................           $26.93        $11.33          $15.02          $11.50
MAXIMUM OFFERING PRICE PER SHARE
    Class A Only (Net Asset Value x 104.71%)*...............           $28.23        $11.87          $15.92          $12.05

 * Based on sale of less than $100,000. On sale of $100,000 or more, the offering price is reduced.

** No load is charged on Class A shares.

See notes to financial statements.

THE GUARDIAN   THE GUARDIAN    THE GUARDIAN      THE GUARDIAN     THE GUARDIAN   THE GUARDIAN                  THE GUARDIAN
   ASSET         S&P 500      BAILLIE GIFFORD   BAILLIE GIFFORD    INVESTMENT     HIGH YIELD    THE GUARDIAN       CASH
 ALLOCATION       INDEX        INTERNATIONAL       EMERGING         QUALITY          BOND        TAX-EXEMPT     MANAGEMENT
    FUND           FUND            FUND          MARKETS FUND      BOND FUND         FUND           FUND           FUND
---------------------------------------------------------------------------------------------------------------------------

$186,625,067  $157,913,843    $ 62,866,691       $47,203,271     $245,686,541   $63,685,043    $82,492,677    $642,323,809
===========================================================================================================================
154,018,856    134,915,543       63,985,484        52,463,369     254,357,840     67,742,743     88,644,046     642,323,809
        742         95,484               --               507         156,542         75,613      1,078,793          96,272
         --             --           52,039           229,253              --             --             --              --
         --             --          424,281           255,592              --      4,484,759             --      15,004,747
    102,193        162,762          102,898           137,896              --             --             --              --
     91,692        124,366        1,278,394           613,814          32,893         20,087         77,706       1,139,249
         61             86            1,205                 9       1,932,558      1,364,342      1,176,316       1,513,579
         --             --           77,558                --              --             --             --              --
      1,255          1,212              753               554           1,110            545            837           3,139
---------------------------------------------------------------------------------------------------------------------------
154,214,799    135,299,453       65,922,612        53,700,994     256,480,943     73,688,089     90,977,698     660,080,795
---------------------------------------------------------------------------------------------------------------------------
         --        200,817          491,240           261,639       1,253,252      4,593,918             --       8,514,334
    507,213         37,950          157,186           126,385       1,528,829      1,257,140         20,473       3,670,605
     46,114         17,913           27,681            40,833           8,334         11,988         28,359          77,256
     59,766             --               --                --              --             --             --              --
         --             --        2,317,858                --              --             --             --              --
         --             --              324                --         179,627             --          6,814             541
         --             --               --            50,488              --             --             --              --
         --             --               --                --      26,768,988             --             --              --
     42,256         70,863           23,813            22,953         170,070         64,561         64,879         436,154
---------------------------------------------------------------------------------------------------------------------------
    655,349        327,543        3,018,102           502,298      29,909,100      5,927,607        120,525      12,698,890
---------------------------------------------------------------------------------------------------------------------------
$153,559,450   $134,971,910    $ 62,904,510       $53,198,696     $226,571,843   $67,760,482    $90,857,173    $647,381,905
===========================================================================================================================
$   165,680    $   201,829     $     66,415       $    59,038     $   215,197    $    94,168    $    84,416    $  6,473,819
243,553,903    254,650,194      101,964,547        55,341,722     213,501,632     84,423,633     82,163,402     640,908,086
    537,137        118,381          380,390            (5,937)             --             --             --              --
            )
(57,533,647    (96,941,572)     (40,637,529)       (7,453,303)      4,183,715    (20,815,019)     2,457,986              --
            )
(33,163,623    (23,056,922)       1,130,687         5,257,176       8,671,299      4,057,700      6,151,369              --
---------------------------------------------------------------------------------------------------------------------------
$153,559,450   $134,971,910    $ 62,904,510       $53,198,696     $226,571,843   $67,760,482    $90,857,173    $647,381,905
===========================================================================================================================
$110,675,334   $111,592,345    $ 46,577,766       $30,200,741     $184,477,225   $40,759,293    $80,531,153    $612,259,098
$28,965,720    $ 9,573,752     $  5,764,431       $ 6,796,350     $21,091,395    $ 9,527,102             --    $ 17,056,667
$ 6,987,945    $ 7,327,580     $  4,694,738       $ 7,402,427     $11,254,095    $ 8,600,022    $10,326,020    $  9,139,572
$ 6,930,451    $ 6,478,233     $  5,867,575       $ 8,799,178     $ 9,749,128    $ 8,874,065             --    $  8,926,568
 11,938,391     16,682,048        4,840,425         3,278,687      17,521,426      5,663,786      7,482,133     612,259,098
  3,126,812      1,433,607          652,104           793,933       2,003,965      1,324,401             --      17,056,667
    754,372      1,098,402          529,531           862,606       1,069,233      1,195,862        959,435       9,139,572
    748,404        968,804          619,474           968,540         925,035      1,232,711             --       8,926,568
      $9.27          $6.69            $9.62             $9.21          $10.53          $7.20         $10.76           $1.00
      $9.26          $6.68            $8.84             $8.56          $10.52          $7.19             --           $1.00
      $9.26          $6.67            $8.87             $8.58          $10.53          $7.19         $10.76           $1.00
      $9.26          $6.69            $9.47             $9.08          $10.54          $7.20             --           $1.00
      $9.71          $7.01           $10.07             $9.64          $11.03          $7.54         $11.27           N/A**

/ /   The Park Avenue Portfolio

STATEMENTS OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)
---------------------------------------------------------------------

                                                                          THE GUARDIAN   THE GUARDIAN   THE GUARDIAN
                                                           THE GUARDIAN    UBS LARGE     PARK AVENUE     UBS SMALL
                                                           PARK AVENUE     CAP VALUE      SMALL CAP      CAP VALUE
                                                               FUND           FUND           FUND           FUND
                                                           ---------------------------------------------------------
INVESTMENT INCOME
    Dividends (includes $504,328 from a controlled
       affiliate and $436,838 from a non controlled
       affiliate for GAAF)...............................  $  9,582,408   $   730,192    $   476,139     $  320,607
    Interest.............................................       166,820        13,350         19,632          9,646
    Less: Foreign tax withheld...........................            --            --           (890)            --
                                                           ---------------------------------------------------------
         Total Income....................................     9,749,228       743,542        494,881        330,253
                                                           ---------------------------------------------------------
  EXPENSES:
    Investment advisory fees -- Note 2...................     3,135,694       258,001        519,542        143,863
    Administrative fees -- Class A -- Note 2.............     1,041,594        19,485        136,623          9,009
    Administrative fees -- Class B -- Note 2.............       199,745        19,462         20,823          9,025
    Administrative fees -- Class C -- Note 2.............         7,353        19,375          7,274          8,961
    Administrative fees -- Class K -- Note 2.............         7,257        19,389          8,462          8,971
    12b-1 fees -- Class B -- Note 3......................       599,235        58,385         62,468         27,074
    12b-1 fees -- Class C -- Note 3......................        22,060        58,125         21,822         26,883
    12b-1 fees -- Class K -- Note 3......................        11,611        31,023         13,538         14,353
    Transfer agent fees -- Class A.......................       775,796         9,360         70,936          9,546
    Transfer agent fees -- Class B.......................       242,416         9,304         27,938          9,331
    Transfer agent fees -- Class C.......................        17,747         9,193         15,174          9,176
    Transfer agent fees -- Class K.......................            --           733             --            733
    Custodian fees.......................................       106,201        33,308         54,858         36,069
    Trustees' fees -- Note 2.............................        41,804         1,715          3,981            877
    Registration fees....................................        31,080        30,421         29,238         30,421
    Legal fees...........................................        19,836        32,642            496         15,322
    Other................................................        96,044        18,836         22,253         14,621
                                                           ---------------------------------------------------------
          Total Expenses before Reimbursement and Custody
             credits.....................................     6,355,473       628,757      1,015,426        374,235
    Less: Expenses assumed by investment adviser -- Note
       2.................................................            --            --             --             --
          Custody credits -- Note 1......................            --            --             --             --
                                                           ---------------------------------------------------------
          Expenses Net of Reimbursement and Custody
credits..................................................     6,355,473       628,757      1,015,426        374,235
                                                           ---------------------------------------------------------
  NET INVESTMENT INCOME/(LOSS)...........................     3,393,755       114,785       (520,545)       (43,982)
                                                           ---------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCIES -- NOTE 4
    Net realized gain/(loss) on investments -- Note 1....   (90,711,379)      198,213     (4,337,041)       818,846
    Net realized loss on sale of affiliated underlying
       funds.............................................            --            --             --             --
    Net realized gains received from affiliated
       underlying funds..................................            --            --             --             --
    Foreign capital gains tax............................            --            --             --             --
    Net realized loss on foreign currency related
       transactions -- Note 1............................            --            --             --             --
    Net change in unrealized appreciation/(depreciation)
       on investments -- Note 4..........................   187,928,080    11,086,121     24,030,110      5,112,630
    Net change in unrealized depreciation from
       translation of other assets and liabilities
       denominated in foreign currencies -- Note 1.......            --            --             --             --
                                                           ---------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
    FOREIGN CURRENCIES...................................    97,216,701    11,284,334     19,693,069      5,931,476
                                                           ---------------------------------------------------------
       NET INCREASE IN NET ASSETS FROM OPERATIONS........  $100,610,456   $11,399,119    $19,172,524     $5,887,494
                                                           =========================================================

See notes to financial statements.

THE GUARDIAN   THE GUARDIAN    THE GUARDIAN      THE GUARDIAN     THE GUARDIAN   THE GUARDIAN                  THE GUARDIAN
   ASSET         S&P 500      BAILLIE GIFFORD   BAILLIE GIFFORD    INVESTMENT     HIGH YIELD    THE GUARDIAN       CASH
 ALLOCATION       INDEX        INTERNATIONAL       EMERGING         QUALITY          BOND        TAX-EXEMPT     MANAGEMENT
    FUND           FUND            FUND          MARKETS FUND      BOND FUND         FUND           FUND           FUND
---------------------------------------------------------------------------------------------------------------------------

$ 1,135,476    $ 1,074,436      $ 1,177,942       $   817,502              --             --             --             --
     32,308         13,451            9,396             3,476      $4,705,211     $2,722,434     $2,114,724     $4,568,935
         --             --         (142,512)          (86,215)             --             --             --             --
---------------------------------------------------------------------------------------------------------------------------
  1,167,784      1,087,887        1,044,826           734,763       4,705,211      2,722,434      2,114,724      4,568,935
---------------------------------------------------------------------------------------------------------------------------
    475,726        152,522          255,906           238,626         551,041        188,887        233,795      1,686,265
    132,453        126,442           60,990            34,442         225,049         47,261        104,614        799,353
     34,602         10,716            6,800             7,537          25,221         11,002             --         21,665
      8,058          8,032            5,430             7,951          13,571         10,071         12,283         11,442
      7,858          7,332            6,751             9,726          11,679         10,369             --         10,673
    103,806         32,148           20,401            22,610          75,664         33,006             --         64,995
     24,174         24,095           16,291            23,854          40,712         30,214         36,849         34,324
     12,574         11,731           10,801            15,562          18,687         16,590             --         17,076
     86,851         21,228           52,069            19,738          48,051         18,130         18,893        237,094
     34,902         18,890           21,819            17,406          21,323         17,621             --         15,436
     16,731         16,331           15,861            17,321          16,202         15,761         15,863          3,528
         --             --               --                --              --             --             --          1,583
     53,182         73,986          132,559           150,877          73,053         47,469         33,534         79,966
      5,224          3,804            2,063             1,367           6,981          1,908          3,270         22,160
     29,779         45,831           33,796            30,082          42,248         29,366         11,315         31,701
      1,642          4,134            1,552               783           2,480            826            826          9,706
     19,973         28,661           21,219            18,268          23,811         18,520         18,191         46,267
---------------------------------------------------------------------------------------------------------------------------
  1,047,535        585,883          664,308           616,150       1,195,773        497,001        489,433      3,093,234
   (557,192)      (194,562)              --                --        (123,941)      (149,601)       (40,285)      (110,188)
         --             --               --                --              --             --        (14,847)            --
---------------------------------------------------------------------------------------------------------------------------
    490,343        391,321          664,308           616,150       1,071,832        347,400        434,301      2,983,046
---------------------------------------------------------------------------------------------------------------------------
    677,441        696,566          380,518           118,613       3,633,379      2,375,034      1,680,423      1,585,889
---------------------------------------------------------------------------------------------------------------------------
   (897,005)      (338,882)      (3,539,100)       (1,724,639)      4,521,907        939,935      2,457,648             --
   (652,564)            --               --                --              --             --             --             --
     42,644             --               --                --              --             --             --             --
         --             --               --           (45,193)             --             --             --             --
         --             --             (540)          (48,684)             --             --             --             --
 16,519,382     13,134,107        8,925,813         8,343,547       1,142,449      3,721,799       (477,511)            --
         --             --           (6,007)             (309)             --             --             --             --
---------------------------------------------------------------------------------------------------------------------------
 15,012,457     12,795,225        5,380,166         6,524,722       5,664,356      4,661,734      1,980,137             --
---------------------------------------------------------------------------------------------------------------------------
$15,689,898    $13,491,791      $ 5,760,684       $ 6,643,335      $9,297,735     $7,036,768     $3,660,560     $1,585,889
===========================================================================================================================

/ /   The Park Avenue Portfolio

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         THE GUARDIAN             THE GUARDIAN
                                             THE GUARDIAN               UBS LARGE CAP              PARK AVENUE
                                           PARK AVENUE FUND               VALUE FUND             SMALL CAP FUND
                                    -------------------------------   ------------------   ---------------------------
                                                                         PERIOD FROM
                                      SIX MONTHS                      FEBRUARY 3, 2003+     SIX MONTHS
                                        ENDED          YEAR ENDED             TO              ENDED        YEAR ENDED
                                       JUNE 30,       DECEMBER 31,         JUNE 30,          JUNE 30,     DECEMBER 31,
                                         2003             2002               2003              2003           2002
                                     (UNAUDITED)       (AUDITED)         (UNAUDITED)       (UNAUDITED)     (AUDITED)
                                    ----------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
   Net investment income/(loss)...  $    3,393,755   $    6,268,512      $   114,785       $   (520,545)  $(1,034,582)
   Net realized gain/(loss) on
    investments and foreign
    currency related
    transactions..................     (90,711,379)    (269,243,443)         198,213         (4,337,041)   (7,577,860)
   Net change in unrealized
    appreciation/ (depreciation)
    of investments and foreign
    currency related
    transactions..................     187,928,080     (151,728,126)      11,086,121         24,030,110   (21,018,611)
                                    ----------------------------------------------------------------------------------
   NET INCREASE/(DECREASE) IN NET
    ASSETS
   RESULTING FROM OPERATIONS......     100,610,456     (414,703,057)      11,399,119         19,172,524   (29,631,053)
                                    ----------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income
    Class A.......................      (7,367,811)      (4,310,369)         (69,943)                --            --
    Class B.......................              --               --          (25,664)                --            --
    Class C.......................              --               --          (25,489)                --            --
    Class K.......................         (20,780)              --          (48,505)                --            --
   Net realized gain on
    investments and foreign
    currency related transactions
    Class A.......................              --               --               --                 --            --
    Class B.......................              --               --               --                 --            --
    Class C.......................              --               --               --                 --            --
    Class K.......................              --               --               --                 --            --
                                    ----------------------------------------------------------------------------------
    TOTAL DIVIDENDS AND
      DISTRIBUTIONS TO
      SHAREHOLDERS................      (7,388,591)      (4,310,369)        (169,601)                --            --
                                    ----------------------------------------------------------------------------------
 FROM CAPITAL SHARE TRANSACTIONS:
   Net increase/(decrease) in net
    assets from capital share
    transactions -- Note 8........     (98,620,667)    (350,930,660)      75,591,491         (6,408,496)   (4,165,700)
                                    ----------------------------------------------------------------------------------
   NET INCREASE/(DECREASE) IN NET
    ASSETS........................      (5,398,802)    (769,944,086)      86,821,009         12,764,028   (33,796,753)
NET ASSETS:
Beginning of period...............   1,299,457,947    2,069,402,033               --        141,564,211   175,360,964
                                    ----------------------------------------------------------------------------------
End of period*....................  $1,294,059,145   $1,299,457,947      $86,821,009       $154,328,239   $141,564,211
                                    ----------------------------------------------------------------------------------
                                    ----------------------------------------------------------------------------------

* Includes
 undistributed/(distributions in
 excess) of net investment income
 of...............................  $      735,799   $    4,730,635      $   (54,816)      $   (520,545)  $        --
+ Commencement of operations.

                                       THE GUARDIAN
                                       UBS SMALL CAP             THE GUARDIAN
                                        VALUE FUND           ASSET ALLOCATION FUND
                                    -------------------   ---------------------------
                                        PERIOD FROM
                                     FEBRUARY 3, 2003+     SIX MONTHS
                                            TO               ENDED        YEAR ENDED
                                         JUNE 30,           JUNE 30,     DECEMBER 31,
                                           2003               2003           2002
                                        (UNAUDITED)       (UNAUDITED)     (AUDITED)
                                    -------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
   Net investment income/(loss)...      $   (43,982)      $    677,441   $  2,650,316
   Net realized gain/(loss) on
    investments and foreign
    currency related
    transactions..................          818,846         (1,506,925)   (12,406,127)
   Net change in unrealized
    appreciation/ (depreciation)
    of investments and foreign
    currency related
    transactions..................        5,112,630         16,519,382    (35,892,162)
                                    -------------------------------------------------
   NET INCREASE/(DECREASE) IN NET
    ASSETS
   RESULTING FROM OPERATIONS......        5,887,494         15,689,898    (45,647,973)
                                    -------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income
    Class A.......................               --         (1,836,343)    (2,611,441)
    Class B.......................               --           (225,527)      (296,792)
    Class C.......................               --            (29,885)       (39,379)
    Class K.......................               --            (81,064)       (92,412)
   Net realized gain on
    investments and foreign
    currency related transactions
    Class A.......................               --                 --             --
    Class B.......................               --                 --             --
    Class C.......................               --                 --             --
    Class K.......................               --                 --             --
                                    -------------------------------------------------
    TOTAL DIVIDENDS AND
      DISTRIBUTIONS TO
      SHAREHOLDERS................               --         (2,172,819)    (3,040,024)
                                    -------------------------------------------------
 FROM CAPITAL SHARE TRANSACTIONS:
   Net increase/(decrease) in net
    assets from capital share
    transactions -- Note 8........       35,254,362        (12,210,167)   (28,957,348)
                                    -------------------------------------------------
   NET INCREASE/(DECREASE) IN NET
    ASSETS........................       41,141,856          1,306,912    (77,645,345)
NET ASSETS:
Beginning of period...............               --        152,252,538    229,897,883
                                    -------------------------------------------------
End of period*....................      $41,141,856       $153,559,450   $152,252,538
                                    -------------------------------------------------
                                    -------------------------------------------------
* Includes
 undistributed/(distributions in
 excess) of net investment income
 of...............................      $   (43,982)      $    537,137   $  2,032,514
+ Commencement of operations.

See notes to financial statements.

                                                                          THE GUARDIAN
               THE GUARDIAN                  THE GUARDIAN               BAILLIE GIFFORD                THE GUARDIAN
                 S&P 500                   BAILLIE GIFFORD                  EMERGING                INVESTMENT QUALITY
                INDEX FUND                INTERNATIONAL FUND              MARKETS FUND                   BOND FUND
       ----------------------------   --------------------------   --------------------------   ---------------------------
        SIX MONTHS                    SIX MONTHS                   SIX MONTHS                    SIX MONTHS
          ENDED        YEAR ENDED        ENDED       YEAR ENDED       ENDED       YEAR ENDED       ENDED        YEAR ENDED
         JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,    JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,
           2003           2002           2003           2002          2003           2002           2003           2002
       (UNAUDITED)      (AUDITED)     (UNAUDITED)    (AUDITED)     (UNAUDITED)    (AUDITED)     (UNAUDITED)     (AUDITED)
---------------------------------------------------------------------------------------------------------------------------
       $    696,566   $  2,264,690    $   380,518   $    89,833    $   118,613   $  (188,253)   $  3,633,379   $ 7,971,762
           (338,882)   (95,822,692)    (3,539,640)  (22,615,441)    (1,818,516)    2,907,671       4,521,907       962,427
         13,134,107     18,959,704      8,919,806     5,673,231      8,343,238    (6,026,178)      1,142,449     7,351,497
---------------------------------------------------------------------------------------------------------------------------
         13,491,791    (74,598,298)     5,760,684   (16,852,377)     6,643,335    (3,306,760)      9,297,735    16,285,686
---------------------------------------------------------------------------------------------------------------------------
           (548,715)    (2,164,053)       (63,805)           --             --            --      (3,077,666)   (6,694,956)
            (19,902)       (28,553)            --            --             --            --        (269,409)     (572,072)
            (14,803)       (22,264)            --            --             --            --        (145,084)     (354,303)
            (21,911)       (43,052)            --            --             --            --        (141,220)     (350,431)
                 --             --             --            --             --            --        (301,855)     (465,319)
                 --             --             --            --             --            --         (35,488)      (52,987)
                 --             --             --            --             --            --         (18,341)      (29,434)
                 --             --             --            --             --            --         (15,839)      (25,176)
---------------------------------------------------------------------------------------------------------------------------
           (605,331)    (2,257,922)       (63,805)           --             --            --      (4,004,902)   (8,544,678)
---------------------------------------------------------------------------------------------------------------------------
          1,587,363   (103,976,012)    (6,126,152)  (21,180,662)      (757,787)   10,313,357      11,347,080    26,728,214
---------------------------------------------------------------------------------------------------------------------------
         14,473,823   (180,832,232)      (429,273)  (38,033,039)     5,885,548     7,006,597      16,639,913    34,469,222
        120,498,087    301,330,319     63,333,783   101,366,822     47,313,148    40,306,551     209,931,930   175,462,708
---------------------------------------------------------------------------------------------------------------------------
       $134,971,910   $120,498,087    $62,904,510   $63,333,783    $53,198,696   $47,313,148    $226,571,843   $209,931,930
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
       $    118,381   $     27,146    $   380,390   $    63,677    $    (5,937)  $  (124,550)   $         --   $        --


                 THE GUARDIAN                                                                    THE GUARDIAN
                  HIGH YIELD                             THE GUARDIAN                          CASH MANAGEMENT
                   BOND FUND                           TAX-EXEMPT FUND                               FUND
        -------------------------------        --------------------------------        --------------------------------
        SIX MONTHS                              SIX MONTHS                              SIX MONTHS
           ENDED            YEAR ENDED            ENDED             YEAR ENDED            ENDED             YEAR ENDED
         JUNE 30,          DECEMBER 31,          JUNE 30,          DECEMBER 31,          JUNE 30,          DECEMBER 31,
           2003                2002                2003                2002                2003                2002
        (UNAUDITED)         (AUDITED)          (UNAUDITED)          (AUDITED)          (UNAUDITED)          (AUDITED)
---------------------------------------------------------------------------------------------------------------------------
        $ 2,375,034        $ 4,541,788         $  1,680,423        $ 4,478,043         $  1,585,889        $  6,145,223
            939,935         (5,394,424)           2,457,648          1,826,662                   --                  --
          3,721,799          1,260,183             (477,511)         5,144,825                   --                  --
---------------------------------------------------------------------------------------------------------------------------
          7,036,768            407,547            3,660,560         11,449,530            1,585,889           6,145,223
---------------------------------------------------------------------------------------------------------------------------
         (1,472,811)        (2,763,882)          (1,536,355)        (4,191,275)          (1,554,609)         (6,042,276)
           (310,720)          (606,359)                  --                 --              (15,278)            (37,641)
           (284,204)          (563,588)            (144,068)          (286,768)              (7,961)            (19,989)
           (307,299)          (607,959)                  --                 --               (8,041)            (45,317)
                 --                 --             (115,361)        (1,983,160)                  --                  --
                 --                 --                   --                 --                   --                  --
                 --                 --              (14,828)          (168,362)                  --                  --
                 --                 --                   --                 --                   --                  --
---------------------------------------------------------------------------------------------------------------------------
         (2,375,034)        (4,541,788)          (1,810,612)        (6,629,565)          (1,585,889)         (6,145,223)
---------------------------------------------------------------------------------------------------------------------------
          5,215,242          4,489,847          (34,585,569)         2,313,675          (47,092,866)         56,129,038
---------------------------------------------------------------------------------------------------------------------------
          9,876,976            355,606          (32,735,621)         7,133,640          (47,092,866)         56,129,038
         57,883,506         57,527,900          123,592,794        116,459,154          694,474,771         638,345,733
---------------------------------------------------------------------------------------------------------------------------
        $67,760,482        $57,883,506         $ 90,857,173        $123,592,794        $647,381,905        $694,474,771
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
        $        --        $        --         $         --        $        --         $         --        $         --

/ /   The Guardian Investment Quality Bond Fund

STATEMENT OF CASH FLOWS

Six Months Ended June 30, 2003 (Unaudited)
---------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
     Net increase in net assets resulting from operations...  $   9,297,735
       Adjustments to reconcile net increase in net assets
        resulting from
          operations to net cash provided by operating
        activities:
            Purchases of long-term securities...............   (320,606,287)
            Proceeds from sales of long-term securities.....    292,761,133
            Proceeds from mortgage paydown securities.......     13,526,503
            Premium amortization/discount accretion, net....        245,183
            Purchases of short-term investments, net........     (9,857,682)
            Increase in receivables.........................        (91,464)
            Decrease in payables............................        (24,655)
            Net realized gain on investments................     (4,521,907)
            Net change in unrealized appreciation of
            investments.....................................     (1,142,449)
                                                              -------------
                Net cash provided by operating activities...    (20,413,890)
                                                              -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
          Proceeds from Fund shares sold....................     32,976,160
          Payments for Fund shares redeemed.................    (23,369,907)
          Cash distributions paid...........................       (602,271)
          Proceeds from the financing of dollar roll
         transactions, net..................................     11,524,775
                                                              -------------
                Net cash used in financing activities.......     20,528,757
                                                              -------------
     INCREASE IN CASH.......................................        114,867
CASH
     Beginning of period....................................         41,675
                                                              -------------
     End of period..........................................  $     156,542
                                                              -------------
                                                              -------------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
     Non-cash financing activities not included above:
          Reinvestment of distributions.....................  $   3,402,631
                                                              -------------
                                                              -------------

See notes to financial statements.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003 (Unaudited)

The Park Avenue Portfolio

/ /   The Guardian Park Avenue Fund

/ /   The Guardian UBS Large Cap Value Fund

/ /   The Guardian Park Avenue Small Cap Fund

/ /   The Guardian UBS Small Cap Value Fund

/ /   The Guardian Asset Allocation Fund

/ /   The Guardian S&P 500 Index Fund

/ /   The Guardian Baillie Gifford International Fund

/ /   The Guardian Baillie Gifford Emerging Markets Fund

/ /   The Guardian Investment Quality Bond Fund

/ /   The Guardian High Yield Bond Fund

/ /   The Guardian Tax-Exempt Fund

/ /   The Guardian Cash Management Fund

NOTE 1.  ORGANIZATION AND ACCOUNTING POLICIES

     The Park Avenue Portfolio (the Portfolio) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), which is organized as a business trust under the laws of the Commonwealth of Massachusetts. The Portfolio consists of twelve series, namely: The Guardian Park Avenue Fund (GPAF); The Guardian UBS Large Cap Value Fund (GULCVF); The Guardian Park Avenue Small Cap Fund (GPASCF); The Guardian UBS Small Cap Value Fund (GUSCVF); The Guardian Asset Allocation Fund
(GAAF); The Guardian S&P 500 Index Fund (GSP500F); The Guardian Baillie Gifford International Fund (GBGIF); The Guardian Baillie Gifford Emerging Markets Fund (GBGEMF); The Guardian Investment Quality Bond Fund (GIQBF); The Guardian High Yield Bond Fund (GHYBF); The Guardian Tax-Exempt Fund (GTEF); and The Guardian Cash Management Fund (GCMF). The series are collectively referred to herein as the "Funds". The Portfolio has added a new series, effective July 30, 2003: The Guardian Low Duration Bond Fund (GLDBF). GLDBF had not commenced operations as of June 30, 2003.

     On February 3, 2003, GULCVF and GUSCVF commenced operations. GULCVF sold 937,500 shares for each of Class A, Class B, Class C and Class K shares to The Guardian Life Insurance Company of America (Guardian Life) for $9,375,000 each. GUSCVF sold 437,500 shares for each of Class A, Class B, Class C and Class K shares to Guardian Life for $4,375,000 each.

     The Funds offer up to five classes of shares: Class A, Class B, Class C, Class K and the Institutional Class. Each of the Funds offers Class A shares. Class A shares are sold with an initial sales load of up to 4.50% and an administrative fee of up to .25% on an annual basis of the Funds' average daily net assets. Class B shares are offered by all of the Funds, except for GTEF. Class B shares are sold without an initial sales load but are subject to a 12b-1 fee of .75% and an administrative fee of .25% on an annual basis of the Funds' Class B average daily net assets, and a contingent deferred sales load (CDSL) of up to 3% imposed on certain redemptions. Each of the Funds offers Class C shares. Class C shares are sold without an initial sales load but are subject to a 12b-1 fee of .75% and an administrative fee of .25% on an annual basis of the Funds' Class C average daily net assets, and a CDSL of up to 1% imposed on certain redemptions. Class K shares are offered by all of the Funds, except for GTEF. Class K shares are sold without an initial sales load but are subject to a 12b-1 fee of .40% and an administrative fee of .25% on an annual basis of the Funds' Class K average daily net assets, and a CDSL of up to 1% imposed on certain redemptions. Institutional Class shares are offered by GPAF, GPASCF, GAAF, GSP500F, GBGIF, GBGEMF, GIQBF and GHYBF. As of June 30, 2003, none of the Funds had issued Institutional Class shares. Institutional Class shares are offered at net asset value, without an initial or contingent deferred sales load. All classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Significant accounting policies of the Funds are as follows:

Investments

     Securities listed on domestic or foreign securities exchanges are valued at the last sales price of such exchanges, or if no sale occurred, at the mean of the bid and asked prices. Securities that are traded on the NASDAQ National Securities Market are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued using the last sale price, when available. Otherwise, over-the-counter securities are valued at the mean between the bid and asked prices or yield equivalents as obtained from one or more dealers that make a market in the securities. In GAAF, investments in the underlying Funds are valued at the closing net asset value of each underlying Fund on the day of valuation.

     Pursuant to valuation procedures approved by the Board of Trustees, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgement of the Service, are valued at the bid price, except for GTEF. In GTEF, debt securities are valued at the mean between the bid and asked prices obtained by the Service. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

     Other securities, including securities for which market quotations are not readily available (such as certain mortgage-backed securities and restricted securities) are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees.

     Repurchase agreements are carried at cost which approximates market value (see Note 5). Short-term securities held by the Funds are valued on an amortized cost basis which approximates market value but does not take into account unrealized gains and losses. GCMF values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act.

     Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

     Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/ discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

     All income, expenses (other than class-specific expenses) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include any items that are specifically attributed to a particular class, are charged directly to such class. For the six months ended June 30, 2003, distribution, administrative and transfer agent fees were the only class-specific expenses.

Foreign Currency Translation

     GPAF, GULCVF, GPASCF, GUSCVF, GAAF, GBGIF, GBGEMF and GHYBF are permitted to buy international securities that are not U.S. dollar denominated. Their books and records are maintained in U.S. dollars as follows:

     (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

     (2) Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

     The resulting gains and losses are included in the Statement of Operations as follows:

     Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gains or losses on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains or losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

     GPAF, GULCVF, GPASCF, GUSCVF, GAAF, GBGIF, GBGEMF and GHYBF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of its investments that are denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by the Fund. When forward contracts are closed, the Fund will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. The Funds will not enter into a forward foreign currency contract if such contract would obligate the applicable Fund to deliver an amount of foreign currency in excess of the value of the Funds' portfolio securities or other assets denominated in that currency.

Futures Contracts

     GULCVF, GUSCVF, GAAF, GSP500F, GBGIF, GBGEMF, GIQBF, GHYBF and GTEF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by the Funds. The daily changes in the variation margin are recognized as unrealized gains or losses by the Funds. The Funds' investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices. In addition, GAAF may enter into financial futures contracts for non-hedging purposes. Should interest or exchange rates or securities prices or prices of futures contracts move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

     Dividends from net investment income are declared and accrued daily and are paid monthly for GIQBF, GHYBF and GTEF, and declared and paid semi-annually for GPAF, GULCVF, GPASCF, GUSCVF, GAAF, GSP500F, GBGIF and GBGEMF. Net realized short-term and long-term capital gains for these Funds will be distributed at least annually. Dividends from GCMF's net investment income, which includes any net realized capital gains or losses, are declared and accrued daily and paid monthly on the last business day of each month.

     All dividends and distributions are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income.

Taxes

     Each Fund has qualified and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code (Code), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

     Withholding taxes on foreign interest, dividends and capital gains in GBGIF and GBGEMF have been provided for in accordance with the applicable country's tax rules and rates.

Expense Reductions

     GTEF has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, GTEF's custodian fees were reduced by $14,847 under this arrangement. GTEF could have employed the uninvested assets to produce income if GTEF had not entered into such arrangement.

Reclassification of Capital Accounts

     The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

NOTE 2.  INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO OR FROM RELATED PARTIES

     Guardian Investor Services LLC (GIS), an indirect wholly-owned subsidiary of Guardian Life, provides investment advisory services to each of the Funds (except GBGIF and GBGEMF). Fees for investment advisory services are at an annual rate of .50% of the average daily net assets of each Fund, except for GPASCF, GSP500F and GHYBF, which pay GIS an annual rate of .75%, .25% and .60%, respectively, of their average daily net assets.

     GAAF is subject to a contractual annual advisory fee of .65% of its average daily net assets. However, GIS has agreed to a waiver of .15% of GAAF's annual advisory fee when GAAF is operated as a "fund of funds" so that GAAF's effective advisory fee is .50% of its average daily net assets. There are no duplicative advisory and administrative service fees charged to GAAF on assets invested in other

Guardian Funds. Under an SEC exemptive order, advisory and administrative fees are paid at the underlying Fund level.

     GULCVF pays investment advisory fees to GIS at an annual rate of .83% of its average daily net assets. GUSCVF pays investment advisory fees to GIS at an annual rate of 1.00% of its average daily net assets for the first $50 million and an annual rate of .95% of its average daily net assets in excess of $50 million. GIS has entered into a sub-investment advisory agreement with UBS Global Asset Management (Americas), Inc. (UBS Global AM). UBS Global AM is responsible for the day-to-day management of GULCVF and GUSCVF. GIS continually monitors and evaluates the performance of UBS Global AM. As compensation for its services, GIS pays UBS Global AM at an annual rate of .43% of GULCVF's average daily net assets and at an annual rate of .60% for the first $50 million and at an annual rate of .55% in excess of $50 million of GUSCVF's average daily net assets. Payment of sub-investment advisory fees does not represent a separate or additional expense to GULCVF or GUSCVF.

     For the six months ended June 30, 2003, GIS voluntarily assumed a portion of the ordinary operating expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) that exceeded a percentage of the average daily net assets of the respective Funds, by class, as follows:

 FUND    CLASS A   CLASS B   CLASS C   CLASS K
 ----    -------   -------   -------   -------
GSP500F   .53%      1.28%     1.28%     0.93%
GIQBF     .85%      1.60%     1.60%     1.25%
GHYBF     .85%      1.60%     1.60%     1.25%
GTEF      .85%        N/A     1.60%       N/A
GCMF      .85%      1.60%     1.60%     1.25%

     For the six months ended June 30, 2003, GIS voluntarily assumed a portion of certain Funds' expenses based on their respective average daily net assets as follows:

---------------------------------------------------------
                        GSP500F*
---------------------------------------------------------
                    CLASS A   CLASS B   CLASS C   CLASS K
                    -------   -------   -------   -------
Ordinary Operating
  Expenses           .27%      .27%      .27%      .23%
12b-1 Fees             --      .40%      .46%        --
                     ----      ----      ----      ----
                     .27%      .67%      .73%      .23%
                     ====      ====      ====      ====

---------------------------------------------------------
                         GIQBF*
---------------------------------------------------------
                    CLASS A   CLASS B   CLASS C   CLASS K
                    -------   -------   -------   -------
Ordinary Operating
  Expenses           .09%      .09%      .09%      .04%
12b-1 Fees             --      .16%      .24%        --
                     ----      ----      ----      ----
                     .09%      .25%      .33%      .04%
                     ====      ====      ====      ====

---------------------------------------------------------
                         GHYBF*
---------------------------------------------------------
                    CLASS A   CLASS B   CLASS C   CLASS K
                    -------   -------   -------   -------
Ordinary Operating
  Expenses           .40%      .40%      .40%      .31%
12b-1 Fees             --      .31%      .30%        --
                     ----      ----      ----      ----
                     .40%      .71%      .70%      .31%
                     ====      ====      ====      ====

---------------------------------------------------------
                          GTEF*
---------------------------------------------------------
                                        CLASS A   CLASS C
                                        -------   -------
Ordinary Operating Expenses              .09%      .09%
12b-1 Fees                                 --      .27%
                                         ----      ----
                                         .09%      .36%
                                         ====      ====

---------------------------------------------------------
                          GCMF*
---------------------------------------------------------
                              CLASS A   CLASS B   CLASS C
                              -------   -------   -------
Administrative Fees            .03%      .14%      .03%
                               ====      ====      ====
* Annualized.

     For the six months ended June 30, 2003 GIS voluntarily assumed $194,562, $123,941, $149,601, $40,285 and $110,188 of the ordinary operating expenses of GSP500F, GIQBF, GHYBF, GTEF and GCMF, respectively.

     The Portfolio, on behalf of GBGIF and GBGEMF, has an investment management agreement with Guardian Baillie Gifford Limited (GBG), a Scottish corporation owned by The Guardian Insurance & Annuity Company, Inc. (GIAC), a wholly-owned subsidiary of Guardian Life and Baillie Gifford Overseas Limited (BG Overseas). GBG is responsible for the overall investment management of GBGIF and GBGEMF's portfolios, subject to the supervision of the Portfolio's Board of Trustees. GBG has entered into a sub-investment management agreement with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of GBGIF and GBGEMF. GBG continually monitors and evaluates the performance of BG Overseas. As compensation for its services, GBGIF and GBGEMF pay GBG annual investment management fees of .80% and 1.00%, respectively, of their respective average daily net assets. One half of these fees is payable by GBG to BG Overseas for its services. Payment of the sub-investment management fee does not represent a separate or additional expense to GBGIF or GBGEMF.

     The Guardian Fund Complex pays trustees who are not "interested persons" (as defined in the 1940 Act) fees consisting of a $5,000 per meeting and an annual retainer of $30,500, allocated among all funds in the Guardian Fund Complex based on relative average daily net assets. Board committee members also receive a fee of $2,000 per committee meeting, which also is allocated among all funds in the Guardian Fund Complex based on relative average daily net assets. GIS pays compensation to certain trustees who are interested persons. Certain officers and trustees of the Funds are affiliated with GIS.

     Park Avenue Securities LLC (PAS), a wholly-owned subsidiary of GIAC and an affiliate of GIS distributes the Portfolio's shares as a retail broker-dealer. For the six months ended June 30, 2003, PAS received $168,991 for brokerage commissions from the Portfolio.

Administrative Services Agreement

     Pursuant to the Administrative Services Agreement adopted by the Funds on behalf of the Class A, Class B, Class C and Class K shares, each of the Funds, except GPAF, pays GIS an administrative service fee at an annual rate of .25% of the Funds' average daily net assets. GPAF pays this fee to GIS at an annual rate of up to .25% of the average daily net assets for which a "dealer of record" has been designated. For the six months ended June 30, 2003, GPAF Class A shares paid GIS an annualized rate of .19% of its average daily net assets pursuant to the Administrative Services Agreement.

NOTE 3.  UNDERWRITING AGREEMENT AND DISTRIBUTION PLAN
     The Portfolio has entered into an Underwriting Agreement with GIS pursuant to which GIS serves as the principal underwriter for shares of the Funds. For the six months ended June 30, 2003, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

        FUND               COMMISSIONS    FUND       COMMISSIONS
        ----               -----------    ----       -----------
GPAF                         $19,858     GBGEMF        $  166
GPASCF                         1,503     GIQBF          2,356
GAAF                             300     GHYBF          3,416
GSP500F                          763     GTEF           1,917
GBGIF                            648

     Under Distribution Plans adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), each Fund is authorized to pay a monthly 12b-1 fee for certain classes of shares at an annual rate of .75% of average daily net assets of the Fund's Class B and Class C shares and .40% of average daily net assets of the Fund's Class K shares as compensation for distribution-related services provided to the Class B, Class C and Class K shares of those Funds.

     GIS is entitled to retain any CDSL imposed on certain Class B, Class C and Class K share redemptions. For the six months ended June 30, 2003, such charges on Class B, Class C and Class K were as follows:

          FUND            CLASS B    CLASS C   CLASS K
          ----            --------   -------   -------
GPAF....................  $135,849   $  362        --
GPASCF..................    10,757      118        --
GAAF....................    26,654    1,009        --
GSP500F.................     3,896      181    $    6
GBGIF...................     2,485       70         4
GBGEMF..................     1,060       91        --
GIQBF...................     6,497    2,237         6
GHYBF...................     2,212       --        --
GTEF....................        --      222        --
GCMF....................    32,097       --     2,378

NOTE 4.  INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales of securities (excluding short-term securities) for the six months ended June 30, 2003 were as follows:

-----------------------------------------------------
                           GPAF             GULCVF
-----------------------------------------------------
Purchases              $437,852,541       $77,613,970
Proceeds                537,633,834         4,081,054
-----------------------------------------------------
                          GPASCF            GUSCVF
-----------------------------------------------------
Purchases              $ 71,033,780       $45,036,200
Proceeds                 73,191,326        10,633,854
-----------------------------------------------------
                           GAAF             GSP500F
-----------------------------------------------------
Purchases              $    275,000       $ 3,003,055
Proceeds                  9,809,701         1,609,549
-----------------------------------------------------
                          GBGIF             GBGEMF
-----------------------------------------------------
Purchases              $ 11,914,836       $14,920,507
Proceeds                 17,556,594        16,027,767
-----------------------------------------------------
                          GIQBF              GHYBF
-----------------------------------------------------
Purchases              $320,847,269       $49,028,376
Proceeds                292,761,133        41,075,500
-----------------------------------------------------
                           GTEF
-----------------------------------------------------
Purchases              $ 21,097,788
Proceeds                 52,870,742
-----------------------------------------------------

     The cost of investments owned at June 30, 2003 for federal income tax purposes was substantially the same as the cost for financial reporting purposes for the Funds. The gross unrealized appreciation and depreciation of investments excluding foreign currency and futures at June 30, 2003, were as follows:

                           GPAF              GULCVF
                       ------------       ------------
Appreciation           $103,538,222       $ 11,647,395
(Depreciation)          (63,396,885)          (561,274)
                       ------------       ------------
NET UNREALIZED
  APPRECIATION         $ 40,141,337       $ 11,086,121
                       ============       ============

                          GPASCF             GUSCVF
                       ------------       ------------
Appreciation           $ 25,947,645       $  5,343,545
(Depreciation)           (2,376,363)          (230,915)
                       ------------       ------------
NET UNREALIZED
  APPRECIATION         $ 23,571,282       $  5,112,630
                       ============       ============

                           GAAF             GSP500F
                       ------------       ------------
Appreciation           $  2,933,491       $ 12,903,287
(Depreciation)          (35,539,702)       (35,901,587)
                       ------------       ------------
NET UNREALIZED
  DEPRECIATION         $(32,606,211)      $(22,998,300)
                       ============       ============

                          GBGIF              GBGEMF
                       ------------       ------------
Appreciation           $  6,760,952       $  7,723,139
(Depreciation)           (5,642,159)        (2,463,041)
                       ------------       ------------
NET UNREALIZED
  APPRECIATION         $  1,118,793       $  5,260,098
                       ============       ============

                          GIQBF              GHYBF
                       ------------       ------------
Appreciation           $  8,793,972       $  4,723,877
(Depreciation)             (122,673)          (666,177)
                       ------------       ------------
NET UNREALIZED
  APPRECIATION         $  8,671,299       $  4,057,700
                       ============       ============

                           GTEF
                       ------------
Appreciation           $  6,193,428
(Depreciation)              (42,059)
                       ------------
NET UNREALIZED
  APPRECIATION         $  6,151,369
                       ============

NOTE 5.  REPURCHASE AGREEMENTS

     The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, the applicable Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

NOTE 6.  REVERSE REPURCHASE AGREEMENTS

     GAAF, GIQBF and GHYBF may enter into reverse repurchase agreements with banks or third party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time GAAF, GIQBF and GHYBF enter into a reverse repurchase agreement, the Funds establish and segregate cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GAAF, GIQBF and GHYBF may be unable to deliver the securities when the Funds seek to repurchase them.

NOTE 7.  DOLLAR ROLL TRANSACTIONS

     GAAF, GIQBF and GHYBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by GAAF, GIQBF and GHYBF may be unable to deliver the securities when the Funds seek to repurchase them.

NOTE 8.  SHARES OF BENEFICIAL INTEREST

     There is an unlimited number of $0.01 par value shares of beneficial interest authorized, divided into five classes, designated as Class A, Class B, Class C, Class K and Institutional Class shares. As of June 30, 2003: (i) GPAF, GPASCF, GAAF, GSP500F, GBGIF, GBGEMF, GIQBF and GHYBF offered all five classes;
(ii) GTEF offered Class A and Class C shares; and (iii) GULCVF, GUSCVF and GCMF offered Class A, Class B, Class C and Class K shares. Through June 30, 2003, no Institutional Class shares of the Funds were sold.

     Transactions in shares of beneficial interest were as follows:

/ / THE GUARDIAN PARK AVENUE FUND

                                             Six Months                                    Six Months
                                               Ended                Year Ended               Ended                Year Ended
                                           June 30, 2003        December 31, 2002        June 30, 2003        December 31, 2002
                                            (Unaudited)             (Audited)             (Unaudited)             (Audited)
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                     1,188,685              3,071,277        $    29,853,209        $    87,019,350
Shares issued in reinvestment of
  dividends                                       259,157                144,059              7,134,249              4,193,466
Shares repurchased                             (4,793,941)           (14,071,395)          (121,188,910)          (391,653,154)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                   (3,346,099)           (10,856,059)       $   (84,201,452)       $  (300,440,338)
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                       136,368                316,116        $     3,358,194        $     8,756,755
Shares repurchased                               (739,644)            (2,232,897)           (17,754,657)           (59,546,800)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                     (603,276)            (1,916,781)       $   (14,396,463)       $   (50,790,045)
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                        10,609                 51,819        $       252,288        $     1,532,408
Shares repurchased                                (15,073)               (51,896)              (356,731)            (1,335,406)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                            (4,464)                   (77)       $      (104,443)       $       197,002
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                         2,400                  4,015        $        61,086        $       103,216
Shares issued in reinvestment of
  dividends                                           755                     --                 20,781                     --
Shares repurchased                                     (7)                   (20)                  (176)                  (495)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                        3,148                  3,995        $        81,691        $       102,721
---------------------------------------------------------------------------------------------------------------------------------

/ / THE GUARDIAN UBS LARGE CAP VALUE FUND

                                            Period from                                   Period from
                                         February 3, 2003+                             February 3, 2003+
                                          to June 30,2003                               to June 30,2003
                                            (Unaudited)                                   (Unaudited)
----------------------------------------------------------------------------------------------------------
                                               Shares                                        Amount
----------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                     1,922,046                               $    18,966,116
Shares issued in reinvestment of
  dividends                                         6,061                                        69,880
----------------------------------------------------------------------------------------------------------
NET INCREASE                                    1,928,107                               $    19,035,996
----------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                     1,921,589                               $    18,951,853
Shares issued in reinvestment of
  dividends                                         2,226                                        25,664
----------------------------------------------------------------------------------------------------------
NET INCREASE                                    1,923,815                               $    18,977,517
----------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                     1,902,181                               $    18,752,050
Shares issued in reinvestment of
  dividends                                         2,211                                        25,489
----------------------------------------------------------------------------------------------------------
NET INCREASE                                    1,904,392                               $    18,777,539
----------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                     1,902,174                               $    18,751,934
Shares issued in reinvestment of
  dividends                                         4,207                                        48,505
----------------------------------------------------------------------------------------------------------
NET INCREASE                                    1,906,381                               $    18,800,439
----------------------------------------------------------------------------------------------------------

+ Commencement of operations.

/ / THE GUARDIAN PARK AVENUE SMALL CAP FUND

                                             Six Months                                    Six Months
                                               Ended                Year Ended               Ended                Year Ended
                                           June 30, 2003        December 31, 2002        June 30, 2003        December 31, 2002
                                            (Unaudited)             (Audited)             (Unaudited)             (Audited)
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                       633,483              2,782,741        $     8,633,861        $    42,101,323
Shares repurchased                             (1,057,650)            (3,255,243)           (14,290,133)           (46,439,000)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                     (424,167)              (472,502)       $    (5,656,272)       $    (4,337,677)
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                        33,934                217,932        $       445,376        $     3,217,947
Shares repurchased                                (99,822)              (240,199)            (1,238,090)            (3,301,687)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                      (65,888)               (22,267)       $      (792,714)       $       (83,740)
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                         2,338                 21,118        $        29,727        $       298,183
Shares repurchased                                 (1,386)                (6,407)               (17,093)               (87,676)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                          952                 14,711        $        12,634        $       210,507
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                         2,118                  3,317        $        27,899        $        45,210
Shares repurchased                                     (4)                    --                    (43)                    --
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                        2,114                  3,317        $        27,856        $        45,210
---------------------------------------------------------------------------------------------------------------------------------

/ / THE GUARDIAN UBS SMALL CAP VALUE FUND

                                            Period from                                   Period from
                                         February 3, 2003+                             February 3, 2003+
                                          to June 30,2003                               to June 30,2003
                                            (Unaudited)                                   (Unaudited)
------------------------------------------------------------------------------------------------------------
                                               Shares                                        Amount
------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                       903,488                               $     8,911,126
------------------------------------------------------------------------------------------------------------
NET INCREASE                                      903,488                               $     8,911,126
------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                       898,471                               $     8,840,497
------------------------------------------------------------------------------------------------------------
NET INCREASE                                      898,471                               $     8,840,497
------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                       890,496                               $     8,767,328
Shares repurchased                                 (1,361)                                      (15,799)
------------------------------------------------------------------------------------------------------------
NET INCREASE                                      889,135                               $     8,751,529
------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                       889,103                               $     8,751,228
Shares repurchased                                     (2)                                          (18)
------------------------------------------------------------------------------------------------------------
NET INCREASE                                      889,101                               $     8,751,210
------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

/ / THE GUARDIAN ASSET ALLOCATION FUND

                                             Six Months                                    Six Months
                                               Ended                Year Ended               Ended                Year Ended
                                           June 30, 2003        December 31, 2002        June 30, 2003        December 31, 2002
                                            (Unaudited)             (Audited)             (Unaudited)             (Audited)
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                       438,902              1,524,801        $     3,842,134        $    14,387,848
Shares issued in reinvestment of
  dividends                                       186,848                257,058              1,767,587              2,516,751
Shares repurchased                             (1,776,067)            (4,314,488)           (15,127,758)           (39,879,710)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                   (1,150,317)            (2,532,629)       $    (9,518,037)       $   (22,975,111)
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                        72,668                239,318        $       636,110        $     2,266,828
Shares issued in reinvestment of
  dividends                                        22,771                 29,270                215,405                286,492
Shares repurchased                               (425,500)              (972,783)            (3,600,141)            (8,982,368)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                     (330,061)              (704,195)       $    (2,748,626)       $    (6,429,048)
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                         3,227                 56,416        $        29,021        $       562,704
Shares issued in reinvestment of
  dividends                                         3,114                  3,956                 29,461                 38,735
Shares repurchased                                (23,222)               (39,534)              (196,044)              (359,141)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                           (16,881)                20,838        $      (137,562)       $       242,298
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                        13,042                 13,246        $       113,071        $       112,101
Shares issued in reinvestment of
  dividends                                         8,578                  9,429                 81,064                 92,412
Shares repurchased                                     (8)                    --                    (77)                    --
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       21,612                 22,675        $       194,058        $       204,513
---------------------------------------------------------------------------------------------------------------------------------

/ / THE GUARDIAN S&P 500 INDEX FUND

                                             Six Months                                    Six Months
                                               Ended                Year Ended               Ended                Year Ended
                                           June 30, 2003        December 31, 2002        June 30, 2003        December 31, 2002
                                            (Unaudited)             (Audited)             (Unaudited)             (Audited)
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                       536,606              1,830,415        $     3,380,589        $    11,566,863
Shares issued in reinvestment of
  dividends                                         6,093                 86,617                 41,554                605,220
Shares repurchased                               (447,491)           (20,356,324)            (2,644,619)          (118,000,511)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                            95,208            (18,439,292)       $       777,524        $  (105,828,428)
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                       120,725                342,017        $       758,789        $     2,343,329
Shares issued in reinvestment of
  dividends                                         2,821                  4,430                 19,223                 27,713
Shares repurchased                                (94,380)              (173,276)              (560,883)            (1,146,882)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       29,166                173,171        $       217,129        $     1,224,160
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                        81,609                187,627        $       506,477        $     1,400,528
Shares issued in reinvestment of
  dividends                                         2,161                  3,553                 14,716                 22,207
Shares repurchased                                (10,173)              (130,517)               (60,536)              (874,323)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       73,597                 60,663        $       460,657        $       548,412
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                        17,893                  6,165        $       110,813        $        36,792
Shares issued in reinvestment of
  dividends                                         3,213                  6,734                 21,911                 43,052
Shares repurchased                                   (106)                    --                   (671)                    --
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       21,000                 12,899        $       132,053        $        79,844
---------------------------------------------------------------------------------------------------------------------------------

/ / THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND

                                             Six Months                                    Six Months
                                               Ended                Year Ended               Ended                Year Ended
                                           June 30, 2003        December 31, 2002        June 30, 2003        December 31, 2002
                                            (Unaudited)             (Audited)             (Unaudited)             (Audited)
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                     7,011,157             26,379,926        $    62,634,145        $   268,688,195
Shares issued in reinvestment of
  dividends                                         5,545                     --                 54,899                     --
Shares repurchased                             (7,563,916)           (28,286,267)           (68,579,366)          (288,753,391)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                     (547,214)            (1,906,341)       $    (5,890,322)       $   (20,065,196)
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                        18,756                552,901        $       151,676        $     4,895,940
Shares repurchased                                (47,476)              (664,735)              (388,652)            (6,002,347)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                      (28,720)              (111,834)       $      (236,976)       $    (1,106,407)
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                         1,002                 94,458        $         8,933        $       753,032
Shares repurchased                                 (3,089)               (94,502)               (24,844)              (763,931)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                       (2,087)                   (44)       $       (15,911)       $       (10,899)
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                         2,024                    209        $        17,509        $         1,840
Shares repurchased                                    (49)                    --                   (452)                    --
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                        1,975                    209        $        17,057        $         1,840
---------------------------------------------------------------------------------------------------------------------------------

/ / THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND

                                             Six Months                                    Six Months
                                               Ended                Year Ended               Ended                Year Ended
                                           June 30, 2003        December 31, 2002        June 30, 2003        December 31, 2002
                                            (Unaudited)             (Audited)             (Unaudited)             (Audited)
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                     1,359,451              2,084,844        $    11,226,683        $    19,196,380
Shares repurchased                             (1,469,367)            (1,037,525)           (12,298,507)            (9,382,580)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                          (109,916)             1,047,319        $    (1,071,824)       $     9,813,800
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                        51,213                973,656        $       420,903        $     7,741,707
Shares repurchased                                (47,715)              (937,516)              (389,935)            (7,477,413)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                        3,498                 36,140        $        30,968        $       264,294
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                        42,114                 28,313        $       350,725        $       239,626
Shares repurchased                                (13,279)                (5,667)              (104,265)               (44,448)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       28,835                 22,646        $       246,460        $       195,178
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                         4,593                  4,995        $        36,609        $        40,085
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                        4,593                  4,995        $        36,609        $        40,085
---------------------------------------------------------------------------------------------------------------------------------

/ / THE GUARDIAN INVESTMENT QUALITY BOND FUND

                                             Six Months                                    Six Months
                                               Ended                Year Ended               Ended                Year Ended
                                           June 30, 2003        December 31, 2002        June 30, 2003        December 31, 2002
                                            (Unaudited)             (Audited)             (Unaudited)             (Audited)
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                     2,820,005             11,341,936        $    29,191,984        $   113,553,764
Shares issued in reinvestment of
  dividends and distributions                     268,055                517,494              2,796,905              5,207,398
Shares repurchased                             (2,160,726)            (9,956,834)           (22,502,338)           (99,280,342)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      927,334              1,902,596        $     9,486,551        $    19,480,820
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                       285,384              1,016,356        $     2,974,387        $    10,196,034
Shares issued in reinvestment of
  dividends and distributions                      27,625                 59,127                288,240                594,614
Shares repurchased                               (187,133)              (519,717)            (1,959,421)            (5,196,692)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      125,876                555,766        $     1,303,206        $     5,593,956
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                        36,605                114,498        $       379,474        $     1,152,765
Shares issued in reinvestment of
  dividends and distributions                      15,376                 37,890                160,427                380,474
Shares repurchased                                (28,674)               (28,439)              (296,295)              (286,467)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       23,307                123,949        $       243,606        $     1,246,772
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                        15,101                  3,060        $       157,378        $        31,059
Shares issued in reinvestment of
  dividends and distributions                      15,035                 37,363                157,059                375,607
Shares repurchased                                    (69)                    --                   (720)                    --
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       30,067                 40,423        $       313,717        $       406,666
---------------------------------------------------------------------------------------------------------------------------------

/ / THE GUARDIAN HIGH YIELD BOND FUND

                                             Six Months                                    Six Months
                                               Ended                Year Ended               Ended                Year Ended
                                           June 30, 2003        December 31, 2002        June 30, 2003        December 31, 2002
                                            (Unaudited)             (Audited)             (Unaudited)             (Audited)
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                     1,067,520              1,022,945        $     7,426,104        $     7,149,700
Shares issued in reinvestment of
  dividends                                       205,563                398,176              1,432,912              2,727,625
Shares repurchased                               (674,747)            (1,059,195)            (4,805,292)            (7,319,978)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      598,336                361,926        $     4,053,724        $     2,557,347
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                        72,751                141,649        $       504,931        $       961,254
Shares issued in reinvestment of
  dividends                                        42,231                 85,305                293,758                584,043
Shares repurchased                                (37,011)              (119,806)              (255,476)              (814,725)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       77,971                107,148        $       543,213        $       730,572
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                        36,782                  4,786        $       265,605        $        32,953
Shares issued in reinvestment of
  dividends                                        40,768                 82,282                283,519                563,430
Shares repurchased                                (34,744)                  (377)              (250,158)                (2,525)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       42,806                 86,691        $       298,966        $       593,858
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                         1,712                     17        $        12,042        $           113
Shares issued in reinvestment of
  dividends                                        44,132                 88,726                307,297                607,957
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       45,844                 88,743        $       319,339        $       608,070
---------------------------------------------------------------------------------------------------------------------------------

/ / THE GUARDIAN TAX-EXEMPT FUND

                                             Six Months                                    Six Months
                                               Ended                Year Ended               Ended                Year Ended
                                           June 30, 2003        December 31, 2002        June 30, 2003        December 31, 2002
                                            (Unaudited)             (Audited)             (Unaudited)             (Audited)
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                       462,010              2,805,928        $     4,883,326        $    29,029,828
Shares issued in reinvestment of
  dividends and distributions                     150,731                580,929              1,603,578              6,051,465
Shares repurchased                             (3,964,605)            (3,227,880)           (41,420,765)           (33,353,923)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                        (3,351,864)               158,977        $   (34,933,861)       $     1,727,370
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                        29,090                 39,077        $       310,681        $       417,830
Shares issued in reinvestment of
  dividends and distributions                      14,861                 43,565                158,364                453,798
Shares repurchased                                (11,494)               (26,469)              (120,753)              (285,324)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       32,457                 56,173        $       348,292        $       586,304
---------------------------------------------------------------------------------------------------------------------------------

/ / THE GUARDIAN CASH MANAGEMENT FUND

                                                                   Six Months
                                                                     Ended                Year Ended
                                                                 June 30, 2003        December 31, 2002
                                                                  (Unaudited)             (Audited)
---------------------------------------------------------------------------------------------------------
                                                                         Shares @ $1 per share
---------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                                         109,410,975            537,843,107
Shares issued in reinvestment of dividends                            1,548,012              5,976,666
Shares repurchased                                                 (156,859,105)          (491,705,217)
---------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                             (45,900,118)            52,114,556
---------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                                           3,803,910             25,578,371
Shares issued in reinvestment of dividends                               14,224                 34,808
Shares repurchased                                                   (5,246,964)           (22,812,305)
---------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                              (1,428,830)             2,800,874
---------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                                             144,984                942,599
Shares issued in reinvestment of dividends                                7,863                 19,777
Shares repurchased                                                     (343,701)              (123,627)
---------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                (190,854)               838,749
---------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                                           1,316,643                393,942
Shares issued in reinvestment of dividends                                8,022                 45,312
Shares repurchased                                                     (897,729)               (64,395)
---------------------------------------------------------------------------------------------------------
NET INCREASE                                                            426,936                374,859
---------------------------------------------------------------------------------------------------------

NOTE 9.  LINE OF CREDIT

     A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the six months ended June 30, 2003, none of the Funds borrowed against this line of credit.

     The Funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of .08% per annum on the average daily unused portion of the revolving credit.

NOTE 10.  INVESTMENTS IN AFFILIATES(1)

     A summary of GAAF transactions in affiliated securities during the six months ended June 30, 2003 is set forth below:

-----------------------------------------------------------------------------------------------------------------------------
                                                 Balance of                             Balance of                  Dividends
                                                   Shares        Gross                    Shares                    Included
                                                    Held       Purchases     Gross         Held         Value          in
                                                December 31,      and      Sales and     June 30,      June 30,     Dividend
                Name of Issuer                      2002       Additions   Reductions      2003          2003        Income
-----------------------------------------------------------------------------------------------------------------------------
Non-Controlled Affiliates
 The Guardian Investment Quality Bond Fund,
 Class A                                          2,479,290         --           --      2,479,290   $ 26,106,921   $436,838
-----------------------------------------------------------------------------------------------------------------------------
Majority-Owned Subsidiary
 The Guardian S&P 500 Index Fund, Class A        15,466,689     40,801      230,179     15,277,311    102,205,208    504,328
-----------------------------------------------------------------------------------------------------------------------------


                                                Net Realized
                                                 Gains from    Net Realized
                                                 Underlying        Loss
                Name of Issuer                     Funds         on Sales
----------------------------------------------  ---------------------------
Non-Controlled Affiliates
 The Guardian Investment Quality Bond Fund,
 Class A                                          $42,644              --
---------------------------------------------------------------------------
Majority-Owned Subsidiary
 The Guardian S&P 500 Index Fund, Class A              --       $(652,564)
---------------------------------------------------------------------------

(1) Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities. Majority-owned subsidiaries include issuers on which the Fund held 50% or more of the outstanding voting securities.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                                        NET REALIZED
                                                                                        & UNREALIZED
                                                                                       GAIN/(LOSS) ON
                                                                                        INVESTMENTS     INCREASE/
                                                              NET ASSET      NET        AND FOREIGN     (DECREASE)   DIVIDENDS
                                                               VALUE,     INVESTMENT      CURRENCY         FROM       FROM NET
                                                              BEGINNING    INCOME/        RELATED       INVESTMENT   INVESTMENT
                                                              OF PERIOD     (LOSS)      TRANSACTIONS    OPERATIONS     INCOME
                                                              -----------------------------------------------------------------
THE GUARDIAN PARK AVENUE FUND
      CLASS A:
        Six months ended 6/30/2003++........................   $25.03       $ 0.10        $  2.01        $  2.11       $(0.18)
        Year ended 12/31/2002...............................    32.00         0.17          (7.06)         (6.89)       (0.08)
        Year ended 12/31/2001...............................    41.18         0.12          (9.06)         (8.94)       (0.03)
        Year ended 12/31/2000...............................    59.42        (0.09)        (10.57)        (10.66)       (0.00)+++
        Year ended 12/31/1999...............................    51.88         0.13          15.04          15.17        (0.08)
        Year ended 12/31/1998...............................    46.12         0.35           9.38           9.73        (0.34)
      CLASS B:
        Six months ended 6/30/2003++........................    23.99        (0.08)          1.97           1.89           --
        Year ended 12/31/2002...............................    30.88        (0.20)         (6.69)         (6.89)          --
        Year ended 12/31/2001...............................    40.08        (0.23)         (8.76)         (8.99)          --
        Year ended 12/31/2000...............................    58.57        (0.43)        (10.48)        (10.91)          --
        Year ended 12/31/1999...............................    51.59        (0.31)         14.84          14.53           --
        Year ended 12/31/1998...............................    46.02        (0.08)          9.28           9.20           --
      CLASS C:
        Six months ended 6/30/2003++........................    23.75        (0.08)          1.91           1.83           --
        Year ended 12/31/2002...............................    30.64        (0.19)         (6.70)         (6.89)          --
        Year ended 12/31/2001...............................    39.85        (0.25)         (8.75)         (9.00)          --
        Period from 8/7/2000+ to 12/31/2000.................    58.01        (0.11)        (12.59)        (12.70)          --
      CLASS K:
        Six months ended 6/30/2003++........................    24.96         0.04           2.02           2.06        (0.09)
        Year ended 12/31/2002...............................    31.93         0.05          (7.02)         (6.97)          --
        Period from 5/15/2001+ to 12/31/2001................    35.55         0.00          (3.41)         (3.41)          --
THE GUARDIAN UBS LARGE CAP VALUE FUND
      CLASS A:
        Period from 2/3/2003+ to 6/30/2003++................    10.00         0.03           1.35           1.38        (0.04)
      CLASS B:
        Period from 2/3/2003+ to 6/30/2003++................    10.00         0.00           1.34           1.34        (0.01)
      CLASS C:
        Period from 2/3/2003+ to 6/30/2003++................    10.00         0.00           1.34           1.34        (0.01)
      CLASS K:
        Period from 2/3/2003+ to 6/30/2003++................    10.00         0.02           1.34           1.36        (0.03)
THE GUARDIAN PARK AVENUE SMALL CAP FUND
      CLASS A:
        Six months ended 6/30/2003++........................    13.30        (0.04)          1.94           1.90           --
        Year ended 12/31/2002...............................    15.74        (0.07)         (2.37)         (2.44)          --
        Year ended 12/31/2001...............................    16.93        (0.06)         (1.13)         (1.19)          --
        Year ended 12/31/2000...............................    17.48        (0.05)         (0.37)         (0.42)          --
        Year ended 12/31/1999...............................    12.80        (0.07)          4.75           4.68           --
        Year ended 12/31/1998...............................    13.77        (0.03)         (0.83)         (0.86)          --
      CLASS B:
        Six months ended 6/30/2003++........................    12.64        (0.10)          1.84           1.74           --
        Year ended 12/31/2002...............................    15.10        (0.20)         (2.26)         (2.46)          --
        Year ended 12/31/2001...............................    16.39        (0.20)         (1.09)         (1.29)          --
        Year ended 12/31/2000...............................    17.06        (0.20)         (0.34)         (0.54)          --
        Year ended 12/31/1999...............................    12.61        (0.19)          4.64           4.45           --
        Year ended 12/31/1998...............................    13.67        (0.15)         (0.80)         (0.95)          --
      CLASS C:
        Six months ended 6/30/2003++........................    12.59        (0.11)          1.83           1.72           --
        Year ended 12/31/2002...............................    15.07        (0.22)         (2.26)         (2.48)          --
        Year ended 12/31/2001...............................    16.39        (0.21)         (1.11)         (1.32)          --
        Period from 8/7/2000+ to 12/31/2000.................    19.37        (0.08)         (2.77)         (2.85)          --
      CLASS K:
        Six months ended 6/30/2003++........................    13.15        (0.06)          1.93           1.87           --
        Year ended 12/31/2002...............................    15.62        (0.11)         (2.36)         (2.47)          --
        Period from 5/15/2001+ to 12/31/2001................    15.71        (0.07)         (0.02)         (0.09)          --

 + Commencement of operations.
 ++ Unaudited.
+++ Rounds to less than $0.01.

 DISTRIBUTIONS
      FROM                                                    RATIOS/SUPPLEMENTAL DATA
  NET REALIZED                               -----------------------------------------------------------
    GAIN ON                                                                         NET
  INVESTMENTS      NET ASSET                   NET ASSETS,                      INVESTMENT
  AND FOREIGN       VALUE,                       END OF          EXPENSES      INCOME/(LOSS)   PORTFOLIO
CURRENCY RELATED    END OF      TOTAL            PERIOD         TO AVERAGE      TO AVERAGE     TURNOVER
  TRANSACTIONS      PERIOD     RETURN*       (000'S OMITTED)    NET ASSETS      NET ASSETS       RATE
--------------------------------------------------------------------------------------------------------
         --         $26.96        8.41%(a)     $1,116,490          0.88%(b)         0.67%(b)       36%
         --          25.03      (21.56)         1,120,351          0.87             0.51           60
     $(0.21)         32.00      (21.75)         1,779,818          0.83             0.31          143
      (7.58)         41.18      (18.62)         2,589,059          0.79            (0.16)         108
      (7.55)         59.42       30.25          3,334,722          0.77             0.24           74
      (3.63)         51.88       21.30          2,990,767          0.78             0.72           55
         --          25.88        7.88(a)         165,055          1.85(b)         (0.30)(b)       36
         --          23.99      (22.31)           167,471          1.83            (0.44)          60
      (0.21)         30.88      (22.46)           274,761          1.75            (0.61)         143
      (7.58)         40.08      (19.34)           431,206          1.67            (1.03)         108
      (7.55)         58.57       29.13            507,764          1.67            (0.66)          74
      (3.63)         51.59       20.16            389,489          1.70            (0.21)          55
         --          25.58        7.71(a)           6,224          2.15(b)         (0.60)(b)       36
         --          23.75      (22.49)             5,884          2.07            (0.67)          60
      (0.21)         30.64      (22.62)             7,594          1.96            (0.81)         143
      (5.46)         39.85      (21.79)(a)          8,222          2.18(b)         (1.29)(b)      108
         --          26.93        8.24(a)           6,290          1.20(b)          0.36(b)        36
         --          24.96      (21.83)             5,752          1.21             0.19           60
      (0.21)         31.93       (9.63)(a)          7,229          1.22(b)          0.02(b)       143
         --          11.34       13.76(a)          21,858          1.58(b)          0.81(b)         6
         --          11.33       13.43(a)          21,788          2.33(b)          0.07(b)         6
         --          11.33       13.43(a)          21,569          2.33(b)          0.07(b)         6
         --          11.33       13.55(a)          21,606          1.87(b)          0.52(b)         6
         --          15.20       14.29(a)         121,352          1.29(b)         (0.58)(b)       52
         --          13.30      (15.50)           111,803          1.25            (0.45)         108
         --          15.74       (7.03)           139,774          1.28            (0.37)         131
      (0.13)         16.93       (2.35)           150,022          1.25            (0.31)         125
         --          17.48       36.56            119,032          1.34            (0.48)          92
      (0.11)         12.80       (6.35)           127,525          1.32            (0.29)          63
         --          14.38       13.77(a)          18,608          2.25(b)         (1.53)(b)       52
         --          12.64      (16.29)            17,189          2.19            (1.40)         108
         --          15.10       (7.87)            20,876          2.18            (1.27)         131
      (0.13)         16.39       (3.11)            24,977          2.12            (1.18)         125
         --          17.06       35.29             22,430          2.23            (1.36)          92
      (0.11)         12.61       (7.05)            22,122          2.17            (1.14)          63
         --          14.31       13.66(a)           6,633          2.43(b)         (1.72)(b)       52
         --          12.59      (16.46)             5,824          2.40            (1.60)         108
         --          15.07       (8.05)             6,752          2.34            (1.43)         131
      (0.13)         16.39      (14.67)(a)          7,033          2.22(b)         (1.12)(b)      125
         --          15.02       14.22(a)           7,735          1.56(b)         (0.84)(b)       52
         --          13.15      (15.81)             6,748          1.55            (0.75)         108
         --          15.62       (0.57)(a)          7,959          1.61(b)         (0.77)(b)      131

 *  Excludes the effect of sales load.
(a) Not annualized.
(b) Annualized.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                                        NET REALIZED
                                                                                        & UNREALIZED
                                                                                       GAIN/(LOSS) ON
                                                                                        INVESTMENTS     INCREASE/
                                                              NET ASSET      NET        AND FOREIGN     (DECREASE)   DIVIDENDS
                                                               VALUE,     INVESTMENT      CURRENCY         FROM       FROM NET
                                                              BEGINNING    INCOME/        RELATED       INVESTMENT   INVESTMENT
                                                              OF PERIOD     (LOSS)      TRANSACTIONS    OPERATIONS     INCOME
                                                              -----------------------------------------------------------------
THE GUARDIAN UBS SMALL CAP VALUE FUND
      CLASS A:
        Period from 2/3/2003+ to 6/30/2003++................   $10.00       $ 0.00         $ 1.51         $ 1.51           --
      CLASS B:
        Period from 2/3/2003+ to 6/30/2003++................    10.00        (0.03)          1.51           1.48           --
      CLASS C:
        Period from 2/3/2003+ to 6/30/2003++................    10.00        (0.03)          1.51           1.48           --
      CLASS K:
        Period from 2/3/2003+ to 6/30/2003++................    10.00         0.00           1.50           1.50           --
THE GUARDIAN ASSET ALLOCATION FUND
      CLASS A:
        Six months ended 6/30/2003++........................     8.45         0.06           0.92           0.98       $(0.16)
        Year ended 12/31/2002...............................    10.84         0.17          (2.38)         (2.21)       (0.18)
        Year ended 12/31/2001...............................    13.00         0.30          (1.61)         (1.31)       (0.18)
        Year ended 12/31/2000...............................    14.77         0.45          (0.29)          0.16        (0.44)
        Year ended 12/31/1999...............................    14.78         0.37           1.47           1.84        (0.37)
        Year ended 12/31/1998...............................    14.05         0.39           2.31           2.70        (0.43)
      CLASS B:
        Six months ended 6/30/2003++........................     8.41         0.02           0.90           0.92        (0.07)
        Year ended 12/31/2002...............................    10.77         0.09          (2.37)         (2.28)       (0.08)
        Year ended 12/31/2001...............................    12.95         0.19          (1.59)         (1.40)       (0.11)
        Year ended 12/31/2000...............................    14.72         0.32          (0.27)          0.05        (0.33)
        Year ended 12/31/1999...............................    14.73         0.23           1.47           1.70        (0.23)
        Year ended 12/31/1998...............................    14.00         0.24           2.31           2.55        (0.28)
      CLASS C:
        Six months ended 6/30/2003++........................     8.39         0.00           0.91           0.91        (0.04)
        Year ended 12/31/2002...............................    10.77         0.05          (2.38)         (2.33)       (0.05)
        Year ended 12/31/2001...............................    12.94         0.17          (1.64)         (1.47)       (0.03)
        Period from 8/7/2000+ to 12/31/2000.................    14.72         0.15          (0.78)         (0.63)       (0.23)
      CLASS K:
        Six months ended 6/30/2003++........................     8.43         0.04           0.90           0.94        (0.11)
        Year ended 12/31/2002...............................    10.82         0.13          (2.39)         (2.26)       (0.13)
        Period from 5/15/2001+ to 12/31/2001................    12.06         0.11          (0.68)         (0.57)          --
THE GUARDIAN S&P 500 INDEX FUND
      CLASS A:
        Six months ended 6/30/2003++........................     6.04         0.04           0.64           0.68        (0.03)
        Year ended 12/31/2002...............................     7.90         0.10          (1.86)         (1.76)       (0.10)
        Year ended 12/31/2001...............................     9.07         0.06          (1.17)         (1.11)       (0.06)
        Period from 7/25/2000+ to 12/31/2000................    10.06         0.03          (0.99)         (0.96)       (0.03)
      CLASS B:
        Six months ended 6/30/2003++........................     6.03         0.01           0.65           0.66        (0.01)
        Year ended 12/31/2002...............................     7.88         0.02          (1.85)         (1.83)       (0.02)
        Year ended 12/31/2001...............................     9.05         0.01          (1.18)         (1.17)       (0.00)+++
        Period from 7/25/2000+ to 12/31/2000................    10.06         0.00          (1.01)         (1.01)          --
      CLASS C:
        Six months ended 6/30/2003++........................     6.03         0.01           0.64           0.65        (0.01)
        Year ended 12/31/2002...............................     7.88         0.02          (1.85)         (1.83)       (0.02)
        Year ended 12/31/2001...............................     9.05         0.01          (1.17)         (1.16)       (0.01)
        Period from 7/25/2000+ to 12/31/2000................    10.06         0.00          (1.01)         (1.01)          --
      CLASS K:
        Six months ended 6/30/2003++........................     6.04         0.03           0.64           0.67        (0.02)
        Year ended 12/31/2002...............................     7.90         0.05          (1.86)         (1.81)       (0.05)
        Period from 5/15/2001+ to 12/31/2001................     8.59         0.02          (0.69)         (0.67)       (0.02)

 + Commencement of operations.
 ++ Unaudited.
+++ Rounds to less than $0.01.

 DISTRIBUTIONS
      FROM                                                              RATIOS/SUPPLEMENTAL DATA
  NET REALIZED                             -----------------------------------------------------------------------------------
    GAIN ON                                                                                               NET
  INVESTMENTS      NET ASSET                 NET ASSETS,                      EXPENSES      GAAF      INVESTMENT
  AND FOREIGN       VALUE,                     END OF          EXPENSES       WAIVED/      GROSS     INCOME/(LOSS)   PORTFOLIO
CURRENCY RELATED    END OF      TOTAL          PERIOD         TO AVERAGE     SUBSIDIZED   EXPENSE     TO AVERAGE     TURNOVER
  TRANSACTIONS      PERIOD     RETURN*     (000'S OMITTED)   NET ASSETS(A)     BY GIS     RATIO(B)    NET ASSETS       RATE
------------------------------------------------------------------------------------------------------------------------------
         --         $11.51      15.10%(c)     $ 10,399           2.19%(d)         --          --          0.10%(d)      32%
         --          11.48      14.80(c)        10,311           2.93(d)          --          --         (0.64)(d)      32
         --          11.48      14.80(c)        10,204           2.93(d)          --          --         (0.63)(d)      32
         --          11.50      15.00(c)        10,227           2.35(d)          --          --         (0.05)(d)      32
         --           9.27      11.51(c)       110,675           0.45(d)        0.76%(d)    1.09%(d)      1.12(d)        0
         --           8.45     (20.64)         110,593           0.42           0.73        1.04          1.60           4
     $(0.67)         10.84     (10.23)         169,386           0.47           0.63        1.01          2.44          51
      (1.49)         13.00       1.00          227,228           0.46           0.60        1.10          3.07          11
      (1.48)         14.77      12.99          227,031           0.48           0.58        1.08          2.48          16
      (1.54)         14.78      19.41          194,827           0.60           0.52        1.13          2.52          23
         --           9.26      10.95(c)        28,966           1.29(d)        0.76(d)     1.93(d)       0.30(d)        0
         --           8.41     (21.31)          29,064           1.25           0.73        1.87          0.78           4
      (0.67)         10.77     (10.99)          44,813           1.28           0.63        1.82          1.62          51
      (1.49)         12.95       0.26           51,024           1.28           0.60        1.91          2.29          11
      (1.48)         14.72      12.09           40,914           1.31           0.58        1.91          1.66          16
      (1.54)         14.73      18.32           27,545           1.48           0.52        2.02          1.70          23
         --           9.26      10.83(c)         6,988           1.56(d)        0.76(d)     2.20(d)       0.06(d)        0
         --           8.39     (21.70)           6,470           1.50           0.73        2.12          0.58           4
      (0.67)         10.77     (11.48)           8,080           1.46           0.63        2.00          1.43          51
      (0.92)         12.94      (4.18)(c)        8,544           1.49(d)        0.55(d)     2.07(d)       2.61(d)       11
         --           9.26      11.12(c)         6,930           0.69(d)        0.76(d)     1.33(d)       0.94(d)        0
         --           8.43     (21.05)           6,126           0.70           0.73        1.31          1.39           4
      (0.67)         10.82      (4.85)(c)        7,619           0.75(d)        0.72(d)     1.37(d)       1.57(d)       51
         --           6.69      11.30(c)       111,592           0.53(d)        0.27(d)       --          1.25(d)        1
         --           6.04     (22.35)         100,129           0.53           0.13          --          1.03          10
         --           7.90     (12.25)         276,645           0.53           0.10          --          0.87           1
      (0.00)(e)       9.07      (9.53)(c)      167,487           0.53(d)        0.21(d)       --          0.71(d)        4
         --           6.68      11.00(c)         9,574           1.28(d)        0.67(d)       --          0.50(d)        1
         --           6.03     (23.22)           8,472           1.28           0.52          --          0.33          10
         --           7.88     (12.87)           9,705           1.28           0.47          --          0.09           1
      (0.00)(e)       9.05     (10.00)(c)        7,677           1.28(d)        0.47(d)       --         (0.04)(d)       4
         --           6.67      10.83(c)         7,328           1.28(d)        0.73(d)       --          0.50(d)        1
         --           6.03     (23.21)           6,175           1.28           0.57          --          0.33          10
         --           7.88     (12.87)           7,598           1.28           0.49          --          0.09           1
      (0.00)(e)       9.05     (10.00)(c)        7,296           1.28(d)        0.47(d)       --         (0.04)(d)       4
         --           6.69      11.13(c)         6,478           0.93(d)        0.23(d)       --          0.85(d)        1
         --           6.04     (23.00)           5,722           0.93           0.10          --          0.68          10
         --           7.90      (7.76)(c)        7,383           0.93(d)        0.15(d)       --          0.47(d)        1

 *  Excludes the effect of sales load.
(a) After expenses subsidized by GIS and do not include the expenses of the underlying Funds.
(b) Amounts include the expenses of the underlying Funds.
(c) Not annualized.
(d) Annualized.
(e) Rounds to less than $0.01.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                                        NET REALIZED
                                                                                        & UNREALIZED
                                                                                       GAIN/(LOSS) ON
                                                                                        INVESTMENTS     INCREASE/
                                                              NET ASSET      NET        AND FOREIGN     (DECREASE)   DIVIDENDS
                                                               VALUE,     INVESTMENT      CURRENCY         FROM       FROM NET
                                                              BEGINNING    INCOME/        RELATED       INVESTMENT   INVESTMENT
                                                              OF PERIOD     (LOSS)      TRANSACTIONS    OPERATIONS     INCOME
                                                              -----------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
      CLASS A:
        Six months ended 6/30/2003++........................   $ 8.90       $ 0.08         $ 0.65         $ 0.73       $(0.01)
        Year ended 12/31/2002...............................    11.09         0.06          (2.25)         (2.19)          --
        Year ended 12/31/2001...............................    14.28         0.01          (3.20)         (3.19)          --
        Year ended 12/31/2000...............................    23.36        (0.06)         (5.52)         (5.58)          --
        Year ended 12/31/1999...............................    18.41         0.01           6.68           6.69           --
        Year ended 12/31/1998...............................    16.08         0.02           3.13           3.15        (0.01)
      CLASS B:
        Six months ended 6/30/2003++........................     8.22        (0.03)          0.65           0.62           --
        Year ended 12/31/2002...............................    10.38        (0.19)         (1.97)         (2.16)          --
        Year ended 12/31/2001...............................    13.54        (0.20)         (2.96)         (3.16)          --
        Year ended 12/31/2000...............................    22.61        (0.11)         (5.46)         (5.57)          --
        Year ended 12/31/1999...............................    17.97        (0.12)          6.47           6.35           --
        Year ended 12/31/1998...............................    15.87        (0.09)          3.00           2.91           --
      CLASS C:
        Six months ended 6/30/2003++........................     8.24         0.00           0.63           0.63           --
        Year ended 12/31/2002...............................    10.40        (0.09)         (2.07)         (2.16)          --
        Year ended 12/31/2001...............................    13.55        (0.12)         (3.03)         (3.15)          --
        Period from 8/7/2000+ to 12/31/2000.................    19.19        (0.09)         (2.20)         (2.29)          --
      CLASS K:
        Six months ended 6/30/2003++........................     8.76         0.05           0.66           0.71           --
        Year ended 12/31/2002...............................    10.94        (0.00)         (2.18)         (2.18)          --
        Period from 5/15/2001+ to 12/31/2001................    12.96        (0.04)         (1.98)         (2.02)          --
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
      CLASS A:
        Six months ended 6/30/2003++........................     8.07         0.03           1.11           1.14           --
        Year ended 12/31/2002...............................     8.45         0.01          (0.39)         (0.38)          --
        Year ended 12/31/2001...............................     8.31         0.01           0.13           0.14           --
        Year ended 12/31/2000...............................    11.13        (0.55)         (2.05)         (2.60)       (0.22)
        Year ended 12/31/1999...............................     6.66        (0.07)          4.72           4.65        (0.18)
        Year ended 12/31/1998...............................     9.38         0.01          (2.73)         (2.72)       (0.00)+++
      CLASS B:
        Six months ended 6/30/2003++........................     7.55        (0.01)          1.02           1.01           --
        Year ended 12/31/2002...............................     7.98        (0.10)         (0.33)         (0.43)          --
        Year ended 12/31/2001...............................     7.97        (0.10)          0.11           0.01           --
        Year ended 12/31/2000...............................    10.65         0.08          (2.76)         (2.68)          --
        Year ended 12/31/1999...............................     6.44        (0.27)          4.48           4.21           --
        Year ended 12/31/1998...............................     9.30        (0.18)         (2.68)         (2.86)          --
      CLASS C:
        Six months ended 6/30/2003++........................     7.56        (0.01)          1.03           1.02           --
        Year ended 12/31/2002...............................     8.00        (0.09)         (0.35)         (0.44)          --
        Year ended 12/31/2001...............................     7.98        (0.09)          0.11           0.02           --
        Period from 8/7/2000+ to 12/31/2000.................     9.92        (0.08)         (1.86)         (1.94)          --
      CLASS K:
        Six months ended 6/30/2003++........................     7.97         0.02           1.09           1.11           --
        Year ended 12/31/2002...............................     8.36        (0.03)         (0.36)         (0.39)          --
        Period from 5/15/2001+ to 12/31/2001................     8.35        (0.06)          0.07           0.01           --

 + Commencement of operations.
 ++ Unaudited.
+++ Rounds to less than $0.01.

                  DISTRIBUTIONS
                       FROM                                                                RATIOS/SUPPLEMENTAL DATA
                   NET REALIZED                                            --------------------------------------------------------
 DISTRIBUTIONS       GAIN ON                                                                                   NET
   IN EXCESS       INVESTMENTS                   NET ASSET                   NET ASSETS,                   INVESTMENT
    OF NET         AND FOREIGN                    VALUE,                       END OF         EXPENSES    INCOME/(LOSS)   PORTFOLIO
  INVESTMENT     CURRENCY RELATED   TAX RETURN    END OF        TOTAL          PERIOD        TO AVERAGE    TO AVERAGE     TURNOVER
    INCOME         TRANSACTIONS     OF CAPITAL    PERIOD       RETURN*     (000'S OMITTED)   NET ASSETS    NET ASSETS       RATE
-----------------------------------------------------------------------------------------------------------------------------------
        --                --              --      $ 9.62         8.21%(a)     $ 46,578          1.86%(b)       1.41%(b)       19%
        --                --              --        8.90       (19.75)          47,948          1.62           0.29           45
        --                --              --       11.09       (22.34)          80,856          1.53           0.06           63
        --            $(3.26)         $(0.24)      14.28       (23.81)          94,482          1.45          (0.29)          78
    $(0.03)            (1.71)             --       23.36        37.21          148,727          1.44          (0.03)          54
        --             (0.81)             --       18.41        19.61           93,871          1.56          (0.01)          44
        --                --              --        8.84         7.54(a)         5,764          3.20(b)       (0.05)(b)       19
        --                --              --        8.22       (20.81)           5,598          2.87          (0.98)          45
        --                --              --       10.38       (23.34)           8,228          2.62          (1.05)          63
        --             (3.26)          (0.24)      13.54       (24.56)          12,747          2.43          (1.27)          78
        --             (1.71)             --       22.61        36.16           15,623          2.45          (1.03)          54
        --             (0.81)             --       17.97        18.36           10,216          2.67          (1.13)          44
        --                --              --        8.87         7.65(a)         4,695          3.13(b)        0.12(b)        19
        --                --              --        8.24       (20.77)           4,381          2.85          (0.99)          45
        --                --              --       10.40       (23.25)           5,530          2.60          (1.04)          63
        --             (3.11)          (0.24)      13.55       (11.72)(a)        7,208          2.51(b)       (1.52)(b)       78
        --                --              --        9.47         8.11(a)         5,868          2.05(b)        1.21(b)        19
        --                --              --        8.76       (19.93)           5,407          1.86           0.01           45
        --                --              --       10.94       (15.59)(a)        6,753          1.84(b)       (0.60)(b)       63
        --                --              --        9.21        14.13(a)        30,201          2.24(b)        0.85(b)        32
        --                --              --        8.07        (4.50)          27,356          2.10          (0.04)          81
        --                --              --        8.45         1.68           19,777          2.39          (0.19)         101
        --                --              --        8.31       (23.88)          18,439          2.18          (0.86)         101
        --                --              --       11.13        69.91           32,940          2.43          (1.07)          96
        --                --              --        6.66       (28.97)          16,342          2.55           0.18           83
        --                --              --        8.56        13.38(a)         6,796          3.42(b)       (0.35)(b)       32
        --                --              --        7.55        (5.39)           5,965          3.21          (1.16)          81
        --                --              --        7.98         0.13            6,023          3.51          (1.28)         101
        --                --              --        7.97       (25.16)           6,105          3.79          (2.54)         101
        --                --              --       10.65        65.37            2,320          5.07          (3.70)          96
        --                --              --        6.44       (30.75)           1,367          5.04          (2.31)          83
        --                --              --        8.58        13.49(a)         7,402          3.39(b)       (0.32)(b)       32
        --                --              --        7.56        (5.50)           6,306          3.12          (1.08)          81
        --                --              --        8.00         0.25            6,486          3.34          (1.12)         101
        --                --              --        7.98       (19.56)(a)        6,466          3.49(b)       (2.31)(b)      101
        --                --              --        9.08        13.93(a)         8,799          2.50(b)        0.58(b)        32
        --                --              --        7.97        (4.67)           7,685          2.36          (0.32)          81
        --                --              --        8.36         0.12(a)         8,020          2.63(b)       (1.23)(b)      101


 *  Excludes the effect of sales load.
(a) Not annualized.
(b) Annualized.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                                        NET REALIZED
                                                                                        & UNREALIZED
                                                                                       GAIN/(LOSS) ON
                                                                                        INVESTMENTS     INCREASE/
                                                              NET ASSET                 AND FOREIGN     (DECREASE)   DIVIDENDS
                                                               VALUE,        NET          CURRENCY         FROM       FROM NET
                                                              BEGINNING   INVESTMENT      RELATED       INVESTMENT   INVESTMENT
                                                              OF PERIOD     INCOME      TRANSACTIONS    OPERATIONS     INCOME
                                                              -----------------------------------------------------------------
THE GUARDIAN INVESTMENT QUALITY BOND FUND
      CLASS A:
        Six months ended 6/30/2003++........................   $10.28       $0.18          $ 0.27         $ 0.45       $(0.18)
        Year ended 12/31/2002...............................     9.86        0.44            0.45           0.89        (0.44)
        Year ended 12/31/2001...............................     9.61        0.50            0.30           0.80        (0.50)
        Year ended 12/31/2000...............................     9.33        0.60            0.28           0.88        (0.60)
        Year ended 12/31/1999...............................     9.99        0.53           (0.63)         (0.10)       (0.53)
        Year ended 12/31/1998...............................     9.91        0.53            0.23           0.76        (0.53)
      CLASS B:
        Six months ended 6/30/2003++........................    10.28        0.14            0.26           0.40        (0.14)
        Year ended 12/31/2002...............................     9.86        0.37            0.45           0.82        (0.37)
        Year ended 12/31/2001...............................     9.60        0.43            0.31           0.74        (0.43)
        Period from 8/7/2000+ to 12/31/2000.................     9.41        0.22            0.19           0.41        (0.22)
      CLASS C:
        Six months ended 6/30/2003++........................    10.28        0.14            0.27           0.41        (0.14)
        Year ended 12/31/2002...............................     9.86        0.37            0.45           0.82        (0.37)
        Year ended 12/31/2001...............................     9.60        0.43            0.31           0.74        (0.43)
        Period from 8/7/2000+ to 12/31/2000.................     9.41        0.22            0.19           0.41        (0.22)
      CLASS K:
        Six months ended 6/30/2003++........................    10.29        0.16            0.27           0.43        (0.16)
        Year ended 12/31/2002...............................     9.87        0.40            0.45           0.85        (0.40)
        Period from 5/15/2001+ to 12/31/2001................     9.68        0.28            0.24           0.52        (0.28)
THE GUARDIAN HIGH YIELD BOND FUND
      CLASS A:
        Six months ended 6/30/2003++........................     6.69        0.27            0.51           0.78        (0.27)
        Year ended 12/31/2002...............................     7.19        0.55           (0.50)          0.05        (0.55)
        Year ended 12/31/2001...............................     7.66        0.69           (0.47)          0.22        (0.69)
        Year ended 12/31/2000...............................     8.98        0.77           (1.32)         (0.55)       (0.77)
        Year ended 12/31/1999...............................     9.84        0.78           (0.84)         (0.06)       (0.78)
        Period from 9/1/1998+++ to 12/31/1998...............     9.26        0.38            0.58           0.96        (0.38)
      CLASS B:
        Six months ended 6/30/2003++........................     6.69        0.24            0.50           0.74        (0.24)
        Year ended 12/31/2002...............................     7.18        0.50           (0.49)          0.01        (0.50)
        Year ended 12/31/2001...............................     7.66        0.64           (0.48)          0.16        (0.64)
        Year ended 12/31/2000...............................     8.97        0.68           (1.31)         (0.63)       (0.68)
        Year ended 12/31/1999...............................     9.83        0.67           (0.84)         (0.17)       (0.67)
        Period from 9/1/1998+++ to 12/31/1998...............     9.26        0.31            0.57           0.88        (0.31)
      CLASS C:
        Six months ended 6/30/2003++........................     6.69        0.24            0.50           0.74        (0.24)
        Year ended 12/31/2002...............................     7.18        0.50           (0.49)          0.01        (0.50)
        Year ended 12/31/2001...............................     7.65        0.64           (0.47)          0.17        (0.64)
        Period from 8/7/2000+ to 12/31/2000.................     8.47        0.28           (0.82)         (0.54)       (0.28)
      CLASS K:
        Six months ended 6/30/2003++........................     6.69        0.25            0.51           0.76        (0.25)
        Year ended 12/31/2002...............................     7.19        0.53           (0.50)          0.03        (0.53)
        Period from 5/15/2001+ to 12/31/2001................     7.68        0.39           (0.49)         (0.10)       (0.39)
THE GUARDIAN TAX-EXEMPT FUND
      CLASS A:
        Six months ended 6/30/2003++........................    10.51        0.19            0.27           0.46        (0.19)
        Year ended 12/31/2002...............................    10.09        0.40            0.61           1.01        (0.40)
        Year ended 12/31/2001...............................    10.10        0.41            0.06           0.47        (0.41)
        Year ended 12/31/2000...............................     9.40        0.43            0.70           1.13        (0.43)
        Year ended 12/31/1999...............................    10.13        0.40           (0.73)         (0.33)       (0.40)
        Year ended 12/31/1998...............................     9.99        0.43            0.17           0.60        (0.43)
      CLASS C:
        Six months ended 6/30/2003++........................    10.51        0.15            0.27           0.42        (0.15)
        Year ended 12/31/2002...............................    10.09        0.32            0.61           0.93        (0.32)
        Year ended 12/31/2001...............................    10.10        0.34            0.06           0.40        (0.34)
        Period from 8/7/2000+ to 12/31/2000.................     9.77        0.14            0.33           0.47        (0.14)

 + Commencement of operations.
 ++ Unaudited.
+++ Date of initial public investment.

 DISTRIBUTIONS
      FROM                                                      RATIOS/SUPPLEMENTAL DATA
  NET REALIZED                             -------------------------------------------------------------------
    GAIN ON                                                                         EXPENSES
  INVESTMENTS      NET ASSET                 NET ASSETS,                           (EXCLUDING
  AND FOREIGN       VALUE,                     END OF            EXPENSES       INTEREST EXPENSE)    EXPENSES
CURRENCY RELATED    END OF      TOTAL          PERIOD           TO AVERAGE         TO AVERAGE       SUBSIDIZED
  TRANSACTIONS      PERIOD     RETURN*     (000'S OMITTED)   NET ASSETS(a)(b)     NET ASSETS(a)       BY GIS
--------------------------------------------------------------------------------------------------------------
     $(0.02)        $10.53       4.35%(c)     $184,477             0.85%(d)           0.85%(d)         0.09%(d)
      (0.03)         10.28       9.25          170,658             0.85               0.85             0.08
      (0.05)          9.86       8.55          144,900             0.86               0.85             0.09
         --           9.61       9.81          124,805             0.85               0.85             0.09
      (0.03)          9.33      (1.02)         139,661             0.81               0.80             0.13
      (0.15)          9.99       7.89          142,199             0.85               0.75             0.21
      (0.02)         10.52       3.86(c)        21,091             1.60(d)            1.60(d)          0.25(d)
      (0.03)         10.28       8.43           19,308             1.60               1.60             0.27
      (0.05)          9.86       7.86           13,036             1.61               1.60             0.31
         --           9.60       4.40(c)         8,493             1.60(d)            1.60(d)          0.34(d)
      (0.02)         10.53       3.96(c)        11,254             1.60(d)            1.60(d)          0.33(d)
      (0.03)         10.28       8.44           10,753             1.60               1.60             0.36
      (0.05)          9.86       7.85            9,090             1.61               1.60             0.36
         --           9.60       4.39(c)         8,356             1.60(d)            1.60(d)          0.34(d)
      (0.02)         10.54       4.14(c)         9,749             1.25(d)            1.25(d)          0.04(d)
      (0.03)         10.29       8.81            9,213             1.25               1.25             0.03
      (0.05)          9.87       5.43(c)         8,436             1.26(d)            1.25(d)          0.08(d)
         --           7.20      11.84(c)        40,759             0.85(d)              --             0.40(d)
         --           6.69       0.96           33,894             0.85                 --             0.45
         --           7.19       2.87           33,797             0.85                 --             0.47
         --           7.66      (6.53)          38,646             0.85                 --             0.38
      (0.02)          8.98      (0.63)          54,178             0.75                 --             0.40
         --           9.84       9.24(c)        51,288             0.75(d)              --             0.51(d)
         --           7.19      11.28(c)         9,527             1.60(d)              --             0.71(d)
         --           6.69       0.35            8,336             1.60                 --             0.77
         --           7.18       1.96            8,182             1.60                 --             0.78
         --           7.66      (7.32)           7,567             1.74                 --             0.77
      (0.02)          8.97      (1.78)           3,184             1.87                 --             1.00
         --           9.83       8.61(c)         2,482             2.33(d)              --             0.51(d)
         --           7.19      11.28(c)         8,600             1.60(d)              --             0.70(d)
         --           6.69       0.35            7,710             1.60                 --             0.77
         --           7.18       2.09            7,657             1.60                 --             0.71
         --           7.65      (6.42)(c)        7,491             1.60(d)              --             0.63(d)
         --           7.20      11.62(c)         8,874             1.25(d)              --             0.31(d)
         --           6.69       0.55            7,944             1.25                 --             0.35
         --           7.19      (1.31)(c)        7,893             1.25(d)              --             0.41(d)
      (0.02)         10.76       4.40(c)        80,531             0.88(d)(e)           --             0.09(d)
      (0.19)         10.51      10.20          113,852             0.87(e)              --             0.06
      (0.07)         10.09       4.78          107,676             0.91(e)              --             0.09
         --          10.10      12.29           97,185             0.88(e)              --             0.07
      (0.00)(f)       9.40      (3.29)          97,908             0.86(e)              --             0.08
      (0.03)         10.13       6.11           70,720             0.75                 --             0.26
      (0.02)         10.76       4.02(c)        10,326             1.63(d)(e)           --             0.36(d)
      (0.19)         10.51       9.37            9,741             1.62(e)              --             0.37
      (0.07)         10.09       3.99            8,783             1.66(e)              --             0.37
         --          10.10       4.87(c)         8,391             1.65(d)(e)           --             0.31(d)


 RATIOS/SUPPLEMENTAL DATA
 -------------------------
      NET
  INVESTMENT
    INCOME       PORTFOLIO
  TO AVERAGE     TURNOVER
  NET ASSETS       RATE
--------------------------
     3.42%(d)       137%
     4.37           275
     5.11           414
     6.41           344
     5.49           271
     5.24           309
     2.67(d)        137
     3.58           275
     4.31           414
     5.78(d)        344
     2.67(d)        137
     3.64           275
     4.36           414
     5.78(d)        344
     3.02(d)        137
     4.00           275
     4.48(d)        414
     7.79(d)         68
     8.17            69
     9.21           141
     9.03           163
     8.34           152
     8.31(d)         11
     7.06(d)         68
     7.42            69
     8.42           141
     8.37           163
     7.22           152
     6.85(d)         11
     7.05(d)         68
     7.42            69
     8.43           141
     8.74(d)        163
     7.41(d)         68
     7.77            69
     8.36(d)        141
     3.67(d)         23
     3.85            99
     4.03           181
     4.43           124
     4.11           144
     4.29           111
     2.93(d)         23
     3.11            99
     3.28           181
     3.62(d)        124

 *  Excludes the effect of sales load.
(a) After expenses subsidized by GIS.
(b) Expense ratio includes interest expense associated with reverse repurchase agreements.
(c) Not annualized.
(d) Annualized. For GHYBF, ratios for 1998 are calculated from 7/7/1998 (commencement of operations).
(e) Before offset of custody credits. Including the custody credits in Class A, the expense ratio is 0.80% for 1999 and 0.85% for 2000, 2001, 2002 and 6/30/2003; in Class C the expense ratio is 1.60% for 2000, 2001, 2002 and 6/30/2003.
(f) Rounds to less than $0.01.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:


                                                              NET ASSET                DIVIDENDS    NET ASSET
                                                               VALUE,        NET        FROM NET     VALUE,
                                                              BEGINNING   INVESTMENT   INVESTMENT    END OF      TOTAL
                                                              OF PERIOD     INCOME       INCOME      PERIOD     RETURN*
                                                              ----------------------------------------------------------
THE GUARDIAN CASH MANAGEMENT FUND
      CLASS A:
        Six months ended 6/30/2003++........................   $1.000       $0.002      $(0.002)     $1.000       0.24%+++
        Year ended 12/31/2002...............................    1.000        0.009       (0.009)      1.000       0.95
        Year ended 12/31/2001...............................    1.000        0.032       (0.032)      1.000       3.27
        Year ended 12/31/2000...............................    1.000        0.056       (0.056)      1.000       5.69
        Year ended 12/31/1999...............................    1.000        0.044       (0.044)      1.000       4.45
        Year ended 12/31/1998...............................    1.000        0.047       (0.047)      1.000       4.76
      CLASS B:
        Six months ended 6/30/2003++........................    1.000        0.001       (0.001)      1.000       0.09+++
        Year ended 12/31/2002...............................    1.000        0.002       (0.002)      1.000       0.23
        Year ended 12/31/2001...............................    1.000        0.025       (0.025)      1.000       2.48
        Year ended 12/31/2000...............................    1.000        0.052       (0.052)      1.000       5.34
        Year ended 12/31/1999...............................    1.000        0.044       (0.044)      1.000       4.45
        Year ended 12/31/1998...............................    1.000        0.047       (0.047)      1.000       4.76
      CLASS C:
        Six months ended 6/30/2003++........................    1.000        0.001       (0.001)      1.000       0.09+++
        Year ended 12/31/2002...............................    1.000        0.002       (0.002)      1.000       0.22
        Year ended 12/31/2001...............................    1.000        0.025       (0.025)      1.000       2.48
        Period from 8/7/2000+ to 12/31/2000.................    1.000        0.020       (0.020)      1.000       2.03+++
      CLASS K:
        Six months ended 6/30/2003++........................    1.000        0.001       (0.001)      1.000       0.09+++
        Year ended 12/31/2002...............................    1.000        0.005       (0.005)      1.000       0.55
        Period from 5/15/2001+ to 12/31/2001................    1.000        0.013       (0.013)      1.000       1.26+++

 * Excludes the effect of sales load.
 + Commencement of operations.
 ++ Unaudited.
+++ Not annualized.

                  RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------
                                                     NET
  NET ASSETS,                                     INVESTMENT
    END OF           EXPENSES        EXPENSES       INCOME
    PERIOD          TO AVERAGE      SUBSIDIZED    TO AVERAGE
(000'S OMITTED)    NET ASSETS(a)      BY GIS      NET ASSETS
------------------------------------------------------------
   $612,259            0.85%(b)        0.03%(b)      0.49%(b)
    658,159            0.85            0.02          0.94
    606,045            0.85            0.04          3.13
    462,183            0.85            0.07          5.57
    390,106            0.85            0.09          4.41
    225,997            0.85            0.19          4.65
     17,057            1.60(b)         0.14(b)       0.18(b)
     18,485            1.60            0.37          0.22
     15,685            1.60            0.12          2.37
     11,860            1.14            0.63          5.25
     13,782            0.85            0.93          4.41
     12,430            0.85            0.97          4.65
      9,140            1.60(b)         0.03(b)       0.17(b)
      9,330            1.60            0.25          0.22
      8,492            1.60            0.04          2.47
      8,193            1.60(b)         0.13(b)       5.06(b)
      8,927            1.25(b)           --          0.19(b)
      8,500            1.25              --          0.54
      8,125            1.25(b)         0.01(b)       1.99(b)

(a) After expenses subsidized by GIS.
(b) Annualized.

                      (This page intentionally left blank)

- TRUSTEES

  Dennis J. Manning, CLU, ChFC -- Chair
  Frank J. Fabozzi, Ph.D.
  Arthur V. Ferrara, CLU
  Leo R. Futia, CLU
  William W. Hewitt, Jr.
  Sidney I. Lirtzman, Ph.D.
  Carl W. Schafer
  Robert G. Smith, Ph.D.

- OFFICERS

  Thomas G. Sorell -- President
  Joseph A. Caruso
  Howard W. Chin
  Robert J. Crimmins, Jr.
  Richard A. Cumiskey
  Richard A. Goldman
  Alexander M. Grant, Jr.
  Edward H. Hocknell
  Jonathan C. Jankus
  Stewart M. Johnson
  Ann T. Kearney
  Peter J. Liebst
  R. Robin Menzies
  Nydia Morrison
  John B. Murphy
  Karen L. Olvany
  Frank L. Pepe
  Richard T. Potter, Jr.
  Robert A. Reale
  Donald P. Sullivan, Jr.
  Mathew P. Ziehl

- INVESTMENT ADVISER & DISTRIBUTOR

  Guardian Investor Services LLC
  7 Hanover Square
  New York, New York 10004

- CUSTODIAN OF ASSETS

  State Street Bank and Trust Company
  Custody Division
  1776 Heritage Drive
  North Quincy, Massachusetts 02171

- SHAREHOLDER SERVICING AGENT, TRANSFER AGENT &
  DIVIDEND PAYING AGENT FOR STATE STREET BANK
  AND TRUST COMPANY

  National Financial Data Services
  Post Office Box 219611
  Kansas City, Missouri 64121-9611

- INDEPENDENT AUDITORS

  Ernst & Young LLP
  5 Times Square
  New York, New York 10036

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, nor are they federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board, the National Credit Union Association or any other agency. They involve investment risk, including possible loss of principal amount invested.

This report is authorized for distribution to the public only when accompanied or preceded by a current prospectus for the funds which comprise The Park Avenue Portfolio.

[GUARDIAN LOGO]

Guardian Investor Services LLC
7 Hanover Square
New York, New York 10004

[GUARDIAN LOGO]

Guardian Investor Services LLC
7 Hanover Square
New York, NY  10004

EB 011566  (6/03)

PRSRT
STANDARD
U.S. POSTAGE PAID
BOWNE FULFILLMENT SOLUTIONS

ITEM 2. CODE OF ETHICS.
        Not required at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
        Not required at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
        Not required at this time.

ITEM 5-6  [RESERVED]
        Not required at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
        Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.
        (a) The registrant's certifying officers have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

        (b) The registrant's certifying officers are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 10. EXHIBITS.

        (a)(1) Not required at this time.

        (a)(2) Separate certifications by the registrant's certifying officers, pursuant to Section 302 of the Sarbanes-Oxley Act and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

        (b) A certification by the registrant's certifying officers, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Park Avenue Portfolio



By:    /s/ THOMAS G. SORELL
       -----------------------------------------
       Thomas G. Sorell
       President of
       The Park Avenue Portfolio


Date:     September 4, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/  THOMAS G. SORELL
       --------------------------------------------
       Thomas G. Sorell
       President of
       The Park Avenue Portfolio


Date:     September 4, 2003


By:    /s/ FRANK L. PEPE
       ---------------------------------------------
       Frank L. Pepe
       Vice President and Treasurer of
       The Park Avenue Portfolio


Date:     September 4, 2003